                                   SUPPLEMENT
================================================================================
SECURITY EQUITY FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

                       SUPPLEMENT DATED FEBRUARY 15, 2002
                      TO PROSPECTUS DATED FEBRUARY 1, 2002

THE  BIOGRAPHICAL  INFORMATION  FOR MR. MICHAEL LEVY APPEARING UNDER THE HEADING
"PORTFOLIO MANAGERS" IS REMOVED AND IS REPLACED WITH THE FOLLOWING INFORMATION.

CLARE BRODY,  Director of DAMI, has been Co-Manager of International  Fund since
February of 2002. Ms. Brody joined DAMI in 1993 and is a Portfolio  Manager with a primary  focus on European  markets.  Ms.  Brody  earned her B.S.  degree from
Cornell University and is a Chartered Financial Analyst charterholder.

ALEXANDER  TEDDER,  Director of and Consultant to DAMI,  has been  Co-Manager of
International  Fund since  February of 2002.  Mr.  Tedder has been with Deutsche
Asset  Management  Investment  Services,  an affiliate of DAMI,  since 1994. Mr.
Tedder earned a Masters in Economics and Business  Administration  from Freiburg
University.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                SECURITY FUNDS(SM)

                                   PROSPECTUS

                                FEBRUARY 1, 2002

                        AS SUPPLEMENTED FEBRUARY 15, 2002

    o  Security Growth and Income Fund®
    o  Security Equity Fund®
    o  Security Global Fund
    o  Security Total Return Fund
    o  Security Mid Cap Value Fund (formerly Security Value Fund)
    o  Security Small Cap Growth Fund (formerly Security Small Company Fund)
    o  Security Enhanced Index Fund
    o  Security International Fund
    o  Security Select 25 Fund
    o  Security Large Cap Growth Fund
    o  Security Technology Fund
    o  Security Ultra Fund

             ------------------------------------------------------
             The  Securities   and  Exchange   Commission  has  not
             approved or  disapproved  these  securities  or passed
             upon   the   adequacy   of   this   prospectus.    Any
             representation to the contrary is a criminal offense.
             ------------------------------------------------------

                                                [SDI LOGO]
                                                SECURITY DISTRIBUTIORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

================================================================================

SPECIAL MEETING OF STOCKHOLDERS

The Board of Directors of each Fund has requested that the following  matters be submitted to  shareholders  for approval at a Special Meeting of Stockholders to be held on April 17, 2002. The record date for the meeting is February 19, 2002.
If you own shares of the Fund(s) as of the close of  business on that date,  you will be entitled to vote at the special meeting. Proxy materials containing more information  are expected to be sent to shareholders on or about March 15, 2002.
If approved by shareholders, the proposals will become effective on May 1, 2002, except for the name changes,  which will become  effective  October 1, 2002. The proposals to be  considered  are: (1) amending  the  Investment  Management  and
Services  Agreement of Growth and Income,  Equity,  Global, and Ultra Funds; (2)
adopting a Class A  Distribution  Plan for Growth and  Income,  Equity,  Global,
Ultra  and  Mid Cap  Value  Funds;  (3)  changing  the  Select  25  Fund  from a diversified to a  non-diversified  fund; and (4) changing the name of Growth and
Income Fund to Large Cap Value Fund and the name of Ultra Fund to Mid Cap Growth
Fund.

FUNDS' OBJECTIVES

Described below are the investment objectives for each of the Funds. Each Fund's
Board of Directors may change their investment  objectives  without  shareholder approval.  As with any  investment,  there can be no  guarantee  the Funds  will achieve their investment objectives.

SECURITY  GROWTH AND INCOME FUND -- The Growth and Income  Fund seeks  long-term growth of capital with secondary emphasis on income.

SECURITY EQUITY FUND -- The Equity Fund seeks long-term capital growth.

SECURITY  GLOBAL  FUND -- The  Global  Fund  seeks  long-term  growth of capital primarily through investment in securities of companies in foreign countries and the United States.

SECURITY  TOTAL  RETURN FUND -- The Total  Return Fund seeks high total  return, consisting of capital appreciation and current income.

SECURITY MID CAP VALUE FUND -- The Mid Cap Value Fund seeks long-term  growth of capital.

SECURITY  SMALL CAP  GROWTH  FUND -- The Small Cap Growth  Fund seeks  long-term growth of capital.

SECURITY  ENHANCED INDEX FUND -- The Enhanced Index Fund seeks to outperform the
S&P 500 Index  through  stock  selection  resulting in different  weightings  of common stocks relative to the index.

SECURITY  INTERNATIONAL  FUND -- The International  Fund seeks long-term capital appreciation  primarily  by investing in non-U.S.  equity  securities  and other securities with equity characteristics.

SECURITY  SELECT 25 FUND -- The  Select 25  Fund®  seeks  long-term  growth of capital.

SECURITY  LARGE CAP  GROWTH  FUND -- The Large Cap Growth  Fund seeks  long-term capital growth.

SECURITY  TECHNOLOGY  FUND  --  The  Technology  Fund  seeks  long-term  capital appreciation by investing in the equity securities of technology companies.

SECURITY ULTRA FUND-- The Ultra Fund seeks capital appreciation.

FUNDS' PRINCIPAL INVESTMENT STRATEGIES

SECURITY  GROWTH AND INCOME FUND -- The Fund pursues its objective by investing,
under   normal   circumstances,   at  least   65%  of  its   total   assets   in
large-capitalization  value  companies  (those  whose total  market  value is $5 billion or greater at the time of purchase).  The Fund's stock  investments  may include common stocks,  preferred stocks and convertible securities of both U.S.
and U.S.  dollar-denominated  foreign  issuers.  The Fund  also  may  invest  in fixed-income securities, which are less volatile than stocks, to adjust the risk characteristics of the portfolio.  Fixed-income securities and equity securities that provide income will make up at least 25% of the Fund's portfolio.  The Fund may actively  trade its  investments  without  regard to the length of time they have been owned by the Fund.

--------------------------------------------------------------------------------
VALUE-ORIENTED   STOCKS  are  stocks  of  companies  that  are  believed  to  be undervalued  in terms of price  or  other  financial  measurements  and that are believed to have above average growth potential.
--------------------------------------------------------------------------------

In choosing stocks, the Sub-Adviser,  The Dreyfus  Corporation,  looks for value companies.  The Sub-Adviser uses proprietary  computer models to identify stocks that appear  favorably  priced and that may benefit from the current  market and economic environment. The Sub-Adviser then reviews these stocks for factors that could signal a rise in price, such as:

o  New products or markets

o  Opportunities for greater market share

o  More effective management

o  Positive changes in corporate structure or market perception

The Fund may invest a portion of its assets in options  and  futures  contracts.
When employed,  these practices are used primarily to hedge the Fund's portfolio but may be used to increase returns.

The  Fund  typically  sells a  stock  when it is no  longer  considered  a value company,  appears  less likely to benefit  from the current  market and economic
environment,   shows   deteriorating   fundamentals   or  falls   short  of  the
Sub-Adviser's expectations.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, government bonds or money market securities. Although the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  EQUITY FUND -- The Fund  pursues its  objective  by  investing,  under normal  circumstances,  at least 80% of its net  assets in a  widely-diversified portfolio of equity securities,  which may include American  Depositary Receipts
("ADRs") and convertible securities.

To choose equity  securities,  the Investment  Manager uses a blended  approach, investing in growth stocks and value stocks.  The Investment  Manager  typically chooses  larger,  growth-oriented  companies.  The Investment  Manager will also invest in  value-oriented  stocks to  attempt  to reduce  the  Fund's  potential volatility.  In choosing  the  balance of growth  stocks and value  stocks,  the
Investment Manager compares the potential risks and rewards of each category.

The Fund  typically  invests in the equity  securities of companies  whose total market value is $5 billion or greater at the time of purchase.

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash  position,  to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining liquidity.

--------------------------------------------------------------------------------
GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.
--------------------------------------------------------------------------------

The Fund  typically  sells a security  when the  reasons for buying it no longer apply,  or when the company begins to show  deteriorating  fundamentals  or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund  would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  GLOBAL FUND -- The Fund  pursues its  objective  by  investing,  under normal circumstances, in a diversified portfolio of securities with at least 65%
of its total assets in at least three countries,  one of which may be the United
States.  The Fund  primarily  invests in foreign and domestic  common  stocks or convertible stocks of growth-oriented  companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments.  The Fund may actively trade its investments without regard to the  length of time they have been owned by the Fund.  Investments  in debt securities may be made when market conditions are uncertain.  The Fund also may invest some assets in options,  futures  contracts  and foreign  currencies, which may be used to hedge the  Fund's  portfolio,  to  increase  returns  or to maintain  exposure to the equity  markets.  The Fund may also invest in emerging market countries.

The Sub-Adviser,  OppenheimerFunds,  Inc., uses a disciplined  theme approach to choose securities in foreign and U.S. markets.  By considering the effect of key worldwide  growth trends,  OppenheimerFunds  focuses on areas they believe offer some of the best opportunities for long-term growth.  These trends include:  (1)
the growth of mass  affluence;  (2) the  development  of new  technologies;  (3)
corporate restructuring; and (4) demographics.

OppenheimerFunds currently looks for the following:

o  Stocks of small, medium and large growth-oriented companies worldwide

o  Companies that stand to benefit from one or more global growth trends

o  Businesses  with  strong  competitive  positions  and high  demand  for their products or services

o  Cyclical  opportunities  in the business cycle and sectors or industries that may benefit from those opportunities.

To  lower  the  risks  of  foreign  investing,  such as  currency  fluctuations,
OppenheimerFunds generally diversifies broadly across countries and industries.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash,  repurchase  agreements  and money market  instruments of foreign or domestic issuers and the U.S. and foreign  governments.  Although the
Fund would do this only in seeking  to avoid  losses,  the Fund may be unable to pursue  its  investment  objective  during  that time,  and it could  reduce the benefit from any upswing in the market.

SECURITY TOTAL RETURN FUND -- The Fund pursues its objective by investing, under normal  circumstances,  in a well-diversified  portfolio of equity securities of
U.S. companies in different  capitalization  ranges. The Fund may also invest in equity securities  offering the potential for current income and in fixed income securities in any rating category,  including restricted securities eligible for resale to qualified institutional buyers under Rule 144A.

To choose equity  securities,  the Investment  Manager uses a blended  approach, investing in growth stocks and value stocks.  The Investment  Manager  typically chooses  larger,  growth-oriented  companies.  The  Investment  Manager also may invest in  value-oriented  securities to attempt to reduce the Fund's  potential volatility and possibly add to current income. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Fund  typically  sells a security  when the  reasons for buying it no longer apply,  or when the company begins to show  deteriorating  fundamentals  or poor relative performance.

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to increase returns or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund  would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  MID CAP VALUE FUND -- The Fund  pursues its  objective  by  investing, under  normal  circumstances,  at least 80% of its net  assets in a  diversified portfolio of equity securities with market capitalizations substantially similar to those of companies in the S&P Midcap 400 Index at the time of purchase.  Some of the  companies  in the S&P Midcap 400 Index may have  market  capitalizations below those of the S&P Smallcap  Index and, as a result,  the Fund is subject to the risks associated with investing in small  capitalization  companies.  Equity securities include common stock, rights, options,  warrants and convertible debt securities.

The  Investment   Manager   typically  chooses  equity  securities  that  appear
undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies,  the securities  included in the Fund's portfolio typically consist of small- to medium-sized companies.  The Fund may also invest in ADRs.

The Fund may sell a security if it is no longer  considered  undervalued or when the company begins to show deteriorating fundamentals.

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining  liquidity.  Certain  investment  company securities and other securities  in which the Fund may invest are  restricted  securities,  which are illiquid.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund  would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

SECURITY SMALL CAP GROWTH FUND -- The Fund pursues its  investment  objective by investing under normal  circumstances,  at least 80% of its net assets in equity securities  of  domestic  and  foreign  companies  with  market  capitalizations substantially  similar to those of the companies in the Russell  2000™ Growth
Index  at the time of  purchase.  The Fund may  also  invest  in  securities  of emerging growth companies.  Emerging growth companies include companies that are past their  start-up  phase and that show  positive  earnings  and  prospects of achieving  significant profit and gain in a relatively short period of time. The
Fund may actively  trade its  investments  without  regard to the length of time they have been owned by the Fund.

--------------------------------------------------------------------------------
THE RUSSELL  2000™  GROWTH  INDEX is a market  capitalization  weighted  U.S.
equity  index  published  by Frank  Russell  Company.  This index  measures  the performance  of the  companies  in the  Russell  2000  Index  that  have  higher price/book ratios and higher forecasted growth rates.
--------------------------------------------------------------------------------

The Sub-Adviser,  Strong Capital  Management,  Inc., focuses on common stocks of companies that it believes are reasonably priced and have  above-average  growth potential. Strong may decide to sell a stock when the company's growth prospects become less attractive, but it is not required to do so.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, fixed-income  securities or money market securities.  Although the Fund would do this only in seeking to avoid losses,  the Fund may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  ENHANCED  INDEX FUND -- The Fund pursues its  objective by  investing, under  normal  circumstances  in a  portfolio  of stocks  representative  of the holdings in the S&P 500 Index. Using a quantitative discipline, the Sub-Adviser,
Deutsche Asset Management, Inc. ("DAMI"), determines whether the Fund should (1)
overweight - invest more in a particular stock, (2) underweight - invest less in a  particular  stock,  or (3) hold a  neutral  position  in the stock - invest a similar amount in a particular stock,  relative to the proportion of the S&P 500
Index that the stock  represents.  While the majority of issues held by the Fund will be similar to those comprising the S&P 500, approximately 150 will be over-
or  underweighted  relative to the index.  In addition,  DAMI may determine that certain  S&P 500  stocks  should  not be held by the Fund in any  amount.  Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies in the index and futures contracts representative of the stocks  which  make up the index.  DAMI  believes  that its  quantitative criteria will result in a portfolio  with an overall risk similar to that of the
S&P 500.

--------------------------------------------------------------------------------
THE S&P 500 INDEX is a well-known stock market index that includes common stocks
of  500  companies.   These  companies  are  from  several   industrial  sectors
representing  a  significant  portion of the market  value of all common  stocks publicly  traded in the U.S.,  most of which  are  listed on the New York  Stock
Exchange.
--------------------------------------------------------------------------------

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to increase return potential or to maintain exposure to the equity markets.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund  would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  INTERNATIONAL  FUND -- The Fund pursues its  objective  by  investing, under  normal  circumstances,  at  least  65%  of its  total  assets  in  equity securities of foreign issuers. These issuers are primarily established companies based in developed countries outside of the United States. However, the Fund may also  invest  in  securities  of  issuers  based  in  underdeveloped  countries.
Investments in  underdeveloped  countries will be based on what the Sub-Adviser,
DAMI,  believes to be an acceptable  degree of risk in  anticipation of superior returns.  The  Fund  will,  under  normal  circumstances,  be  invested  in  the securities  of issuers based in at least three  countries  other than the United
States. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.

The Fund's  investments will generally be diversified  among several  geographic regions  and  countries.  DAMI uses the  following  criteria  to  determine  the appropriate distribution of investments among various countries and regions:

o  The prospects for relative growth among foreign countries

o  Expected levels of inflation

o  Government policies influencing business conditions

o  The outlook for currency relationships

o  The range of alternative opportunities available to international investors

In  countries  and  regions  with  well-developed  capital  markets  where  more information  is available,  DAMI will identify  individual  investments  for the
Fund. Criteria for selection of individual securities include:

o  The issuer's competitive position

o  Prospects for growth

o  Management strength

o  Earnings quality

o  Underlying asset value

o  Relative market value

o  Overall marketability

The Fund may  invest in  futures  contracts,  options  and  options  on  futures contracts.  These investments,  when made, are for hedging purposes. If the Fund invests in futures  contracts and options on futures  contracts for  non-hedging purposes,  the margin and premiums  required to make those  investments will not exceed 5% of the Fund's net asset value after  taking  into  account  unrealized profits and losses on the contracts.

The Fund typically  sells an investment when the reasons for buying it no longer apply,  or when the issuer  begins to show  deteriorating  fundamentals  or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund  would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  SELECT 25 FUND -- The Fund  pursues  its  objective  by  focusing  its investments in a core position of 20-30 common stocks of growth  companies which have exhibited  consistent  above average  earnings and/or revenue  growth.  The
Fund's shareholders will vote on a proposal to make it a non-diversified fund as defined in the Investment Company Act of 1940. If the proposal were approved, it would mean that effective May 1, 2002, the Fund could hold a larger  position in a smaller number of securities than a diversified  fund. The Investment  Manager selects what it believes to be premier growth companies as the core position for the Fund. The Investment Manager uses a "bottom-up" approach in selecting growth stocks.  Portfolio  holdings  will be  replaced  when one or more of a company's fundamentals have changed and, in the opinion of the Investment  Manager,  it is no longer a premier growth company.

--------------------------------------------------------------------------------
BOTTOM-UP  APPROACH means that the  Investment  Manager  primarily  analyzes the fundamentals of individual  companies  rather than focusing on broader market or sector  themes.  When analyzing  individual  companies,  the Investment  Manager
considers   various  factors,   which  may  include  relative  earnings  growth,
profitability  trends, the company's financial strength,  valuation analysis and strength of management.
--------------------------------------------------------------------------------

The Fund may invest a portion of its assets in options  and  futures  contracts.
These  instruments  may be used to  hedge  the  Fund's  portfolio,  to  maintain exposure to the equity markets or to increase returns.

The Fund also may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index. The Fund may use these index-based  investments as a way of managing its cash position or to gain  exposure  to the equity  markets or a  particular  sector of the equity market, while maintaining liquidity.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund  would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  LARGE CAP GROWTH FUND -- The Fund pursues its  objective by investing, under normal  circumstances,  at least 80% of its net assets in common stock and other equity securities of large  capitalization  companies that, in the opinion of the Investment  Manager,  have long-term capital growth  potential.  The Fund invests  primarily in a portfolio of common  stocks,  which may include ADRs and
other  securities  with  common  stock   characteristics,   such  as  securities
convertible into common stocks. The Fund defines large capitalization  companies as  those  whose  total  market  value is at  least  $5  billion  at the time of purchase.  The Fund is  non-diversified as defined in the Investment Company Act of 1940,  which means that it may hold a larger  position in a smaller number of
securities  than  a  diversified   fund.  The  Fund  may  also  concentrate  its
investments in a particular industry or group of related industries.

The  Investment  Manager  uses  a  growth-oriented  strategy  to  choose  equity securities, which means that it invests in companies whose earnings are believed to be in a  relatively  strong  growth  trend.  In  identifying  companies  with favorable growth  prospects,  the Investment  Manager  considers factors such as prospects for above-average  sales and earnings growth;  high return on invested
capital;   overall  financial  strength;   competitive   advantages,   including
innovative products and services;  effective  research,  product development and marketing; and stable, effective management.

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to increase returns or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show  deteriorating  fundamentals or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund  would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  TECHNOLOGY FUND -- The Fund pursues its objective by investing,  under normal circumstances, at least 80% of its net assets in the equity securities of
technology   companies.   The  Fund  is  non-diversified  and  expects  to  hold
approximately  30 to 50  positions.  The Fund may  invest up to 40% of its total assets in  foreign  securities.  The Fund may  actively  trade  its  investments without regard to the length of time they have been owned by the Fund.

--------------------------------------------------------------------------------
THE TECHNOLOGY SECTOR consists of companies that are engaged in the development, production,  or distribution of technology-related  products or services.  These include computer  software,  computer  hardware,  semiconductors  and equipment, communication equipment, and Internet and new media companies.
--------------------------------------------------------------------------------

The Sub-Adviser,  Wellington  Management,  uses  fundamental  analysis to choose technology  securities  in  foreign  and U.S.  markets.  The  Fund's  investment approach  is based on  analyzing  the  competitive  outlook  for the  technology sector,  identifying  those  industries  likely to benefit  from the current and expected future  environment,  and  identifying  individual  opportunities.  The
Sub-Adviser's evaluation of technology companies rests on its solid knowledge of the overall competitive environment including supply and demand characteristics, trends,  existing product  evaluations,  and new product developments within the technology  sector.  Fundamental  research  is  focused on direct  contact  with company management, suppliers, and competitors.

Asset  allocation  within the Fund  reflects  the  Sub-Adviser's  opinion of the relative  attractiveness  of stocks  within  the  industries  of the  technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness,  and the number of undervalued  opportunities  in each industry.
Opportunities dictate the magnitude and frequency of changes in asset allocation among industries,  but some representation typically is maintained in each major industry,  including  computer software,  computer hardware,  semiconductors and equipment, communications equipment, and internet and new media.

Stocks considered for purchase typically share the following attributes:

o  A positive change in operating results is anticipated

o  Unrecognized or undervalued capabilities are present

o  The quality of management  indicates  that these factors will be converted to shareholder values.

Stocks will be considered for sale from the Fund when:

o  Target prices are achieved

o  Earnings  and/or  return  expectations  are  marked  down due to  fundamental changes in the company's operating outlook

o  More attractive value in a comparable company is available.

The Fund may invest in  securities  denominated  in any  currency.  The Fund may invest a  portion  of its  assets  in  options,  futures  and  forward  currency contracts.  Generally,  these derivative instruments involve the obligation,  in the case of futures  and  forwards,  or the right,  in the case of  options,  to purchase or sell financial instruments in the present or at a future date. These derivative strategies will be used:

o  To adjust the portfolio's exposure to a particular currency

o  To manage risk

o  As a substitute for purchasing or selling securities

Under adverse market conditions, the Fund could invest some or all of its assets
in  cash,  fixed-income  securities,   money  market  securities  or  repurchase
agreements.  Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SECURITY ULTRA FUND -- The Fund pursues its objective by investing, under normal circumstances,  at least 80% of its net  assets in a  diversified  portfolio  of equity securities with market capitalizations  substantially similar to those of companies  in the S&P  Midcap  400  Index at the time of  purchase.  Some of the companies  in the S&P Midcap  400 Index may have  market  capitalizations  below those of the S&P  Smallcap  Index and,  as a result,  the Fund is subject to the risks  associated  with  investing  in small  capitalization  companies.  Equity securities include common stock, rights, options,  warrants and convertible debt securities.

The  Investment   Manager  selects  equity   securities  that  it  believes  are
attractively  valued with the greatest potential for appreciation.  The Fund may also invest in ADRs.

The  Investment  Manager  uses  a  "bottom-up"   approach  to  choose  portfolio
securities.  The Investment  Manager identifies the securities of companies that are in the early to  middle  stages of  growth  and are  valued at a  reasonable price. Equity securities  considered to have appreciation  potential may include securities of smaller and less mature  companies  which have unique  proprietary products or profitable market niches and the potential to grow very rapidly.

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to increase returns or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash  position,  to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining  liquidity.  Certain investment company securities and other securities in which the Fund may invest are restricted  securities,  which are illiquid.

The Fund typically sells a stock if its growth prospects diminish,  or if better opportunities become available.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund  would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

MAIN RISKS

The following chart indicates which main risks apply to which Fund. However, the fact that a particular  risk is not indicated as a main risk for a Fund does not mean that the Fund is prohibited  from investing its assets in securities  which give rise to that  risk.  It simply  means  that the risk is not a main risk for that Fund. For example, the risk of investing in smaller companies is not listed as a main risk for Growth and Income  Fund.  This does not mean that  Growth and
Income Fund is prohibited  from  investing in smaller  companies,  only that the risk of smaller  companies is not one of the main risks  associated  with Growth and Income Fund.  The Portfolio  Manager for a Fund has  considerable  leeway in choosing investment  strategies and selecting securities that he or she believes will help the Fund  achieve  its  investment  objective.  In seeking to meet its investment objective, a Fund's assets may be invested in any type of security or instrument  whose  investment  characteristics  are  consistent  with the Fund's investment program.

================================================================================
                         Growth
                          and                       Total    Mid Cap   Small Cap
                         Income   Equity   Global   Return    Value     Growth
--------------------------------------------------------------------------------
Market Risk                X        X        X        X         X          X
--------------------------------------------------------------------------------
Smaller Companies                                               X          X
--------------------------------------------------------------------------------
Value Stocks               X        X                 X         X
--------------------------------------------------------------------------------
Growth Stocks                       X        X        X                    X
--------------------------------------------------------------------------------
Foreign Securities         X        X        X        X         X          X
--------------------------------------------------------------------------------
Emerging Markets                             X
--------------------------------------------------------------------------------
Options and Futures        X        X        X        X         X          X
--------------------------------------------------------------------------------
Fixed-Income Securities    X                          X
--------------------------------------------------------------------------------
Non-Diversification(1)
--------------------------------------------------------------------------------
Investment in              X        X                 X         X
Investment Companies
--------------------------------------------------------------------------------
Industry Concentration
--------------------------------------------------------------------------------
Restricted Securities      X                                    X
--------------------------------------------------------------------------------
Active Trading             X                 X                             X
--------------------------------------------------------------------------------
Focused Investment
Strategy
--------------------------------------------------------------------------------
Technology Stocks
--------------------------------------------------------------------------------
1  Shareholders  will  vote on a  proposal  to  change  Select  25  Fund  from a diversified to a non-diversified fund. If the proposal is approved, Select 25
   Fund will be subject to the risks  associated  with a  non-diversified  fund, effective May 1, 2002
================================================================================

================================================================================
                            Enhanced   Inter-   Select  Large Cap  Tech-
                             Index    national    25     Growth    nology  Ultra
--------------------------------------------------------------------------------
Market Risk                    X         X        X         X        X      X
--------------------------------------------------------------------------------
Smaller Companies                                                    X      X
--------------------------------------------------------------------------------
Value Stocks                                                         X
--------------------------------------------------------------------------------
Growth Stocks                  X         X        X         X        X      X
--------------------------------------------------------------------------------
Foreign Securities             X         X        X         X        X      X
--------------------------------------------------------------------------------
Emerging Markets                         X                           X
--------------------------------------------------------------------------------
Options and Futures            X         X        X         X        X      X
--------------------------------------------------------------------------------
Fixed-Income Securities
--------------------------------------------------------------------------------
Non-Diversification(1)                                      X        X
--------------------------------------------------------------------------------
Investment in                                     X         X               X
Investment Companies
--------------------------------------------------------------------------------
Industry Concentration                                      X        X
--------------------------------------------------------------------------------
Restricted Securities                                                X      X
--------------------------------------------------------------------------------
Active Trading                           X                           X
--------------------------------------------------------------------------------
Focused Investment                                X                  X
Strategy
--------------------------------------------------------------------------------
Technology Stocks                                                    X
--------------------------------------------------------------------------------
1  Shareholders  will  vote on a  proposal  to  change  Select  25  Fund  from a diversified to a non-diversified fund. If the proposal is approved, Select 25
   Fund will be subject to the risks  associated  with a  non-diversified  fund, effective May 1, 2002
================================================================================

--------------------------------------------------------------------------------
An  investment  in the Funds is not a deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency. The value of an investment in the Funds will go up and down, which means investors could lose money.
--------------------------------------------------------------------------------

MARKET RISK -- While equity  securities have  historically been a leading choice of  long-term  investors,  they do  fluctuate  in price.  Their  prices  tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor  confidence  or  announcements  of economic,  political or financial information.

SMALLER  COMPANIES  -- While  potentially  offering  greater  opportunities  for capital growth than larger, more established companies, the equity securities of smaller  companies may be particularly  volatile,  especially  during periods of economic  uncertainty.  Securities of smaller  companies may present  additional risks because their earnings are less predictable, their share prices tend to be more  volatile  and their  securities  often are less liquid than  larger,  more established companies, among other reasons.

VALUE STOCKS --  Investments  in value stocks are subject to the risk that their intrinsic  values may never be realized by the market,  or that their prices may go down.  While the Funds'  investments  in value stocks may limit downside risk over time,  a Fund may, as a  trade-off,  produce more modest gains than riskier stock funds.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities  involves additional risks such as currency  fluctuations,  differences in financial reporting standards, a lack of adequate company information and political instability.  These risks may be particularly acute in underdeveloped capital markets.

RISKS OF  CONVERSION  TO EURO.  On  January  1, 1999,  eleven  countries  in the
European  Monetary Union adopted the euro as their official  currency.  However, their current  currencies (for example,  the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries.  A common currency is expected to provide some benefits in those markets,  by  consolidating  the government  debt market for those countries and reducing some currency risks and costs.  However, the  conversion  to the new  currency  could have a negative  impact on the Fund operationally.  The exact impact is not known,  but it could affect the value of some of the Fund's holdings and increase its operational costs.

EMERGING  MARKETS -- All of the risks of  investing  in foreign  securities  are heightened  by investing in  developing  countries  and  emerging  markets.  The markets of developing  countries  historically  have been more volatile than the markets of developed  countries with mature economies.  These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS  AND  FUTURES  --  Options  and  futures  may be used to  hedge a Fund's portfolio,  to  increase  returns or to maintain  exposure  to a market  without buying  individual  securities.  However,  there is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

FIXED-INCOME  SECURITIES -- Fixed-income investing may present risks because the market  value of  fixed-income  investments  generally is affected by changes in interest  rates.  When interest  rates rise,  the market value of a fixed-income security  declines.  Generally,  the longer a bond's  maturity,  the greater the risk.  A bond's  value can also be affected  by changes in the credit  rating or financial  condition of its issuer.  Investments in higher  yielding,  high risk debt securities may present additional risk because these securities may be less liquid than  investment  grade bonds.  They also tend to be more  susceptible to high interest rates and to real or perceived  adverse  economic and  competitive industry conditions. Because bond values fluctuate, an investor may receive more or less money than originally invested.

FOCUSED INVESTMENT  STRATEGY -- The typical  diversified stock mutual fund might hold  between  80 and 120 stocks in its  portfolio.  A fund  which  focuses  its investments  in fewer stocks than this can be expected to be more  volatile than the typical diversified stock fund.

NON-DIVERSIFICATION  -- A  non-diversified  Fund may hold larger  positions in a smaller  number of  securities  than a diversified  Fund. As a result,  a single security's  increase or decrease in value may have a greater  impact on a Fund's net asset value and total return. A non-diversified  Fund is expected to be more volatile than a diversified Fund.

INVESTMENT IN INVESTMENT  COMPANIES -- Investment in other investment  companies may include index-based investments such as SPDRs (based on the S&P 500), MidCap
SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index)  Nasdaq-100  Index Tracking Stocks (based on the Nasdaq-100 index) and DIAMONDS (based on the Dow Jones Industrial  Average).
To the extent a Fund invests in other  investment  companies,  it will incur its pro rata share of the underlying  investment companies' expenses. In addition, a
Fund will be subject to the effects of business and regulatory developments that affect an  underlying  investment  company or the  investment  company  industry generally.

INDUSTRY  CONCENTRATION  -- Concentrated  investment in  sector-specific  stocks subjects  a Fund to  industry  concentration  risk,  which is the risk  that the
Fund's  return could be hurt  significantly  by problems  affecting a particular sector.  Because a sector fund  concentrates  its  investments  in a  particular industry or group of related  industries,  its performance can be  significantly affected, for better or worse, by developments in that sector.

RESTRICTED  SECURITIES  --  Restricted  securities  cannot be sold to the public without  registration  under the  Securities  Act of 1933 ("1933  Act").  Unless registered  for  sale,  restricted  securities  can be sold  only  in  privately
negotiated   transactions  or  pursuant  to  an  exemption  from   registration.
Restricted securities are generally considered illiquid and, therefore,  subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by the Fund.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance  with Rule 144A under the  Securities Act of
1933.  Rule 144A  permits  the  resale to  "qualified  institutional  buyers" of
"restricted  securities"  that,  when  issued,  were  not of the  same  class as securities  listed on a U.S.  securities  exchange  or  quoted  in the  National
Association  of  Securities  Dealers  Automated  Quotation  System  ("Rule  144A
Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect  of  increasing  the  amount  of a Fund's  assets  invested  in  illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested, for a time, in purchasing these securities.

ACTIVE  TRADING -- Active trading will increase the costs a Fund incurs and as a result, may lower a Fund's  performance.  It may also increase the amount of tax an investor pays on the Fund's returns.

TECHNOLOGY  STOCKS -- Companies  in the rapidly  changing  fields of  technology often face unusually high price  volatility,  both in terms of gains and losses.
The potential for wide  variation in  performance  is based on the special risks common to these stocks.  For example,  products or services that at first appear promising may not prove commercially  successful or may become obsolete quickly.
Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore  likely to be much more volatile than one with broader  diversification  that includes  investments  across industries and sectors.

The level of risk will be increased to the extent that the Fund has  significant exposure to smaller or unseasoned  companies  (those with less than a three-year operating history),  which may not have established products or more experienced management.

ADDITIONAL  INFORMATION  -- For more  information  about the  Funds'  investment program,  including  additional  information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of this prospectus.

PAST PERFORMANCE

The charts and tables below and on the following  pages provide some  indication of the risks of investing in the Funds by showing  changes in the Funds' Class A share performance from year to year and by showing how the Funds' average annual returns  have  compared  to those  of  broad  measures  of  market  performance.
Performance  information  for each Fund's Class S shares is not  included  since
Class S shares had less than one full  calendar year of operating  history.  The tables also show how the Funds'  average  annual  total  returns for the periods indicated compare to those of broad measures of market performance. In addition, some Funds may make a comparison to a narrower  index that more closely  mirrors that Fund. As with all mutual  funds,  past  performance  is not a prediction of future results.

The bar charts do not reflect  the sales  charges  applicable  to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include  deduction of the 5.75%  front-end  sales charge, for Class B shares include the appropriate  deferred sales charge, which is 5% in the first year  declining to 0% in the sixth and later  years,  and for
Class C shares include the deferred sales charge of 1% in the first year.

================================================================================
SECURITY GROWTH AND INCOME FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

   1992   1993   1994    1995    1996    1997    1998    1999   2000    2001
   ----   ----   ----    ----    ----    ----    ----    ----   ----    ----
   4.8%   8.2%   -7.9%   27.8%   12.0%   31.7%   -0.3%   2.5%   -7.2%   -5.6%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1991-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        15.50%     September 30, 1997
          Lowest                        -12.68%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                     PAST       PAST           PAST
                                    1 YEAR     5 YEARS       10 YEARS
          Class A                  -11.06%      2.13%         5.87%
          Class B                  -11.30%      1.91%         5.09%(1)
          Class C                   -7.46%     -4.15%(2)      N/A
          S&P BARRA
            Value Index(4)         -11.71%      9.49%(3)     13.10%(3)
          Russell 1000
            Value Index             -5.59%     11.13%(3)     14.13%(3)
          ------------------------------------------------------------
          1  For the  period  beginning  October  19,  1993  (date  of inception) to December 31, 2001.

          2  For the  period  beginning  January  29,  1999  (date  of inception) to December 31, 2001.

          3  Index  performance  information  is only available to the
             Fund at the beginning of each month.  The performance for
             the S&P BARRA Value and Russell 1000 Value for the period
             October  1, 1993 to  December  31,  2001 was  12.41%  and
             13.24%,  respectively.  The performance for the S&P BARRA
             Value and  Russell  1000 Value for the period  January 1,
             1999  to   December   31,   2001  was  1.82%  and  2.74%,
             respectively.

          4  As of July 2001, the Fund began  comparing  itself to the
             S&P BARRA Value as it more closely  reflects the types of
             investments made by the Fund.
          ============================================================

================================================================================
SECURITY EQUITY FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1992    1993    1994    1995    1996    1997    1998    1999     2000     2001
----    ----    ----    ----    ----    ----    ----    ----     ----     ----
10.7%   14.6%   -2.5%   38.4%   22.7%   29.6%   26.5%   11.0%   -12.5%   -11.9%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1991-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        20.90%     December 31, 1998
          Lowest                        -14.97%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                     PAST       PAST           PAST
                                    1 YEAR     5 YEARS       10 YEARS
          Class A                  -16.92%      5.74%        10.74%
          Class B                  -17.13%      5.59%         9.94%(1)
          Class C                  -13.41%     -6.60%(2)      N/A
          S&P 500 Index            -11.88%     10.70%(3)     12.93%(3)
          ------------------------------------------------------------
          1  For the  period  beginning  October  19,  1993  (date  of inception) to December 31, 2001.

          2  For the  period  beginning  January  29,  1999  (date  of inception) to December 31, 2001.

          3  Index  performance  information  is only available to the
             Fund at the beginning of each month.  The performance for
             the S&P 500 for the period  October  1, 1993 to  December
             31, 2001 was 13.84% and for the period January 1, 1999 to
             December 31, 2001 was -1.03%.
          ============================================================

================================================================================
SECURITY GLOBAL FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

   1994     1995      1996      1997     1998      1999      2000      2001
   ----     ----      ----      ----     ----      ----      ----      ----
   1.3%     10.4%     17.1%     6.9%     19.2%     54.8%     3.1%     -13.2%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1994-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        37.45%     September 30, 1999
          Lowest                        -18.04%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                               PAST       PAST          LIFE OF FUND
                              1 YEAR     5 YEARS       (SINCE 10/1/93)
          Class A            -18.22%     10.71%            10.32%
          Class B            -18.15%     10.92%            10.30%(1)
          Class C            -14.73%     10.02%(2)           N/A
          MSCI World Index   -16.82%      5.37%(3)          8.09%
          ------------------------------------------------------------
          1  For the  period  beginning  October  19,  1993  (date  of inception) to December 31, 2001.

          2  For the  period  beginning  January  29,  1999  (date  of inception) to December 31, 2001.

          3  Index  performance  information  is only available to the
             Fund at the beginning of each month.  The performance for
             the MSCI World for the period October 1, 1993 to December
             31,  2001 was 8.09% and for the period January 1, 1999 to
             December 31, 2001 was -3.37%.
          ============================================================

================================================================================
SECURITY TOTAL RETURN FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

            1996      1997     1998      1999       2000       2001
            ----      ----     ----      ----       ----       ----
            13.2%     6.1%     12.1%     15.9%     -12.5%     -14.5%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1996-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        14.31%     December 31, 2001
          Lowest                        -18.04%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                PAST       PAST          LIFE OF FUND
                               1 YEAR     5 YEARS       (SINCE 6/1/95)
          Class A             -19.42%     -0.57%            2.62%
          Class B             -19.49%     -0.75%            2.54%
          Class C             -16.22%     -6.47%(1)           N/A
          S&P 500 Index       -11.88%     10.70%(2)        14.15%
          ------------------------------------------------------------
          1  For the  period  beginning  January  29,  1999  (date  of inception) to December 31, 2001.

          2  Index  performance  information  is only available to the
             Fund at the beginning of each month.  The performance for
             the S&P 500 for the period  January  1, 1999 to  December
             31, 2001 was -1.03%.
          ============================================================

================================================================================
SECURITY MID CAP VALUE FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                      1998      1999      2000      2001
                      ----      ----      ----      ----
                      16.1%     21.8%     26.7%     11.3%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1998-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        21.34%     December 31, 1998
          Lowest                        -18.67%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                              PAST       LIFE OF FUND
                                             1 YEAR     (SINCE 5/1/97)
          Class A                             4.89%         20.98%
          Class B                             5.08%         21.08%
          Class C                             9.18%         19.26%(1)
          S&P Mid Cap Value Index             7.14%         15.11%(2)
          ------------------------------------------------------------
          1  For the  period  beginning  January  29,  1999  (date  of inception) to December 31, 2001.

          2  Index  performance  information  is only available to the
             Fund at the beginning of each month.  The performance for
             the S&P Mid Cap Value for the  period  January 1, 1999 to
             December 31, 2001 was 11.91%.
          ============================================================

================================================================================
SECURITY SMALL CAP GROWTH FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                      1998      1999      2000       2001
                      ----      ----      ----       ----
                      10.4%     87.2%     -9.6%     -28.9%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1998-2001)
          ------------------------------------------------------------
                                                       QUARTER ENDED
          Highest                        53.00%      December 31, 1999
          Lowest                        -27.00%      March 31, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                            PAST       LIFE OF FUND
                                           1 YEAR     (SINCE 10/15/97)
          Class A                         -32.96%          4.51%
          Class B                         -33.02%          4.45%
          Class C                         -30.25%          3.74%(1)
          Russell 2000 Growth Index(3)     -9.23          -1.54%(2)
          Russell 2000 Index                2.49%          3.17%(2)
          ------------------------------------------------------------
          1  For the  period  beginning  January  29,  1999  (date  of inception) to December 31, 2001.

          2  Index  performance  information  is only available to the
             Fund at the beginning of each month.  The performance for
             the Russell  2000 Growth and Russell  2000 for the period
             October  1, 1997 to  December  31,  2001 was  -1.54%  and
             3.17%, respectively. The performance for the Russell 2000
             Growth and Russell 2000 for the period January 1, 1999 to
             December 31, 2001 was 0.25% and 6.53%, respectively.

          3  As of September 2001, the Fund began comparing  itself to the Russell 2000 Growth Index as it more closely reflects
             the types of investments made by the Fund.
          ============================================================

================================================================================
SECURITY ENHANCED INDEX - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                2000       2001
                                ----       ----
                               -10.1%     -13.5%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1999-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        15.77%     December 31, 1999
          Lowest                        -15.21%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                             PAST       LIFE OF FUND
                                            1 YEAR     (SINCE 1/29/99)
          Class A                          -18.47%         -5.33%
          Class B                          -18.36%         -5.09%
          Class C                          -14.91%         -4.06%
          S&P 500 Index                    -11.88%         -1.03%(1)
          ------------------------------------------------------------
          1  Index  performance  information  is only available to the
             Fund  at  the  beginning  of  each  month.  The  S&P  500
             performance is for the period January 1, 1999 to December
             31, 2001.
          ============================================================

================================================================================
SECURITY INTERNATIONAL FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                2000       2001
                                ----       ----
                               -21.0%     -24.3%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1999-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        32.10%     December 31, 1999
          Lowest                        -17.43%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                             PAST       LIFE OF FUND
                                            1 YEAR     (SINCE 1/29/99)
          Class A                          -28.64%         -10.57%
          Class B                          -28.60%         -10.30%
          Class C                          -25.62%          -9.28%
          MSCI EAFE Index                  -21.44%          -5.05%(1)
          ------------------------------------------------------------
          1  Index  performance  information  is only available to the
             Fund  at the  beginning  of each  month.  The  MSCI  EAFE
             performance is for the period January 1, 1999 to December
             31, 2001.
          ============================================================

================================================================================
SECURITY SELECT 25 FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                2000       2001
                                ----       ----
                               -17.7%     -10.9%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1999-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        20.45%     December 31, 2001
          Lowest                        -18.76%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                             PAST       LIFE OF FUND
                                            1 YEAR     (SINCE 1/29/99)
          Class A                          -16.08%         -5.01%
          Class B                          -15.98%         -4.72%
          Class C                          -12.50%         -3.61%
          S&P 500 Index                    -11.88%         -1.03%(1)
          ------------------------------------------------------------
          1  Index  performance  information  is only available to the
             Fund  at  the  beginning  of  each  month.  The  S&P  500
             performance is for the period January 1, 1999 to December
             31, 2001.
          ============================================================

================================================================================
SECURITY LARGE CAP GROWTH FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                      2001
                                      ----
                                     -15.6%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 2000-2001)
          ------------------------------------------------------------
                                                       QUARTER ENDED
          Highest                        12.83%      December 31, 2001
          Lowest                        -17.40%      December 31, 2000
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                             PAST       LIFE OF FUND
                                            1 YEAR     (SINCE 5/01/00)
          Class A                          -20.45%         -23.57%
          Class B                          -20.42%         -23.48%
          Class C                          -16.92%         -21.45%
          S&P 500 Index                    -11.88%         -19.26%
          ============================================================

================================================================================
SECURITY TECHNOLOGY FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                      2001
                                      ----
                                     -24.8%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1999-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        39.59%     December 31, 2001
          Lowest                        -38.78%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                             PAST       LIFE OF FUND
                                            1 YEAR     (SINCE 5/01/00)
          Class A                          -29.17%         -38.10%
          Class B                          -29.14%         -38.60%
          Class C                          -26.03%         -37.08%
          Goldman Sachs Technology Index   -28.57%         -40.39%
          S&P 500 Index                    -11.88%         -19.26%
          ============================================================

================================================================================
SECURITY ULTRA FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

  1992   1993   1994    1995    1996    1997    1998    1999    2000     2001
  ----   ----   ----    ----    ----    ----    ----    ----    ----     ----
  7.7%   9.9%   -6.6%   19.3%   18.0%   17.8%   16.7%   59.7%   16.4%   -14.6%

          ============================================================
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1991-2001)
          ------------------------------------------------------------
                                                      QUARTER ENDED
          Highest                        37.08%     December 31, 1999
          Lowest                        -27.27%     September 30, 2001
          ============================================================

          ============================================================
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                 PAST       PAST           PAST
                                1 YEAR     5 YEARS       10 YEARS
          Class A              -19.50%     15.54%        12.35%
          Class B              -19.75%     15.55%        12.82%(1)
          Class C              -16.36%     14.37%(2)      N/A
          S&P MidCap
            Growth Index        -7.97%     17.82%(3)     14.49%(3),(4)
          ------------------------------------------------------------
          1  For the  period  beginning  October  19,  1993  (date  of inception) to December 31, 2001.

          2  For the  period  beginning  January  29,  1999  (date  of inception) to December 31, 2001.

          3  Index  performance  information  is only available to the
             Fund at the beginning of each month.  The performance for
             the S&P MidCap  Growth for the period  October 1, 1993 to
             December  31, 2001 was 15.71% and for the period  January
             1, 1999 to December 31, 2001 was 8.95%.

          4  For the period  beginning June 1, 1991 (date of inception of the S&P Mid Cap Growth Index) to December 31, 2001.
          ============================================================

FEES AND EXPENSES OF THE FUNDS

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUNDS.

================================================================================
SHAREHOLDER FEES (ALL FUNDS) (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                   CLASS A     CLASS B       CLASS C     CLASS S
                                   SHARES      SHARES(1)     SHARES      SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed       5.75%         None        None        None
on Purchases (as a percentage
of offering price)

Maximum Deferred Sales Charge      None(2)       5%(3)       1%(4)       6%(5)
(as a percentage of original
purchase price or redemption
proceeds, whichever is lower)
--------------------------------------------------------------------------------
1  Class B shares convert tax-free to Class A shares  automatically  after eight years.

2  Purchases of Class A shares in amounts of  $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4  A deferred  sales charge of 1% is imposed in the event of  redemption  within one year of purchase.

5  6% during the first year, decreasing to 0% in the eighth and following years.
================================================================================

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

==========================================================================================
                                                  CLASS A    CLASS B    CLASS C    CLASS S
------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------
Management fee.................................    1.32%      1.32%      1.33%      1.36%
Distribution (12b-1) fees(1)...................    0.00%(2)   1.00%      1.00%      1.00%
Other expenses.................................    0.00%      0.00%      0.00%      0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES(3)........    1.32%      2.32%      2.33%      2.36%
------------------------------------------------------------------------------------------
EQUITY FUND
------------------------------------------------------------------------------------------
Management fee.................................    1.02%      1.02%      1.02%      1.03%
Distribution (12b-1) fees(1)...................    0.00%(2)   1.00%      1.00%      1.00%
Other expenses.................................    0.00%      0.00%      0.00%      0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES(3)........    1.02%      2.02%      2.02%      2.03%
------------------------------------------------------------------------------------------
GLOBAL FUND
------------------------------------------------------------------------------------------
Management fee.................................    1.90%      1.39%      1.91%      1.92%
Distribution (12b-1) fees(1)...................    0.00%(2)   1.00%      1.00%      1.00%
Other expenses.................................    0.00%      0.00%      0.00%      0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES(3)........    1.90%      2.39%      2.91%      2.92%
------------------------------------------------------------------------------------------
TOTAL RETURN FUND
------------------------------------------------------------------------------------------
Management fee.................................    0.75%      0.75%      0.75%      0.75%
Distribution (12b-1) fees(1)...................    0.00%      1.00%      1.00%      1.00%
Other expenses.................................    0.76%      0.76%      0.71%      0.71%
TOTAL ANNUAL FUND OPERATING EXPENSES...........    1.51%      2.51%      2.56%      2.56%
------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------------------------------------------------------------------------------
Management fee.................................    1.00%      1.00%      1.00%      1.00%
Distribution (12b-1) fees(1)...................    0.00%(2)   1.00%      1.00%      1.00%
Other expenses.................................    0.30%      0.30%      0.30%      0.29%
TOTAL ANNUAL FUND OPERATING EXPENSES(3)........    1.30%      2.30%      2.30%      2.29%
------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------
Management fee.................................    1.00%      1.00%      1.00%      1.00%
Distribution (12b-1) fees(1)...................    0.25%      1.00%      1.00%      1.00%
Other expenses.................................    0.66%      0.67%      0.68%      0.79%
TOTAL ANNUAL FUND OPERATING EXPENSES...........    1.91%      2.67%      2.68%      2.79%
------------------------------------------------------------------------------------------
ENHANCED INDEX FUND
------------------------------------------------------------------------------------------
Management fee.................................    0.75%      0.75%      0.75%      0.75%
Distribution (12b-1) fees(1)...................    0.25%      1.00%      1.00%      1.00%
Other expenses.................................    0.42%      0.42%      0.42%      0.42%
TOTAL ANNUAL FUND OPERATING EXPENSES...........    1.42%      2.17%      2.17%      2.17%
------------------------------------------------------------------------------------------
INTERNATIONAL FUND
------------------------------------------------------------------------------------------
Management fee.................................    1.10%      1.10%      1.10%      1.10%
Distribution (12b-1) fees(1)...................    0.25%      1.00%      1.00%      1.00%
Other expenses.................................    2.40%      2.40%      2.39%      2.39%
TOTAL ANNUAL FUND OPERATING EXPENSES...........    3.75%      4.50%      4.49%      4.49%
Total waivers and reductions...................    1.26%      1.27%      1.26%      1.26%
TOTAL ANNUAL FUND OPERATING EXPENSES
  WITH WAIVERS AND REDUCTIONS(4)...............    2.49%      3.23%      3.23%      3.23%
------------------------------------------------------------------------------------------
SELECT 25 FUND
------------------------------------------------------------------------------------------
Management fee.................................    0.75%      0.75%      0.75%      0.75%
Distribution (12b-1) fees(1)...................    0.25%      1.00%      1.00%      1.00%
Other expenses.................................    0.39%      0.39%      0.39%      0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES...........    1.39%      2.14%      2.14%      2.22%
------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------
Management fee.................................    1.00%      1.00%      1.00%      1.00%
Distribution (12b-1) fees(1)...................    0.25%      1.00%      1.00%      1.00%
Other expenses.................................    0.90%      0.92%      0.92%      1.11%
TOTAL ANNUAL FUND OPERATING EXPENSES...........    2.15%      2.92%      2.92%      3.11%
Total waivers and reductions...................    0.16%      0.17%      0.17%      0.36%
TOTAL ANNUAL FUND OPERATING EXPENSES
  WITH WAIVERS AND REDUCTIONS..................    1.99%      2.75%      2.75%      2.75%
------------------------------------------------------------------------------------------
TECHNOLOGY FUND
------------------------------------------------------------------------------------------
Management fee.................................    1.00%      1.00%      1.00%      1.00%
Distribution (12b-1) fees(1)...................    0.25%      1.00%      1.00%      1.00%
Other expenses.................................    1.48%      1.44%      1.46%      1.61%
TOTAL ANNUAL FUND OPERATING EXPENSES...........    2.73%      3.44%      3.46%      3.61%
Total waivers and reductions...................    0.48%      0.44%      0.46%      0.61%
TOTAL ANNUAL FUND OPERATING EXPENSES
  WITH WAIVERS AND REDUCTIONS..................    2.25%      3.00%      3.00%      3.00%
------------------------------------------------------------------------------------------
ULTRA FUND
------------------------------------------------------------------------------------------
Management fee.................................    1.09%      1.09%      1.09%      1.10%
Distribution (12b-1) fees(1)...................    0.00%(2)   1.00%      1.00%      1.00%
Other expenses.................................    0.00%      0.00%      0.00%      0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES(3)........    1.09%      2.09%      2.09%      2.10%
------------------------------------------------------------------------------------------
1  The Funds have also adopted a Brokerage Enhancement Plan under Rule 12b-1, but have not yet implemented the Plan. If the Brokerage  Enhancement Plan is implemented,  it is not expected that the amounts received by the Fund's  distributor would exceed 0.05% of any
   Fund's average net assets. This additional amount is not reflected in the "Distribution
   (12b-1) fees" row of the table.

2  Shareholders  will vote on a proposal to adopt a Class A  Distribution  Plan for Growth and  Income,  Equity,  Global,  Ultra,  and Mid Cap Value  Funds.  If the  proposal  is approved, distribution fees would be 0.25% of the average daily net assets attributable to Class A shares of those Funds, effective May 1, 2002.

3  Shareholders  will vote on a proposal to amend the  Investment  Management and Services
   Agreements of Growth and Income,  Equity, Global, and Ultra Funds. If this proposal and the proposal to adopt a Class A Distribution  Plan are approved,  the total annual fund operating  expenses will change.  If the proposals had been in effect during 2001,  the total annual operating expenses for Classes A, B, C and S,  respectively,  of each Fund would have been as  follows:  Growth and Income Fund - 1.33%,  2.08%,  2.08% and 2.08%;
   Equity Fund - 1.20%,  1.95%,  1.95% and 1.95%;  Global Fund - 1.78%,  2.53%,  2.53% and
   2.53%;  and Ultra Fund - 1.30%,  2.05%,  2.05% and 2.05%. For Mid Cap Value Fund if the
   Class A Distribution  Plan had been in effect during 2001,  the total annual  operating expenses for Class A shares of that Fund would have been 1.55%.

4  The Investment  Manager has contractually  agreed to limit the total annual expenses of the International Fund to 2.25% of its average daily net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.
==========================================================================================

EXAMPLE

This  example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each  Example  assumes  that you invest  $10,000 in a Fund for the time  periods indicated.  Each Example also assumes that your  investment has a 5% return each year and that the  Funds'  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

================================================================================
                                                       1 YEAR
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........    $702        $735        $336       $  839
Equity Fund ......................     673         705         305          806
Global Fund ......................     757         742         394          895
Total Return Fund ................     720         754         359          859
Mid Cap Value Fund ...............     700         733         333          832
Small Cap Growth Fund ............     758         770         371          882
Enhanced Index Fund ..............     711         720         320          820
International Fund ...............     931         951         550        1,050
Select 25 Fund ...................     708         717         317          825
Large Cap Growth Fund ............     780         795         395          914
Technology Fund ..................     835         847         449          964
Ultra Fund .......................     680         712         312          813
================================================================================

================================================================================
                                                       3 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $  969      $1,024      $  727      $1,236
Equity Fund ......................      881         934         634       1,137
Global Fund ......................    1,138       1,045         901       1,404
Total Return Fund ................    1,025       1,082         796       1,296
Mid Cap Value Fund ...............      963       1,018         718       1,215
Small Cap Growth Fund ............    1,041       1,029         832       1,365
Enhanced Index Fund ..............      998         979         679       1,179
International Fund ...............    1,655       1,660       1,357       1,857
Select 25 Fund ...................      990         970         670       1,194
Large Cap Growth Fund ............    1,209       1,204         904       1,460
Technology Fund ..................    1,374       1,356       1,062       1,606
Ultra Fund .......................      902         955         655       1,158
================================================================================

================================================================================
                                                       5 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $1,257      $1,440      $1,245      $1,560
Equity Fund ......................    1,106       1,288       1,088       1,393
Global Fund ......................    1,542       1,475       1,533       1,838
Total Return Fund ................    1,351       1,535       1,360       1,660
Mid Cap Value Fund ...............    1,247       1,430       1,230       1,525
Small Cap Growth Fund ............    1,547       1,615       1,420       1,674
Enhanced Index Fund ..............    1,307       1,364       1,164       1,464
International Fund ...............    2,398       2,478       2,274       2,574
Select 25 Fund ...................    1,292       1,349       1,149       1,490
Large Cap Growth Fund ............    1,663       1,738       1,538       1,930
Technology Fund ..................    1,937       1,988       1,798       2,169
Ultra Fund .......................    1,141       1,324       1,124       1,429
================================================================================

================================================================================
                                                       10 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $2,074      $2,405      $2,416      $2,696
Equity Fund ......................    1,751       2,090       2,348       2,358
Global Fund ......................    2,669       2,472       3,233       3,242
Total Return Fund ................    2,273       2,600       2,895       2,895
Mid Cap Value Fund ...............    2,053       2,377       2,636       3,012
Small Cap Growth Fund ............    2,679       2,800       3,012       3,119
Enhanced Index Fund ..............    2,180       2,316       2,503       2,503
International Fund ...............    4,338       4,453       4,606       4,606
Select 25 Fund ...................    2,148       2,279       2,472       2,554
Large Cap Growth Fund ............    2,915       3,063       3,242       3,420
Technology Fund ..................    3,460       3,562       3,738       3,871
Ultra Fund .......................    1,827       2,165       2,421       2,431
================================================================================

You would pay the following expenses if you did not redeem your shares.

================================================================================
                                                       1 YEAR
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........    $702        $235        $236        $239
Equity Fund ......................     673         205         205         206
Global Fund ......................     757         242         294         295
Total Return Fund ................     720         254         259         259
Mid Cap Value Fund ...............     700         233         233         232
Small Cap Growth Fund ............     758         270         271         282
Enhanced Index Fund ..............     711         220         220         220
International Fund ...............     931         451         450         450
Select 25 Fund ...................     708         217         217         225
Large Cap Growth Fund ............     780         295         295         314
Technology Fund ..................     835         347         349         364
Ultra Fund .......................     680         212         212         213
================================================================================

================================================================================
                                                       3 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $  969      $  724      $  727      $  736
Equity Fund ......................      881         634         634         637
Global Fund ......................    1,138         745         901         904
Total Return Fund ................    1,025         782         796         796
Mid Cap Value Fund ...............      963         718         718         715
Small Cap Growth Fund ............    1,041         829         832         865
Enhanced Index Fund ..............      998         679         679         679
International Fund ...............    1,655       1,360       1,357       1,357
Select 25 Fund ...................      990         670         670         694
Large Cap Growth Fund ............    1,209         904         904         960
Technology Fund ..................    1,374       1,056       1,062       1,106
Ultra Fund .......................      902         655         655         658
================================================================================

================================================================================
                                                       5 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $1,257      $1,240      $1,245      $1,260
Equity Fund ......................    1,106       1,088       1,088       1,093
Global Fund ......................    1,542       1,275       1,533       1,538
Total Return Fund ................    1,351       1,335       1,360       1,360
Mid Cap Value Fund ...............    1,247       1,230       1,230       1,230
Small Cap Growth Fund ............    1,547       1,415       1,420       1,474
Enhanced Index Fund ..............    1,307       1,164       1,164       1,164
International Fund ...............    2,398       2,278       2,274       2,274
Select 25 Fund ...................    1,292       1,149       1,149       1,190
Large Cap Growth Fund ............    1,663       1,538       1,538       1,630
Technology Fund ..................    1,937       1,788       1,798       1,869
Ultra Fund .......................    1,141       1,124       1,124       1,129
================================================================================

================================================================================
                                                       10 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $2,074      $2,405      $2,416      $2,696
Equity Fund ......................    1,751       2,090       2,348       2,358
Global Fund ......................    2,669       2,472       3,233       3,242
Total Return Fund ................    2,273       2,600       2,895       2,895
Mid Cap Value Fund ...............    2,053       2,377       2,636       3,012
Small Cap Growth Fund ............    2,679       2,800       3,012       3,119
Enhanced Index Fund ..............    2,180       2,316       2,503       2,503
International Fund ...............    4,338       4,453       4,606       4,606
Select 25 Fund ...................    2,148       2,279       2,472       2,554
Large Cap Growth Fund ............    2,915       3,063       3,242       3,420
Technology Fund ..................    3,460       3,562       3,738       3,871
Ultra Fund .......................    1,827       2,165       2,421       2,431
================================================================================

INVESTMENT MANAGER

Security Management  Company,  LLC (the "Investment  Manager"),  700 SW Harrison
Street,  Topeka, Kansas 66636, is the Funds' investment manager. On December 31,
2001,  the  aggregate  assets of all of the mutual  funds  under the  investment management of the Investment Manager were approximately $5.3 billion.

The Investment Manager has engaged The Dreyfus Corporation, 200 Park Avenue, New
York,  New York 10166,  to provide  investment  advisory  services to Growth and
Income Fund. Founded in 1947, The Dreyfus Corporation manages approximately $181 billion in over 190 mutual fund portfolios.

The Investment Manager has engaged  OppenheimerFunds,  Inc., 498 Seventh Avenue,
New York,  New York 10018,  to provide  investment  advisory  services to Global
Fund. OppenheimerFunds, Inc. has operated as an investment adviser since January
1960.  OppenheimerFunds,  Inc.  (including  subsidiaries and affiliates) managed more than $120 billion in assets as of October 31, 2001,  including other mutual funds with more than 5 million shareholder accounts.

The Investment Manager has engaged Strong Capital Management, Inc., 100 Heritage
Reserve,  Menomonee  Falls,  Wisconsin  53051,  to provide  investment  advisory services to the Small Cap Growth Fund.  Strong was established in 1974 and as of
September 30, 2001, manages over $42.3 billion in assets.

The  Investment  Manager has engaged DAMI,  280 Park Avenue,  New York, New York
10017, to provide  investment  advisory  services to the Enhanced Index Fund and
International  Fund. DAMI was founded in 1838 as Morgan  Grenfell,  Inc. and has provided asset  management  services since 1953. As of September 30, 2001,  DAMI had approximately $73.9 billion under management.

DAMI is an indirect  wholly  owned  subsidiary  of Deutsche  Bank AG  ("Deutsche
Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

The Investment Manager has engaged Wellington  Management Company, LLP, 75 State
Street, Boston, Massachusetts,  02109 to provide investment advisory services to the Technology Fund.

Wellington  Management  is a limited  liability  partnership  which  traces  its origins to 1928. As of September  30, 2001  Wellington  Management  managed over
$281  billion  in assets on behalf of  investment  companies,  employee  benefit plans, endowments, foundations and other institutions.

The  Investment  Manager and the Funds have  received  from the  Securities  and
Exchange Commission an exemptive order for a multi-manager structure that allows the Investment  Manager to hire, replace or terminate  sub-advisers  without the approval of shareholders. The order also allows the Investment Manager to revise a  sub-advisory  agreement  with the  approval  of Fund  Directors,  but without shareholder approval.  If a new sub-adviser is hired,  shareholders will receive information  about the new sub-adviser  within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater  flexibility.  The
Investment Manager provides the following  oversight and evaluation  services to those Funds which use a sub-adviser:

o  performing initial due diligence on prospective sub-advisers for the Funds

o  monitoring the performance of the sub-advisers

o  communicating performance expectations to the sub-advisers

o  ultimately  recommending  to the Board of Directors  whether a  sub-adviser's contract should be renewed, modified or terminated.

The  Investment  Manager  does not  expect  to  recommend  frequent  changes  of sub-advisers.  Although the Investment  Manager will monitor the  performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Fund during the last fiscal year, except as otherwise indicated.

               =================================================
               MANAGEMENT FEES
               (expressed as a percentage of average net assets)
               -------------------------------------------------
               Growth and Income Fund(1)................   1.32%
               Equity Fund(1)...........................   1.02%
               Global Fund(1)...........................   1.90%
               Total Return Fund........................   0.75%
               Mid Cap Value Fund.......................   1.00%
               Small Cap Growth Fund....................   1.00%
               Enhanced Index Fund......................   0.75%
               International Fund.......................   1.10%
               Select 25 Fund...........................   0.75%
               Large Cap Growth Fund....................   1.00%
               Technology Fund..........................   1.00%
               Ultra Fund(1)............................   1.09%
               -------------------------------------------------
               1  Shareholders  will vote on a proposal to amend
                  the   investment   management   and   services
                  agreement.  If the proposal is  approved,  the
                  management fees for Growth and Income,  Equity
                  and Ultra  Funds would be 0.75% and for Global
                  Fund would be 1.00%,  and each such Fund would
                  pay all of its  expenses,  which are currently
                  paid by the Investment Manager,  effective May
                  1, 2002.
               =================================================

The Investment  Manager may waive some or all of its management fee to limit the total operating  expenses of a Fund to a specified level. The Investment Manager also may  reimburse  expenses  of a Fund from  time to time to help it  maintain competitive  expense  ratios.  These  arrangements  are  voluntary  and  may  be terminated at any time. The fees without waivers or reimbursements  are shown in the fee table on page 17.

PORTFOLIO  MANAGERS  --  DEAN  S.  BARR,  Managing  Director  and  Global  Chief
Investment Officer of DAMI, joined DAMI in September 1999 as a Managing Director and Chief  Investment  Officer of the Americas.  Prior to joining the Company in
1999 he had 18 years of experience, including Chief Investment Officer of active quantitative strategies at State Street Global Advisors, Chief Executive Officer
at Advanced Investment  Technology and in various positions at Goldman Sachs. He has a B.A.  degree from  Cornell  University  and a M.B.A.  degree from New York
University, Stern School of Business.

CLARE BRODY,  Director of DAMI, has been Co-Manager of International  Fund since
February of 2002. Ms. Brody joined DAMI in 1993 and is a Portfolio  Manager with a primary focus on European markets. Ms. Brody earned a B.S. degree from Cornell
University and is a Chartered Financial Analyst charterholder.

MANISH KESHIVE,  Director DAMI, has been co-manager of Enhanced Index Fund since
September 1999. He joined DAMI in 1996.  Prior to joining DAMI, he was a student earning a B.S. degree in Technology  from the Indian  Institute of Technology in
1993 and a M.S. degree from the Massachusetts Institute of Technology in 1995.

TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has been the manager of Equity Fund since 1981. He has been the lead manager of Select 25
Fund since its  inception  in January  1999 and of Total  Return  Fund since May
1999. He has more than 25 years of investment experience. He began his career as an investment analyst in the insurance industry,  and from 1974 through 1978, he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned  to the  Investment  Manager in 1981.  Mr.  Milberger  holds a bachelor's  degree in business and a M.B.A. from the University of Kansas and is a Chartered Financial Analyst charterholder.

BRANDON  NELSON was named  co-manager  of the Small Cap Growth  Fund in December
2000. Mr. Nelson has over four years of investment  experience and joined Strong in 1996 after  working as a summer intern on the Ognar team in 1995. He received a M.S.  degree in  finance  from the  University  of  Wisconsin-Madison  and was selected to participate in the Applied  Security  Analysis  Program.  Mr. Nelson
earned a B.B.A. degree in finance from the University of  Wisconsin-Madison.  He is also a Chartered Financial Analyst charterholder.

RONALD C. OGNAR,  Portfolio Manager of Strong, has been the manager of Small Cap
Growth Fund since its  inception in 1997.  He is a Chartered  Financial  Analyst charterholder with more than 30 years of investment experience. Mr. Ognar joined
Strong in April 1993 after two years as a principal and  portfolio  manager with
RCM Capital  Management.  For approximately three years prior to his position at
RCM Capital Management,  he was a portfolio manager at Kemper Financial Services in Chicago.  Mr. Ognar began his investment  career in 1968 at LaSalle  National
Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

ROBERT  REINER,   Managing  Director  at  DAMI,  has  been  co-lead  manager  of
International  Fund since its inception in January 1999. He has been a portfolio manager of other investment  products with similar  investment  objectives since joining DAMI in 1994. At DAMI, he has been involved in developing analytical and investment  tools for the group's  international  equity team. His primary focus has been on Japanese  and European  markets.  Prior to joining  DAMI,  he was an equity analyst and also provided macroeconomic  coverage for Scudder,  Stevens &
Clark from 1993 to 1994.  He previously  served as Senior  Analyst at Sanford C.
Bernstein & Co. from 1991 to 1992, and was  instrumental  in the  development of
Bernstein's  International  Value Fund. Mr. Reiner spent more than nine years at
Standard  &  Poor's  Corporation,  where he was a  member  of its  international ratings group.  His tenure  included  managing the day-to-day  operations of the
Standard & Poor's Corporation Tokyo office for three years.

WELLINGTON   MANAGEMENT   COMPANY'S  GLOBAL  TECHNOLOGY  TEAM  has  managed  the
Technology  Fund since its inception in May of 2000. The Global  Technology Team is  comprised  of a group of  global  industry  analysts  who  focus on  various sub-sectors of the Technology industry.  The Global Technology Team is supported by a significant number of specialized  fundamental,  quantitative and technical analysts, macro-economic analysts and traders.

JAMES P. SCHIER,  Senior Portfolio Manager of the Investment  Manager,  has been the  manager of Mid Cap Value Fund since its  inception  in 1997 and has managed
Ultra Fund since  January 1998.  He has 18 years  experience  in the  investment field and is a Chartered Financial Analyst charterholder.  While employed by the
Investment Manager,  he also served as a research analyst.  Prior to joining the
Investment  Manager in 1995,  he was a portfolio  manager for  Mitchell  Capital
Management  from 1993 to 1995. From 1988 to 1993 he served as Vice President and
Portfolio  Manager for Fourth  Financial.  Prior to 1988,  Mr.  Schier served in various  positions in the  investment  field for Stifel  Financial,  Josepthal &
Company and Mercantile  Trust Company.  Mr. Schier earned a bachelor of business degree  from  the  University  of  Notre  Dame  and  a  M.B.A.  from  Washington
University.

CINDY L.  SHIELDS,  Senior  Portfolio  Manager of the  Investment  Manager,  has
managed the Large Cap Growth Fund since its  inception  in May 2000.  She joined the Investment  Manager in 1989 and has been a portfolio manager of other mutual funds for the Investment Manager since 1994. Ms. Shields graduated from Washburn
University  with a bachelor  of  business  administration  degree,  majoring  in finance and economics.  She is a Chartered Financial Analyst  charterholder with
13 years of investment experience.

VALERIE J. SILL was named the  portfolio  manager  of Growth and Income  Fund in
August 2001.  Ms. Sill has been a portfolio  manager for Dreyfus since 1996. She is also a senior vice  president of The Boston  Company Asset  Management,  Inc.
(TBCAM), an affiliate of Dreyfus,  and is a member of the equity policy group of
TBCAM.  She  previously  served as director of equity  research and as an equity research  analyst for TBCAM.  Currently,  she is the  Chairperson  of the Equity
Policy Group at TBCAM. Ms. Sill is a graduate of Wellesley  College and received her M.B.A.  from Harvard Business School.  She is a Chartered  Financial Analyst
charterholder.

ALEXANDER  TEDDER,  Director of and Consultant to DAMI,  has been  Co-Manager of
International  Fund since  February of 2002.  Mr.  Tedder has been with Deutsche
Asset  Management  Investment  Services,  an affiliate of DAMI,  since 1994. Mr.
Tedder earned a Masters in Economics and Business  Administration  from Freiburg
University.

JULIE WANG,  Director at DAMI, has been co-manager of  International  Fund since its  inception  in  January  1999.  She has been a manager  of other  investment products with similar investment objectives since joining DAMI in 1994. Ms. Wang has primary  focus on the  Asia-Pacific  region and the Fund's  emerging  market exposure.  Prior to joining DAMI, Ms. Wang was an investment manager at American
International  Group,  where she  assisted  in the  management  of $7 billion of assets in Southeast Asia,  including private and listed equities,  bonds,  loans and  structured  products.  Ms. Wang  received  her B.A.  (economics)  from Yale
University and her M.B.A. from the Wharton School, University of Pennsylvania.

FRANK  WHITSELL,  Portfolio  Manager of the Investment  Manager,  has co-managed
Total  Return  Fund  since  May 1999 and has  co-managed  Select  25 Fund  since
February 2000. He joined the Investment  Manager in 1994. Mr. Whitsell graduated from  Washburn  University  with a bachelor of business  administration  degree, majoring in accounting  and finance,  and a M.B.A.  He is a Chartered  Financial
Analyst charterholder.

WILLIAM L. WILBY,  Senior Vice President and Director of International  Equities
of  OppenheimerFunds,  became the manager of Global Fund in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at
Brown Brothers Harriman & Co. Prior to Brown Brothers,  Mr. Wilby was a managing director  and  portfolio  manager  at AIG Global  Investors.  He joined AIG from
Northern Trust Bank in Chicago,  where he was an international  pension manager.
Before  starting  his  career  in  portfolio   management,   Mr.  Wilby  was  an
international  financial  economist  at  Northern  Trust Bank and at the Federal
Reserve Bank in Chicago.  Mr. Wilby is a graduate of the United States  Military
Academy and holds a M.A. and a Ph.D. in  International  Monetary  Economics from the University of Colorado. He is a Chartered Financial Analyst charterholder.

BUYING SHARES

Shares of the Funds  are  available  through  broker/dealers,  banks,  and other financial  intermediaries  that have an agreement  with the Funds'  Distributor,
Security Distributors,  Inc. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares  purchased directly from the Fund do not contain such additional  charges but may contain a front-end sales charge as noted under "Class A shares."

There are four different ways to buy shares of the Funds--Class A shares,  Class
B shares,  Class C or Class S shares.  The  different  classes of a Fund  differ primarily with respect to the sales charges and Rule 12b-1  distribution fees to which they are  subject.  The minimum  initial  investment  is $100.  Subsequent investments must be $100 (or $20 under an Accumulation  Plan). The Funds reserve the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV),  plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally  calculated as of the close of trading on every day the New York Stock  Exchange is open. An order for
Class A shares is priced at the NAV next calculated  after the order is accepted by the Fund, plus the sales charge.

     ======================================================================
                                                SALES CHARGE
                                  -----------------------------------------
                                   AS A PERCENTAGE        AS A PERCENTAGE
     AMOUNT OF ORDER              OF OFFERING PRICE     NET AMOUNT INVESTED
     ----------------------------------------------------------------------
     Less than $50,000 ...........      5.75%                  6.10%
     $50,000 to $99,999 ..........      4.75%                  4.99%
     $100,000 to $249,999 ........      3.75%                  3.90%
     $250,000 to $499,999 ........      2.75%                  2.83%
     $500,000 to $999,999 ........      2.00%                  2.04%
     $1,000,000 or more* .........      None                    None
     ----------------------------------------------------------------------
     *Purchases of  $1,000,000 or more are not subject to a sales charge at the time of purchase,  but are subject to a deferred  sales charge of
      1.00% if redeemed  within one year following  purchase.  The deferred sales charge is a  percentage  of the lesser of the NAV of the shares redeemed or the net cost of such shares.  Shares that are not subject to a deferred sales charge are redeemed first.
     ======================================================================

Please see  Appendix A for options  that are  available  for  reducing the sales charge applicable to purchases of Class A shares.

CLASS A  DISTRIBUTION  PLAN -- The Small  Cap  Growth,  International,  Enhanced
Index,  Select 25, Large Cap Growth and  Technology  Funds have adopted  Class A
Distribution  Plans that allow each of these Funds to pay  distribution  fees to the Funds'  Distributor.  The  Distributor  uses the fees to pay for  activities related to the sale of Class A shares and services provided to shareholders. The distribution fee is equal to 0.25% of the average daily net assets of the Fund's
Class A shares.  Because the distribution fees are paid out of the Fund's assets on an  ongoing  basis,  over  time  these  fees  will  increase  the  cost  of a shareholder's  investment  and may cost an investor more than paying other types of sales charges.  Shareholders  will vote on a proposal to adopt for Growth and
Income,  Equity,  Global,  Ultra and Mid Cap Value Funds a Class A  Distribution
Plan  that is  comparable  to plans  that  currently  are in place for the other
Funds.  If  approved,  the Class A  Distribution  Plan for those  Funds would be effective May 1, 2002.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund.  A Fund's NAV is  generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase.  The deferred sales charge is a percentage of the NAV of the shares at the time they are  redeemed  or the  original  purchase  price, whichever is less.  Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge," page 25.

CLASS B DISTRIBUTION  PLAN -- The Funds have adopted Class B Distribution  Plans that allow each of the Funds to pay distribution  fees to the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class B shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class B  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase.  This is advantageous to such  shareholders  because Class A shares are subject to a lower  distribution  fee than Class B shares (or in some cases, no distribution  fee). A pro rata amount of Class B shares purchased through the reinvestment  of dividends or other  distributions  is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares  will be priced at a Fund's  NAV next calculated  after the order is accepted by the Fund.  A Fund's NAV is  generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under  certain  circumstances.  See "Waiver of the Deferred  Sales  Charge" page
25.

CLASS C DISTRIBUTION  PLAN -- The Funds have adopted Class C Distribution  Plans that allow each of the Funds to pay distribution  fees to the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class C shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class C  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS S SHARES -- Class S shares are not  subject to a sales  charge at the time of  purchase.  An order for Class S shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class S shares are subject to a deferred  sales charge if redeemed  within seven years from the date of purchase.  The deferred  sales charge is a percentage  of the NAV of the shares at the time they are  redeemed  or the  original  purchase price,  whichever  is less.  Shares that are not subject to the  deferred  sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                  --------------------------------------------
                  YEAR SINCE PURCHASE      CONTINGENT DEFERRED
                    PAYMENT WAS MADE           SALES CHARGE
                  --------------------------------------------
                        First                      6%
                        Second                     6%
                        Third                      5%
                        Fourth                     4%
                        Fifth                      3%
                        Sixth                      2%
                        Seventh                    1%
                  Eighth and Following             0%
                  --------------------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge," page 25. Investors for whom  Class S shares may be  appropriate  include  (1)  persons  working  with a registered investment adviser, financial planner or other financial intermediary where financial  planning,  asset allocation or other services are provided at a reduced fee, or for no additional fee; (2) qualified  retirement plans where the selling dealer is absorbing  certain plan expenses and (3) investors with unique service  needs.  In each of the  foregoing  cases,  with the purchase of Class S shares the investor is receiving  services at reduced or no additional  cost, in addition to Fund shares. The Fund does not monitor or make any representation as to the quality or value of any of the foregoing services.

CLASS S DISTRIBUTION  PLAN -- The Fund has adopted a Class S  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class S shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class S  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

BROKERAGE  ENHANCEMENT  PLAN -- The Funds have  adopted a Brokerage  Enhancement
Plan (the  "Plan") in  accordance  with the  provisions  of Rule 12b-1 under the
Investment  Company  Act of  1940.  However,  to  date,  the  Plan  has not been implemented. If implemented,  the Plan would use available brokerage commissions to promote the sale and distribution of Fund shares.

Under the Plan, the Funds may direct the Investment  Manager or a sub-adviser to use certain broker-dealers for securities  transactions,  subject to the duty of best execution.  These broker-dealers have agreed either (1) to pay a portion of their  commission from the sale and purchase of securities to the Distributor or other introducing  brokers ("Brokerage  Payments"),  or (2) to provide brokerage credits,  benefits or services ("Brokerage  Credits").  The Distributor will use all Brokerage  Payments and Credits  (other than a minimal  amount to defray its legal and  administrative  costs) to finance activities that are meant to result in the sale of the Funds' shares, including:

o  holding or participating in seminars and sales meetings promoting the sale of the Funds' shares

o  paying marketing fees requested by broker-dealers who sell the Funds

o  training sales personnel

o  creating and mailing advertising and sales literature

o  financing  any other  activity  that is intended to result in the sale of the
   Funds' shares.

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions  from one Fund to be used for the  benefit of other  Funds as well.
The Plan is not expected to increase the brokerage costs of the Funds.  For more information about the Plan, please read the "Allocation of Portfolio  Brokerage"
section of the Statement of Additional Information.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o  Upon the death of the  shareholder if shares are redeemed  within one year of the shareholder's death

o  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder  becoming disabled and the shareholder was not disabled when the shares were purchased

o  In connection  with required  minimum  distributions  from a retirement  plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue
   Code

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a), 401(k) or 403(b) of the Internal Revenue Code for:

   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   -  a loan  from the plan  (loan  repayments  are  treated  as new  sales  for purposes of the deferred sales charge)

   -  financial  hardship  (as  defined  in  regulations  under  the  Code) of a participant in a plan

   -  termination of employment of a participant in a plan

   -  any other permissible withdrawal under the terms of the plan.

CONFIRMATIONS AND STATEMENTS -- The Funds will send you a confirmation statement after every  transaction  that  affects your  account  balance or  registration.
However,  certain  automatic  transactions may be confirmed on a quarterly basis including systematic withdrawals,  automatic purchases and reinvested dividends.
Each shareholder will receive a quarterly  statement  setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling  your shares of a Fund is called a  "redemption,"  because the Fund buys back its  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed  at the NAV next  determined  after the order is accepted by the Fund's transfer  agent,  less any  applicable  deferred  sales charge.  A Fund's NAV is generally  calculated as of the close of trading on every day the New York Stock
Exchange is open.  Any share  certificates  representing  Fund shares being sold must be returned with a request to sell the shares.

When redeeming  recently purchased shares, if the Fund has not collected payment for the  shares,  it may  delay  sending  the  proceeds  until it has  collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o  The name and signature of the account owner(s)

o  The name of the Fund

o  The dollar amount or number of shares to sell

o  Where to send the proceeds

o  A signature guarantee if

   -  The check will be mailed to a payee or address  different than that of the account owner, or

   -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE  GUARANTEE  helps protect  against  fraud.  Banks,  brokers,  credit unions, national securities exchanges and savings associations provide signature guarantees.  A notary public is not an eligible signature  guarantor.  For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o  INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be  signed  by an
individual  shareholder,   or  in  the  case  of  joint  accounts,  all  of  the
shareholders, exactly as the name(s) appears on the account.

o UGMA OR UTMA:  Written  instructions  must be  signed by the  custodian  as it appears on the account.

o SOLE PROPRIETOR OR GENERAL PARTNER:  Written instructions must be signed by an authorized individual as it appears on the account.

o  CORPORATION  OR  ASSOCIATION:  Written  instructions  must be  signed  by the person(s)  authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

o TRUST: Written  instructions must be signed by the trustee(s).  If the name of the current trustee(s) does not appear on the account,  a certified  certificate of incumbency dated within 60 days must also be submitted.

o RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays  (except  holidays)  between 7:00 a.m. and 6:00 p.m.  Central time. The
Funds  require  that  requests for  redemptions  over $10,000 be in writing with signatures  guaranteed.  You may not close your  account by  telephone or redeem shares for which a certificate  has been issued.  If you would like to establish this option on an existing account, please call 1-800-888-2461,  extension 3127.
Shareholders  may not redeem  shares held in an  Individual  Retirement  Account
("IRA") or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker.  Brokers may charge a commission upon the redemption of shares.

PAYMENT OF  REDEMPTION  PROCEEDS  -- Payments  may be made by check.  Redemption proceeds  will be sent to the  shareholder(s)  of record at the  address  on our records generally within seven days after receipt of a valid redemption request.
For a charge of $20 deducted from redemption  proceeds,  the Investment  Manager will provide a certified or cashier's check, or send the redemption  proceeds by express  mail,  upon the  shareholder's  request  or send the  proceeds  by wire transfer to the  shareholder's  bank account upon  receipt of  appropriate  wire transfer instructions.

In addition,  redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption  during any period when trading on the New York Stock  Exchange is  restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

DIVIDENDS AND TAXES

Each Fund pays its shareholders  dividends from its net investment  income,  and distributes any net capital gains that it has realized, at least annually.  Your dividends and distributions  will be reinvested in the Fund, unless you instruct the  Investment  Manager  otherwise.  There  are no fees  or  sales  charges  on reinvestments.

TAX ON  DISTRIBUTIONS  --  Fund  dividends  and  distributions  are  taxable  to shareholders  (unless  your  investment  is in an  IRA or  other  tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax,  dividends and distributions may be subject to state and local  taxes.  If a Fund  declares a dividend  or  distribution  in October,
November or December but pays it in January,  you may be taxed on that  dividend or  distribution  as if  you  received  it in the  previous  year.  In  general, dividends and distributions from the Funds are taxable as follows:

--------------------------------------------------------------------------------
                                                              TAX RATE FOR 28%
TYPE OF DISTRIBUTION            TAX RATE FOR 15% BRACKET      BRACKET OR ABOVE
--------------------------------------------------------------------------------
Income dividends                  Ordinary Income rate      Ordinary Income rate
Short-term capital gains          Ordinary Income rate      Ordinary Income rate
Long-term capital gains                   10%                       20%
Long-term capital gains
  (held for 5 years or more)               8%                       18%
--------------------------------------------------------------------------------

Tax-deferred  retirement  accounts  generally  do not  generate a tax  liability unless you are taking a distribution or making a withdrawal.

The Fund has  "short-term  capital  gains" when it sells shares within 12 months after buying them. The Fund has  "long-term  capital gains" when it sells shares that it has  owned  for  more  than 12  months.  The  Funds  expect  that  their distributions will consist primarily of net long-term capital gains.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions  for each calendar  year on or before  January 31 of the following year.

TAXES ON SALES OR  EXCHANGES -- You may be taxed on any sale or exchange of Fund shares.  The amount of gain or loss will depend  primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The previous  table can provide a guide for your  potential tax  liability  when selling or exchanging  Fund shares.  "Short-term  capital gains" applies to Fund shares sold or exchanged up to one year after  buying them.  "Long-term  capital gains" applies to shares held for more than one year.

BACKUP  WITHHOLDING  -- As with all  mutual  funds,  a Fund may be  required  to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable  to you if you fail to  provide  the Fund  with  your  correct  taxpayer identification  number or to make required  certifications,  or if you have been notified  by the  Internal  Revenue  Service  that  you are  subject  to  backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal  Revenue Service ensures it will collect taxes otherwise due.
Any  amounts  withheld  may be credited  against  your U.S.  federal  income tax liability.

You should  consult your tax  professional  about  federal,  state and local tax consequences  to you of an investment  in the Fund.  Please see the Statement of
Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset  value per share (NAV) of each Fund is computed as of the close of regular  trading hours on the New York Stock Exchange  (normally 3 p.m.  Central time) on days when the  Exchange is open.  The  Exchange is open Monday  through
Friday, except on observation of the following holidays:  New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,  Memorial Day,  Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally  based upon the market value of securities  held in the Fund's  portfolio.  If market  prices are not  available,  the fair value of securities  is  determined  using  procedures  approved by each Fund's  Board of
Directors.  In  addition,  if  between  the time  trading  ends on a  particular security and the close of trading on the New York Stock  Exchange,  events occur that  materially  affect  the  value of the  security,  the  Funds may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors.  In such a case, the Fund's net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

Foreign  securities  are valued based on quotations  from the primary  market in which they are  traded,  and are  converted  from the local  currency  into U.S.
dollars using current  exchange  rates.  Foreign  securities  may trade in their primary  markets  on  weekends  or other  days  when the Fund does not price its shares.  Therefore,  the NAV of Funds holding  foreign  securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

SHAREHOLDER SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose  to  invest  in one of the Funds through a voluntary  Accumulation Plan. This allows for an initial investment of
$100  minimum  and  subsequent  investments  of  $20  minimum  at any  time.  An
Accumulation  Plan involves no obligation to make periodic  investments,  and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic  Investment  Plan  (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to
3  business  days  before  the  date  scheduled  to  purchase  Fund  shares.  An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly,  bi-monthly,  quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a  specified  percentage  of the initial or current  account  value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current  aggregate net asset value of $5,000 or more are deposited with the Investment  Manager,  which will act as agent for the shareholder under the  Program.  Shares are  liquidated  at net asset  value.  The  Program may be terminated on written notice,  or it will terminate  automatically if all shares are liquidated or redeemed from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B, Class C and Class S shares  without the  imposition  of any  applicable contingent  deferred sales charge,  provided that such withdrawals do not in any
12-month period, beginning on the date the Program is established, exceed 10% of the value of the  account on that date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B, Class C or Class S shares  provides for withdrawals in excess of 10%
of  the  value  of the  account  in any  Program  year  and,  as a  result,  all withdrawals  under such a Program would be subject to any applicable  contingent deferred  sales  charge.  Free  Systematic  Withdrawals  will be made  first  by redeeming  those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming  shares held the longest.  The contingent  deferred sales charge  applicable  to a redemption  of Class B, Class C or Class S shares requested while Free Systematic Withdrawals are being made will be calculated as described  under  "Class B Shares,"  "Class C Shares"  or "Class S  Shares,"  as
applicable. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE  PRIVILEGE --  Shareholders  of the Funds may exchange their shares for shares of another of the Funds or for shares of other  mutual  funds,  including
Security Social  Awareness,  Diversified  Income,  Municipal Bond and High Yield
Funds.

Shareholders  who hold  their  shares  in a  tax-qualified  retirement  plan may exchange shares of the Funds for shares of Security Capital  Preservation  Fund, but may not exchange into Security  Municipal Bond Fund.  Shareholders  also may exchange  their shares of the Funds for shares of Security  Cash Fund,  provided that exchanges to Security Cash Fund are not available to shareholders  who have purchased through the following  custodial  accounts of the Investment  Manager:
403(b)(7)  accounts,  SEPP accounts and SIMPLE plans.  All exchanges are made at the relative net asset values of the Funds on the date of the exchange.

Exchanges  may be made only in those  states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently  imposed on such an exchange.  Shares of a particular  class of the
Funds may be  exchanged  only for shares of the same class of another  available fund or for Class A shares of  Security  Cash Fund,  if  available.  At present,
Municipal  Bond Fund does not offer  Class C or Class S shares.  Any  applicable contingent  deferred sales charge will be imposed upon redemption and calculated from the date of the  initial  purchase  without  regard to the time shares were held in Security Cash Fund.  For tax  purposes,  an exchange is a sale of shares that may result in a taxable gain or loss.  Special rules may apply to determine the amount of gain or loss on an  exchange  occurring  within  ninety days after purchase of the exchanged shares.  Exchanges are made upon receipt of a properly completed  Exchange  Authorization  form. A current  prospectus of the fund into which an  exchange  is made will be given to each  shareholder  exercising  this privilege.

The terms of an  employee-sponsored  retirement  plan may affect a shareholder's right to  exchange  shares as  described  above.  Contact  your plan  sponsor or administrator  to determine if all of the exchange  options  discussed above are available under your plan.

To  exchange   shares  by  telephone,   a   shareholder   must  hold  shares  in
non-certificate  form and must  either have  completed  the  Telephone  Exchange section of the application or a Telephone Transfer  Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the  Investment  Manager,  a  shareholder  may  exchange  shares by telephone by calling  the  Funds at  1-800-888-2461,  extension  3127,  on  weekdays  (except holidays)  between the hours of 7:00 a.m. and 6:00 p.m.  Central time.  Exchange requests  received by telephone  after the close of the New York Stock  Exchange
(normally  3:00 p.m.  Central  time) will be treated as if  received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset  rebalancing,  may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

DOLLAR  COST  AVERAGING.  This option is  available  only to  shareholders  of a
403(b)(7)  account  sponsored by the  Investment  Manager and opened on or after
June 5, 2000. The option allows such shareholders to make periodic  exchanges of shares from the  Security  Capital  Preservation  Fund (held in  non-certificate form) to one or more of the funds  available  under the  exchange  privilege  as described  above.  Such periodic  exchanges in which securities are purchased at regular  intervals  are known as  "dollar  cost  averaging."  With  dollar  cost averaging,  the cost of the securities gets averaged over time and possibly over various market cycles.  Dollar cost  averaging does not guarantee  profits,  nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment
Manager.  Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific  dollar  amount or a specific  number of shares.  The
Investment  Manager will exchange  shares as requested on the first business day of the month.

The Investment  Manager will make exchanges  until account value in the Security
Capital  Preservation  Fund is depleted  or until you  instruct  the  Investment
Manager to  terminate  dollar  cost  averaging.  Dollar  cost  averaging  may be terminated at any time by written request to the Investment Manager.

ASSET REBALANCING.  This option is available only to shareholders of a 403(b)(7)
account sponsored by the Investment Manager and opened on or after June 5, 2000.
This option allows such  shareholders to automatically  exchange shares of those funds available  under the exchange  privilege as described above on a quarterly basis to maintain a particular  percentage allocation among the funds. Shares of such funds must be held in  non-certificate  form.  Account value allocated to a fund will grow or  decline  in value at  different  rates  during  the  selected period, and asset rebalancing will automatically reallocate account value in the funds to the allocation you select on a quarterly basis.

Shareholders  may obtain an asset  rebalancing  request form from the Investment
Manager.  You must designate on the form the applicable funds and the percentage of account  value to be  maintained  in each fund.  Thereafter,  the  Investment
Manager will  exchange  shares of the funds to maintain  that  allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT PLANS -- The Funds have available tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Internal Revenue Code. Further  information  concerning these plans is contained in the Funds' Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities  the Funds may hold in their  respective  portfolios  and the various  kinds of  management practices  that may be used in the  portfolios.  The Funds'  holdings of certain types of  investments  cannot exceed a maximum  percentage of net assets.  These percentage limitations are set forth in the Statement of Additional Information.
While the  percentage  limitations  provide a useful  level of detail  about the
Funds' investment program, they should not be viewed as an accurate gauge of the potential  risk  of  the  investment.  For  example,  in a  given  period,  a 5%
investment in futures contracts could have  significantly more of an impact on a
Fund's  share price than its  weighting  in the  portfolio.  The net effect of a particular  investment  depends on its  volatility  and the size of its  overall return in relation to the performance of all the Fund's other  investments.  The
Portfolio Managers of the Funds have considerable  leeway in choosing investment strategies and selecting  securities they believe will help the Fund achieve its objective. In seeking to meet its investment objective,  the Funds may invest in any  type  of  security  or  instrument  whose  investment  characteristics  are consistent with that Fund's investment program.

The Funds are subject to certain  investment policy  limitations  referred to as
"fundamental  policies."  The  fundamental  policies  cannot be changed  without shareholder  approval.  Please refer to the Statement of Additional  Information for a complete list of the fundamental policies applicable to each of the Funds.
Some of the more important  fundamental  policies are outlined below.  The Funds will not:

o  with  respect to 75% of their  respective  assets  invest more than 5% of the value of their assets in any one issuer other than the U.S. Government or its instrumentalities  (this  limitation  does not apply to the Large Cap  Growth
   Fund or the Technology Fund, and if approved by shareholders,  will not apply to Select 25 Fund, effective May 1, 2002);

o  with respect to 75% of their respective  assets purchase more than 10% of the outstanding  voting  securities of any one issuer (this  limitation  does not apply to the Large Cap Growth Fund or the Technology  Fund and if approved by shareholders, will not apply to Select 25 Fund, effective May 1, 2002);

o  invest 25% or more of its total assets in any one industry  (this  limitation does not apply to the Large Cap Growth Fund or the Technology Fund).

The following  pages describe some of the  investments  which may be made by the
Funds, as well as some of the management practices of the Funds.

FOREIGN  SECURITIES  --  Foreign  investments  involve  certain  special  risks, including,  but not limited  to, (i)  unfavorable  changes in currency  exchange rates;  (ii) adverse  political and economic  developments;  (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi)
higher operational expenses.

Foreign investments are normally issued and traded in foreign  currencies.  As a result,  their values may be affected by changes in the exchange  rates  between particular  foreign currencies and the U.S. dollar.  Foreign  investments may be subject  to  the  risks  of  seizure  by a  foreign  government,  imposition  of restrictions  on  the  exchange  or  transport  of  foreign  currency,  and  tax increases. There may also be less information publicly available about a foreign company than about most U.S.  companies,  and foreign  companies are usually not subject to accounting,  auditing and financial reporting standards and practices comparable to those in the United  States.  The legal  remedies for investors in foreign  investments  may be more  limited  than those  available  in the United
States.  Certain foreign investments may be less liquid (harder to buy and sell)
and more volatile than domestic investments,  which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund  may at  times  find it  difficult  to  value  its  foreign  investments.
Brokerage   commissions  and  other  fees  are  generally   higher  for  foreign
investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.  Foreign withholding taxes may reduce the amount of income available to  distribute  to  shareholders  of the Funds.  Each of the Funds may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign  investments are typically increased  in less  developed  and  developing  countries,  which are  sometimes referred to as emerging markets. For example,  political and economic structures in  these  countries  may be young  and  developing  rapidly,  which  can  cause instability.  These  countries are also more likely to experience high levels of inflation,  deflation or currency devaluation,  which could hurt their economies and securities  markets.  For these and other  reasons,  investments in emerging markets are often considered speculative. The Global,  International,  Small Cap
Growth and Technology Funds may invest in emerging market foreign securities.

SMALLER  COMPANIES  -- Small- or  medium-sized  companies  are more  likely than larger companies to have limited product lines,  markets or financial resources, or to  depend  on a  small,  inexperienced  management  group.  Stocks  of these companies may trade less frequently and in limited volume,  and their prices may fluctuate  more than stocks of other  companies.  Stocks of these  companies may therefore  be more  vulnerable  to  adverse  developments  than  those of larger companies. Each of the funds may invest in small or medium-sized companies.

CONVERTIBLE  SECURITIES  AND WARRANTS -- Each of the Funds may invest in debt or preferred  equity  securities  convertible  into, or  exchangeable  for,  equity
securities.  Traditionally,   convertible  securities  have  paid  dividends  or
interest  at rates  higher  than  common  stocks but lower  than  nonconvertible securities.  They generally  participate in the  appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current  income with options and other  features.  Warrants are options to buy a stated  number  of shares of common  stock at a  specified  price  anytime during the life of the warrants (generally, two or more years).

RESTRICTED  SECURITIES  --  Restricted  securities  cannot be sold to the public without  registration  under the  Securities  Act of 1933 ("1933  Act").  Unless registered  for  sale,  restricted  securities  can be sold  only  in  privately
negotiated   transactions  or  pursuant  to  an  exemption  from   registration.
Restricted securities are generally considered illiquid and, therefore,  subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by the Fund.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance  with Rule 144A under the  Securities Act of
1933.  Rule 144A  permits  the  resale to  "qualified  institutional  buyers" of
"restricted  securities"  that,  when  issued,  were  not of the  same  class as securities  listed on a U.S.  securities  exchange  or  quoted  in the  National
Association of Securities  Dealers  Automated  Quotation  System (the "Rule 144A
Securities").  A  "qualified  institutional  buyer"  is  defined  by  Rule  144A generally as an  institution,  acting for its own account or for the accounts of other qualified  institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $100  million  in  securities  of  issuers  not affiliated with the  institution.  A dealer  registered under the Securities and
Exchange  Act of 1934 (the  "Exchange  Act"),  acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $10 million in securities of issuers not  affiliated  with the dealer may also  qualify as a qualified  institutional buyer,  as well as an  Exchange  Act  registered  dealer  acting  in a  riskless principal transaction on behalf of a qualified institutional buyer.

Investing in Rule 144A Securities and other restricted securities could have the effect  of  increasing  the  amount  of a Fund's  assets  invested  in  illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested,  for a time, in purchasing these securities. Each of the Funds may invest in restricted securities.

INITIAL PUBLIC  OFFERING -- A Fund's  investment in securities  offered  through initial public offerings (IPOs) may have a magnified  performance impact, either positive  or  negative,  on any Fund and  particularly  those with a small asset base.  There is no guarantee  that as a Fund's  assets grow, it will continue to experience  substantially  similar  performance  by  investing in IPOs. A Fund's investments in IPOs may make it subject to more erratic price movements than the overall equity market.  The Technology Fund and the Small Cap Growth Fund may be
particularly susceptible to IPO risk.

HIGH YIELD  SECURITIES -- Higher  yielding  debt  securities in the lower rating
(higher risk) categories of the recognized rating services are commonly referred to as "junk  bonds." The total return and yield of junk bonds can be expected to fluctuate  more than the total return and yield of  higher-quality  bonds.  Junk bonds  (those  rated below BBB or in  default)  are  regarded  as  predominantly speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Successful  investment in lower-medium  and low-quality bonds involves greater investment risk and is highly dependent on the Investment
Manager's  credit  analysis.  A real or  perceived  economic  downturn or higher interest  rates could cause a decline in high yield bond prices by lessening the ability of issuers to make  principal  and  interest  payments.  These bonds are often thinly traded and can be more difficult to sell and value  accurately than high-quality  bonds.  Because  objective  pricing  data  may be less  available, judgment  may play a greater role in the  valuation  process.  In addition,  the entire junk bond market can  experience  sudden and sharp price  swings due to a variety of  factors,  including  changes in  economic  forecasts,  stock  market activity,  large or sustained sales by major investors,  a high-profile default, or just a change in the market's psychology.  This type of volatility is usually associated  more with  stocks  than  bonds,  but junk bond  investors  should be prepared for it. The Growth and Income, Global, International,  Small Cap Growth
and Total Return Funds may invest in high yield securities.

CASH RESERVES -- Cash reserves  maintained by a Fund may include  domestic,  and for certain Funds, foreign money market instruments,  as well as certificates of deposit, bank demand accounts and repurchase agreements. The Funds may establish and  maintain  reserves as the  Investment  Manager or  Sub-Adviser  believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions,  expenses and purchases of portfolio securities) or for temporary, defensive purposes.

BORROWING -- Borrowings may be  collateralized  with Fund assets.  To the extent that a Fund purchases  securities  while it has  outstanding  borrowings,  it is using  leverage,  i.e.,  using borrowed funds for  investment.  Leveraging  will exaggerate  the effect on net asset  value of any  increase  or  decrease in the market value of the Fund's  portfolio.  Money  borrowed for  leveraging  will be subject to interest  costs that may or may not be recovered by  appreciation  of the securities purchased; in certain cases, interest costs may exceed the return received on the  securities  purchased.  A Fund also may be required to maintain minimum  average  balances  in  connection  with  such  borrowing  or  to  pay a commitment  or  other  fee to  maintain  a  line  of  credit;  either  of  these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES  AND  OPTIONS -- Each of the Funds may  utilize  futures  contracts  and options on futures and may purchase  call and put options and write call and put options  on  a  "covered"  basis.  Futures  (a  type  of  potentially  high-risk derivative)  are often  used to manage or hedge  risk  because  they  enable the investor to buy or sell an asset in the future at an agreed-upon price.  Options
(another type of potentially  high-risk  derivative) give the investor the right
(where  the  investor  purchases  the  options),  or the  obligation  (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Those Funds which invest in non-dollar  denominated foreign securities  may also  engage  in  forward  foreign  currency  transactions.  The instruments  listed  above  may be bought  or sold for any  number  of  reasons, including:  to manage  exposure  to changes  in  securities  prices and  foreign currencies,  to manage exposure to changes in interest rates and bond prices, as an  efficient  means of adjusting  overall  exposure to certain  markets,  in an effort to enhance income, to protect the value of portfolio  securities,  and to adjust  portfolio  duration.  Futures  contracts  and  options may not always be successful hedges; their prices can be highly volatile. Using them could lower a
Fund's total return,  and the potential  loss from the use of futures can exceed the Fund's initial investment in such contracts.

SWAPS,  CAPS,  FLOORS AND COLLARS -- Interest  rate and/or index swaps,  and the purchase  or sale of related  caps,  floors and collars  are used  primarily  to preserve  a return  or spread  on a  particular  investment  or  portion  of its portfolio as a technique for managing the  portfolio's  duration (i.e. the price sensitivity to changes in interest  rates) or to protect against any increase in the price of securities the Fund anticipates  purchasing at a later date. To the extent a Fund enters into these types of transactions,  it will be done to hedge and not as a  speculative  investment,  and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments  providing the income  the Fund may be  obligated  to pay.  Interest  rate  swaps  involve  the exchange by the Fund with another party of their  respective  commitments to pay or receive  interest on a notional  amount of  principal.  The purchase of a cap entitles the purchaser to receive  payments on a notional  principal amount from the  party  selling  the cap to the  extent  that a  specified  index  exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser  to receive  payments  on a notional  principal  amount from the party selling  the  floor  to  the  extent  that  a  specified  index  falls  below  a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values.

SHARES OF OTHER INVESTMENT  COMPANIES -- A Fund's  investment in shares of other investment companies may not exceed immediately after purchase 10% of the Fund's total  assets,  and no more than 5% of its total  assets may be  invested in the shares  of any  one  investment  company.  Investment  in the  shares  of  other investment  companies  has  the  effect  of  requiring  shareholders  to pay the operating  expenses  of two  mutual  funds.  Each of the Funds may invest in the shares of other investment companies.

WHEN-ISSUED  SECURITIES AND FORWARD  COMMITMENT  CONTRACTS -- The price of "when issued," "forward  commitment" or "delayed delivery"  securities is fixed at the time of the  commitment  to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery, the value of the securities may be more or less than the purchase or sale price.
When a Fund  purchases  securities  on this  basis,  there  is a risk  that  the securities may not be delivered and that the Fund may incur a loss.  Each of the
Funds may purchase or sell  securities on a when-issued,  forward  commitment or delayed delivery basis.

SECURITIES  LENDING -- For purposes of realizing  additional income, the Global,
International,  Large Cap Growth and Technology  Funds may lend their  portfolio securities to certain borrowers.  Any such loan will be continuously  secured by collateral  at least  equal to the value of the  security  loaned.  The risks in lending  portfolio  securities,  as with other extensions of credit,  consist of possible  delay in  receiving  additional  collateral  or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made to firms deemed by the Investment  Manager to be of good  standing  and will not be made  unless,  in the  judgment  of the
Investment Manager, the consideration to be earned from such loans would justify the risk.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account or wish to obtain additional  information,  may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS

The financial  highlights table is intended to help you understand the financial performance  of the Funds'  Class A shares,  Class B shares,  Class C shares and
Class S shares during the past five years or, the period since commencement of a
Fund or share class. Certain information reflects financial results for a single
Fund share.  The total returns in the table  represent the rate that an investor would have earned (or lost) on an investment  in the Fund assuming  reinvestment of all  dividends  and  distributions.  This  information  has been derived from financial  statements that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial  statements,  are included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS A)
----------------------------------------------------------------------------------------
                                                FISCAL YEAR ENDED SEPTEMBER 30
                                      --------------------------------------------------
                                      2001(c)(m)   2000(c)   1999(c)   1998(c)   1997(c)
                                      ----------   -------   -------   -------   -------
PER SHARE DATA
Net asset value beginning of period     $ 6.42     $ 7.17    $ 7.68    $11.14    $ 9.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......       0.03       0.07      0.12      0.13      0.15
Net gain (loss) on securities
  (realized and unrealized)........      (1.03)     (0.58)     0.75     (0.87)     2.81
                                         -----      -----     -----     -----     -----
Total from investment operations...      (1.00)     (0.51)     0.87     (0.74)     2.96

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............      (0.05)     (0.13)    (0.04)    (0.13)    (0.16)
Distributions (from realized gains)      (0.00)     (0.11)    (1.34)    (2.59)    (0.71)
                                         -----      -----     -----     -----     -----
Total distributions................      (0.05)     (0.24)    (1.38)    (2.72)    (0.87)
                                         -----      -----     -----     -----     -----
NET ASSET VALUE END OF PERIOD......     $ 5.37     $ 6.42    $ 7.17    $ 7.68    $11.14
                                         =====      =====     =====     =====     =====
TOTAL RETURN (a)...................    (15.68)%    (7.28)%    12.00%   (7.95)%    35.31%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............     $45,006    $60,448   $74,796   $76,371   $91,252
Ratio of expenses to
  average net assets...............       1.32%      1.27%     1.22%     1.21%     1.24%
Ratio of net investment income
  (loss) to average net assets.....       0.49%      0.99%     1.63%     1.49%     1.53%
Portfolio turnover rate............        180%       144%       98%      144%      124%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS B)
----------------------------------------------------------------------------------------
                                                FISCAL YEAR ENDED SEPTEMBER 30
                                      --------------------------------------------------
                                      2001(c)(m)   2000(c)   1999(c)   1998(c)   1997(c)
                                      ----------   -------   -------   -------   -------
PER SHARE DATA
Net asset value beginning of period     $ 6.21     $ 6.95    $ 7.54    $10.99    $ 8.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......      (0.03)       ---      0.05      0.05      0.05
Net gain (loss) on securities
  (realized and unrealized)........      (1.00)     (0.58)     0.73     (0.88)     2.77
                                         -----      -----     -----     -----     -----
Total from investment operations...      (1.03)     (0.58)     0.78     (0.83)     2.82

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............        ---      (0.05)    (0.03)    (0.03)    (0.06)
Distributions (from realized gains)        ---      (0.11)    (1.34)    (2.59)    (0.71)
                                         -----      -----     -----     -----     -----
Total distributions................        ---      (0.16)    (1.37)    (2.62)    (0.77)
                                         -----      -----     -----     -----     -----
NET ASSET VALUE END OF PERIOD......     $ 5.18     $ 6.21    $ 6.95    $ 7.54    $10.99
                                         =====      =====     =====     =====     =====
TOTAL RETURN (a)...................    (16.59)%    (8.36)%    10.93%   (8.95)%    34.01%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............      $5,657     $7,152    $9,829    $9,257    $6,737
Ratio of expenses to
  average net assets...............       2.32%      2.27%     2.22%     2.21%     2.24%
Ratio of net investment income
  (loss) to average net assets.....       0.51%      0.01%     0.63%     0.59%     0.53%
Portfolio turnover rate............        180%       144%       98%      144%      124%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS C)
--------------------------------------------------------------------------------
                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                               ---------------------------------
                                               2001(c)(m)   2000(c)   1999(c)(h)
                                               ----------   -------   ----------
PER SHARE DATA
Net asset value beginning of period.........     $ 6.32     $ 7.11      $6.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................      (0.03)     (0.01)      0.03
Net gain (loss) on securities
  (realized and unrealized).................      (1.01)     (0.56)      0.21
                                                  -----      -----       ----
Total from investment operations............      (1.04)     (0.57)      0.24

LESS DISTRIBUTIONS:
Dividends (from net investment income)......        ---      (0.11)       ---
Distributions (from realized gains).........        ---      (0.11)       ---
                                                  -----      -----       ----
Total distributions.........................        ---      (0.22)       ---
                                                  -----      -----       ----
NET ASSET VALUE END OF PERIOD...............     $ 5.28     $ 6.32      $7.11
                                                  =====      =====       ====
TOTAL RETURN (a)............................    (16.46)%    (8.10)%     3.49%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........        $904       $483      $297
Ratio of expenses to average net assets.....       2.33%      2.28%     2.22%
Ratio of net investment income
  (loss) to average net assets..............     (0.55)%    (0.10)%     0.62%
Portfolio turnover rate.....................        180%       144%       90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(c)(l)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period.............................      $ 6.08

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.02)
Net gain (loss) on securities (realized and unrealized).........       (0.72)
                                                                       -----
Total from investment operations................................       (0.74)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $ 5.34
                                                                       =====
TOTAL RETURN (a)................................................     (16.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................          $41
Ratio of expenses to average net assets.........................        2.36%
Ratio of net investment income (loss) to average net assets.....      (0.74)%
Portfolio turnover rate.........................................         225%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS A)
------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED SEPTEMBER 30
                                      ----------------------------------------------------
                                       2001(c)    2000(c)    1999(c)    1998(c)    1997(c)
                                       -------    -------    -------    -------    -------
PER SHARE DATA
Net asset value beginning of period    $10.26     $ 9.96     $ 8.86     $ 9.09     $ 7.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......       ---        ---       0.02       0.04       0.04
Net gain (loss) on securities
  (realized and unrealized)........     (2.49)      0.66       1.80       0.56       2.20
                                        -----      -----      -----      -----      -----
Total from investment operations...     (2.49)      0.66       1.82       0.60       2.24

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---        ---      (0.04)     (0.03)     (0.04)
Distributions (from realized gains)     (1.40)     (0.36)     (0.68)     (0.80)     (0.65)
                                                   -----      -----      -----      -----
Return of Capital..................     (0.01)       ---        ---        ---        ---
                                        -----      -----      -----      -----      -----
Total distributions................     (1.41)     (0.36)     (0.72)     (0.83)     (0.69)
                                        -----      -----      -----      -----      -----
NET ASSET VALUE END OF PERIOD......   $  6.36     $10.26     $ 9.96     $ 8.86     $ 9.09
                                       ======      =====      =====      =====      =====
TOTAL RETURN (a)...................   (27.66)%      6.64%     20.66%      7.38%     32.08%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............   $563,553   $853,126   $917,179   $773,606   $757,520
Ratio of expenses to
  average net assets...............      1.02%      1.02%      1.02%      1.02%      1.03%
Ratio of net investment income
  (loss) to average net assets.....      0.03%      0.03%      0.19%      0.39%      0.46%
Portfolio turnover rate............        23%        54%        36%        47%        66%
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS B)
-----------------------------------------------------------------------------------------
                                                FISCAL YEAR ENDED SEPTEMBER 30
                                      ---------------------------------------------------
                                       2001(c)    2000(c)    1999(c)    1998(c)   1997(c)
                                       -------    -------    -------    -------   -------
PER SHARE DATA
Net asset value beginning of period    $ 9.65     $ 9.47     $ 8.52     $ 8.82    $ 7.36

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......     (0.07)     (0.10)     (0.08)     (0.05)    (0.04)
Net gain (loss) on securities
  (realized and unrealized)........     (2.31)      0.64       1.71       0.55      2.15
                                        -----      -----      -----      -----     -----
Total from investment operations...     (2.38)      0.54       1.63       0.50      2.11

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---        ---        ---        ---       ---
Distributions (from realized gains)     (1.40)     (0.36)     (0.68)     (0.80)    (0.65)
                                        -----      -----      -----      -----     -----
Return of Capital..................     (0.01)       ---        ---        ---       ---
                                        -----      -----      -----      -----     -----
Total distributions................     (1.41)     (0.36)     (0.68)     (0.80)    (0.65)
                                        -----      -----      -----      -----     -----
NET ASSET VALUE END OF PERIOD......    $ 5.86     $ 9.65     $ 9.47     $ 8.52    $ 8.82
                                        =====      =====      =====      =====     =====
TOTAL RETURN (a)...................   (28.34)%      5.69%     19.23%      6.38%    30.85%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............    $96,067   $156,633   $159,872   $112,978   $89,336
Ratio of expenses to
  average net assets...............      2.02%      2.02%      2.02%      2.02%     2.03%
Ratio of net investment income
  (loss) to average net assets.....    (0.97)%    (0.97)%    (0.82)%    (0.61)%   (0.54)%
Portfolio turnover rate............        23%        54%        36%        47%       66%
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS C)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)   2000(c)   1999(c)(h)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $10.07    $ 9.89     $10.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.07)    (0.10)     (0.05)
Net gain (loss) on securities
  (realized and unrealized)..................     (2.43)     0.64      (0.19)
                                                  ------    -----      -----
Total from investment operations.............     (2.50)     0.54      (0.24)

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---        ---
Distributions (from realized gains)..........     (1.40)    (0.36)       ---
                                                  -----     -----      -----
Return of Capital                                 (0.01)      ---        ---
                                                  -----     -----      -----
Total distributions..........................     (1.41)    (0.36)       ---
                                                  -----     -----      -----
NET ASSET VALUE END OF PERIOD................    $ 6.16    $10.07     $ 9.89
                                                  =====     =====      =====
TOTAL RETURN (a).............................   (28.35)%     5.55%    (2.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $4,230    $5,426     $4,507
Ratio of expenses to average net assets......      2.02%     2.02%      2.02%
Ratio of net investment income
  (loss) to average net assets...............    (0.97)%   (0.96)%    (0.89)%
Portfolio turnover rate......................        23%       54%        45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND(CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(c)(l)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period.............................      $ 7.10

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.04)
Net gain (loss) on securities (realized and unrealized).........       (0.73)
                                                                       -----
Total from investment operations................................       (0.77)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $ 6.33
                                                                       =====
TOTAL RETURN (a)................................................     (23.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................         $112
Ratio of expenses to average net assets.........................        2.03%
Ratio of net investment income (loss) to average net assets.....      (0.95)%
Portfolio turnover rate.........................................          22%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS A)
--------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED SEPTEMBER 30
                                      ------------------------------------------------
                                       2001(c)   2000(c)   1999(c)   1998(c)   1997(c)
                                       -------   -------   -------   -------   -------
PER SHARE DATA
Net asset value beginning of period    $18.86    $13.99    $11.23    $13.56    $12.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......     (0.08)    (0.11)     0.01      0.02      0.01
Net gain on securities
  (realized and unrealized)........     (4.33)     6.47      3.71     (1.19)     2.29
                                        -----     -----     -----     -----     -----
Total from investment operations...     (4.41)     6.36      3.72     (1.17)     2.30

LESS DISTRIBUTIONS
Dividends (from net
  investment income)...............       ---       ---     (0.01)    (0.09)    (0.38)
In excess of net investment income.       ---       ---     (0.04)      ---       ---
Distributions (from realized gains)     (3.41)    (1.49)    (0.91)    (1.07)    (0.78)
                                        -----     -----     -----     -----     -----
Total distributions................     (3.41)    (1.49)    (0.96)    (1.16)    (1.16)
                                        -----     -----     -----     -----     -----
NET ASSET VALUE END OF PERIOD......    $11.04    $18.86    $13.99    $11.23    $13.56
                                        =====     =====     =====     =====     =====
TOTAL RETURN (a)...................   (27.60)%    47.04%    34.39%   (8.47)%    20.22%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............    $48,089   $60,909   $28,292   $18,941   $24,193
Ratio of expenses to
  average net assets...............      1.90%     1.92%     2.00%     2.00%     2.00%
Ratio of net investment income
  (loss) to average net assets.....    (0.57)%   (0.62)%     0.11%     0.15%     0.07%
Portfolio turnover rate............        38%       92%      141%      122%      132%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS B)
--------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED SEPTEMBER 30
                                      ------------------------------------------------
                                       2001(c)   2000(c)   1999(c)   1998(c)   1997(c)
                                       -------   -------   -------   -------   -------
PER SHARE DATA
Net asset value beginning of period    $18.00    $13.45    $10.89    $13.22    $12.18

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......     (0.14)    (0.17)    (0.11)    (0.10)    (0.11)
Net gain on securities
  (realized and unrealized)........     (4.07)     6.21      3.58     (1.16)     2.24
                                        -----     -----     -----     -----     -----
Total from investment operations...     (4.21)     6.04      3.47     (1.26)     2.13

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---       ---       ---       ---     (0.31)
Distributions (from realized gains)     (3.41)    (1.49)    (0.91)    (1.07)    (0.78)
                                        -----     -----     -----     -----     -----
Total distributions................     (3.41)    (1.49)    (0.91)    (1.07)    (1.09)
                                        -----     -----     -----     -----     -----
NET ASSET VALUE END OF PERIOD......    $10.38    $18.00    $13.45    $10.89    $13.22
                                        =====     =====     =====     =====     =====
TOTAL RETURN (a)...................   (27.86)%    46.53%    33.04%   (9.43)%    19.01%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............    $23,533   $30,951   $20,591   $12,619   $13,061
Ratio of expenses to
  average net assets...............      2.39%     2.29%     3.00%     3.00%     3.00%
Ratio of net investment income
  (loss) to average net assets.....    (1.07)%   (0.96)%   (0.87)%   (0.85)%   (0.93)%
Portfolio turnover rate............        38%       92%      141%      122%      132%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS C)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)   2000(c)   1999(c)(h)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $18.55    $13.90     $12.68

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.21)    (0.26)     (0.03)
Net gain (loss) on securities
  (realized and unrealized)..................     (4.21)     6.40       1.25
                                                  -----     -----      -----
Total from investment operations.............     (4.42)     6.14       1.22

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---        ---
Distributions (from realized gains)..........     (3.41)    (1.49)       ---
                                                  -----     -----      -----
Total distributions..........................     (3.41)    (1.49)       ---
                                                  -----     -----      -----
NET ASSET VALUE END OF PERIOD................    $10.72    $18.55     $13.90
                                                  =====     =====      =====
TOTAL RETURN (a).............................   (28.20)%    45.67%      9.62%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $3,569    $2,691       $202
Ratio of expenses to average net assets......      2.91%     2.92%      3.00%
Ratio of net investment income
  (loss) to average net assets...............    (1.57)%   (1.53)%    (0.49)%
Portfolio turnover rate......................        38%       92%        90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(c)(l)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period.............................      $14.26

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.12)
Net gain (loss) on securities (realized and unrealized).........       (3.16)
                                                                       -----
Total from investment operations................................       (3.28)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $10.98
                                                                       =====
TOTAL RETURN (a)................................................     (25.76)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................          $59
Ratio of expenses to average net assets.........................        2.92%
Ratio of net investment income (loss) to average net assets.....      (1.40)%
Portfolio turnover rate.........................................          51%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SECURITY TOTAL RETURN FUND (CLASS A)
------------------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                      ----------------------------------------------------
                                                             1999       1998       1997
                                       2001(c)   2000(c)   (b)(c)(i)   (b)(c)    (b)(c)(e)
                                       -------   -------   ---------   ------    ---------
PER SHARE DATA
Net asset value beginning of period    $11.81    $11.69     $10.73     $12.58     $11.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......     (0.06)    (0.07)     (0.03)      0.08       0.17
Net gain (loss) on securities
  (realized and unrealized)........     (3.64)     0.83       1.90      (0.98)      1.86
                                        -----     -----      -----      -----      -----
Total from investment operations...     (3.70)     0.76       1.87      (0.90)      2.03

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---       ---      (0.16)     (0.20)     (0.26)
Distributions (from realized gains)     (0.04)    (0.64)     (0.75)     (0.75)     (0.25)
                                        -----     -----      -----      -----      -----
Total distributions................     (0.04)    (0.64)     (0.91)     (0.95)     (0.51)
                                        -----     -----      -----      -----      -----
NET ASSET VALUE END OF PERIOD......    $ 8.07    $11.81     $11.69     $10.73     $12.58
                                        =====     =====      =====      =====      =====
TOTAL RETURN (a)...................   (31.43)%     6.49%     17.84%    (7.19)%     19.00%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............     $2,797    $3,928     $3,587     $3,294     $3,906
Ratio of expenses to
  average net assets...............      1.51%     1.49%      2.00%      2.00%      1.68%
Ratio of net investment income
  (loss) to average net assets.....    (0.58)%   (0.61)%    (0.29)%      0.65%      1.52%
Portfolio turnover rate............        35%       55%       121%        45%        79%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SECURITY TOTAL RETURN FUND (CLASS B)
------------------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                      ----------------------------------------------------
                                                             1999       1998       1997
                                       2001(c)   2000(c)   (b)(c)(i)   (b)(c)    (b)(c)(e)
                                       -------   -------   ---------   ------    ---------
PER SHARE DATA
Net asset value beginning of period    $11.55    $11.56     $10.62     $12.45     $10.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......     (0.16)    (0.19)     (0.14)     (0.03)      0.07
Net gain (loss) on securities
  (realized and unrealized)........     (3.54)     0.82       1.88      (0.96)      1.84
                                        -----     -----      -----      -----      -----
Total from investment operations...     (3.70)     0.63       1.74      (0.99)      1.91

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---       ---      (0.05)     (0.09)     (0.18)
Distributions (from realized gains)     (0.04)    (0.64)     (0.75)     (0.75)     (0.25)
                                        -----     -----      -----      -----      -----
Total distributions................     (0.04)    (0.64)     (0.80)     (0.84)     (0.43)
                                        -----     -----      -----      -----      -----
NET ASSET VALUE END OF PERIOD......    $ 7.81    $11.55     $11.56     $10.62     $12.45
                                        =====     =====      =====      =====      =====
TOTAL RETURN (a)...................   (32.14)%     5.39%     16.68%    (7.99)%     17.95%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............     $2,519    $3,903     $3,652     $3,304     $3,851
Ratio of expenses to
  average net assets ..............      2.51%     2.49%      2.94%      2.94%      2.58%
Ratio of net investment income
  (loss) to average net assets.....    (1.58)%   (1.61)%    (1.23)%    (0.29)%      0.61%
Portfolio turnover rate............        35%       55%       121%        45%        79%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY TOTAL RETURN FUND (CLASS C)
--------------------------------------------------------------------------------
                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                           -------------------------------------
                                            2001(c)   2000(c)   1999(b)(c)(h)(i)
                                            -------   -------   ----------------
PER SHARE DATA
Net asset value beginning of period.....    $11.60    $11.58        $11.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............     (0.15)    (0.16)        (0.11)
Net gain (loss) on securities
  (realized and unrealized).............     (3.58)     0.82          0.21
                                             -----     -----         -----
Total from investment operations........     (3.73)     0.66          0.10

LESS DISTRIBUTIONS:
Dividends (from net investment income)..       ---       ---           ---
Distributions (from realized gains).....     (0.04)    (0.64)          ---
                                             -----     -----         -----
Total distributions.....................     (0.04)    (0.64)          ---
                                             -----     -----         -----
NET ASSET VALUE END OF PERIOD...........    $ 7.83    $11.60        $11.58
                                             =====     =====         =====
TOTAL RETURN (a)........................   (32.26)%     5.65%         0.87%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....       $157       $59            $8
Ratio of expenses to average net assets.      2.56%     2.30%         2.93%
Ratio of net investment income
  (loss) to average net assets..........    (1.62)%   (1.45)%       (1.84)%
Portfolio turnover rate.................        35%       55%          149%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY TOTAL RETURN FUND(CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(c)(l)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period.............................      $ 9.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.04)
Net gain (loss) on securities (realized and unrealized).........       (1.18)
                                                                       -----
Total from investment operations................................       (1.22)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $ 8.07
                                                                       =====
TOTAL RETURN (a)................................................     (30.07)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................           $2
Ratio of expenses to average net assets.........................        1.65%
Ratio of net investment income (loss) to average net assets.....      (0.74)%
Portfolio turnover rate.........................................          28%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS A)
------------------------------------------------------------------------------------------
                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                      ----------------------------------------------------
                                                                                   1997
                                      2001(c)   2000(c)   1999(c)   1998(b)(c)   (b)(c)(d)
                                      -------   -------   -------   ----------   ---------
PER SHARE DATA
Net asset value beginning of period   $20.75    $16.60    $12.07     $12.95       $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......      ---     (0.04)    (0.07)     (0.02)        0.05
Net gain (loss) on securities
  (realized and unrealized)........    (0.90)     4.89      4.65      (0.53)        2.90
                                       -----     -----     -----      -----        -----
Total from investment operations...    (0.90)     4.85      4.58      (0.55)        2.95

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............      ---       ---       ---      (0.05)         ---
Distributions (from realized gains)    (1.81)    (0.70)    (0.05)     (0.28)         ---
                                       -----     -----     -----      -----        -----
Total distributions................    (1.81)    (0.70)    (0.05)     (0.33)         ---
                                       -----     -----     -----      -----        -----
NET ASSET VALUE END OF PERIOD......   $18.04    $20.75    $16.60     $12.07       $12.95
                                       =====     =====     =====      =====        =====
TOTAL RETURN (a)...................   (4.54)%    30.46%    38.06%    (4.31)%      29.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............   $50,541   $34,458   $22,804    $10,901      $4,631
Ratio of expenses to
  average net assets...............     1.30%     1.29%     1.33%      1.27%       1.10%
Ratio of net investment income
  (loss) to average net assets.....     0.01%   (0.25)%   (0.44)%    (0.13)%       1.43%
Portfolio turnover rate............       55%       69%       79%        98%         35%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS B)
------------------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                      ----------------------------------------------------
                                                                                   1997
                                      2001(c)   2000(c)   1999(c)   1998(b)(c)   (b)(c)(d)
                                      -------   -------   -------   ----------   ---------
PER SHARE DATA
Net asset value beginning of period   $20.11    $16.26    $11.94     $12.91       $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......    (0.19)    (0.22)    (0.22)     (0.15)        0.01
Net gain (loss) on securities
  (realized and unrealized)........    (0.85)     4.77      4.59      (0.54)        2.90
                                       -----     -----     -----      -----        -----
Total from investment operations...    (1.04)     4.55      4.37      (0.69)        2.91

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............      ---       ---       ---        ---          ---
Distributions (from realized gains)    (1.81)    (0.70)    (0.05)     (0.28)         ---
                                       -----     -----     -----      -----        -----
Total distributions................    (1.81)    (0.70)    (0.05)     (0.28)         ---
                                       -----     -----     -----      -----        -----
NET ASSET VALUE END OF PERIOD......   $17.26    $20.11    $16.26     $11.94       $12.91
                                       =====     =====     =====      =====        =====
TOTAL RETURN (a)...................   (5.45)%    29.21%    36.71%    (5.38)%      29.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............   $26,967   $14,041    $9,682     $6,615      $3,572
Ratio of expenses to
  average net assets ..............     2.30%     2.32%     2.37%      2.33%       2.26%
Ratio of net investment income
  (loss) to average net assets.....   (0.98)%   (1.27)%   (1.50)%    (1.19)%       0.27%
Portfolio turnover rate............       55%       69%       79%        98%         35%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS C)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)   2000(c)   1999(c)(h)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $20.39    $16.51     $14.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.19)    (0.22)     (0.13)
Net gain (loss) on securities
  (realized and unrealized)..................     (0.86)     4.80       2.10
                                                  -----     -----      -----
Total from investment operations.............     (1.05)     4.58       1.97

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---        ---
Distributions (from realized gains)..........     (1.81)    (0.70)       ---
                                                  -----     -----      -----
Total distributions..........................     (1.81)    (0.70)       ---
                                                  -----     -----      -----
NET ASSET VALUE END OF PERIOD................    $17.53    $20.39     $16.51
                                                  =====     =====      =====
TOTAL RETURN (a).............................    (5.42)%    28.93%     13.55%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $6,976    $3,069     $1,138
Ratio of expenses to average net assets......      2.30%     2.36%      2.38%
Ratio of net investment income
  (loss) to average net assets...............    (0.98)%   (1.28)%    (1.36)%
Portfolio turnover rate......................        55%       69%        92%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(c)(l)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period.............................      $20.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.10)
Net gain (loss) on securities (realized and unrealized).........       (2.85)
                                                                       -----
Total from investment operations................................       (2.95)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $17.95
                                                                       =====
TOTAL RETURN (a)................................................     (12.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................       $6,376
Ratio of expenses to average net assets.........................        2.29%
Ratio of net investment income (loss) to average net assets.....      (0.95)%
Portfolio turnover rate.........................................          61%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS A)
----------------------------------------------------------------------------------------
                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                      --------------------------------------------------
                                      2001(c)    2000(b)(c)   1999(b)(c)   1998(b)(c)(f)
                                      -------    ----------   ----------   -------------
PER SHARE DATA
Net asset value beginning of period   $ 22.08     $12.98        $ 8.70        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......     (0.18)     (0.19)          ---         (0.03)
Net gain (loss) on securities
  (realized and unrealized)........    (10.78)      9.75          4.28         (1.26)
                                       ------      -----         -----         -----
Total from investment operations...    (10.96)      9.56          4.28         (1.29)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---        ---           ---         (0.01)
Distributions (from realized gains)     (1.32)     (0.46)          ---           ---
                                       ------      -----         -----         -----
Total distributions................     (1.32)     (0.46)          ---         (0.01)
                                       ------      -----         -----         -----
NET ASSET VALUE END OF PERIOD......   $  9.80     $22.08        $12.98        $ 8.70
                                       ======      =====         =====         =====
TOTAL RETURN (a)...................   (51.94)%     74.58%       49.20%       (12.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............    $17,235    $38,172      $16,877         $2,677
Ratio of expenses to
  average net assets ..............      1.91%      1.55%        0.49%          1.39%
Ratio of net investment income
  (loss) to average net assets.....    (1.32)%    (0.97)%        0.03%        (0.35)%
Portfolio turnover rate............       394%       318%         361%           366%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS B)
----------------------------------------------------------------------------------------
                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                      --------------------------------------------------
                                       2001(c)   2000(b)(c)   1999(b)(c)   1998(b)(c)(f)
                                       -------   ----------   ----------   -------------
PER SHARE DATA
Net asset value beginning of period   $ 21.34     $12.69        $ 8.63        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......     (0.28)     (0.31)        (0.14)        (0.13)
Net gain (loss) on securities
  (realized and unrealized)........    (10.37)      9.42          4.20         (1.24)
                                       ------      -----         -----         -----
Total from investment operations...    (10.65)      9.11          4.06         (1.37)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---        ---           ---           ---
Distributions (from realized gains)     (1.32)     (0.46)          ---           ---
                                       ------      -----         -----         -----
Total distributions................     (1.32)     (0.46)          ---           ---
                                       ------      -----         -----         -----
NET ASSET VALUE END OF PERIOD......   $  9.37     $21.34        $12.69        $ 8.63
                                       ======      =====         =====         =====
TOTAL RETURN (a)...................   (52.31)%     72.70%        47.05%      (13.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............     $6,173    $11,688        $2,430        $1,504
Ratio of expenses to
  average net assets ..............      2.67%      2.44%         1.94%         2.38%
Ratio of net investment income
  (loss) to average net assets.....    (2.07)%    (1.81)%       (1.41)%       (1.34)%
Portfolio turnover rate............       394%       318%          361%          366%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS C)
--------------------------------------------------------------------------------
                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                           -------------------------------------
                                           2001(c)    2000(b)(c)   1999(b)(c)(h)
                                           -------    ----------   -------------
PER SHARE DATA
Net asset value beginning of period.....   $ 21.74     $12.86         $11.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............     (0.28)     (0.35)         (0.07)
Net gain (loss) on securities
  (realized and unrealized).............    (10.61)      9.69           1.77
                                            ------      -----          -----
Total from investment operations........    (10.89)      9.34           1.70

LESS DISTRIBUTIONS:
Dividends (from net investment income)..       ---        ---            ---
Distributions (from realized gains).....    (1.32)      (0.46)           ---
                                            ------      -----          -----
Total distributions.....................    (1.32)      (0.46)           ---
                                            ------      -----          -----
NET ASSET VALUE END OF PERIOD...........   $  9.53     $21.74         $12.86
                                            ======      =====          =====
TOTAL RETURN (a)........................   (52.46)%     73.54%         15.23%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....     $2,339     $3,741           $890
Ratio of expenses to average net assets.      2.68%      2.39%          1.47%
Ratio of net investment income
  (loss) to average net assets..........    (2.09)%    (1.81)%        (0.95)%
Portfolio turnover rate.................       394%       318%           374%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   ------------
                                                                    2001(c)(l)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period.............................      $11.82

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.16)
Net gain (loss) on securities (realized and unrealized).........       (1.86)
                                                                       -----
Total from investment operations................................       (2.02)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $ 9.80
                                                                       =====
TOTAL RETURN (a)................................................     (33.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................          $56
Ratio of expenses to average net assets.........................        2.79%
Ratio of net investment income (loss) to average net assets.....      (2.34)%
Portfolio turnover rate.........................................         394%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY ENHANCED INDEX FUND (CLASS A)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)   2000(c)   1999(c)(g)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $11.29    $10.04      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................       ---       ---        0.03
Net gain (loss) on securities
  (realized and unrealized)..................     (3.17)     1.37        0.01
                                                  -----     -----       -----
Total from investment operations.............     (3.17)     1.37        0.04

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---         ---
Distributions (from realized gains)..........     (0.09)    (0.12)        ---
                                                  -----     -----       -----
Total distributions..........................     (0.09)    (0.12)        ---
                                                  -----     -----       -----
NET ASSET VALUE END OF PERIOD................    $ 8.03    $11.29      $10.04
                                                  =====     =====       =====
TOTAL RETURN (a).............................   (28.27)%    13.65%      0.40%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $6,699    $8,219     $7,589
Ratio of expenses to average net assets......      1.42%     1.44%      1.48%
Ratio of net investment income
  (loss) to average net assets...............      0.02%   (0.05)%      0.39%
Portfolio turnover rate......................        40%       73%        68%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY ENHANCED INDEX FUND (CLASS B)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)   2000(c)   1999(c)(g)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $11.15    $ 9.99     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.08)    (0.09)     (0.02)
Net gain (loss) on securities
  (realized and unrealized)..................     (3.11)     1.37       0.01
                                                  -----     -----      -----
Total from investment operations.............     (3.19)     1.28      (0.01)

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---        ---
Distributions (from realized gains)..........     (0.09)    (0.12)       ---
                                                  -----     -----      -----
Total distributions..........................     (0.09)    (0.12)       ---
                                                  -----     -----      -----
NET ASSET VALUE END OF PERIOD................    $ 7.87    $11.15     $ 9.99
                                                  =====     =====      =====
TOTAL RETURN (a).............................   (28.81)%    12.82%    (0.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $7,360   $10,960     $9,591
Ratio of expenses to average net assets......      2.17%     2.18%      2.20%
Ratio of net investment income
  (loss) to average net assets...............    (0.74)%   (0.79)%    (0.33)%
Portfolio turnover rate......................        40%       73%        68%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY ENHANCED INDEX FUND (CLASS C)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)   2000(c)   1999(c)(g)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $11.16    $10.00     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.08)    (0.09)     (0.01)
Net gain (loss) on securities
  (realized and unrealized)..................     (3.11)     1.37       0.01
                                                  -----     -----      -----
Total from investment operations.............     (3.19)     1.28        ---

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---        ---
Distributions (from realized gains)..........     (0.09)    (0.12)       ---
                                                  -----     -----      -----
Total distributions..........................     (0.09)    (0.12)       ---
                                                  -----     -----      -----
NET ASSET VALUE END OF PERIOD................    $ 7.88    $11.16     $10.00
                                                  =====     =====      =====
TOTAL RETURN (a).............................   (28.78)%    12.69%      0.00%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $4,840    $7,092     $5,205
Ratio of expenses to average net assets......      2.17%     2.15%      2.05%
Ratio of net investment income
  (loss) to average net assets...............    (0.74)%   (0.77)%    (0.18)%
Portfolio turnover rate......................        40%       73%        68%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY ENHANCED INDEX FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(c)(l)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period.............................      $ 8.84

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.04)
Net gain (loss) on securities (realized and unrealized).........       (0.80)
                                                                       -----
Total from investment operations................................       (0.84)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $ 8.00
                                                                       =====
TOTAL RETURN (a)................................................     (25.09)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................           $3
Ratio of expenses to average net assets.........................        2.17%
Ratio of net investment income (loss) to average net assets.....      (0.71)%
Portfolio turnover rate.........................................          30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY INTERNATIONAL FUND (CLASS A)
--------------------------------------------------------------------------------
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                      ------------------------------------------
                                      2001(b)(c)(k)   2000(b)(c)   1999(b)(c)(g)
                                      -------------   ----------   -------------
PER SHARE DATA
Net asset value beginning of period      $11.01        $ 9.69         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......       (0.09)        (0.13)         (0.03)
Net gain (loss) on securities
  (realized and unrealized)........       (3.65)         1.45          (0.28)
                                          -----         -----          -----
Total from investment operations...       (3.74)         1.32          (0.31)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............         ---           ---            ---
Distributions (from realized gains)       (0.40)          ---            ---
                                          -----         -----          -----
Total distributions................       (0.40)          ---            ---
                                          -----         -----          -----
NET ASSET VALUE END OF PERIOD......      $ 6.87        $11.01         $ 9.69
                                          =====         =====          =====
TOTAL RETURN (a)...................     (35.01)%        13.62%        (3.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............       $2,934        $4,414         $2,928
Ratio of expenses to
  average net assets...............        2.51%         2.46%          2.50%
Ratio of net investment income
  (loss) to average net assets.....      (0.98)%       (1.08)%        (0.41)%
Portfolio turnover rate............         170%          116%           115%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY INTERNATIONAL FUND (CLASS B)
--------------------------------------------------------------------------------
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                      ------------------------------------------
                                      2001(b)(c)(k)   2000(b)(c)   1999(b)(c)(g)
                                      -------------   ----------   -------------
PER SHARE DATA
Net asset value beginning of period      $10.88        $ 9.65         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......       (0.15)        (0.22)         (0.07)
Net gain (loss) on securities
  (realized and unrealized)........       (3.59)         1.45          (0.28)
                                          -----         -----          -----
Total from investment operations...       (3.74)         1.23          (0.35)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............         ---           ---            ---
Distributions (from realized gains)       (0.40)          ---            ---
                                          -----         -----          -----
Total distributions................       (0.40)          ---            ---
                                          -----         -----          -----
NET ASSET VALUE END OF PERIOD......      $ 6.74        $10.88         $ 9.65
                                          =====         =====          =====
TOTAL RETURN (a)...................     (35.45)%        12.75%        (3.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............       $1,685        $2,520         $2,028
Ratio of expenses to
  average net assets...............        3.25%         3.26%          3.19%
Ratio of net investment income
  (loss) to average net assets.....      (1.73)%       (1.92)%        (1.09)%
Portfolio turnover rate............         170%          116%           115%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY INTERNATIONAL FUND (CLASS C)
--------------------------------------------------------------------------------
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                      ------------------------------------------
                                      2001(b)(c)(k)   2000(b)(c)   1999(b)(c)(g)
                                      -------------   ----------   -------------
PER SHARE DATA
Net asset value beginning of period      $10.92        $ 9.68         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......       (0.15)        (0.21)         (0.04)
Net gain (loss) on securities
  (realized and unrealized)........       (3.61)         1.45          (0.28)
                                          -----         -----          -----
Total from investment operations...       (3.76)         1.24          (0.32)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............         ---           ---            ---
Distributions (from realized gains)       (0.40)          ---            ---
                                          -----         -----          -----
Total distributions................       (0.40)          ---            ---
                                          -----         -----          -----
NET ASSET VALUE END OF PERIOD......      $ 6.76        $10.92         $ 9.68
                                          =====         =====          =====
TOTAL RETURN (a)...................     (35.50)%        12.81%        (3.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............       $2,244        $3,564         $2,493
Ratio of expenses to
  average net assets...............        3.25%         3.11%          2.78%
Ratio of net investment income
  (loss) to average net assets.....      (1.75)%       (1.76)%        (0.71)%
Portfolio turnover rate............         170%          116%           115%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS A)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)   2000(c)   1999(c)(g)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $11.34    $10.53     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.06)    (0.09)     (0.05)
Net gain (loss) on securities
  (realized and unrealized)..................     (3.70)     0.90       0.58
                                                  -----     -----      -----
Total from investment operations.............     (3.76)     0.81       0.53

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---        ---
Distributions (from realized gains)..........       ---       ---        ---
                                                  -----     -----      -----
Total distributions..........................       ---       ---        ---
                                                  -----     -----      -----
NET ASSET VALUE END OF PERIOD................    $ 7.58    $11.34     $10.53
                                                  =====     =====      =====
TOTAL RETURN (a).............................   (33.16)%     7.69%      5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........    $14,347   $22,006    $13,975
Ratio of expenses to average net assets......      1.39%     1.35%      1.48%
Ratio of net investment income
  (loss) to average net assets...............    (0.60)%   (0.74)%    (0.75)%
Portfolio turnover rate......................        44%       89%        14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS B)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)   2000(c)   1999(c)(g)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $11.22    $10.52     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.13)    (0.17)     (0.09)
Net gain (loss) on securities
  (realized and unrealized)..................     (3.65)     0.87       0.61
                                                  -----     -----      -----
Total from investment operations.............     (3.78)     0.70       0.52

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---        ---
Distributions (from realized gains)..........       ---       ---        ---
                                                  -----     -----      -----
Total distributions..........................       ---       ---        ---
                                                  -----     -----      -----
NET ASSET VALUE END OF PERIOD................    $ 7.44    $11.22     $10.52
                                                  =====     =====      =====
TOTAL RETURN (a).............................   (33.69)%     6.65%      5.20%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........    $11,519   $18,199    $12,938
Ratio of expenses to average net assets......      2.14%     2.11%      2.19%
Ratio of net investment income
  (loss) to average net assets...............    (1.35)%   (1.49)%    (1.47)%
Portfolio turnover rate......................        44%       89%        14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS C)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)   2000(c)   1999(c)(g)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $11.26    $10.55     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.13)    (0.17)     (0.09)
Net gain (loss) on securities
  (realized and unrealized)..................     (3.66)     0.88       0.64
                                                  -----     -----      -----
Total from investment operations.............     (3.79)     0.71       0.55

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---        ---
Distributions (from realized gains)..........       ---       ---        ---
                                                  -----     -----      -----
Total distributions..........................       ---       ---        ---
                                                  -----     -----      -----
NET ASSET VALUE END OF PERIOD................    $ 7.47    $11.26     $10.55
                                                  =====    ======      =====
TOTAL RETURN (a).............................   (33.66)%     6.73%      5.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $4,531    $7,294     $4,442
Ratio of expenses to average net assets......      2.14%     2.10%      2.07%
Ratio of net investment income
  (loss) to average net assets...............    (1.35)%   (1.49)%    (1.34)%
Portfolio turnover rate......................        44%       89%        14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(c)(l)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period.............................      $ 9.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.08)
Net gain (loss) on securities (realized and unrealized).........       (2.04)
                                                                       -----
Total from investment operations................................       (2.12)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $ 7.50
                                                                       =====
TOTAL RETURN (a)................................................     (29.97)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................          $12
Ratio of expenses to average net assets.........................        2.22%
Ratio of net investment income (loss) to average net assets.....      (1.47)%
Portfolio turnover rate.........................................          36%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH FUND (CLASS A)
--------------------------------------------------------------------------------
                                                        FISCAL PERIOD ENDED
                                                           SEPTEMBER 30
                                                   -----------------------------
                                                   2001(b)(c)(k)   2000(c)(j)(k)
                                                   -------------   -------------
PER SHARE DATA
Net asset value beginning of period.............      $ 9.71          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................       (0.08)          (0.05)
Net gain (loss) on securities
  (realized and unrealized).....................       (3.63)          (0.24)
                                                       -----           -----
Total from investment operations................       (3.71)          (0.29)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........         ---             ---
Distributions (from realized gains).............         ---             ---
                                                       -----           -----
Total distributions.............................         ---             ---
                                                       -----           -----
NET ASSET VALUE END OF PERIOD...................      $ 6.00          $ 9.71
                                                       =====           =====
TOTAL RETURN (a)................................     (38.21)%         (2.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............       $2,436          $2,405
Ratio of expenses to average net assets.........        2.00%           1.92%
Ratio of net investment income
  (loss) to average net assets..................      (1.10)%         (1.25)%
Portfolio turnover rate.........................           6%              5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH FUND (CLASS B)
--------------------------------------------------------------------------------
                                                         FISCAL PERIOD ENDED
                                                            SEPTEMBER 30
                                                      --------------------------
                                                      2001(b)(c)   2000(c)(j)(k)
                                                      ----------   -------------
PER SHARE DATA
Net asset value beginning of period................     $ 9.65        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......................      (0.14)        (0.08)
Net gain (loss) on securities
  (realized and unrealized)........................      (3.59)        (0.27)
                                                         -----         -----
Total from investment operations...................      (3.73)        (0.35)

LESS DISTRIBUTIONS:
Dividends (from net investment income).............        ---           ---
Distributions (from realized gains)................        ---           ---
                                                         -----         -----
Total distributions................................        ---           ---
                                                         -----         -----
NET ASSET VALUE END OF PERIOD......................     $ 5.92        $ 9.65
                                                         =====         =====
TOTAL RETURN (a)...................................    (38.65)%       (3.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...............      $1,955        $2,039
Ratio of expenses to average net assets............       2.75%         2.68%
Ratio of net investment income
  (loss) to average net assets.....................     (1.85)%       (2.02)%
Portfolio turnover rate............................          6%            5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH FUND (CLASS C)
--------------------------------------------------------------------------------
                                                         FISCAL PERIOD ENDED
                                                            SEPTEMBER 30
                                                      --------------------------
                                                      2001(b)(c)   2000(c)(j)(k)
                                                      ----------   -------------
PER SHARE DATA
Net asset value beginning of period................     $ 9.65        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......................      (0.13)        (0.08)
Net gain (loss) on securities
  (realized and unrealized)........................      (3.59)        (0.27)
                                                         -----         -----
Total from investment operations...................      (3.72)        (0.35)

LESS DISTRIBUTIONS:
Dividends (from net investment income).............        ---           ---
Distributions (from realized gains)................        ---           ---
                                                         -----         -----
Total distributions................................        ---           ---
                                                         -----         -----
NET ASSET VALUE END OF PERIOD......................     $ 5.93        $ 9.65
                                                         =====         =====
TOTAL RETURN (a)...................................    (38.55)%       (3.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...............      $2,577        $2,102
Ratio of expenses to average net assets............       2.75%         2.66%
Ratio of net investment income
  (loss) to average net assets.....................     (1.85)%       (2.00)%
Portfolio turnover rate............................          6%            5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                   2001(b)(c)(l)
                                                                   -------------
PER SHARE DATA
Net asset value beginning of period.............................      $ 6.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.08)
Net gain (loss) on securities (realized and unrealized).........       (0.55)
                                                                       -----
Total from investment operations................................       (0.63)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $ 5.97
                                                                       =====
TOTAL RETURN (a)................................................     (29.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................           $2
Ratio of expenses to average net assets.........................        2.75%
Ratio of net investment income (loss) to average net assets.....      (1.80)%
Portfolio turnover rate.........................................           1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY TECHNOLOGY FUND (CLASS A)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                2001(b)(c)(k)   2000(b)(c)(j)(k)
                                                -------------   ----------------
PER SHARE DATA
Net asset value beginning of period..........      $ 9.33           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................       (0.11)           (0.08)
Net gain (loss) on securities
  (realized and unrealized)..................       (5.81)           (0.59)
                                                    -----            -----
Total from investment operations.............       (5.92)           (0.67)

LESS DISTRIBUTIONS:
Dividends (from net investment income).......         ---              ---
Distributions (from realized gains)..........         ---              ---
                                                    -----            -----
Total distributions..........................         ---              ---
                                                    -----            -----
NET ASSET VALUE END OF PERIOD................      $ 3.41           $ 9.33
                                                    =====            =====
TOTAL RETURN (a).............................     (63.45)%          (6.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........       $3,023           $4,340
Ratio of expenses to average net assets......        2.26%            2.28%
Ratio of net investment income
  (loss) to average net assets...............      (2.01)%          (2.05)%
Portfolio turnover rate......................         240%             148%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY TECHNOLOGY FUND (CLASS B)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                2001(b)(c)(k)   2000(b)(c)(j)(k)
                                                -------------   ----------------
PER SHARE DATA
Net asset value beginning of period..........      $ 9.21           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................       (0.16)           (0.11)
Net gain (loss) on securities
  (realized and unrealized)..................       (5.75)           (0.68)
                                                    -----            -----
Total from investment operations.............       (5.91)           (0.79)

LESS DISTRIBUTIONS:
Dividends (from net investment income).......         ---              ---
Distributions (from realized gains)..........         ---              ---
                                                    -----            -----
Total distributions..........................         ---              ---
                                                    -----            -----
NET ASSET VALUE END OF PERIOD................      $ 3.30           $ 9.21
                                                    =====            =====
TOTAL RETURN (a).............................     (64.17)%          (7.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........         $870           $1,971
Ratio of expenses to average net assets......        3.01%            3.03%
Ratio of net investment income
  (loss) to average net assets...............      (2.76)%          (2.79)%
Portfolio turnover rate......................         240%             148%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY TECHNOLOGY FUND (CLASS C)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                2001(b)(c)(k)   2000(b)(c)(j)(k)
                                                -------------   ----------------
PER SHARE DATA
Net asset value beginning of period..........      $ 9.21           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................       (0.16)           (0.11)
Net gain (loss) on securities
  (realized and unrealized)..................       (5.75)           (0.68)
                                                    -----            -----
Total from investment operations.............       (5.91)           (0.79)

LESS DISTRIBUTIONS:
Dividends (from net investment income).......         ---              ---
Distributions (from realized gains)..........         ---              ---
                                                    -----            -----
Total distributions..........................         ---              ---
                                                    -----            -----
NET ASSET VALUE END OF PERIOD................      $ 3.30           $ 9.21
                                                    =====            =====
TOTAL RETURN (a).............................     (64.17)%          (7.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........       $1,348           $2,276
Ratio of expenses to average net assets......        3.01%            3.03%
Ratio of net investment income
  (loss) to average net assets...............      (2.77)%          (2.79)%
Portfolio turnover rate......................         240%             148%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY TECHNOLOGY FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                 FISCAL PERIOD
                                                                     ENDED
                                                                 SEPTEMBER 30
                                                                 -------------
                                                                2001(b)(c)(k)(l)
                                                                ----------------
PER SHARE DATA
Net asset value beginning of period..........................        $ 6.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................................         (0.09)
Net gain (loss) on securities (realized and unrealized)......         (3.14)
                                                                      -----
Total from investment operations.............................         (3.23)

LESS DISTRIBUTIONS:
Dividends (from net investment income).......................           ---
Distributions (from realized gains)..........................           ---
                                                                      -----
Total distributions..........................................           ---
                                                                      -----
NET ASSET VALUE END OF PERIOD................................        $ 3.40
                                                                      =====
TOTAL RETURN (a).............................................       (53.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........................           $131
Ratio of expenses to average net assets......................          3.01%
Ratio of net investment income (loss) to average net assets..        (2.75)%
Portfolio turnover rate......................................           245%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS A)
----------------------------------------------------------------------------------------
                                                FISCAL YEAR ENDED SEPTEMBER 30
                                      --------------------------------------------------
                                       2001(c)    2000(c)   1999(c)    1998(c)   1997(c)
                                       -------    -------   -------    -------   -------
PER SHARE DATA
Net asset value beginning of period    $15.28     $ 9.19    $ 7.65     $ 9.24    $ 8.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......     (0.07)     (0.08)    (0.06)     (0.06)    (0.08)
Net gain (loss) on securities
  (realized and unrealized)........     (5.38)      6.60      3.51      (1.06)     1.65
                                        -----      -----     -----      -----     -----
Total from investment operations...     (5.45)      6.52      3.45      (1.12)     1.57

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---        ---       ---        ---       ---
Distributions (from realized gains)     (1.35)     (0.43)    (1.91)     (0.47)    (0.58)
                                        -----      -----     -----      -----     -----
Total distributions................     (1.35)     (0.43)    (1.91)     (0.47)    (0.58)
                                        -----      -----     -----      -----     -----
NET ASSET VALUE END OF PERIOD......    $ 8.48     $15.28    $ 9.19     $ 7.65    $ 9.24
                                        =====      =====     =====      =====     =====
TOTAL RETURN (a)...................   (38.19)%     72.82%    50.91%   (12.45)%    20.57%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............   $131,498   $204,787   $96,238    $67,554   $84,504
Ratio of expenses to
  average net assets...............      1.09%      1.11%     1.21%      1.23%     1.71%
Ratio of net investment income
  (loss) to average net assets.....    (0.64)%    (0.62)%   (0.77)%    (0.64)%   (1.01)%
Portfolio turnover rate............        48%        35%       54%       116%       68%
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS B)
---------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED SEPTEMBER 30
                                      -------------------------------------------------
                                       2001(c)   2000(c)   1999(c)    1998(c)   1997(c)
                                       -------   -------   -------    -------   -------
PER SHARE DATA
Net asset value beginning of period    $14.02    $ 8.54    $ 7.28     $ 8.90    $ 8.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......     (0.17)    (0.19)    (0.14)     (0.14)    (0.15)
Net gain (loss) on securities
  (realized and unrealized)........     (4.88)     6.10      3.31      (1.01)     1.60
                                        -----     -----     -----      -----     -----
Total from investment operations...     (5.05)     5.91      3.17      (1.15)     1.45

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---       ---       ---        ---       ---
Distributions (from realized gains)     (1.35)    (0.43)    (1.91)     (0.47)    (0.58)
                                        -----     -----     -----      -----     -----
Total distributions................     (1.35)    (0.43)    (1.91)     (0.47)    (0.58)
                                        -----     -----     -----      -----     -----
NET ASSET VALUE END OF PERIOD......    $ 7.62    $14.02    $ 8.54     $ 7.28    $ 8.90
                                        =====     =====     =====      =====     =====
TOTAL RETURN (a)...................   (38.83)%    71.17%    49.39%   (13.30)%    19.58%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............    $28,580   $38,812    $7,818     $5,610    $5,964
Ratio of expenses to
  average net assets...............      2.09%     2.11%     2.21%      2.23%     2.71%
Ratio of net investment income
  (loss) to average net assets.....    (1.64)%   (1.61)%   (1.77)%    (1.64)%   (2.01)%
Portfolio turnover rate............        48%       35%       54%       116%       68%
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS C)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(c)    2000(c)   1999(c)(h)
                                                 -------    -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $14.99     $ 9.11     $ 8.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.18)     (0.20)     (0.07)
Net gain (loss) on securities
  (realized and unrealized)..................     (5.24)      6.51       0.98
                                                  -----      -----      -----
Total from investment operations.............     (5.42)      6.31       0.91

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---        ---        ---
Distributions (from realized gains)..........     (1.35)     (0.43)       ---
                                                  -----      -----      -----
Total distributions..........................     (1.35)     (0.43)       ---
                                                  -----      -----      -----
NET ASSET VALUE END OF PERIOD................    $ 8.22     $14.99     $ 9.11
                                                  =====      =====      =====
TOTAL RETURN (a).............................   (38.78)%     71.10%     11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $4,194     $3,017        $95
Ratio of expenses to average net assets......      2.09%      2.11%      2.21%
Ratio of net investment income
  (loss) to average net assets...............    (1.66)%    (1.61)%    (1.75)%
Portfolio turnover rate......................        48%        35%        54%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(c)(l)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period.............................      $12.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       (0.12)
Net gain (loss) on securities (realized and unrealized).........       (3.96)
                                                                       -----
Total from investment operations................................       (4.08)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........................         ---
Distributions (from realized gains).............................         ---
                                                                       -----
Total distributions.............................................         ---
                                                                       -----
NET ASSET VALUE END OF PERIOD...................................      $ 8.43
                                                                       =====
TOTAL RETURN (a)................................................     (34.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............................       $1,499
Ratio of expenses to average net assets.........................        2.10%
Ratio of net investment income (loss) to average net assets.....      (1.72)%
Portfolio turnover rate.........................................          52%
--------------------------------------------------------------------------------

(a)  Total  return  information  does  reflect  deduction  of any sales  charges imposed at the time of purchase for Class A shares or upon  redemption  for
     Class B, C and S shares.

(b)  Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

  ----------------------------------------------------------------------------
                            CLASS     2001     2000     1999     1998     1997
  ----------------------------------------------------------------------------
  Total Return Fund           A                ---      2.3%     2.5%     2.4%
                              B                ---      3.2%     3.4%     3.3%
                              C                ---      3.2%     ---      ---
                              S       ---      ---      ---      ---      ---
  ----------------------------------------------------------------------------
  Mid Cap Value Fund          A       ---      ---      ---      1.5%     1.9%
                              B       ---      ---      ---      2.6%     2.8%
                              C       ---      ---      ---      ---      ---
                              S       ---      ---      ---      ---      ---
  ----------------------------------------------------------------------------
  Small Cap Growth Fund       A       ---      1.6%     1.5%     2.4%     ---
                              B       ---      2.5%     2.9%     3.4%     ---
                              C       ---      2.5%     2.5%     ---      ---
                              S       ---      ---      ---      ---      ---
  ----------------------------------------------------------------------------
  International Fund          A       3.8%     3.5%     4.7%     ---      ---
                              B       4.5%     4.3%     5.4%     ---      ---
                              C       4.5%     4.1%     5.0%     ---      ---
                              S       ---      ---      ---      ---      ---
  ----------------------------------------------------------------------------
  Large Cap Growth Fund       A       2.2%     ---      ---      ---      ---
                              B       2.9%     ---      ---      ---      ---
                              C       2.9%     ---      ---      ---      ---
                              S       3.1%     ---      ---      ---      ---
  ----------------------------------------------------------------------------
  Technology Fund             A       2.7%     2.3%     ---      ---      ---
                              B       3.4%     3.0%     ---      ---      ---
                              C       3.5%     3.0%     ---      ---      ---
                              S       3.6%     ---      ---      ---      ---
  ----------------------------------------------------------------------------

(c)  Net investment income (loss) was computed using average shares  outstanding throughout the period.

(d)  Security Mid Cap Value Fund was initially  capitalized on May 1, 1997, with a net asset  value of $10 per share.  Percentage  amounts  for the  period, except for total return, have been annualized.

(e)  Meridian   Investment   Management   Corporation   (Meridian)   became  the
     sub-advisor of Total Return Fund effective  August 1, 1997. Prior to August
     1, 1997  Security  Management  Company,  LLC (SMC) paid  Templeton/Franklin
     Investment  Services,  Inc. and Meridian for research  services provided to
     Total Return Fund.

(f)  Security  Small Cap Growth Fund was  initially  capitalized  on October 15,
     1997, with a net asset value of $10 per share.  Percentage  amounts for the period, except for total return, have been annualized.

(g)  Security  Enhanced Index Fund,  Security  International  Fund, and Security
     Select 25® Fund were initially  capitalized  on January 29, 1999,  with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(h)  Class "C" Shares  were  initially  offered  for sale on January  29,  1999.
     Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.

(i)  Prior to May 15, 1999 SMC paid Meridian for sub-advisory  services provided to Total Return Fund. Effective May 15, 1999 the sub-advisory contract with
     Meridian was terminated and SMC continued to provide  advisory  services to the Total Return Fund.

(j)  Security Large Cap Growth Fund and Security  Technology Fund were initially capitalized  on May 1,  2000,  with a net  asset  value  of $10 per  share.
     Percentage  amounts  for the  period,  except for total  return,  have been annualized.

(k)  Expense  ratios,  including  reimbursements,  were  calculated  without the reduction for custodian  fees  earnings  credits  beginning May 1, 2000 for
     Security  Large Cap Growth Fund,  Security  Technology  Fund,  and Security
     International  Fund. Expense ratios with such reductions would have been as follows:

              ---------------------------------------------------
                                        CLASS      2001     2000
              ---------------------------------------------------
              International Fund          A       2.49%      ---
                                          B       3.23%      ---
                                          C       3.23%      ---
                                          S        ---       ---
              ---------------------------------------------------
              Large Cap Growth Fund       A       1.99%     1.85%
                                          B        ---      2.61%
                                          C        ---      2.60%
                                          S        ---       ---
              ---------------------------------------------------
              Technology Fund             A       2.25%     2.25%
                                          B       3.00%     3.00%
                                          C       3.00%     3.00%
                                          S       3.00%      ---
              ---------------------------------------------------

(l)  Class "S" Shares  were  initially  offered  for sale on  February  1, 2001.
     Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.  Total return has been  calculated  for the period  February 1,
     2001 through September 30, 2001.

(m)  The Dreyfus  Corporation  became  sub-advisor of Security Growth and Income
     Fund effective January 1, 2001. Prior to January 1, 2001, advisory services were provided by the Investment Manager.

                                   APPENDIX A
================================================================================

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations  purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of  Intention,  the term  "Purchaser"
includes the following  persons:  an individual,  his or her spouse and children under the age of 21; a trustee or other  fiduciary  of a single  trust estate or single fiduciary account  established for their benefit;  an organization exempt from federal income tax under Section  501(c)(3) or (13) of the Internal Revenue
Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser  may combine all  previous  purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge.  The  Distributor  must be notified  when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of the Funds,  and other  Security  Funds,  except  Security Cash
Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention  within 90 days after the first  purchase to be  included  thereunder, which  will cover  future  purchases  of Class A shares of the Funds,  and other
Security Funds,  except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for  purchases  of $1  million  or  more) to  become  eligible  for the  reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the
Statement.  Shares  equal to five  percent  (5%) of the amount  specified in the
Statement of Intention  will be held in escrow until the  statement is completed or  terminated.  These  shares may be redeemed by the Fund if the  Purchaser  is required to pay additional sales charges.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced  sales  charges.  A Statement of Intention may be obtained from the Funds.

REINSTATEMENT  PRIVILEGE -- Shareholders  who redeem their Class A shares of the
Funds have a one-time  privilege (1) to reinstate  their  accounts by purchasing
Class A shares  without a sales charge up to the dollar amount of the redemption proceeds;  or (2) to the extent the redeemed shares would have been eligible for the exchange  privilege,  to purchase  Class A shares of another of the Security
Funds,  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds. To exercise this privilege,  a shareholder must provide written notice and a check in the  amount of the  reinvestment  within  thirty  days  after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1)  directors,  officers  and  employees  of the Funds,  the
Funds' Investment Manager or Distributor;  directors,  officers and employees of
Security Benefit Life Insurance  Company and its  subsidiaries;  agents licensed with Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following relatives of any such directors,  officers and employees (and their spouses):  spouses,  grandparents,  parents,  children, grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Funds.

Class A shares  of the  Funds  may be  purchased  at net  asset  value  when the purchase is made on the recommendation of (i) a registered  investment  adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor;  or (ii) a certified  financial planner or registered broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement  plans that
(i) buy shares of the Security  Funds worth  $500,000 or more;  (ii) have 100 or more  eligible  employees at the time of purchase;  (iii)  certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv)
are provided administrative services by certain third-party  administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least
$1,000,000.  Purchases  made  pursuant  to this  provision  may be  subject to a deferred  sales charge of up to 1% in the event of a redemption  within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461.

BY MAIL-- Write to:
Security Management Company, LLC
700 SW Harrison Street
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other  information  about the Funds can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Funds  (including the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual  reports to  shareholders.  In the Funds' annual reports,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected each Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Funds'  Statement  of  Additional
Information and the Funds' annual or semi-annual reports are available,  without
charge  upon  request  by  calling  the  Funds'   toll-free   telephone   number
1-800-888-2461,  extension 3127.  Shareholder  inquiries  should be addressed to
SMC, LLC, 700 SW Harrison Street,  Topeka, Kansas 66636-0001,  or by calling the
Funds'  toll-free  telephone  number  listed  above.  The  Funds'  Statement  of
Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

              Security Equity Fund........................811-1136
              o  Security Equity Series
              o  Security Global Series
              o  Security Total Return Series
              o  Security Mid Cap Value Series
              o  Security Small Cap Growth Series
              o  Security Enhanced Index Series
              o  Security International Series
              o  Security Select 25 Series
              o  Security Large Cap Growth Series
              o  Security Technology Series

              Security Growth and Income Fund.............811-0487
              Security Ultra Fund.........................811-1316

                               SECURITY FUNDS(SM)

                                   PROSPECTUS

                                FEBRUARY 1, 2002

                        AS SUPPLEMENTED FEBRUARY 12, 2002

                 o  Security Social Awareness Fund

             ------------------------------------------------------
             The  Securities   and  Exchange   Commission  has  not
             approved or  disapproved  these  securities  or passed
             upon   the   adequacy   of   this   prospectus.    Any
             representation to the contrary is a criminal offense.
             ------------------------------------------------------

                                                [SDI LOGO
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

--------------------------------------------------------------------------------

SPECIAL MEETING OF STOCKHOLDERS

The Board of Directors of the Fund has requested  that the  following  matter be submitted to  shareholders  for approval at a Special Meeting of Stockholders to be held on April 17, 2002. The record date for the meeting is February 19, 2002.
If you own shares of the Fund as of the close of business on that date, you will be entitled to vote at the special  meeting.  Proxy  materials  containing  more information  are expected to be sent to shareholders on or about March 15, 2002.
If approved by shareholders,  the proposal will become effective on May 1, 2002.
The proposal to be  considered is adopting a Class A  Distribution  Plan for the
Fund.

OBJECTIVE

Described below is the investment  objective for Security Social Awareness Fund.
The  Fund's  Board of  Directors  may change its  investment  objective  without shareholder approval. As with any investment, there can be no guarantee the Fund will achieve its investment objective.

The Security Social Awareness Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing,  under normal  circumstances,  in a well-diversified  portfolio of equity  securities  that the Investment  Manager,
Security Management Company, LLC, believes have above-average earnings potential and which meet certain established social criteria.  The Fund also may invest in companies that are included in the Domini 400 Social  IndexSM,  which  companies will be deemed to comply with Fund's social criteria.

--------------------------------------------------------------------------------
The DOMINI 400 SOCIAL INDEXSM (DSI) is a market  capitalization-weighted  common stock index.  It monitors the  performance  of 400 U.S.  corporations  that pass multiple,  broad-based social screens. The DSI 400 consists of approximately 250 companies  included  in the  Standard  & Poor's  500  Index,  approximately  100 additional  large  companies  not  included  in the S&P but  providing  industry representation,  and  approximately  50 additional  companies with  particularly strong  social  characteristics.  The DSI is  maintained  by Kinder,  Lydenberg,
Domini & Co., Inc.
--------------------------------------------------------------------------------

The   Investment   Manager   uses  a   "bottom-up"   approach   when   selecting
growth-oriented  and  value-oriented  stocks.  The Fund typically invests in the common stock of  companies  whose total market value is $5 billion or greater at the time of purchase.

--------------------------------------------------------------------------------
BOTTOM-UP  APPROACH means that the  Investment  Manager  primarily  analyzes the fundamentals of individual  companies  rather than focusing on broader market or sector themes.  Some of the factors which the  Investment  Manager looks at when analyzing individual  companies include relative earnings growth,  profitability trends,  the company's  financial  strength,  valuation analysis and strength of management.

GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent growth.

VALUE-ORIENTED   STOCKS  are  stocks  of  companies  that  are  believed  to  be undervalued  in terms of price or other  financial  measurements  and that  have above average growth potential.
--------------------------------------------------------------------------------

After identifying  potential  investments,  the Investment Manager determines if the securities meet the Fund's  established  social criteria.  The Fund does not invest in securities of companies that engage in the production of:

o  Nuclear energy

o  Alcoholic beverages

o  Tobacco products

Additionally,  the Fund does not invest in companies that  significantly  engage in:

o  The manufacture of weapons

o  Practices that have a detrimental effect on the environment

o  The gambling industry

The Fund seeks out companies that:

o  Contribute substantially to the communities in which they operate

o  Demonstrate a positive record on employment relations

o  Demonstrate  substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents

o  Take notably positive steps in addressing environmental challenges

The Investment Manager continues to evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. If the  Investment  Manager  determines  that a security  held by the Fund does not comply with its social criteria,  the security is sold within a reasonable time.
This  requirement  may cause the Fund to sell the security at a  disadvantageous time.

The Fund may invest a portion of its assets in options  and  futures  contracts.
These  instruments  may be used to  hedge  the  Fund's  portfolio,  to  maintain exposure to the equity markets or to increase returns.

Under adverse market conditions, the Fund could invest some or all of its assets in cash and money  market  securities.  Although  the Fund would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

MAIN RISKS

--------------------------------------------------------------------------------
An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.  The value of an investment in the Fund will go up and down, which means investors could lose money.
--------------------------------------------------------------------------------

MARKET RISK -- While equity  securities have  historically been a leading choice of  long-term  investors,  they do  fluctuate  in price.  Their  prices  tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor  confidence  or  announcements  of economic,  political or financial information.

SOCIAL   INVESTING  --  Investment  in  companies  that  must  meet  the  Fund's established  social criteria may present  additional risks because it will limit the availability of investment  opportunities compared to those of similar funds which do not  impose  such  restrictions  on  investment.  In  addition,  if the
Investment  Manager  determines that a security held by the Fund does not comply with its social criteria,  the Fund must sell the security at a time when it may be disadvantageous to do so.

VALUE STOCKS --  Investments  in value stocks are subject to the risk that their intrinsic  values may never be realized by the market,  or that their prices may go down.  While the Fund's  investments  in value stocks may limit downside risk over time, the Fund may, as a trade-off,  produce more modest gains than riskier stock funds.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

ADDITIONAL  INFORMATION  -- For more  information  about the  Fund's  investment program,  including  additional  information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of the prospectus.

PAST PERFORMANCE

The chart and table on the following  page provide some  indication of the risks of investing in the Fund by showing changes in the Fund's  performance from year to year and by showing how the Fund's average annual total returns have compared to those of a broad  measure  of  market  performance.  In  addition,  the table compares  the Fund to a narrower  index that more closely  mirrors the Fund.  As with all mutual funds, past performance is not a prediction of future results.

The bar chart does not reflect the sales  charge  applicable  to Class A shares, which if reflected,  would lower the returns shown. Average annual total returns for the Fund's Class A shares  include  deduction of the 5.75%  front-end  sales charge, for Class B shares include the appropriate  deferred sales charge, which is 5% in the first  year  declining  to 0% in the sixth and later  years and for
Class C shares include deduction of the deferred sales charge of 1% in the first year.  Performance  information for Class S shares is not included as that share class has less than one full calendar year of operating history.

================================================================================
SECURITY SOCIAL AWARENESS FUND - CLASS A
================================================================================

                  [BAR GARPH PLOTTED FROM DATA IN TABLE BELOW]

                1997      1998      1999       2000       2001
                ----      ----      ----       ----       ----
                22.3%     30.4%     15.5%     -12.5%     -13.1%

          ------------------------------------------------------------
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1997-2001)
          ------------------------------------------------------------
                                                       QUARTER ENDED
          Highest                       23.50%       December 31, 1998
          Lowest                       -15.33%      September 30, 2001
          ------------------------------------------------------------

          ------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                PAST         PAST       LIFE OF FUND
                               1 YEAR       5 YEARS    (SINCE 11/4/96)
          Class A              -18.07%       5.72%         5.57%
          Class B              -18.31%       5.49%         5.64%
          Class C              -14.83%        N/A         -6.63%(1)
          Domini Social 400    -12.07%      11.77%        12.55%(2)
          ------------------------------------------------------------
          1  For the  period  beginning  January  29,  1999  (date  of inception) to December 31, 2001.

          2  Index  performance  information  is only available to the
             Fund at the  beginning  of each  month.  The  performance
             numbers  above  for  the  Domini  Social  400 are for the
             period  November 1, 1996 to December 31, 2001. The Domini
             Social Index  performance  for the period January 1, 1999
             to December 31, 2001 was -2.12%.
          ------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                         CLASS A    CLASS B    CLASS C   CLASS S
                                         SHARES    SHARES(1)   SHARES    SHARES
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)                       5.75%       None       None      None

Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption
proceeds, whichever is lower)            None(2)     5%(3)      1%(4)     6%(5)
--------------------------------------------------------------------------------
1  Class B shares convert tax-free to Class A shares  automatically  after eight years.

2  Purchases of Class A shares in amounts of  $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4  A deferred  sales charge of 1% is imposed in the event of  redemption  within one year of purchase.

5  6% during the first year, decreasing to 0% in the eighth and following years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
              MANAGEMENT      DISTRIBUTION        OTHER       TOTAL ANNUAL FUND
                FEES         (12B-1) FEES(1)     EXPENSES     OPERATING EXPENSES
Class A         1.00%             None(2)         0.43%             1.43%(3)
Class B         1.00%             1.00%           0.43%             2.43%
Class C         1.00%             1.00%           0.45%             2.45%
Class S         1.00%             1.00%           0.38%             2.38%
--------------------------------------------------------------------------------
1  The Fund has also adopted a Brokerage  Enhancement Plan under Rule 12b-1, but has not yet  implemented  the  Plan.  If the  Brokerage  Enhancement  Plan is
   implemented,  it is not  expected  that the  amounts  received  by the Fund's distributor  would  exceed  0.05% of the  Fund's  average  net  assets.  This additional amount is not reflected in the "Distribution (12b-1) Fees"' column of the table.

2  Shareholders will vote on a proposal to adopt a Class A Distribution Plan for the Fund.  If the proposal is approved,  distribution  fees would be 0.25% of the  average  daily net  assets  attributable  to Class A shares of the Fund, effective May 1, 2002.

3  If  shareholders  approve the proposal to adopt a Class A Distribution  Plan, the total annual fund operating  expenses for Class A shares will change.  If the proposed Class A Distribution  Plan had been in effect during 2001, total annual fund operating expenses would have been 1.68%.
--------------------------------------------------------------------------------

EXAMPLE

This  Example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated.  The Example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

            --------------------------------------------------------
                         CLASS A     CLASS B     CLASS C     CLASS S
            --------------------------------------------------------
            1 Year       $  712      $  746      $  348      $  841
            3 Years       1,001       1,058         764       1,242
            5 Years       1,312       1,496       1,306       1,570
            10 Years      2,190       2,518       2,786       2,716
            --------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

            --------------------------------------------------------
                         CLASS A     CLASS B     CLASS C     CLASS S
            --------------------------------------------------------
            1 Year       $  712      $  246      $  248      $  241
            3 Years       1,001         758         764         742
            5 Years       1,312       1,296       1,306       1,270
            10 Years      2,190       2,518       2,786       2,716
            --------------------------------------------------------

INVESTMENT MANAGER

Security Management  Company,  LLC (the "Investment  Manager"),  700 SW Harrison
Street,  Topeka, Kansas 66636, is the Fund's investment manager. On December 31,
2001, the aggregate  assets of all of the Funds under the investment  management of the Investment Manager were approximately $5.3 billion.

Although the Fund has no current plans to use the services of a sub-advisor,  it may wish to do so in the future.  Accordingly,  the  Investment  Manager and the
Fund have  received  from the  Securities  and Exchange  Commission an exemptive order for a multi-manager  structure that allows the Investment Manager to hire, replace or  terminate  sub-advisors  without the approval of  shareholders.  The order also allows the Investment Manager to revise a sub-advisory agreement with the  approval of Fund  Directors,  but without  shareholder  approval.  If a new sub-advisor  is  hired,  shareholders  will  receive  information  about the new sub-advisor  within 90 days of the change.  The order allows the Fund to operate more efficiently and with greater flexibility.  If the Fund uses the services of a sub-advisor in the future, the Investment  Manager would anticipate  providing the following oversight and evaluation services to the Fund:

o  performing initial due diligence on prospective sub-advisors for the Fund

o  monitoring the performance of the sub-advisor(s)

o  communicating performance expectations to the sub-advisor(s)

o  ultimately  recommending  to the Board of Directors  whether a  sub-advisor's contract should be renewed, modified or terminated.

The Investment  Manager does not expect it would recommend  frequent  changes of sub-advisors.

MANAGEMENT  FEES -- The investment  management  fees paid by the Fund during the last fiscal year were equal to 1.00% of the Fund's average net assets.

The Investment  Manager may waive some or all of its management fee to limit the total  operating  expenses  of the Fund to a  specified  level.  The  Investment
Manager  also may  reimburse  expenses  of the Fund from time to time to help it maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

PORTFOLIO MANAGER -- CINDY SHIELDS,  Vice President and Senior Portfolio Manager
of the  Investment  Manager,  has  managed the Social  Awareness  Fund since its inception  in 1996.  She joined the  Investment  Manager  in 1989.  Ms.  Shields graduated from Washburn  University  with a bachelor of business  administration degree, majoring in finance and economics.  She is a Chartered Financial Analyst charterholder with 13 years of investment experience.

BUYING SHARES

Shares  of the Fund are  available  through  broker/dealers,  banks,  and  other financial  intermediaries  that have an agreement  with the Fund's  Distributor,
Security  Distributors,  Inc. A broker/dealer may impose a transaction charge on the purchase of fund shares. Fund shares purchased directly from the Fund to not contain a transaction  charge but may contain a front-end  sales charge as noted
under "Class A shares."

There are four different ways to buy shares of the Fund--Class A shares, Class B shares, Class C shares or Class S shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1  distribution fees to which they are  subject.  The minimum  initial  investment  is $100.  Subsequent investments must be $100 (or $20 under an Accumulation  Plan). The Fund reserves the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase.  An order for Class A shares  will be priced at the  Fund's  net asset value per share (NAV),  plus the sales charge set forth in the following  table.
The NAV,  plus the sales  charge is the  "offering  price."  The  Fund's  NAV is generally  calculated as of the close of trading on every day the New York Stock
Exchange  is  open.  An  order  for  Class A shares  is  priced  at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

       ------------------------------------------------------------------
                                               SALES CHARGE
                                -----------------------------------------
                                 AS A PERCENTAGE      AS A PERCENTAGE OF
       AMOUNT OF ORDER          OF OFFERING PRICE     NET AMOUNT INVESTED
       ------------------------------------------------------------------
       Less than $50,000 .......      5.75%                  6.10%
       $50,000 to $99,999 ......      4.75%                  4.99%
       $100,000 to $249,999 ....      3.75%                  3.90%
       $250,000 to $499,999 ....      2.75%                  2.83%
       $500,000 to $999,999 ....      2.00%                  2.04%
       $1,000,000 or more* .....      None                   None
       ------------------------------------------------------------------
       *Purchases of $1,000,000 or more are not subject to a sales charge at the time of  purchase,  but are  subject to a  deferred  sales charge of 1.00% if redeemed  within one year following  purchase.
        The deferred  sales  charge is a percentage  of the lesser of the
        NAV of the shares redeemed or the net cost of such shares. Shares that are not  subject to a  deferred  sales  charge are  redeemed first.
       ------------------------------------------------------------------

Please see  Appendix A for options  that are  available  for  reducing the sales charge applicable to purchases of Class A shares.

PROPOSED CLASS A DISTRIBUTION  PLAN --  Shareholders  will vote on a proposal to adopt  Class A  Distribution  Plan  for  the  Fund.  If  approved,  the  Class A
Distribution  Plan would be effective May 1, 2002.The Class A Distribution  Plan would allow the Fund to pay  distribution  fees to the Funds'  Distributor.  The
Distributor  would  use the fees to pay for  activities  related  to the sale of
Class A shares and services provided to shareholders. The distribution fee would be equal to 0.25% of the average  daily net assets of the Fund's Class A shares.
Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees would increase the cost of a  shareholder's  investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class B shares are subject to a deferred  sales  charge if redeemed  within five years from the date of purchase.  The deferred  sales charge is a percentage  of the NAV of the shares at the time they are  redeemed  or the  original  purchase price,  whichever  is less.  Shares that are not subject to the  deferred  sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge," page 8.

CLASS B DISTRIBUTION  PLAN -- The Fund has adopted a Class B  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class B shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class B  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to Class B shareholders because Class A shares are subject to a lower  distribution  fee than Class B shares. A pro rata amount of Class B shares  purchased  through the  reinvestment  of  dividends  or other distributions  is also  converted  to  Class A  shares  each  time  that  shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge," page 8.

CLASS C DISTRIBUTION  PLAN -- The Fund has adopted a Class C  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class C shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class C  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS S SHARES -- Class S shares are not  subject to a sales  charge at the time of  purchase.  An order for Class S shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class S shares are subject to a deferred  sales charge if redeemed  within seven years from the date of purchase.  The deferred  sales charge is a percentage  of the NAV of the shares at the time they are  redeemed  or the  original  purchase price,  whichever  is less.  Shares that are not subject to the  deferred  sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                  --------------------------------------------
                  YEAR SINCE PURCHASE      CONTINGENT DEFERRED
                   PAYMENT WAS MADE           SALES CHARGE
                  --------------------------------------------
                        First                      6%
                        Second                     6%
                        Third                      5%
                        Fourth                     4%
                        Fifth                      3%
                        Sixth                      2%
                        Seventh                    1%
                  Eighth and Following             0%
                  --------------------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances.  See "Waiver of the Deferred Sales Charge," page 8. Investors for whom  Class S shares may be  appropriate  include  (1)  persons  working  with a registered investment adviser, financial planner or other financial intermediary where financial  planning,  asset allocation or other services are provided at a reduced fee, or for no additional fee; (2) qualified  retirement plans where the selling dealer is absorbing  certain plan expenses and (3) investors with unique service  needs.  In each of the  foregoing  cases,  with the purchase of Class S shares the investor is receiving  services at reduced or no additional  cost, in addition to Fund shares. The Fund does not monitor or make any representation as to the quality or value of any of the foregoing services.

CLASS S DISTRIBUTION  PLAN -- The Fund has adopted a Class S  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class S shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class S  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

BROKERAGE  ENHANCEMENT PLAN -- The Fund has adopted a Brokerage Enhancement Plan
(the  "Plan")  in  accordance  with  the  provisions  of Rule  12b-1  under  the
Investment  Company  Act of  1940.  However,  to  date,  the  Plan  has not been implemented. If implemented,  the Plan would use available brokerage commissions to promote the sale and distribution of Fund shares.

Under the Plan, the Fund may direct the  Investment  Manager or a sub-advisor to use certain broker-dealers for securities  transactions,  subject to the duty of best execution.  These broker-dealers have agreed either (1) to pay a portion of their  commission from the sale and purchase of securities to the Distributor or other introducing  brokers ("Brokerage  Payments"),  or (2) to provide brokerage credits,  benefits or services ("Brokerage  Credits").  The Distributor will use all Brokerage  Payments and Credits  (other than a minimal  amount to defray its legal and  administrative  costs) to finance activities that are meant to result in the sale of the Funds' shares, including:

o  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

o  paying marketing fees requested by broker-dealers who sell the Funds

o  training sales personnel

o  creating and mailing advertising and sales literature

o  financing  any other  activity  that is intended to result in the sale of the
   Fund's shares.

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions  from the Fund to inure to the benefit of other Funds as well.  The
Plan is not  expected  to increase  the  brokerage  costs of the Fund.  For more information about the Plan, please read the "Allocation of Portfolio  Brokerage"
section of the Statement of Additional Information.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o  Upon the death of the  shareholder if shares are redeemed  within one year of the shareholder's death

o  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder  becoming disabled and the shareholder was not disabled when the shares were purchased

o  In connection  with required  minimum  distributions  from a retirement  plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue
   Code

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Internal Revenue Code for:

   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   -  a loan  from the plan  (loan  repayments  are  treated  as new  sales  for purposes of the deferred sales charge)

o  Upon the financial  hardship (as defined in regulations  under the Code) of a participant in a plan

o  Upon termination of employment of a participant in a plan

o  Upon any other permissible withdrawal under the terms of the plan

CONFIRMATIONS AND STATEMENTS -- The Fund will send you a confirmation  statement after every  transaction  that  affects your  account  balance or  registration.
However,  certain  automatic  transactions may be confirmed on a quarterly basis including systematic withdrawals,  automatic purchases and reinvested dividends.
Each shareholder will receive a quarterly  statement  setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling  your shares of a Fund is called a  "redemption,"  because the Fund buys back its  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed  at the NAV next  determined  after the order is accepted by the Fund's transfer  agent,  less any  applicable  deferred  sales charge.  A Fund's NAV is generally  calculated as of the close of trading on every day the New York Stock
Exchange is open.  Any share  certificates  representing  Fund shares being sold must be returned with a request to sell the shares.

When redeeming  recently purchased shares, if the Fund has not collected payment for the  shares,  it may  delay  sending  the  proceeds  until it has  collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o  The name and signature of the account owner(s)

o  The name of the Fund

o  The dollar amount or number of shares to sell

o  Where to send the proceeds

o  A signature guarantee if

   -  The check will be mailed to a payee or address  different than that of the account owner, or

   -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE  GUARANTEE  helps protect  against  fraud.  Banks,  brokers,  credit unions, national securities exchanges and savings associations provide signature guarantees.  A notary public is not an eligible signature  guarantor.  For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o  INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be  signed  by an individual  shareholder,  or in  the  case  of  joint  accounts,  all  of the shareholders, exactly as the name(s) appears on the account.

o  UGMA OR UTMA:  Written  instructions  must be signed by the  custodian  as it appears on the account.

o  SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o  CORPORATION  OR  ASSOCIATION:  Written  instructions  must be  signed  by the person(s)  authorized  to act on the account.  A certified  resolution  dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

o  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays  (except  holidays)  between 7:00 a.m. and 6:00 p.m.  Central time. The
Fund  requires  that  requests for  redemptions  over $10,000 be in writing with signatures  guaranteed.  You may not close your  account by  telephone or redeem shares for which a certificate  has been issued.  If you would like to establish this option on an existing account, please call 1-800-888-2461,  extension 3127.
Shareholders  may not redeem  shares held in an  Individual  Retirement  Account
("IRA") or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker.  Brokers may charge a commission upon the redemption of shares.

PAYMENT OF  REDEMPTION  PROCEEDS  -- Payments  may be made by check.  Redemption proceeds  will be sent to the  shareholder(s)  of record at the  address  on our records  generally within seven days of receipt of a valid  redemption  request.
For a charge of $20 deducted from redemption  proceeds,  the Investment  Manager will provide a certified or cashier's check, or send the redemption  proceeds by express  mail,  upon the  shareholder's  request  or send the  proceeds  by wire transfer to the  shareholder's  bank account upon  receipt of  appropriate  wire transfer instructions.

In addition,  redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Fund may suspend the right of  redemption  during any period when trading on the New York Stock  Exchange is  restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

DIVIDENDS AND TAXES

Each Fund pays its shareholders  dividends from its net investment  income,  and distributes any net capital gains that it has realized, at least annually.  Your dividends and distributions  will be reinvested in the Fund, unless you instruct the  Investment  Manager  otherwise.  There  are no fees  or  sales  charges  on reinvestments.

TAX ON  DISTRIBUTIONS  --  Fund  dividends  and  distributions  are  taxable  to shareholders  (unless  your  investment  is in an  IRA or  other  tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax,  dividends and distributions may be subject to state and local taxes.  If the Fund  declares a dividend or  distribution  in October,
November or December but pays it in January,  you may be taxed on that  dividend or  distribution  as if  you  received  it in the  previous  year.  In  general, distributions from the Fund are taxable as follows:

--------------------------------------------------------------------------------
                                                              TAX RATE FOR 28%
TYPE OF DISTRIBUTION            TAX RATE FOR 15% BRACKET      BRACKET OR ABOVE
--------------------------------------------------------------------------------
Income dividends                  Ordinary Income rate      Ordinary Income rate
Short-term capital gains          Ordinary Income rate      Ordinary Income rate
Long-term capital gains                   10%                       20%
Long-term capital gains
  (held for 5 years or more)               8%                       18%
--------------------------------------------------------------------------------

Tax-deferred  retirement  accounts  generally  do not  generate a tax  liability unless you are taking a distribution or making a withdrawal.

The Fund has  "short-term  capital  gains" when it sells shares within 12 months after buying them. The Fund has  "long-term  capital gains" when it sells shares that  it has  owned  for  more  than  12  months.  The  Fund  expects  that  its distributions will consist primarily of net long-term capital gains.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions  for each calendar  year on or before  January 31 of the following year.

TAXES ON SALES OR  EXCHANGES -- You may be taxed on any sale or exchange of Fund shares.  The amount of gain or loss will depend  primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The previous  table can provide a guide for your  potential tax  liability  when selling or exchanging  Fund shares.  "Short-term  capital gains" applies to Fund shares sold or exchanged up to one year after  buying them.  "Long-term  capital gains" applies to shares held for more than one year.

BACKUP  WITHHOLDING  -- As with all  mutual  funds,  a Fund may be  required  to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable  to you if you fail to  provide  the Fund  with  your  correct  taxpayer identification  number or to make required  certifications,  or if you have been notified  by the  Internal  Revenue  Service  that  you are  subject  to  backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal  Revenue Service ensures it will collect taxes otherwise due.
Any  amounts  withheld  may be credited  against  your U.S.  federal  income tax liability.

You should  consult your tax  professional  about  federal,  state and local tax consequences  to you of an investment  in the Fund.  Please see the Statement of
Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset  value per share  (NAV) of the Fund is computed as of the close of regular  trading hours on the New York Stock Exchange  (normally 3 p.m.  Central time) on days when the  Exchange is open.  The  Exchange is open Monday  through
Friday, except on observation of the following holidays:  New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,  Memorial Day,  Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's NAV is generally  based upon the market value of  securities  held in the Fund's  portfolio.  If market  prices are not  available,  the fair value of securities  is  determined  using  procedures  approved  by the Fund's  Board of
Directors.  In  addition,  if  between  the time  trading  ends on a  particular security and the close of trading on the New York Stock  Exchange,  events occur that  materially  affect  the  value of the  security,  the  Funds may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors.  In such a case, the Fund's net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

SHAREHOLDER SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose to invest in the Fund  through a voluntary  Accumulation  Plan.  This  allows for an initial  investment  of $100 minimum and subsequent  investments of $20 minimum at any time. An  Accumulation
Plan involves no obligation to make periodic  investments,  and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic  Investment  Plan  (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to
3  business  days  before  the  date  scheduled  to  purchase  Fund  shares.  An application for an Automatic Investment Plan may be obtained from the Fund.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly,  bi-monthly,  quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a  specified  percentage  of the initial or current  account  value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current  aggregate net asset value of $5,000 or more are deposited with the Investment  Manager,  which will act as agent for the shareholder under the  Program.  Shares are  liquidated  at net asset  value.  The  Program may be terminated on written notice,  or it will terminate  automatically if all shares are liquidated or redeemed from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B, Class C and Class S shares  without the  imposition  of any  applicable contingent  deferred sales charge,  provided that such withdrawals do not in any
12-month period, beginning on the date the Program is established, exceed 10% of the value of the  account on that date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B, Class C or Class S shares  provides for withdrawals in excess of 10%
of  the  value  of the  account  in any  Program  year  and,  as a  result,  all withdrawals  under such a Program would be subject to any applicable  contingent deferred  sales  charge.  Free  Systematic  Withdrawals  will be made  first  by redeeming  those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming  shares held the longest.  The contingent  deferred sales charge  applicable  to a redemption  of Class B, Class C or Class S shares requested while Free Systematic Withdrawals are being made will be calculated as described  under "Buying  Shares,"  above. A Systematic  Withdrawal  form may be obtained from the Fund.

EXCHANGE  PRIVILEGE --  Shareholders  of the Fund may exchange  their shares for shares of certain other mutual funds,  which currently  include Security Equity,
Ultra, Growth and Income, Total Return, Global, Mid Cap Value, Small Cap Growth,
Enhanced  Index,  International,   Select  25,  Large  Cap  Growth,  Technology,
Diversified Income, Municipal Bond and High Yield Funds.

Shareholders  who hold  their  shares  in a  tax-qualified  retirement  plan may exchange shares of the Fund for shares of Security  Capital  Preservation  Fund, but may not exchange into Security  Municipal Bond Fund.  Shareholders  also may exchange  their shares of the Funds for shares of Security  Cash Fund,  provided that exchanges to Security Cash Fund are not available to shareholders  who have purchased through the following  custodial  accounts of the Investment  Manager:
403(b)(7)  accounts,  SEPP accounts and SIMPLE plans.  All exchanges are made at the relative net asset value of the funds on the date of the exchange.

Exchanges  may be made only in those  states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently  imposed on such an exchange.  Shares of a particular  class of the
Fund may be  exchanged  only for shares of the same  class of another  available fund or for shares of Security Cash Fund, if  available.  At present,  Municipal
Bond Fund does not offer Class C or Class S shares.  Any  applicable  contingent deferred sales charge will be imposed upon  redemption  and calculated  from the date of the  initial  purchase  without  regard to the time  shares were held in
Security Cash Fund.  For tax purposes,  an exchange is a sale of shares that may result in a taxable  gain or loss.  Special  rules  may apply to  determine  the amount  of gain or  loss on an  exchange  occurring  within  ninety  days  after purchase of the exchanged shares.  Exchanges are made upon receipt of a properly completed  Exchange  Authorization  form. A current  prospectus of the fund into which an  exchange  is made will be given to each  shareholder  exercising  this privilege.

The terms of an  employee-sponsored  retirement  plan may affect a shareholder's right to  exchange  shares as  described  above.  Contact  your plan  sponsor or administrator  to determine if all of the exchange  options  discussed above are available under your plan.

To  exchange   shares  by  telephone,   a   shareholder   must  hold  shares  in
non-certificate  form and must  either have  completed  the  Telephone  Exchange section of the application or a Telephone Transfer  Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the  Investment  Manager,  a  shareholder  may  exchange  shares by telephone by calling  the  Fund  at  1-800-888-2461,  extension  3127,  on  weekdays  (except holidays)  between the hours of 7:00 a.m. and 6:00 p.m.  Central time.  Exchange requests  received by telephone  after the close of the New York Stock  Exchange
(normally  3:00 p.m.  Central  time) will be treated as if  received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset  rebalancing,  may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to shareholders.

DOLLAR  COST  AVERAGING.  This option is  available  only to  shareholders  of a
403(b)(7)  account  sponsored by the  Investment  Manager and opened on or after
June 5, 2000. This option allows such shareholders to make periodic exchanges of shares from Capital  Preservation Fund (held in non-certificate  form) to one or more of the funds  available  under the exchange  privilege as described  above.
Such periodic  exchanges in which securities are purchased at regular  intervals are known as "dollar cost  averaging."  With dollar cost averaging,  the cost of the securities  gets averaged over time and possibly over various market cycles.
Dollar cost  averaging  does not  guarantee  profits,  nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment
Manager.  Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific  dollar  amount or a specific  number of shares.  The
Investment  Manager will exchange  shares as requested on the first business day of the month.

The Investment  Manager will make  exchanges  until account value in the Capital
Preservation  Fund is depleted or until you instruct the  Investment  Manager to terminate dollar cost averaging.  Dollar cost averaging may be terminated at any time by written request to the Investment Manager.

ASSET REBALANCING.  This option is available only to shareholders of a 403(b)(7)
account sponsored by the Investment Manager and opened on or after June 5, 2000.
This option allows such  shareholders to automatically  exchange shares of those funds available  under the exchange  privilege as described above on a quarterly basis to maintain a particular  percentage allocation among the funds. Shares of such funds must be held in  non-certificate  form.  Account value allocated to a fund will grow or  decline  in value at  different  rates  during  the  selected period, and asset rebalancing will automatically reallocate account value in the funds to the allocation you select on a quarterly basis.

Shareholders  may obtain an asset  rebalancing  request form from the Investment
Manager.  You must designate on the form the applicable funds and the percentage of account  value to be  maintained  in each fund.  Thereafter,  the  Investment
Manager will  exchange  shares of the funds to maintain  that  allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT  PLANS -- The Fund has available  tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Internal Revenue Code. Further  information  concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account or wish to obtain  additional  information,  may call the Fund (see back cover for address and telephone number), or contact their securities dealer.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed  look at some of the types of securities  the Fund may hold in its portfolio and the various kinds of management practices that may be used in the  portfolio.  The Fund's  holdings of certain types of investments cannot exceed a maximum percentage of net assets.  These percentage  limitations are set forth in the Statement of Additional  Information.  While the percentage limitations  provide  a useful  level of  detail  about  the  Fund's  investment program, they should not be viewed as an accurate gauge of the potential risk of the  investment.  For example,  in a given  period,  a 5%  investment in futures contracts could have  significantly  more of an impact on the Fund's share price than its weighting in the portfolio.  The net effect of a particular  investment depends on its  volatility and the size of its overall return in relation to the performance of all of the Fund's other investments. The Portfolio Manager of the
Fund has  considerable  leeway in choosing  investment  strategies and selecting securities she believes will help the Fund achieve its objective.  In seeking to meet its  investment  objective,  the Fund may invest in any type of security or instrument  whose  investment  characteristics  are  consistent  with the Fund's investment program.

The Fund is subject to certain  investment  policy  limitations  referred  to as
"fundamental  policies."  The  fundamental  policies  cannot be changed  without shareholder  approval.  Some of the more important fundamental policies are that the Fund will not:

o  with respect to 75% of its total assets,  invest more than 5% of the value of its  assets  in  any  one  issuer  other  than  the  U.S.  Government  or its instrumentalities

o  with  respect  to 75% of its  total  assets,  purchase  more  than 10% of the outstanding voting securities of any one issuer

o  invest 25% or more of its total assets in any one industry.

The following  pages describe some of the  investments  which may be made by the
Fund, as well as some of the management practices of the Fund.

FOREIGN SECURITIES -- The Fund may invest in foreign  securities  denominated in
U.S. dollars.  Foreign investments  increase the Fund's  diversification and may enhance  return,  but they also involve some special risks,  such as exposure to potentially adverse local political and economic  developments;  nationalization and exchange controls;  potentially lower liquidity and higher  volatility;  and possible problems arising from accounting, disclosure, settlement and regulatory practices  that  differ from U.S.  standards.  These  risks are  heightened  for investments in developing countries.

SMALLER  COMPANIES -- The Fund may invest in small- or  medium-sized  companies.
These  companies are more likely than larger  companies to have limited  product lines,  markets or financial resources,  or to depend on a small,  inexperienced management  group.  Stocks of these  companies may trade less  frequently and in limited  volume,  and their  prices  may  fluctuate  more  than  stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE  SECURITIES AND WARRANTS -- The Fund may invest in debt or preferred equity  securities  convertible  into, or exchangeable  for, equity  securities.
Traditionally,  convertible  securities have paid dividends or interest at rates higher  than  common  stocks  but lower  than  nonconvertible  securities.  They generally  participate in the  appreciation  or  depreciation  of the underlying stock into which they are convertible,  but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with  options and other  features.  Warrants  are options to buy a stated
number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

RESTRICTED  SECURITIES -- The Fund may invest in restricted  securities that are eligible  for  resale  under  Rule  144A of the  Securities  Act of 1933.  These
securities   are  sold  directly  to  a  small  number  of  investors,   usually
institutions.  Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under
Rule 144A may be readily  sold to  qualified  buyers,  there may not always be a market for them and their sale may  involve  substantial  delays and  additional costs.

Some of the management practices of the Fund include:

CASH RESERVES -- The Fund may establish and maintain  reserves as the Investment
Manager  believes is advisable to  facilitate  the Fund's cash flow needs (e.g., redemptions,  expenses and purchases of portfolio  securities) or for temporary, defensive  purposes.  Such  reserves may include  various  types of money market instruments,  certificates  of deposit,  bank  demand  accounts  and  repurchase agreements.

BORROWING  -- The Fund may borrow  money from banks as a  temporary  measure for emergency purposes,  to facilitate  redemption  requests,  or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be  collateralized  with Fund  assets.  To the  extent  that the Fund  purchases securities  while it has outstanding  borrowings,  it is using  leverage,  i.e., using borrowed funds for  investment.  Leveraging  will exaggerate the effect on net asset value of any  increase  or decrease in the market  value of the Fund's portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by  appreciation  of the  securities  purchased;  in certain cases,  interest costs may exceed the return  received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of  credit;  either  of  these  requirements  would  increase  the  cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- The Fund may utilize futures and options on futures,  and may purchase  call and put options and write call and put options on a "covered"
basis.  Futures (a type of potentially  high-risk  derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the  future  at an  agreed-upon  price.  Options  (another  type of  potentially high-risk  derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a  predetermined  price in the  future.  Futures  and options contracts may be bought or sold for any number of reasons, including: to hedge the Fund's  portfolio,  to increase  returns,  to maintain exposure to the equity  markets to manage  exposure to changes in interest rates and bond prices and in an effort to enhance income. Futures contracts and options may not always be  successful  hedges;  their prices can be highly  volatile.  Using them could lower the Fund's total return,  and the  potential  loss from the use of futures can exceed the Fund's initial investment in such contracts.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The Fund may purchase and  sell  securities  on a "when  issued,"  "forward  commitment"  or  "delayed delivery"  basis.  The  price  of these  securities  is fixed at the time of the commitment  to buy,  but  delivery  and  payment  can take place a month or more later.  During the  interim  period,  the  market  value of the  securities  can fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery, the value of the securities may be more or less than the purchase or sale price.
When the Fund  purchases  securities  on this  basis,  there is a risk  that the securities may not be delivered and that the Fund may incur a loss.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand  the Fund's financial  performance for its Class A shares,  Class B shares,  Class C shares, and Class S shares  during the past five years or, the period since  commenceent of the Fund or share class. Certain information reflects financial results for a single Fund share.  The total  returns in the table  represent  the rate that an investor  would have  earned  (or lost) on an  investment  in the Fund  assuming reinvestment  of all  dividends and  distributions.  This  information  has been derived from financial  statements  that have been audited by Ernst & Young LLP, whose report,  along with the Fund's financial  statements,  are included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (CLASS A)
------------------------------------------------------------------------------------------
                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                     -----------------------------------------------------
                                                                        1998       1997
                                      2001(b)   2000(b)     1999(b)    (b)(c)    (b)(c)(d)
                                      -------   -------     -------    ------    ---------
PER SHARE DATA
Net asset value
  beginning of period.............    $26.04    $24.05      $19.37     $17.99     $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......     (0.07)    (0.13)      (0.05)       ---       0.08
Net gain (loss) on securities
   (realized and unrealized)......     (7.55)     2.50        5.09       1.42       2.91
                                       -----     -----       -----      -----      -----
Total from investment operations..     (7.62)     2.37        5.04       1.42       2.99

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............      ---       ---          ---      (0.04)       ---
Distributions
  (from realized gains)...........     (0.47)    (0.38)      (0.36)       ---        ---
                                       -----     -----       -----      -----      -----
Total distributions...............     (0.47)    (0.38)      (0.36)     (0.04)       ---
                                       -----     -----       -----      -----      -----
NET ASSET VALUE END OF PERIOD.....    $17.95    $26.04      $24.05     $19.37     $17.99
                                       =====     =====       =====      =====      =====
TOTAL RETURN(a)...................   (29.71)%     9.88%      26.12%      7.89%    19.93%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............    $10,909   $17,702     $13,403     $7,619    $6,209
Ratio of expenses to
  average net assets..............      1.43%     1.42%       1.42%      1.22%     0.67%
Ratio of net investment income
  (loss) to average net assets....    (0.30)%   (0.51)%     (0.22)%       ---      0.57%
Portfolio turnover rate...........        17%       26%         26%        41%       38%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (CLASS B)
------------------------------------------------------------------------------------------
                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                     -----------------------------------------------------
                                                                        1998       1997
                                      2001(b)   2000(b)     1999(b)    (b)(c)    (b)(c)(d)
                                      -------   -------     -------    ------    ---------
PER SHARE DATA
Net asset value
  beginning of period.............    $24.96    $23.35      $19.01     $17.81     $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......     (0.28)    (0.38)      (0.30)     (0.19)     (0.08)
Net gain (loss) on securities
   (realized and unrealized)......     (7.20)     2.37        5.00       1.39       2.89
                                       -----     -----       -----      -----      -----
Total from investment operations..     (7.48)     1.99        4.70       1.20       2.81

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............       ---       ---         ---        ---        ---
Distributions
  (from realized gains)...........     (0.47)    (0.38)      (0.36)       ---        ---
                                       -----     -----       -----      -----      -----
Total distributions...............     (0.47)    (0.38)      (0.36)       ---        ---
                                       -----     -----       -----      -----      -----
NET ASSET VALUE END OF PERIOD.....    $17.01    $24.96      $23.35     $19.01     $17.81
                                       =====     =====       =====      =====      =====
TOTAL RETURN(a)...................   (30.44)%     8.53%      24.81%      6.74%     18.73%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............     $8,969   $12,633      $9,136     $5,245     $3,641
Ratio of expenses to
  average net assets .............      2.43%     2.43%       2.51%      2.20%      1.84%
Ratio of net investment income
  (loss) to average net assets....    (1.31)%   (1.52)%     (1.30)%    (0.98)%    (0.60)%
Portfolio turnover rate...........        17%       26%         26%        41%        38%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (CLASS C)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(b)   2000(b)   1999(b)(e)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $25.50    $23.87      $24.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.28)    (0.41)      (0.22)
Net gain (loss) on securities
   (realized and unrealized).................     (7.35)     2.42       (0.38)
                                                  -----     -----       -----
Total from investment operations.............     (7.63)     2.01       (0.60)

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---         ---
Distributions (from realized gains)..........     (0.47)    (0.38)        ---
                                                  -----     -----       -----
Total distributions..........................     (0.47)    (0.38)        ---
                                                  -----     -----       -----
NET ASSET VALUE END OF PERIOD................    $17.40    $25.50      $23.87
                                                  =====     =====       =====
TOTAL RETURN(a)..............................   (30.39)%     8.43%     (2.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $1,126      $918        $405
Ratio of expenses to average net assets .....      2.45%     2.55%       2.66%
Ratio of net investment income
  (loss) to average net assets...............    (1.33)%   (1.64)%     (1.46)%
Portfolio turnover rate......................        17%       26%         33%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(b)(f)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period...............................    $22.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................................     (0.16)
Net gain (loss) on securities (realized and unrealized)...........     (4.94)
                                                                       -----
Total from investment operations..................................     (5.10)

LESS DISTRIBUTIONS:
Dividends (from net investment income)............................       ---
Distributions (from realized gains)...............................       ---
                                                                       -----
Total distributions...............................................       ---
                                                                       -----
NET ASSET VALUE END OF PERIOD.....................................    $17.83
                                                                       =====
TOTAL RETURN(a)...................................................   (25.89)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)..............................        $23
Ratio of expenses to average net assets ..........................      2.38%
Ratio of net investment income (loss) to average net assets.......    (1.20)%
Portfolio turnover rate...........................................        17%
--------------------------------------------------------------------------------

(a)  Total return  information  does not reflect  deduction of any sales charges imposed at the time of purchase for Class A shares or upon  redemption  for
     Class B, Class C or Class S shares.

(b)  Net  investment  income  (loss) was  computed  using the average  month-end shares outstanding throughout the period.

(c)  Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                          ---------------------------
                                      1998      1997
                          ---------------------------
                          Class A     1.51%     1.70%
                          Class B     2.48%     2.80%
                          ---------------------------

(d)  Security  Social  Awareness  Fund was initially  capitalized on November 1,
     1996, with a net asset value of $15 per share.  Percentage  amounts for the period, except for total return, have been annualized.

(e)  Class "C" Shares  were  initially  offered  for sale on January  29,  1999.
     Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.

(f)  Class "S" Shares  were  initially  offered  for sale on  February  1, 2001.
     Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.  Total return has been  calculated  for the period  February 1,
     2001 through September 30, 2001.

                                   APPENDIX A
--------------------------------------------------------------------------------

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or  organizations  purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of  Intention,  the term  "Purchaser"
includes the following  persons:  an individual,  his or her spouse and children under the age of 21; a trustee or other  fiduciary  of a single  trust estate or single fiduciary account  established for their benefit;  an organization exempt from federal income tax under Section  501(c)(3) or (13) of the Internal Revenue
Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser  may combine all previous  purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge.  The  Distributor  must be notified  when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention  within 90 days after the first  purchase to be  included  thereunder, which  will  cover  future  purchases  of Class A shares of the Fund,  and other
Security Funds,  except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for  purchases  of $1  million  or  more) to  become  eligible  for the  reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the
Statement.  Shares  equal to five  percent  (5%) of the amount  specified in the
Statement of Intention  will be held in escrow until the  statement is completed or  terminated.  These  shares may be redeemed by the Fund if the  Purchaser  is required to pay additional sales charges.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced  sales  charges.  A Statement of Intention may be obtained from the Fund.

REINSTATEMENT  PRIVILEGE -- Shareholders  who redeem their Class A shares of the
Fund have a one-time  privilege  (1) to reinstate  their  accounts by purchasing
Class A shares  without a sales charge up to the dollar amount of the redemption proceeds;  or (2) to the extent the redeemed shares would have been eligible for the exchange  privilege,  to purchase  Class A shares of another of the Security
Funds,  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds. To exercise this privilege,  a shareholder must provide written notice and a check in the  amount of the  reinvestment  within  thirty  days  after the redemption  request;  the reinstatement  will be made at the net asset value per share on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Fund may be  purchased at net asset value by (1)  directors,  officers  and  employees  of the Funds,  the
Funds' Investment Manager or Distributor;  directors,  officers and employees of
Security Benefit Life Insurance  Company and its  subsidiaries;  agents licensed with Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following relatives of any such directors,  officers and employees (and their spouses):  spouses,  grandparents,  parents,  children, grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial  intermediary who has authority to make investment decisions on behalf
of  the  investor;   or  (ii)  a  certified   financial  planner  or  registered
broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a  comprehensive  "wrap fee" is imposed.  Class A shares of the Fund may also be purchased at net asset value when the purchase is made by retirement  plans that
(i) buy shares of the Security  Funds worth  $500,000 or more;  (ii) have 100 or more  eligible  employees at the time of purchase;  (iii)  certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv)
are provided administrative services by certain third-party  administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least
$1,000,000.  Purchases  made  pursuant  to this  provision  may be  subject to a deferred  sales charge of up to 1% in the event of a redemption  within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461

BY MAIL-- Write to:
Security Management Company, LLC
700 SW Harrison Street
Topeka, KS 66636-0001

ON THE  INTERNET -- Reports and other  information  about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Fund  (including  the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0201.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual  reports to  shareholders.  In the Fund's annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected the Fund's  performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Fund's  Statement  of  Additional
Information and the Fund's annual or semi-annual  report are available,  without
charge  upon  request  by  calling  the  Funds'   toll-free   telephone   number
1-800-888-2461,  extension 3127.  Shareholder  inquiries  should be addressed to
SMC, LLC, 700 SW Harrison Street,  Topeka, Kansas 66636-0001,  or by calling the
Fund's  toll-free  telephone  number  listed  above.  The  Fund's  Statement  of
Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                   Security Equity Fund..........   811-1136

--------------------------------------------------------------------------------

SECURITY GROWTH AND INCOME FUND®

SECURITY EQUITY FUND®

o  EQUITY SERIES
o  GLOBAL SERIES
o  TOTAL RETURN SERIES
o  SOCIAL AWARENESS SERIES
o  MID CAP VALUE SERIES (FORMERLY THE VALUE SERIES)
o  SMALL CAP GROWTH SERIES (FORMERLY THE SMALL COMPANY SERIES)
o  ENHANCED INDEX SERIES
o  INTERNATIONAL SERIES
o  SELECT 25 SERIES
o  LARGE CAP GROWTH SERIES
o  TECHNOLOGY SERIES

SECURITY ULTRA FUND

Members of The Security Benefit Group of Companies
700 SW Harrison Street, Topeka, Kansas 66636-0001
(785) 431-3127
(800) 888-2461

This Statement of Additional Information is not a prospectus.  It should be read in  conjunction  with  the  prospectus  dated  February  1,  2002  as it  may be supplemented from time to time. A prospectus may be obtained by writing Security
Distributors,  Inc., 700 SW Harrison Street,  Topeka,  Kansas 66636-0001,  or by
calling (785) 431-3127 or (800)  888-2461,  ext. 3127. The Funds'  September 30,
2001 Annual Report is incorporated herein by reference.

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2002, AS SUPPLEMENTED FEBRUARY 15, 2002
RELATING TO THE PROSPECTUS DATED FEBRUARY 1, 2002,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
700 SW Harrison Street
Topeka, Kansas 66636-0001

UNDERWRITER
Security Distributors, Inc.
700 SW Harrison Street
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri 64105-2143

--------------------------------------------------------------------------------

GENERAL INFORMATION

Security  Growth and Income Fund,  Security  Equity Fund and Security Ultra Fund
were organized as Kansas corporations on February 2, 1944, November 27, 1961 and
April 20,  1965,  respectively.  The name of  Security  Growth and  Income  Fund
(formerly  Security  Investment  Fund) was changed  effective  July 6, 1993. The
Funds are  registered  with the Securities  and Exchange  Commission  ("SEC") as investment companies.  Such registration does not involve supervision by the SEC of the  management or policies of the Funds.  The Funds are open-end  investment companies  that,  upon the demand of the investor,  must redeem their shares and pay the  investor  the  current  net asset  value  thereof.  (See "How to Redeem
Shares," page 61.)

Each of Security  Growth and Income Fund ("Growth and Income Fund"),  the Equity
Series  ("Equity  Fund"),  Global Series  ("Global  Fund"),  Total Return Series
("Total Return Fund"),  Social Awareness Series ("Social  Awareness Fund"),  Mid
Cap Value Series ("Mid Cap Value  Fund"),  Small Cap Growth  Series  ("Small Cap
Growth Fund"),  Enhanced  Index Series  ("Enhanced  Index Fund"),  International
Series ("International Fund"), Select 25 Series ("Select 25 Fund®"), Large Cap
Growth  Series  ("Large Cap Growth  Fund") and  Technology  Series  ("Technology
Fund")  of  Security  Equity  Fund,  and  Security  Ultra  Fund  ("Ultra  Fund")
(collectively,  the "Funds") has its own investment objective and policies which are described on the following pages.  While there is no present intention to do so, the investment  objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors  without the approval of  shareholders.
Each of the Funds is also required to operate within limitations  imposed by its fundamental  investment  policies which may not be changed  without  shareholder approval. These limitations are set forth under "Investment Policy Limitations,"
beginning on page 35. An  investment  in one of the Funds does not  constitute a complete investment program.

The name of each of Mid Cap Value Series  (formerly  Value Series) and Small Cap
Growth Series (formerly Small Company Series) was changed effective May 1, 2000.

The value of the shares of each Fund fluctuates,  reflecting fluctuations in the value of the portfolio  securities  and, to the extent it is invested in foreign securities,  its net currency  exposure.  Each Fund may realize  losses or gains when it sells  portfolio  securities  and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes,"
page 63.)

The  Funds'  shares  are sold to the  public  at net asset  value,  plus a sales commission which is allocated between the principal  underwriter and dealers who sell the shares  ("Class A  Shares"),  or at net asset  value with a  contingent deferred sales charge ("Class B Shares, Class C and Class S Shares").  (See "How
to Purchase Shares," page 41.)

Professional  investment advice is provided to each Fund by Security  Management
Company, LLC (the "Investment Manager").  The Investment Manager has engaged The
Dreyfus  Corporation  ("Dreyfus")  to provide  investment  advisory  services to
Growth  and  Income  Fund,  OppenheimerFunds,  Inc.  ("Oppenheimer")  to provide investment  advisory  services to Global Fund, Strong Capital  Management,  Inc.
("Strong")  to provide  investment  advisory  services to Small Cap Growth Fund,
Deutsche Asset Management, Inc. ("DAMI") to provide investment advisory services to Enhanced Index Fund and International Fund and Wellington Management Company,
LLP ("Wellington") to provide investment advisory services to Technology Fund.

The Funds receive investment advisory, administrative,  accounting, and transfer agency  services from the Investment  Manager for a fee. The fee for each of the
Growth and Income,  Equity and Ultra  Funds,  on an annual  basis,  is 2% of the first $10 million of the  average net assets,  1 1/2% of the next $20 million of the  average  net  assets  and 1% of the  remaining  average  net  assets of the respective Funds, determined daily and payable monthly. The fee for Global Fund, on an annual  basis,  is 2% of the first $70  million of the average net assets, and 1 1/2% of the  remaining  average net assets,  determined  daily and payable monthly.  Shareholders of Growth and Income, Equity, Ultra and Global Funds will vote on a proposal to amend the Investment Management and Services Agreement. If the proposal is approved,  the management fees for Growth and Income, Equity and
Ultra  Funds would be 0.75% and for Global  Fund would be 1%,  effective  May 1,
2002.

Separate fees are paid by Total Return,  Social Awareness,  Mid Cap Value, Small
Cap  Growth,  Enhanced  Index,  International,  Select 25,  Large Cap Growth and
Technology   Funds,   to  the  Investment   Manager  for  investment   advisory,
administrative  and transfer agency  services.  The investment  advisory fee for
Social  Awareness,  Mid Cap  Value,  Small  Cap  Growth,  Large Cap  Growth  and
Technology  Funds on an  annual  basis is equal to 1% of the  average  daily net assets of each  Fund,  calculated  daily and  payable  monthly.  The  investment advisory  fee for Enhanced  Index,  Total Return and Select 25 Funds is equal to
0.75% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for International Fund is equal to 1.10% of the average daily net assets of the Fund,  calculated daily and payable monthly.
The  administrative fee for the Total Return,  Social Awareness,  Mid Cap Value,
Small Cap Growth,  Enhanced  Index,  Select 25 and Large Cap Growth  Funds on an
annual  basis  is  equal  to  0.09% of the  average  daily  net  assets  of each respective  Fund. The  administrative  fee for  International  Fund on an annual basis is equal to 0.045% of the  average  daily net  assets of the Fund plus the greater of 0.10% of its average net assets or $60,000.  The  administrative  fee for  Technology  Fund on an annual basis is equal to .045% of the average  daily net assets of the Fund plus the  greater of 0.10% of its  average  net assets or
(i) $45,000 in the year ending  April 30, 2002 or (ii) $60,000  thereafter.  The transfer agency fee for the Total Return, Social Awareness, Mid Cap Value, Small
Cap  Growth,  Enhanced  Index,  International,  Select 25,  Large Cap Growth and
Technology Funds consists of an annual maintenance fee of $8.00 per account, and a  transaction  fee of $1.00  per  transaction.  If the  proposal  to amend  the investment management and services agreement is approved, the administrative fee for the Growth and Income,  Equity and Ultra  Funds on an annual  basis would be equal to 0.09% of the average daily net assets of each such Fund, and for Global
Fund would be equal to 0.045% of the  average  daily net assets of the Fund plus the  greater of 0.10% of its average  net assets or  $60,000,  effective  May 1,
2002. If the proposal were  approved,  the transfer  agency fees for those Funds would be an annual  maintenance fee of $8.00 per account,  and a transaction fee of $1.00 per transaction, also effective May 1, 2002.

The  Investment  Manager  bears all  expenses of the Growth and Income,  Equity,
Ultra,  and Global  Funds  except  for its fees and the  expenses  of  brokerage commissions,  interest,  taxes,  Class B, Class C and Class S distribution fees, and  extraordinary  expenses  approved by the Board of  Directors  of the Funds.
Shareholders of Growth and Income, Equity, Ultra and Global Funds will vote on a proposal to amend the  Investment  Management  and  Services  Agreement.  If the
proposal is approved,  each such Fund would pay all of its  expenses,  which are currently  paid by the  Investment  Manager,  effective  May 1, 2002.  The Total
Return,  Social  Awareness,  Mid Cap Value,  Small Cap Growth,  Enhanced  Index,
International, Select 25, Large Cap Growth and Technology Funds pay all of their expenses not assumed by the Investment  Manager or Security  Distributors,  Inc.
(the "Distributor") as described under "Investment Management," page 48.

The Investment Manager has agreed that the total annual expenses of any class or
Series of a Fund (including the management fee and its other fees, but excluding interest,  taxes,  brokerage  commissions,  extraordinary  expenses and Class B,
Class C and Class S  distribution  fees) will not exceed any expense  limitation imposed by any state. See "Investment  Management,"  page 48 for a discussion of the Investment Manager and the Investment Management and Services Agreements.

Under a  Distribution  Plan  adopted with respect to the Class A shares of Small
Cap  Growth,  Enhanced  Index,  International,  Select 25,  Large Cap Growth and
Technology  Funds,  pursuant to Rule 12b-1 under the  Investment  Company Act of
1940,  each such Fund is authorized to pay the Distributor an annual fee of .25%
of the average daily net assets of the Class A shares of the respective Funds to finance various  distribution  and  service-related  activities.  Such a Class A
Distribution Plan is proposed for Growth and Income,  Equity, Ultra, Global, Mid
Cap Value and  Social  Awareness  Funds.  If  shareholders  approve  the Class A
Distribution  Plan for those  Funds,  it will be  effective  May 1, 2002.  Under
Distribution  Plans  adopted with respect to the Class B shares,  Class C shares and Class S of the Funds, pursuant to Rule 12b-1, each Fund is authorized to pay the  Distributor  an annual fee of 1.00% of the average  daily net assets of the
Class B shares, Class C shares and Class S shares, respectively, of the Funds to finance  various  distribution  and  service-related  activities.  (See "Class A
Distribution  Plan," page 42,  "Class B  Distribution  Plan," page 43,  "Class C
Distribution Plan," page 44 and "Class S Distribution Plan," page 45.)

SPECIAL MEETING OF STOCKHOLDERS

The Board of Directors of each Fund has requested that the following  matters be submitted to  shareholders  for approval at a Special Meeting of Stockholders to be held on April 17, 2002. The record date for the meeting is February 19, 2002.
If you own shares of the Fund(s) as of the close of  business on that date,  you will be entitled to vote at the special meeting. Proxy materials containing more information  are expected to be sent to shareholders on or about March 15, 2002.
If approved by shareholders, the proposals will become effective on May 1, 2002, except for the name changes,  which will become  effective  October 1, 2002. The proposals to be  considered  are: (1) amending  the  Investment  Management  and
Services  Agreement of Growth and Income,  Equity,  Global, and Ultra Funds; (2)
adopting a Class A  Distribution  Plan for Growth and  Income,  Equity,  Global,
Ultra, Mid Cap Value and Social Awareness Funds; (3) changing the Select 25 Fund from a  diversified  to a  non-diversified  fund;  and (4)  changing the name of
Growth and Income Fund to Large Cap Value Fund and the name of Ultra Fund to Mid
Cap Growth Fund.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

SECURITY GROWTH AND INCOME FUND -- The investment objective of Growth and Income
Fund is long-term growth of capital with a secondary emphasis on income.  Assets of the Fund may be invested in various  types of  securities,  which may include
(i) common  stocks;  (ii)  securities  convertible  into  common  stocks;  (iii)
preferred stocks; (iv) warrants;  (v) securities of other investment  companies;
(vi) foreign  securities  denominated  in U.S.  dollars;  (vii) debt  securities issued by U.S. corporations; and (viii) securities issued by the U.S. Government
or  any  of  its  agencies  or  instrumentalities,   including  Treasury  bills,
certificates of  indebtedness,  notes and bonds.  See the discussion of ADRs and the risks associated with investing in ADRs under  "Investment  Methods and Risk
Factors."  From time to time,  the Fund may purchase  government  bonds or money market securities on a temporary basis for defensive purposes.  Except when in a temporary defensive position,  Growth and Income Fund will maintain at least 25%
of  its  assets  invested  in  securities  selected  for  their  capital  growth potential,  principally  common  stocks,  and at least  another 25% of its total assets invested in securities which provide income.

The Fund may enter into  futures  contracts (a type of  derivative)  (or options thereon) to hedge all or a portion of the  portfolio,  as an efficient  means of adjusting its exposure to the stock market or to increase returns. The Fund will not use futures contracts for leveraging  purposes.  The Fund will limit its use of futures  contracts  so that  initial  margin  deposits  or  premiums  on such contracts  used for  non-hedging  purposes  will not  equal  more than 5% of the
Fund's  net asset  value.  The Fund may also  write  call and put  options  on a covered  basis and  purchase put and call options on  securities  and  financial
indices.  Futures  contracts,   options  and  the  risks  associated  with  such
instruments are described in further detail under  "Investment  Methods and Risk
Factors."

The Fund may  engage in short  selling.  In these  transactions  a fund  sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it subsequently  at the market price at the time of replacement.  The price at such time may be more or less than the price at which the  security was sold by the fund, which would result in a loss or gain, respectively.

Securities  will not be sold short if,  after  effect is given to any such short sale,  the total market value of all  securities  sold short would exceed 25% of the value of a Fund's net assets.  The Fund may not make a short sale that would result  in the Fund  having  sold  short in the  aggregate  more  than 5% of the outstanding securities of any class of an issuer.

The Fund also may make short sales  "against  the box," in which the Fund enters into a short  sale of a security  it owns.  At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

Until the Fund closes its short position or replaces the borrowed security,  the
Fund will: (a) segregate  permissible liquid assets in an amount that,  together with the amount  deposited  with the  broker as  collateral,  always  equals the current  value of the  security  sold short;  or (b)  otherwise  cover its short position.

The  Fund  also  may  enter  into  reverse  repurchase  agreements  with  banks, broker/dealers or other financial institutions. See the discussion of repurchase agreements and risks  associated with investing in repurchase  agreements  under
"Investment Methods and Risk Factors."

The Fund may purchase  securities on a forward  commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the  commitment  to  purchase.  For a  discussion  of  such  securities,  see
"Investment  Methods and Risk  Factors" -  "When-Issued  and Forward  Commitment
Securities."

The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid  trading  market does not exist,  provided such  investments  are consistent with the Fund's  investment  objective.  See "Investment  Methods and
Risk Factors" - "Restricted Securities."

SECURITY  EQUITY FUND -- Security  Equity  Fund  currently  issues its shares in eleven  series--Equity  Series ("Equity  Fund"),  Global Series ("Global Fund"),
Total Return Series ("Total  Return Fund"),  Social  Awareness  Series  ("Social
Awareness Fund"), Mid Cap Value Series ("Mid Cap Value Fund"),  Small Cap Growth
Series ("Small Cap Growth Fund"), Enhanced Index Series ("Enhanced Index Fund"),
International  Series  ("International  Fund"),  Select  25 Series  ("Select  25
Fund"),  Large Cap Growth Series ("Large Cap Growth Fund") and Technology Series
("Technology Fund"). The assets of each Series are held separate from the assets of the other Series and each Series has an  investment  objective  which differs from that of the other  Series.  The  investment  objective and policies of each
Series are  described  below.  There are risks  inherent in the ownership of any security and there can be no assurance  that such  investment  objective will be achieved.

Although there is no present intention to do so, the investment objective of the
Funds  may be  altered  by the  Board  of  Directors  without  the  approval  of shareholders of the Fund.

EQUITY FUND. The investment objective of Equity Fund is long-term capital growth by  investing  in those  securities  which,  in the  opinion  of the  Investment
Manager, have the most long-term capital growth potential.  Equity Fund seeks to achieve its objective by investing primarily in a broadly diversified  portfolio of common  stocks  (which may include  American  Depositary  Receipts  (ADRs) or securities  with common stock  characteristics,  such as securities  convertible into common stocks.  Equity Fund may also invest in preferred stocks,  bonds and other debt  securities.  Income potential will be considered to the extent doing so is  consistent  with the Fund's  investment  objective of  long-term  capital growth.

Equity Fund  ordinarily  will have at least 80% of its net assets  invested in a broadly  diversified  portfolio of common  stocks  (which may include  ADRs) and preferred stocks convertible into common stocks.  However, the Fund reserves the right to invest  temporarily  in fixed  income  securities  or in cash and money market  instruments.  The Fund may also  invest in any other type of security or instrument  whose  investment  characteristics  are  consistent  with the Fund's investment program. The Fund may invest in repurchase  agreements,  certificates of deposit issued by banks or other bank demand accounts,  pending investment in other  securities or to meet potential  redemptions  or expenses.  Equity Fund's investment  policy,  with  emphasis on investing  in  securities  for  potential capital enhancement  possibilities,  may involve a more rapid portfolio turnover than other investment companies.

It is not the policy of Equity Fund to purchase securities for trading purposes.
Nevertheless, securities may be disposed of without regard to the length of time held if such sales are deemed  advisable in order to meet the Fund's  investment objective. Equity Fund does not intend to purchase restricted stock.

The Fund may invest in options,  futures and other investment companies (such as index-based securities). See "Investment Methods and Risk Factors."

GLOBAL FUND. The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies  domiciled in foreign  countries and the United  States.  Global Fund will seek to achieve its objective  through  investment  in a diversified  portfolio of securities  which under normal  circumstances  will consist  primarily of various  types of common stocks and equivalents (the following constitute  equivalents:  convertible debt securities,  REITs, warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments
of  foreign  and  domestic  companies  and  the  U.S.   Government  and  foreign
governments, governmental agencies and international organizations. The Fund may also  invest  in any other  type of  security  or  instrument  whose  investment characteristics  are consistent with the Fund's investment  program.  For a full description of the Fund's investment objective and policies, see the prospectus.

In seeking to achieve its  investment  objective,  Global  Fund can,  but is not required to, engage in the following investment practices:

SETTLEMENT  TRANSACTIONS.  Global Fund can, for a fixed amount of United  States dollars, enter into a forward foreign exchange contract for the purchase or sale of  the  amount  of  foreign  currency  involved  in the  underlying  securities transactions.  In so doing,  the Fund will  attempt to insulate  itself  against possible  losses and gains resulting from a change in the  relationship  between the United States dollar and the foreign  currency during the period between the date a security is  purchased  or sold and the date on which  payment is made or received. This process is known as "transaction hedging."

To effect the  translation of the amount of foreign  currencies  involved in the purchase and sale of foreign securities and to effect the "transaction  hedging"
described  above,  the Fund may purchase or sell foreign  currencies on a "spot"
(i.e.  cash) basis or on a forward basis  whereby the Fund  purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery  at a  specified  date which may be any fixed  number of days in the future.

Such spot and  forward  foreign  exchange  transactions  may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United
States  dollar and the relevant  foreign  currency when foreign  securities  are purchased or sold for settlement beyond customary  settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

PORTFOLIO HEDGING. When, in the opinion of the Fund's Sub-Adviser,  Oppenheimer, it is  desirable to limit or reduce  exposure in a foreign  currency in order to moderate  potential  changes in the United States dollar value of the portfolio,
Global Fund can enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying  foreign  portfolio  securities can be approximately  matched by an equivalent  United States dollar  liability.
The Fund can also enter into forward currency exchange contracts to increase its exposure to a foreign  currency  that  Oppenheimer  expects to increase in value relative to the United States dollar.  The Fund will not attempt to hedge all of its  portfolio  positions  and will  enter  into such  transactions  only to the extent, if any, deemed appropriate by Oppenheimer.  Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.  The Fund seeks  to limit  its  exposure  in  foreign  currency  exchange  contracts  in a particular  foreign  currency  to the amount of its assets  denominated  in that currency or a closely-correlated  currency.  The precise matching of the amounts under  forward  contracts and the value of its  securities  involved will not be
possible  because  the  future  value  of  securities   denominated  in  foreign
currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.

FORWARD COMMITMENTS. Global Fund may make contracts to purchase securities for a fixed  price  at a  future  date  beyond  customary  settlement  time  ("forward commitments")  because  new  issues  of  securities  are  typically  offered  to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in  addition  to the risk of  decline in value of the  Fund's  other  assets.
Although the Fund will enter into such contracts with the intention of acquiring the  securities,  it  may  dispose  of  a  commitment  prior  to  settlement  if
Oppenheimer deems it appropriate to do so.

COVERED  CALL  OPTIONS.  Global  Fund may seek to  preserve  capital  by writing covered  call  options  on  securities  which  it  owns.  Such an  option  on an underlying  security  would obligate the Fund to sell, and give the purchaser of the option the right to buy,  that  security at a stated  exercise  price at any time until a stated expiration date of the option.

REPURCHASE  AGREEMENTS.  A repurchase agreement is a contract under which Global
Fund would  acquire a security for a relatively  short period  (usually not more than seven days) subject to the  obligation of the seller to repurchase  and the
Fund to resell such security at a fixed time and price  (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio  securities  which it may acquire  consistent  with its investment  policies and  restrictions,  it is the Fund's  present  intention to enter into repurchase  agreements only with respect to obligations of the United
States  Government  or its  agencies or  instrumentalities  to meet  anticipated redemptions or pending  investment or  reinvestment  of Fund assets in portfolio securities.  The Fund will enter into  repurchase  agreements  only with  member banks  of the  Federal  Reserve  System  and  with  "primary  dealers"  in  U.S.
Government  securities.  Repurchase  agreements  will  be  fully  collateralized including  interest  earned thereon during the entire term of the agreement.  If the  institution  defaults  on the  repurchase  agreement,  the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller,  realization on the collateral by Global Fund may be delayed or limited and the Fund may incur  additional  costs.  In such case, the
Fund will be subject to risks  associated  with  changes in market  value of the collateral  securities.  The Fund may enter into repurchase agreements only with
(a) securities dealers that have a total  capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that  have at  least  $1,000,000,000  in  assets  and a net  worth  of at  least
$100,000,000  as of its most recent annual  report.  In addition,  the aggregate repurchase  price of all repurchase  agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5,000,000, whichever is greater.  The Fund will not enter into  repurchase  agreements  maturing in more than  seven  days if the  aggregate  of such  repurchase  agreements  and  other illiquid  investments  would  exceed  15% of the net  assets  of the  Fund.  The operating  expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

RULE 144A SECURITIES.  As an operating policy, the Fund may not invest more than
10% of its total assets in securities  which are  restricted  as to  disposition under the federal  securities laws. The Fund may purchase without regard to this limitation, restricted securities which are eligible for resale pursuant to Rule
144A under the  Securities Act of 1933 ("Rule 144A  Securities")  subject to the
Fund's  policy  that not more  than 15% of its net  assets  may be  invested  in illiquid securities.

TOTAL RETURN FUND. The investment objective of Total Return Fund is to seek high total return,  consisting of capital  appreciation and current income.  The Fund
seeks  this   objective  by  investing,   under  normal   circumstances,   in  a
well-diversified   portfolio   of  stocks  of  U.S.   companies   in   different
capitalization ranges. The Fund may also invest in stocks offering the potential for current income and in fixed income securities in any rating category.  As an operating  policy,  the Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition  under the federal  securities laws.  The Fund may  purchase  without  regard  to this  limitation,  restricted securities  which are  eligible  for  resale  pursuant  to Rule  144A  under the
Securities  Act of 1933 ("Rule 144A  Securities")  subject to the Fund's  policy that not more than 15% of its net assets may be invested in illiquid securities.
The Total Return Fund may also invest in (i) preferred  stocks;  (ii)  warrants;
(iii)  dollar  denominated  foreign  securities;  and (iv)  securities  of other investment  companies.  The Fund may  purchase  securities  on a  "when-issued,"
"forward  commitment"  or  "delayed  delivery"  basis  in  excess  of  customary settlement periods for the type of security  involved.  The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's  investment  program.  The Fund reserves the right to invest its assets  temporarily in cash or money market  instruments when, in the opinion  of the  Investment  Manager,  it is  advisable  to do so on  account of current  or  anticipated  market  conditions.  The Fund may  utilize  repurchase agreements on an overnight basis or bank demand accounts,  pending investment in securities or to meet potential  redemptions or expenses.  See the discussion of when-issued  securities,  restricted  securities and repurchase agreements under
"Investment Methods and Risk Factors."

To choose stocks, the Investment  Manager uses a blended approach,  investing in growth stocks and in value stocks.  The  Investment  Manager will also invest in value-oriented  stocks to attempt to reduce the Fund's potential  volatility and possibly add to current  income.  In choosing  the balance of growth  stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show  deteriorating  fundamentals or poor relative performance.

The Fund also may invest a portion of its assets in options and  futures,  which are used to hedge the Fund's  portfolio,  to  increase  returns  or to  maintain exposure to the equity markets.

SOCIAL  AWARENESS FUND. The investment  objective of Social Awareness Fund is to seek capital appreciation by investing in various types of securities which meet certain social  criteria  established for the Fund.  Social  Awareness Fund will invest in a diversified  portfolio of common  stocks  (which may include  ADRs), convertible  securities,  preferred stocks and debt securities.  See "Investment
Methods and Risk Factors" - "American  Depositary  Receipts." From time to time, the Fund may purchase  government bonds or commercial notes on a temporary basis for defensive  purposes.  The Fund may also invest in any other type of security or instrument  whose investment  characteristics  are consistent with the Fund's investment program, including any company in the Domini 400 Social Index.

Securities  selected  for their  appreciation  possibilities  will be  primarily common  stocks or other  securities  having the  investment  characteristics  of common stocks,  such as securities  convertible  into common stocks.  Securities will be  selected  on the  basis of their  appreciation  and  growth  potential.
Securities  considered to have capital  appreciation  and growth  potential will often include  securities of smaller and less mature  companies.  Such companies may  present  greater  opportunities  for capital  appreciation  because of high potential  earnings  growth,  but may also involve  greater risk.  They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the OTC market or on smaller  securities  exchanges.
As a result, the securities of smaller companies may have limited  marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average  capital appreciation appear favorable and the Fund's social criteria are satisfied.

The  Social  Awareness  Fund  may  enter  into  futures  contracts  (a  type  of derivative) (or options thereon) to hedge all or a portion of its portfolio,  as an efficient  means of adjusting its exposure to the stock market or to increase returns. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such  contracts used for  non-hedging  purposes will not equal more than 5% of the Fund's  net  assets.  The Fund may also write call and put options on a covered  basis and purchase put and call options on  securities and  financial  indices.  The value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. Under normal  circumstances,  the
Fund will invest all of its assets in issuers  that meet its social  criteria as set forth below and that offer investment potential.  Because of the limitations on investment  imposed by the social  criteria,  the  availability of investment opportunities  for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.

The Social Awareness Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

In  addition,  the  Fund  will  not  invest  in  securities  of  companies  that significantly  engage in: (1) the manufacture of weapon  systems;  (2) practices that,  on balance,  have a  detrimental  effect on the  environment;  or (3) the gambling  industry.  The Fund will monitor the  activities  identified  above to determine whether they are significant to an issuer's business. Significance may be  determined on the basis of the  percentage  of revenue  generated by, or the size of operations  attributable to, such activities.  The Fund may invest in an issuer that engages in the activities  set forth above,  in a degree that is not deemed significant by the Investment  Manager.  In addition,  the Fund will seek out companies that have  contributed  substantially  to the communities in which they  operate,  have a  positive  record  on  employment  relations,  have  made substantial  progress  in  the  promotion  of  women  and  minorities  or in the implementation  of benefit policies that support working parents,  or have taken notably positive steps in addressing environmental challenges.

The Investment Manager will evaluate an issuer's activities to determine whether it  engages  in any  practices  prohibited  by the Fund's  social  criteria.  In addition  to its own  research  with  respect  to an  issuer's  activities,  the
Investment   Manager  will  also  rely  on  other   organizations  that  publish
information for investors concerning the social policy implications of corporate activities.  The  Investment  Manager  may rely  upon  information  provided  by advisory  firms that  provide  social  research  on U.S.  corporations,  such as
Kinder,  Lydenberg & Domini & Co.,  Inc.  Investment  selection  on the basis of social  attributes is a relatively new practice and the sources for this type of information are not well  established.  The Investment  Manager will continue to identify and monitor sources of such  information to screen issuers which do not meet the social investment restrictions of the Fund.

If after  purchase of an issuer's  securities  by Social  Awareness  Fund, it is determined that such  securities do not comply with the Fund's social  criteria, the securities will be eliminated from the Fund's  portfolio within a reasonable time.  This  requirement  may cause the Fund to dispose of a security  at a time when it may be disadvantageous to do so.

MID CAP VALUE FUND (FORMERLY  VALUE FUND).  The investment  objective of Mid Cap
Value Fund is to seek long-term growth of capital. The Fund will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal  circumstances the Fund will consist primarily of various types of common stock,  which may include ADRs,  and securities  convertible  into common stocks which the  Investment  Manager  believes  are  undervalued  relative  to assets, earnings,  growth  potential  or cash flows.  See the  discussion  of ADRs under
"Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of companies with market capitalizations  substantially  similar  to  those of the  companies  in the S&P
MidCap 400 Index at the time of purchase.

The Mid Cap Value Fund may also invest in (i) preferred  stocks;  (ii) warrants;
(iii)  investment  grade debt  securities  (or unrated  securities of comparable quality);  (iv)  securities of other  investment  companies;  (v) futures;  (vi)
options;  and (vii) options on futures.  The Fund may also invest in convertible securities  (in any  rating  category),  including  up to 10% of its  assets  in instruments known as liquid yield option notes or "LYONS." The Fund may purchase securities on a "when-issued,"  "forward commitment" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved.  As an operating  policy,  the Fund may not invest more than 10% of its total assets in  securities  which  are  restricted  as  to  disposition  under  the  federal securities  laws.  The Fund may  purchase  without  regard  to this  limitation, restricted  securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities.
The Fund may also  invest in any other  type of  security  or  instrument  whose investment  characteristics  are consistent with the Fund's investment  program.
The Fund reserves the right to invest its assets  temporarily  in cash and money market  instruments  when,  in the  opinion  of the  Investment  Manager,  it is advisable to do so on account of current or anticipated market  conditions.  The
Fund may utilize  repurchase  agreements  on an  overnight  basis or bank demand accounts,  pending investment in securities or to meet potential  redemptions or expenses.  See the discussion of when-issued  securities,  restricted securities and repurchase agreements under "Investment Methods and Risk Factors."

SMALL CAP GROWTH FUND (FORMERLY SMALL COMPANY FUND). The investment objective of
Small Cap Growth Fund is to seek long-term  growth of capital.  The Fund invests primarily in equity securities of small market capitalization  companies ("small company  stocks").  Market  capitalization  means  the total  market  value of a company's  outstanding  common  stock.  The Fund  anticipates  that under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities  of  domestic  and  foreign  companies  with  market  capitalizations substantially similar to those of the companies in the Russell 2000 Growth Index at the time of  purchase.  The  equity  securities  in which the Fund may invest include common stocks,  preferred stocks (both convertible and non-convertible), warrants and rights.  It is anticipated  that the Fund will invest  primarily in companies whose  securities are traded on foreign or domestic stock exchanges or in the OTC market.  The Fund also may invest in  securities  of emerging  growth companies.  Emerging  growth  companies  are  companies  which have passed their start-up  phase and which show  positive  earnings  and  prospects  of achieving significant profit and gain in a relatively short period of time.

Under normal  conditions,  the Fund intends to invest primarily in small company stocks; however, the Fund is also permitted to invest up to 20% of its assets in equity  securities of domestic and foreign  issuers with market  capitalizations which  exceed  those  of  companies  in the  Russell  2000  Growth  Index,  debt obligations and domestic and foreign money market instruments, including bankers acceptances,  certificates  of deposit  and  discount  notes of U.S.  Government securities.  Debt  obligations  in which the Fund may invest will be  investment grade debt  obligations,  although the Fund may invest up to 5% of its assets in non-investment grade debt obligations.  In addition,  for temporary or emergency purposes,  the  Fund  can  invest  up to 100% of  total  assets  in  cash,  cash equivalents,  U.S.  Government  securities,  commercial  paper and certain other money market  instruments,  as well as repurchase  agreements  collateralized by these  types of  securities.  The Fund  also may  invest in  reverse  repurchase agreements and shares of non-affiliated  investment companies. The Fund may also
invest  in  any  other  type  of  security  or   instrument   whose   investment
characteristics  are  consistent  with the Fund's  investment  program.  See the discussion of such securities under "Investment Methods and Risk Factors."

The Fund may  purchase  an  unlimited  number of foreign  securities,  including securities  of  companies  in emerging  markets.  The Fund may invest in foreign securities,  either  directly  or  indirectly  through  the  use  of  depositary receipts.  Depositary  receipts,  including ADRs,  European  Depositary Receipts
("EDRs") and American  Depositary  Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund also may  invest in  securities  of  foreign  investment  funds or trusts  (including passive foreign investment companies). See the discussion of foreign securities, emerging  growth stocks,  currency risk and ADRs under  "Investment  Methods and
Risk Factors."

Some of the  countries  in which  the  Fund may  invest  may not  permit  direct investment  by  outside  investors.  Investment  in such  countries  may only be
permitted   through   foreign   government-approved   or   government-authorized
investment  vehicles,  which may include other investment  companies.  Investing through such  vehicles may involve  frequent or layered fees or expenses and may also be subject to  limitation  under the  Investment  Company Act of 1940.  See
"Investment  Methods and Risk Factors" - "Shares of Other Investment  Companies"
for more information.

The Fund may purchase  and sell foreign  currency on a spot basis and may engage in forward currency  contracts,  currency  options and futures  transactions for hedging or risk management  purposes.  See the discussion of currency risk under
"Investment Methods and Risk Factors."

At various  times the Fund may invest in derivative  instruments  for hedging or risk management  purposes or for any other permissible  purpose  consistent with the Fund's investment objective.  Derivative  transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options  thereon,  the purchase of put and call options on securities indexes and exchange-traded  options on currencies and the writing of put and call options on  securities  indexes.  The Fund may enter into spread transactions  and  swap  agreements.  The Fund  also may buy and sell  financial futures contracts which may include interest-rate  futures,  futures on currency exchanges,  and stock and bond index futures contracts.  The Fund may enter into any futures  contracts and related options without limit for "bona fide hedging"
purposes (as defined in the Commodity  Futures Trading  Commission  regulations)
and for other permissible  purposes,  provided that aggregate initial margin and premiums on  positions  engaged in for purposes  other than "bona fide  hedging"
will not exceed 5% of its net asset value,  after taking into account unrealized profits and losses on such contracts.  See "Investment Methods and Risk Factors"
for more  information  on  options,  futures  (and  options  thereon)  and other derivative instruments.

The Fund may acquire warrants which are securities  giving the holder the right, but  not the  obligation,  to buy  the  stock  of an  issuer  at a  given  price
(generally  higher  than the value of the stock at the time of  issuance),  on a specified  date,  during a specified  period,  or  perpetually.  Warrants may be acquired  separately or in connection with the acquisition of securities.  As an operating policy, the Fund may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets,  may be warrants  that are not listed on any recognized U.S. or foreign stock exchange.  Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

The Fund may engage in short selling against the box, provided that no more than
15% of the value of the Fund's net assets is in deposits on short sales  against the box at any one time. The Fund also may invest in REITs and other real estate industry  companies or companies with substantial real estate  investments.  See the  discussion of real estate  securities  under  "Investment  Methods and Risk
Factors."

As an  operating  policy,  the Fund may not  invest  more  than 10% of its total assets in securities  which are restricted as to  disposition  under the federal securities  laws.  The Fund may  purchase  without  regard  to this  limitation, restricted  securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities.
See the discussion of restricted  securities under "Investment  Methods and Risk
Factors." The Fund also may invest without limitation in securities purchased on a "when-issued,"  "forward  commitment" or "delayed delivery" basis as discussed under "Investment Methods and Risk Factors."

While  there  is  careful  selection  and  constant  supervision  by the  Fund's
Sub-Adviser, Strong, there can be no guarantee that the Fund's objective will be achieved.  Strong  invests in companies  whose  earnings are believed to be in a relatively  strong growth trend,  and, to a lesser extent, in companies in which significant  further  growth is not  anticipated  but which are  perceived to be undervalued.  In identifying  companies with favorable growth prospects,  Strong considers factors such as prospects for above-average sales and earnings growth;
high  return  on  invested  capital;  overall  financial  strength;  competitive advantages,  including  innovative  products and services;  effective  research, product development and marketing; and stable, capable management.

Investing in securities of small-sized and emerging growth companies may involve greater risks than  investing in larger,  more  established  issuers since these securities may have limited  marketability  and, thus, they may be more volatile than securities of larger, more established  companies or the market averages in general.  Because  small-sized  companies normally have fewer shares outstanding than  larger  companies,  it may be more  difficult  for the Fund to buy or sell significant  numbers of such shares without an unfavorable  impact on prevailing prices.  Small-sized  companies  may have  limited  product  lines,  markets  or financial  resources and may lack  management  depth.  In addition,  small-sized companies  are  typically  subject to wider  variations in earnings and business prospects than are larger, more established  companies.  There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Securities of issuers in "special  situations" also may be more volatile,  since the market  value of these  securities  may decline in value if the  anticipated benefits do not materialize.  Companies in "special situations" include, but are
not  limited  to,  companies   involved  in  an  acquisition  or  consolidation;
reorganization;  recapitalization;  merger, liquidation or distribution of cash, securities or other assets;  a tender or exchange offer, a breakup or workout of a holding company;  litigation which, if resolved  favorably,  would improve the value of the companies' securities; or a change in corporate control.

Although  investing in  securities  of emerging  growth  companies or issuers in
"special situations" offers potential for above-average returns if the companies are  successful,  the risk  exists that the  companies  will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an  investment  in the  Fund  may  involve  a  greater  degree  of risk  than an investment  in other  mutual  funds  that seek  long-term  growth of  capital by investing in better-known, larger companies.

ENHANCED INDEX FUND.  The investment  objective of the Enhanced Index Fund is to outperform  the  Standard & Poor's 500  Composite  Stock  Price  index (the "S&P
500®  Index")  through stock  selection  resulting in different  weightings of common stocks relative to the index.

The Fund will include the common stock of companies included in the S&P 500. The
S&P 500 is an index of 500 common  stocks,  most of which  trade on the New York
Stock Exchange Inc. (the "NYSE").  The Sub-Adviser,  DAMI, believes that the S&P
500 is representative of the performance of publicly traded common stocks in the
U.S. in general.

In seeking to outperform the S&P 500, the Sub-Adviser starts with a portfolio of stocks  representative  of the  holdings  of the  Index.  It then  uses a set of quantitative  criteria that are designed to indicate  whether a particular stock will  predictably  generate  returns  that  will  exceed  or be  less  than  the performance of the S&P 500. Based on these criteria,  the Sub-Adviser determines whether the Fund should  overweight,  underweight or hold a neutral  position in the stock relative to the  proportion of the S&P 500 that the stock  represents.
While the majority of the issues held by the Fund will have  neutral  weightings to the S&P 500,  approximately 150 will be over or underweighted relative to the index. In addition,  the  Sub-Adviser  may determine  based on the  quantitative criteria  that  certain  S&P 500  stocks  should  not be held by the Fund in any amount. The Fund may invest in REITs. The Fund may also invest in any other type of security or instrument whose investment  characteristics  are consistent with the Fund's  investment  program.  As an operating  policy,  under normal  market conditions,  the Fund  will  invest  at least  80% of its net  assets  in equity securities of companies in the index and in futures contracts  representative of the  stocks in the index.  The  Sub-Adviser  intends  to monitor  the sector and security  weightings  of the Fund  relative  to the  composition  of the S&P 500
Index.  As  noted  in  the  prospectus,  the  Sub-Adviser  will  overweight  and underweight  securities  in the index based on whether they believe a stock will generate  returns  that will  exceed or be less than the  Index.  While the Fund seeks to  modestly  outperform  the S&P 500  Index,  the Fund  expects  that its returns  will have a  coefficient  correlation  of .90% or better to the S&P 500
Index. The Sub-Adviser believes that the various  quantitative  criteria used to determine  which issues to over or  underweight  will balance each other so that the overall risk of the Fund will not be materially  different  than risk of the
S&P 500 itself.

ABOUT THE S&P 500. The S&P 500 is a well-known  stock market index that includes common stocks of 500 companies from several  industrial  sectors  representing a significant  portion of the market value of all common stocks publicly traded in the United States,  most of which are listed on the NYSE.  Stocks in the S&P 500 are  weighted  according  to their market  capitalization  (i.e.,  the number of shares outstanding  multiplied by the stock's current price). The composition of the S&P 500 is  determined  by S&P and is based on such  factors  as the  market capitalization  and  trading  activity  of  each  stock  and its  adequacy  as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's,®" "S&P 500,®" "Standard & Poor's 500," and
"500"  are  trademarks  of the  McGraw-Hill  Companies,  Inc.  The  Fund  is not
sponsored,  endorsed,  sold or promoted by Standard & Poor's,  a division of the
McGraw-Hill Companies, Inc. ("S&P").

INVESTMENT  CONSIDERATIONS.  The Fund may be  appropriate  for investors who are willing to endure stock market  fluctuations  in pursuit of  potentially  higher long-term  returns.  The Fund invests primarily for growth. The Fund is intended to be a long-term  investment  vehicle and is not designed to provide  investors with a means of speculating on short-term market movements.

As a mutual fund investing  primarily in common  stocks,  the Fund is subject to market  risk--i.e.,  the possibility  that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods  when stock  prices  generally  rise and periods  when prices  generally decline.

As a  diversified  mutual fund, no more than 5% of the assets of the Fund may be
invested  in  the   securities  of  one  issuer  (other  than  U.S.   Government
securities),  except that up to 25% of the Fund's assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the
S&P 500 should  concentrate  to an extent  greater than that amount,  the Fund's ability  to  achieve  its  objective  may be  impaired.  No more than 15% of the
Portfolio's  net assets may be invested  in  illiquid or not readily  marketable securities (including repurchase agreements and time deposits with maturities of more than seven days).

The Fund may maintain up to 25% of its assets in short-term  debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate  full  investment  in the S&P  500  while  retaining  a cash  fund  for management  purposes,  to facilitate  trading, to reduce transaction costs or to seek higher  investment  returns  when a futures  contract,  option,  warrant or convertible  security is priced more  attractively  than the  underlying  equity security  or S&P 500.  These  instruments  may be  considered  derivatives.  See
"Investment  Methods  and Risk  Factors"  for more  information  about  futures, options and warrants.

The  following  discussion  contains more  detailed  information  about types of instruments  in which the Fund may invest and  strategies  the  Sub-Adviser  may employ in pursuit of the Fund's investment objective.

OTHER EQUITY SECURITIES. As part of one of the strategies used to outperform the
S&P 500, the Fund may invest in the equity  securities of companies that are not included in the S&P 500.  These  equity  securities  may include  securities  of companies that are the subject of publicly announced acquisitions or other major corporate  transactions.  Securities of some of these companies may perform much like  a  fixed  income  investment  because  the  market  anticipates  that  the transaction  will likely be  consummated,  resulting  in a cash  payment for the securities.  In such cases,  the Fund may enter into  securities  index  futures contracts  and/or  related  options as described in this Statement of Additional
Information  in order to  maintain  its  exposure  to the  equity  markets  when investing  in these  companies.  While this  strategy  is  intended  to generate additional  gains for the Fund without  materially  increasing the risk to which the Fund is subject,  there can be no assurance  that the strategy  will achieve its intended results.

SHORT-TERM INSTRUMENTS. When the Fund experiences large cash inflows through the sale of securities and desirable equity  securities that are consistent with the
Fund's  investment  objective are  unavailable  in  sufficient  quantities or at attractive prices,  the Fund may hold short-term  investments for a limited time pending availability of such equity securities.  Short-term  instruments consist of: (i) short-term  obligations  issued or guaranteed by the U.S.  Government or any of its  agencies or  instrumentalities  or by any of the states;  (ii) other short-term debt securities  rated AA or higher by S&P or Aa or higher by Moody's or, if unrated,  of comparable quality in the opinion of the Sub-Adviser;  (iii)
commercial paper; (iv) bank obligations,  including  negotiable  certificates of deposit, time deposits and bankers' acceptances;  and (v) repurchase agreements.
At the time the Fund invests in commercial paper, bank obligations or repurchase agreements,  the issuer or the issuer's parent must have  outstanding debt rated
AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial  paper or bank  obligations  rated A-1 by S&P or  Prime-1  by  Moody's;  or, if no such ratings are  available,  the  instrument  must be of  comparable  quality in the opinion of the Sub-Adviser.

U.S.  GOVERNMENT  OBLIGATIONS.  The Fund may  invest  in  obligations  issued or
guaranteed  by  U.S.  Government,  its  agencies  or  instrumentalities.   These
obligations  may or may not be  backed by the "full  faith  and  credit"  of the
United States. In the case of securities not backed by the full faith and credit of the United  States,  the Fund must look  principally  to the  federal  agency issuing or guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim  against the United States itself in the event the agency or instrumentality  does not meet its commitments.  Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include,  but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service,  each of which has the right to borrow from the U.S.  Treasury  to meet its  obligations, and  obligations  of the Federal  Farm Credit  System and the Federal  Home Loan
Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include  obligations of the  Government  National  Mortgage
Association, the Farmers Home Administration, and the Export-Import Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a  "when-issued"  or "delayed  delivery"  basis.  For  example,  delivery of and payment  for these  securities  can take place a month or more after the date of the purchase  commitment.  The purchase price and the interest rate payable,  if any, on the securities are fixed on the purchase  commitment date or at the time the settlement date is fixed.  The value of such securities is subject to market fluctuation  and no interest  accrues to the Portfolio  until  settlement  takes place. See "Investment  Methods and Risk Factors" - "When Issued Securities" for
more information.

EQUITY  INVESTMENTS.  The Fund may  invest  in equity  securities  listed on any domestic  securities  exchange  or traded in the OTC  market as well as  certain restricted  or unlisted  securities.  They may or may not pay dividends or carry voting  rights.  Common stock  occupies the most junior  position in a company's capital structure.

REVERSE  REPURCHASE  AGREEMENTS.  The Fund may  borrow  funds for  temporary  or emergency purposes, such as meeting larger than anticipated redemption requests, and  not for  leverage,  by  among  other  things,  agreeing  to sell  portfolio securities to financial  institutions  such as banks and  broker-dealers  and to repurchase  them at a  mutually  agreed  date and price (a  "reverse  repurchase agreement").  At the time the Fund enters into a reverse repurchase agreement it will place in a segregated  custodial account cash or other liquid assets having a value equal to the  repurchase  price,  including  accrued  interest.  Reverse repurchase  agreements  involve the risk that the market value of the securities sold by the Fund may decline  below the  repurchase  price of those  securities.
Reverse repurchase agreements are considered to be borrowings by the Fund.

CONVERTIBLE  SECURITIES.  Convertible  securities  may  be  debt  securities  or preferred stocks that may be converted into common stock or that carry the right to purchase common stock.  Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock,  usually of the same company, at specified prices within a certain period of time.

The terms of any  convertible  security  determine  its  ranking in a  company's capital  structure.  In the case of  subordinated  convertible  debentures,  the holders'  claims on assets and earnings are  subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of  preferred  stock,  the  holders'  claims on assets and earnings are subordinated  to the  claims of all  creditors  and are  senior to the claims of common shareholders.

DERIVATIVES.  The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional  security,  asset, or market index.  Some  "derivatives"  such as  mortgage-related  and  other  asset-backed securities are in many respects like any other investment,  although they may be more volatile or less liquid than more traditional  debt securities.  There are, in fact,  many  different  types of  derivatives  and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional  hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining  exposure to a  particular  securities market without investing directly in those securities.

The Fund will only use derivatives for hedging  purposes.  While derivatives can be used as leveraged investments,  the Fund may not use them to leverage its net assets.  Derivatives will not be used to increase portfolio risk above the level that  would be  achieved  using only  traditional  investment  securities  or to acquire exposure to changes in the value of assets or indices that by themselves would  not be  purchased  for  the  Fund.  The  Fund  will  not  invest  in such instruments  as part of a  temporary  defensive  strategy  (in  anticipation  of declining  stock  prices) to protect  against  potential  market  declines.  See
"Investment  Methods and Risk  Factors" for more  information  about options and futures.

INTERNATIONAL FUND. The investment  objective of International Fund is long-term capital  appreciation  from  investment in foreign  equity  securities (or other securities with equity characteristics); the production of any current income is incidental  to  this  objective.  The  Fund  invests  primarily  in  established companies based in developed  countries outside the United States,  but may also invest  in  emerging  market  securities.  There  can be no  assurance  that the investment objective of the Fund will be achieved.

The Fund is designed for investors who are willing to accept short-term domestic and/or  foreign  stock  market  fluctuations  in pursuit of  potentially  higher long-term returns.

The Fund is not itself a balanced  investment  plan.  Investors  should consider their  investment  objective  and  tolerance  for risk when making an investment decision.

The value of the Fund's investments varies based upon many factors. Stock values fluctuate,  sometimes dramatically,  in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater  long-term  growth  potential than other types of securities.
Lower quality  securities offer higher yields, but also carry more risk. Because many foreign investments are denominated in foreign  currencies,  changes in the value of these  currencies  can  significantly  affect the Fund's  share  price.
General  economic factors in the various world markets can also impact the value of an investor's investment.  When an investor sells his or her shares, they may be worth more or less than what the investor paid for them.

The  following  is a discussion  of the various  investments  of and  techniques employed by the Fund.  Additional  information about the investment  policies of the Fund appears in "Investment Methods and Risk Factors" herein.

Under  normal  circumstances,  the Fund will invest at least 65% of the value of its total assets in the equity  securities  of foreign  issuers,  consisting  of common stock and other securities with equity characteristics. These issuers are primarily  established companies based in developed countries outside the United
States.  However the Fund may also invest in securities of issuers in developing
countries.   Investments  in  these  countries  will  be  based  upon  what  the
Sub-Adviser,  DAMI,  believes to be an acceptable degree of risk in anticipation of superior returns. The Fund will at all times be invested in the securities of issuers  based in at least three  countries  other than the United  States.  For further  discussion  of the unique risks  associated  with  investing in foreign
securities  in  both  developed  and  developing   countries,   see  "Investment
Objectives and Risk Factors" - "Certain Risks of Foreign Investing."

The Fund's  investments will generally be diversified  among several  geographic regions and countries.  Criteria for determining the appropriate distribution of investments  among  various  countries  and regions  include the  prospects  for
relative  growth  among  foreign   countries,   expected  levels  of  inflation,
government policies influencing  business  conditions,  the outlook for currency
relationships   and  the  range  of  alternative   opportunities   available  to
international investors.

In  countries  and  regions  with  well-developed  capital  markets  where  more information is available,  DAMI will seek to select  individual  investments for the Fund.  Criteria for selection of individual  securities include the issuer's competitive  position,  prospects  for  growth,  management  strength,  earnings
quality,   underlying   asset   value,   relative   market   value  and  overall
marketability.  The Fund may invest in  securities of companies  having  various levels of net worth,  including  smaller  companies whose securities may be more volatile than securities  offered by larger  companies with higher levels of net worth.

In other countries and regions where capital markets are  underdeveloped  or not easily accessed and  information is difficult to obtain,  the Fund may choose to invest  only at the  market  level.  Here the Fund may seek to  achieve  country exposure  through use of options or futures based upon an  established  index of securities  issued by local  issuers.  Similarly,  country  exposure may also be
achieved  through   investments  in  other  registered   investment   companies.
Restrictions on both these types of investment are more fully described below.

The  remainder  of the Fund's  assets will be invested in dollar and  non-dollar denominated  short-term  instruments.  These  investments  are  subject  to  the conditions discussed in more detail below.

The Fund invests  primarily in common  stocks and other  securities  with equity characteristics.  For purposes of the Fund's policy of investing at least 65% of the value of its total  assets in the  equity  securities  of  foreign  issuers,
"equity  securities"  are defined as common  stock,  preferred  stock,  trust or limited partnership  interests,  rights and warrants, and convertible securities
(consisting  of debt  securities or preferred  stock that may be converted  into common stock or that carry the right to purchase common stock). The Fund invests in securities listed on foreign or domestic securities  exchanges and securities traded  in  foreign  or  domestic  over-the-counter  markets  and may  invest in restricted or unlisted securities.

As an  operating  policy,  the Fund may not  invest  more  than 10% of its total assets in securities  which are restricted as to  disposition  under the federal securities  laws.  The Fund may  purchase  without  regard  to this  limitation, restricted  securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities.

The Fund may also utilize the following  investments  and investment  techniques and practices: American Depositary Receipts ("ADRs"), Global Depositary Receipts
("GDRS"),  European  Depositary  Receipts  ("EDRs"),   when-issued  and  delayed
delivery securities, securities lending, repurchase agreements, foreign currency exchange  transactions,  options on stocks,  options on foreign  stock  indices, futures  contracts on foreign stock indices,  and options on futures  contracts.
The Fund may also  invest in any other  type of  security  or  instrument  whose investment  characteristics  are consistent with the Fund's investment  program.
See "Investment Methods and Risk Factors" for further information.

The Fund  intends to stay  invested  in the  securities  described  above to the extent practical in light of its objective and long-term investment perspective.
However the Fund assets may be invested in short-term instruments with remaining maturities  of 397  days or less  (or in  money  market  mutual  funds)  to meet anticipated  redemptions and expenses or for day-to-day  operating  purposes and when,  in the  Sub-Adviser's  opinion,  it is  advisable  to  adopt a  temporary defensive position because of unusual or adverse conditions affecting the equity markets.  In addition,  when the Fund experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the
Fund's  investment  objective are  unavailable  in  sufficient  quantities or at attractive prices,  the Fund may hold short-term  investments for a limited time pending availability of such equity securities.  Short-term  instruments consist of foreign and domestic:  (i) short-term  obligations of sovereign  governments, their agencies,  instrumentalities,  authorities or political subdivisions; (ii)
other  short-term  debt  securities  rated Aa or  higher  by  Moody's  Investors
Service,  Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Services
("S&P") or, if unrated, of comparable quality in the opinion of the Sub-Adviser;
(iii) commercial paper; (iv) bank obligations, including negotiable certificates
of  deposit,  time  deposits  and  bankers'  acceptances;   and  (v)  repurchase
agreements.  At the time the Fund invests in commercial  paper, bank obligations
or  repurchase  agreements,   the  issuer  or  the  issuer's  parent  must  have
outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by  S&P;  or,  if no such  ratings  are  available,  the  instrument  must be of comparable  quality in the opinion of the Sub-Adviser.  These instruments may be denominated in U.S.  dollars or in foreign  currencies that have been determined
to  be  of  high  quality  by  a  nationally   recognized   statistical   rating
organization,  or if unrated, by the Sub-Adviser.  For more information on these rating categories see "Appendix A."

As a  diversified  mutual fund, no more than 5% of the assets of the Fund may be
invested  in  the   securities  of  one  issuer  (other  than  U.S.   Government
securities),  except that up to 25% of the Fund's assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. No more than 15% of the Fund's net assets may be invested in  illiquid  or not  readily  marketable  securities
(including  repurchase  agreements and time deposits maturing in more than seven calendar days).

SELECT 25 FUND. The investment  objective of Select 25 Fund is to seek long-term growth of  capital.  It is a  diversified  fund that  pursues its  objective  by normally concentrating its investments in a core position of 20-30 common stocks of growth companies that have exhibited consistent above average earnings and/or revenue  growth.  The Fund's  shareholders  will vote on a proposal to make it a non-diversified  fund as defined in the  Investment  Company Act of 1940. If the proposal were approved, it would mean that effective May 1, 2002, the Fund could hold a larger  position in a smaller  number of  securities  than a  diversified fund. The Investment  Manager selects as the core position for the Fund, what it believes  to  be  premier  growth  companies.  The  Investment  Manager  uses  a
"bottom-up"  approach in selecting  growth  stocks.  Portfolio  holdings will be replaced when one or more of the  companies'  fundamentals  have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.
There can be no assurance that the Fund's objective will be achieved.

The Fund may invest in (i) common stocks;  (ii) preferred stocks;  (iii) foreign securities  (including  ADRs); (iv) investment grade debt securities (or unrated securities  of  comparable  quality);  and (v)  securities  of other  investment companies.  The Fund may invest in a variety of investment companies,  including those that seek to track the  composition  and  performance of a specific index.
The Fund may use these  index-based  investments  as a way of managing  its cash position,  or to gain exposure to the equity  markets or a particular  sector of the equity markets, while maintaining liquidity.

The Fund may purchase  securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved.  As an operating  policy,  the Fund may not invest more than 10% of its total assets in  securities  which  are  restricted  as  to  disposition  under  the  federal securities  laws.  The Fund may  purchase  without  regard  to this  limitation, restricted  securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities.
The Fund may also  invest in any other  type of  security  or  instrument  whose investment characteristics are consistent with the Fund's investment program.

The Fund may enter into  futures  contracts (a type of  derivative)  (or options thereon) to hedge all or a portion of its  portfolio,  as an efficient  means of adjusting its exposure to the stock market or to increase returns. The Fund will limit its use of futures  contracts so that initial margin  deposits or premiums on such contracts used for  non-hedging  purposes will not equal more than 5% of the Fund's net asset  value.  The Fund may also write call and put  options on a covered basis and may purchase put and call options on securities  and financial
indices.  Futures  contracts,   options  and  the  risks  associated  with  such
instruments are described in further detail under  "Investment  Methods and Risk
Factors."

The Select 25 Fund reserves the right to invest its assets  temporarily  in cash and money market instruments when, in the opinion of the Investment  Manager, it is advisable to do so on account of current or  anticipated  market  conditions.
The Fund may utilize repurchase  agreements on an overnight basis or bank demand accounts,  pending investment in securities or to meet potential  redemptions or expenses.  See the  discussion of foreign  securities,  when issued  securities, restricted  securities,  options and futures,  and repurchase  agreements  under
"Investment Methods and Risk Factors."

LARGE CAP GROWTH FUND. The investment  objective of the Large Cap Growth Fund is long-term  capital  growth.  It pursues this  objective by primarily  investing, under normal  circumstances,  at least 80% of its net assets in common stock and other equity securities of large  capitalization  companies that, in the opinion of the Investment  Manager,  have long-term capital growth  potential.  The Fund invests  primarily in a portfolio of common stocks,  which may include  American
Depositary  Receipts  ("ADRs") or securities with common stock  characteristics, such as securities  convertible  to common  stocks.  The Fund also may invest in preferred  stocks,  bonds and other debt securities.  Since investments are made based on their potential for long-term  capital growth,  any current income that the Fund may earn is expected to be  incidental  to the  objective  of long-term capital  growth.  The Fund invests for long-term  growth of capital and does not intend to place emphasis upon short-term trading profits. The Fund defines large capitalization  companies  as  those  whose  total  market  value is at least $5 billion at the time of purchase.  The Fund is non-diversified within the meaning of the  Investment  Company  Act of 1940,  which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund may also  concentrate its  investments in a particular  industry or group of related industries.

The Investment Manager uses a growth-oriented  strategy to choose stocks,  which means  that it invests in  companies  whose  earnings  are  believed  to be in a relatively  strong growth trend. In identifying  companies with favorable growth prospects,  the  Investment  Manager  considers  factors such as  prospects  for above-average  sales and  earnings  growth;  high  return on  invested  capital;
overall  financial  strength;   competitive  advantages,   including  innovative
products and services;  effective  research,  product development and marketing;
and stable, capable management.

To manage risk in  declining or volatile  markets,  the  Investment  Manager may invest more in cash,  fixed-income  securities  and stocks that provide  income.
Fixed-income  securities  include  U.S.  government  securities,   foreign  debt
securities that are denominated in U.S.  dollars and high yield securities (also referred to as "junk bonds"). Although the Fund would do this only in seeking to avoid losses,  the Fund may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

The Large Cap Growth Fund may purchase  securities that have not been registered under the federal securities laws, provided that the securities are eligible for resale pursuant to Rule 144A.

The  Large  Cap  Growth  Fund  may  enter  into  futures  contracts  (a  type of derivative)  (or options  thereon) to hedge all or a portion of its portfolio or as an  efficient  means of  adjusting  its  exposure  to the stock  market or to increase  returns.  The Fund may also  write  call and put  options on a covered basis and purchase put and call options on securities and financial indices.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash  position,  to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining liquidity.

From  time to time,  the Fund may  purchase  securities  on a  "when-issued"  or
"delayed delivery" basis in excess of customary  settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market  fluctuation and no interest or dividends accrue to the Fund prior to the settlement  date. The Fund will establish a segregated  account in which it will maintain  cash or  liquid  securities  equal in value  to  commitments  for such when-issued or delayed delivery  securities.  Such segregated account may either be maintained with the Fund's  custodian bank or may simply be maintained on the
Fund's books. The Fund also may invest in warrants (other than those attached to other  securities)  which  entitle  the  holder to buy  equity  securities  at a specific price during or at the end of a particular  period. A warrant ceases to have value if it is not exercised prior to its expiration date. For a discussion of the risks associated with the securities and investment  techniques available to the Large Cap Growth  Fund,  see the  "Investment  Methods and Risk  Factors"
section of this Statement of Additional Information.

TECHNOLOGY  FUND.  The  objective of the  Technology  Fund is long-term  capital appreciation.  The  Fund  pursues  its  objective  by  investing,  under  normal circumstances,  at least  80% of its net  assets  in the  equity  securities  of technology  companies.  The  Fund  will  be  concentrated  and  expects  to hold approximately 30 to 50 positions. The Fund is non-diversified within the meaning of the  Investment  Company  Act of 1940.  The Fund may  invest up to 40% of its total assets in foreign securities.  The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.

The  Sub-Adviser,  Wellington,  uses fundamental  analysis to choose  technology securities in foreign and U.S. markets.  The Fund's investment approach is based on analyzing the  competitive  outlook for the  technology  sector,  identifying those  industries  likely  to  benefit  from the  current  and  expected  future
environment,   and  identifying  individual  opportunities.   The  Sub-adviser's
evaluation of technology  companies  rests on its solid knowledge of the overall competitive  environment  including supply and demand  characteristics,  trends, existing product evaluations, and new product developments within the technology
sector.   Fundamental  research  is  focused  on  direct  contact  with  company management, suppliers, and competitors.

Asset  allocation  within the Fund  reflects  the  Sub-Adviser's  opinion of the relative  attractiveness  of stocks  within  the  industries  of the  technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness,  and the number of undervalued  opportunities  in each industry.
Opportunities dictate the magnitude and frequency of changes in asset allocation among industries,  but some representation typically is maintained in each major industry,  including  computer software,  computer hardware,  semiconductors and equipment, communications equipment, and internet and new media.

Stocks considered for purchase typically share the following attributes:

o  A positive change in operating results is anticipated

o  Unrecognized or undervalued capabilities are present

o  The quality of management  indicates  that these factors will be converted to shareholder values.

Stocks will be considered for sale from the Fund when:

o  Target prices are achieved

o  Earnings  and/or  return  expectations  are  marked  down due to  fundamental changes in the company's operating outlook

o  More attractive value in a comparable company is available.

The Fund may invest in  securities  denominated  in any  currency.  The Fund may invest a  portion  of its  assets  in  options,  futures  and  forward  currency contracts.  Generally,  these derivative instruments involve the obligation,  in the case of futures  and  forwards,  or the right,  in the case of  options,  to purchase or sell financial instruments in the present or at a future date. These derivatives strategies will be used:

o  To adjust the portfolio's exposure to a particular currency

o  To manage risk

o  As a substitute for purchasing or selling securities

The Fund  intends  to enter  into  repurchase  agreements  only  with  banks and broker/dealers  believed by the  Sub-Adviser to present  minimal credit risks in accordance  with  guidelines  approved  by the Fund's  Board of  Directors.  The
Sub-Adviser will review and monitor the creditworthiness of such counterparties.
The Fund will not enter into a repurchase agreement with a maturity of more than seven  days if, as a result,  more than 15% of the value of its total net assets would be invested in such repurchase  agreements and other illiquid  investments and securities for which no readily available market exists.

Under adverse market conditions, the Fund could invest some or all of its assets
in  cash,  fixed-income  securities,   money  market  securities  or  repurchase
agreements.  Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market. For a discussion of the risks associated with the securities and investment  techniques available to the
Technology  Fund, see the "Investment  Methods and Risk Factors" section of this
Statement of Additional Information.

SECURITY ULTRA FUND -- The investment objective of Ultra Fund is to seek capital appreciation.  The  Fund  pursues  its  objective  by  investing,  under  normal circumstances,  at least 80% of its net  assets in a  diversified  portfolio  of equity securities with market capitalizations  substantially similar to those of companies  in the S&P  Midcap  400  Index at the time of  purchase.  Some of the companies  in the S&P Midcap  400 Index may have  market  capitalizations  below those of the S&P  Smallcap  Index and,  as a result,  the Fund is subject to the risks  associated  with  investing in small  capitalization  companies.  Current income will not be a factor in selecting  investments and any such income should be considered incidental.

There can be no assurance  that the  investment  objective of Ultra Fund will be achieved.  Nevertheless,  the Fund hopes,  by careful  selection  of  individual securities and by supervision of the investment portfolio, to increase the value of the Fund's shares.

Stocks  considered to have growth  potential  will include  securities of newer, unseasoned companies and may involve greater risks than investments in companies with  demonstrated  earning power. At times Ultra Fund may invest in warrants to purchase (or securities  convertible  into) common stocks or in other classes of securities  which  the  Investment  Manager  believes  will  contribute  to  the attainment of its  investment  objective.  The Fund may also invest in any other type of security or instrument whose investment  characteristics  are consistent with the Fund's  investment  program.  Securities other than common stock may be held, but Ultra Fund will not normally invest in fixed income  securities except for  defensive  purposes  or to employ  uncommitted  cash  balances.  Ultra Fund expects  that it may  invest in  repurchase  agreements  or in  certificates  of deposit  issued by banks or other bank demand  accounts,  pending  investment in other securities or to meet potential  redemptions or expenses.  Ultra Fund will not concentrate its investments in a particular industry or group of industries.
As an  operating  policy,  the Fund may not  invest  more  than 10% of its total assets in securities  which are restricted as to  disposition  under the federal securities  laws.  The Fund may  purchase  without  regard  to this  limitation, restricted  securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities.

The Fund may enter into  futures  contracts (a type of  derivative)  (or options thereon) to hedge all or a portion of its  portfolio,  as an efficient  means of adjusting its exposure to the stock market or to increase returns. The Fund will limit its use of futures  contracts so that initial margin  deposits or premiums on such contracts used for  non-hedging  purposes will not equal more than 5% of the Fund's net asset  value.  The Fund may also write call and put  options on a covered basis and may purchase put and call options on securities  and financial
indices.  Futures  contracts,   options  and  the  risks  associated  with  such
instruments are described in further detail under  "Investment  Methods and Risk
Factors."

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash  position,  to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining liquidity.

In seeking  capital  appreciation,  Ultra Fund expects to trade to a substantial degree in  securities  for the short term.  That is,  Ultra Fund will be engaged essentially in trading operations based on short term market considerations,  as distinct  from  long-term  investments,  based upon  fundamental  evaluation  of securities.  Investments  for  long-term  profits  are made when such  action is considered  to be sound and  helpful to Ultra  Fund's  overall  objective.  This investment policy is very speculative and involves substantial risk. An investor should  not  consider a  purchase  of Ultra  Fund's  shares as  equivalent  to a complete investment program.

Since Ultra Fund will trade  securities for the short term, the annual portfolio turnover  rate  generally  may be  expected to be greater  than 100%.  Portfolio turnover is the  percentage  of the lower of security  sales or purchases to the average  portfolio  value and would be 100% if all securities in Ultra Fund were replaced  within a period of one year.  A 100%  turnover  rate is  substantially greater  than  that  of  most  mutual  funds.  Short-term  investments  increase
portfolio   turnover  and  brokerage  costs  to  Ultra  Fund  and  thus  to  its shareholders.  Moreover,  to the extent  short-term  transactions  result in the realization  of net gains in  securities  held less than one year,  Ultra Fund's shareholders will be taxed on any such gains at ordinary income tax rates.

Ultra Fund will not make short  sales of  securities  unless at the time of such sales it owns or has the  right to  acquire,  as a result  of the  ownership  of convertible  or  exchangeable  securities  and  without  the  payment of further consideration,  an equal  amount of such  securities,  and it will  retain  such securities  so  long  as it is in a  short  position  as to  them.  Should  such securities be sold short,  the  underlying  security will be valued at the asked price.  Such  short  sales  will be used by Ultra  Fund only for the  purpose of deferring recognition of gain or loss for federal income tax purposes.

The foregoing  investment objective and policies of Ultra Fund may be altered by the Board of Directors without the approval of shareholders.

INVESTMENT METHODS AND RISK FACTORS

Some  of the  risk  factors  related  to  certain  securities,  instruments  and techniques  that may be used by one or more of the  Funds are  described  in the
"Main Risks" and "Investment Policies and Management  Practices" sections of the applicable  prospectus  and in this  Statement of  Additional  Information.  The following is a description of certain additional risk factors related to various securities,  instruments  and  techniques.  The risks so described only apply to those Funds which may invest in such  securities  and  instruments  or which use such  techniques.  Also  included  is a  general  description  of  some  of  the investment instruments,  techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.  Although a Fund may employ the  techniques,  instruments  and  methods described below,  consistent with its investment  objective and policies and any applicable law, no Fund will be required to do so.

SHARES OF OTHER  INVESTMENT  COMPANIES -- Each of the Funds may invest in shares of other  investment  companies.  Investment  in the shares of other  investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

REPURCHASE  AGREEMENTS -- Each of the Funds may utilize repurchase agreements on an overnight basis and in the case of Global, Small Cap Growth,  Enhanced Index,
International  and Technology  Funds may enter into  repurchase  agreements with longer maturities. A repurchase agreement is a contract under which a Fund would acquire a security  for a relatively  short period  (usually not more than seven days)  subject to the  obligation  of the seller to  repurchase  and the Fund to resell  such  security at a fixed time and price  (representing  the Fund's cost plus  interest).  Each of the Funds may enter into  repurchase  agreements  with respect to any  portfolio  securities  that it may acquire  consistent  with its investment  policies  and  restrictions.  The Funds may  enter  into  repurchase agreements to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities.  The Board of Directors of each Fund has delegated certain  responsibilities in connection with repurchase  agreements to the Investment Manager or Sub-Adviser. Those responsibilities include monitoring
and   evaluating  a  Fund's  use  of  repurchase   agreements,   evaluating  the
creditworthiness  of repurchase  agreement  counterparties and taking steps that are reasonably designed to ensure that a Fund's repurchase  agreements are fully collateralized.  Repurchase  agreements  subject the Funds to the risks that (i)
they may not be able to liquidate the securities immediately upon the insolvency of the other party,  or (ii) that  amounts  received in closing out a repurchase transaction  might be deemed  voidable  preferences  upon the  bankruptcy of the other party.

WHEN ISSUED AND FORWARD COMMITMENT  SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price,  which is generally  expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities  take place at a later date.  When issued  securities and forward commitments  may be sold prior to the settlement  date, but the Funds will enter into when issued and forward  commitments  only with the  intention  of actually receiving or delivering the securities,  as the case may be; however, a Fund may dispose of a commitment  prior to settlement if the Investment  Manager deems it appropriate to do so. No income accrues on securities  which have been purchased pursuant to a forward  commitment or on a when issued basis prior to delivery of the  securities.  If a Fund  disposes  of the  right to  acquire  a when  issued security prior to its acquisition or disposes of its right to deliver or receive against a forward  commitment,  it may incur a gain or loss.  At the time a Fund enters  into a  transaction  on a when  issued or forward  commitment  basis,  a segregated account consisting of cash or liquid securities equal to the value of the when  issued  or  forward  commitment  securities  will be  established  and maintained  with its custodian  and will be marked to market  daily.  There is a risk  that the  securities  may not be  delivered  and that the Fund may incur a loss.

AMERICAN  DEPOSITARY  RECEIPTS -- Each of the Funds may purchase  ADRs which are dollar-denominated  receipts issued  generally by U.S. banks and which represent the deposit with the bank of a foreign company's  securities.  ADRs are publicly traded on exchanges or over-the-counter  in the United States.  Investors should consider  carefully the  substantial  risks  involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic  investments.  ADRs,  European Depositary Receipts ("EDRs")
and Global  Depositary  Receipts  ("GDRs") or other securities  convertible into securities of issuers based in foreign countries are not necessarily denominated in the same  currency as the  securities  into which they may be  converted.  In general,  ADRs, in registered  form,  are  denominated  in U.S.  dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as
Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities  markets.  ADRs are  receipts  typically  issued  by a U.S.  bank or  trust  company  evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are global receipts evidencing a similar arrangement.
For purposes of the Fund's investment  policies,  ADRs, EDRs and GDRs are deemed to have the same  classification  as the underlying  securities  they represent.
Thus, an ADR, EDR or GDR representing  ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored"  facilities.
A sponsored  facility  is  established  jointly by the issuer of the  underlying security and a depositary,  whereas a depositary  may  establish an  unsponsored facility without participation by the issuer of the deposited security.  Holders of  unsponsored  depositary  receipts  generally  bear  all  the  cost  of  such facilities and the depositary of an unsponsored  facility frequently is under no obligation to distribute shareholder  communications received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

RESTRICTED  SECURITIES  --  Restricted  securities  cannot be sold to the public without  registration  under the  Securities  Act of 1933 ("1933  Act").  Unless registered  for  sale,  restricted  securities  can be sold  only  in  privately
negotiated   transactions  or  pursuant  to  an  exemption  from   registration.
Restricted securities are generally considered illiquid and, therefore,  subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by the Fund.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance  with Rule 144A under the  Securities Act of
1933.  Rule 144A  permits  the  resale to  "qualified  institutional  buyers" of
"restricted  securities"  that,  when  issued,  were  not of the  same  class as securities  listed on a U.S.  securities  exchange  or  quoted  in the  National
Association of Securities  Dealers  Automated  Quotation  System (the "Rule 144A
Securities").  A  "qualified  institutional  buyer"  is  defined  by  Rule  144A generally as an  institution,  acting for its own account or for the accounts of other qualified  institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $100  million  in  securities  of  issuers  not affiliated  with the  institution.  A dealer  registered  under  the  Securities
Exchange  Act of 1934 (the  "Exchange  Act"),  acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $10 million in securities of issuers not  affiliated  with the dealer may also  qualify as a qualified  institutional buyer,  as well as an  Exchange  Act  registered  dealer  acting  in a  riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible  for  developing  and  establishing guidelines and procedures for determining the liquidity of Rule 144A Securities.
As  permitted  by  Rule  144A,   the  Board  of  Directors  has  delegated  this
responsibility to the Investment Manager or relevant Sub-Adviser.  In making the determination  regarding the liquidity of Rule 144A  Securities,  the Investment
Manager or relevant  Sub-Adviser  will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition,  the Investment Manager or relevant Sub-Adviser may consider:  (1) the frequency  of trades  and  quotes;  (2) the  number  of  dealers  and  potential purchasers;  (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security,  the method of  soliciting  offers  and the  mechanics  of  transfer).
Investing in Rule 144A Securities and other restricted securities could have the effect  of  increasing  the  amount  of a Fund's  assets  invested  in  illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested, for a time, in purchasing these securities.

REAL ESTATE  SECURITIES -- Certain of the Funds may invest in equity  securities of REITs and other real estate industry  companies or companies with substantial real  estate  investments  and  therefore,  such Funds may be subject to certain risks  associated with direct  ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate;  possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions;
overbuilding;  increases in competition,  property taxes and operating expenses;
changes in zoning laws;  costs  resulting from the clean-up of, and liability to third parties for damages resulting from,  environmental  problems;  casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters;  limitations  on and  variations  in rents;  and  changes in interest rates.

REITs are pooled investment  vehicles which invest primarily in income producing real estate or real  estate  related  loans or  interests.  REITs are  generally classified as equity REITs,  mortgage REITs or hybrid REITs. Equity REITs invest the  majority  of their  assets  directly  in real  property  and derive  income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the  collection  of  interest  payments.  REITs  are not  taxed  on  income distributed to  shareholders  provided they comply with several  requirements of the Internal Revenue Code, as amended (the "Code").  Finally,  certain REITs may be  self-liquidating in that a specific term of existence is provided for in the trust  document.  Such  trusts run the risk of  liquidating  at an  economically inopportune time.

ZERO COUPON SECURITIES -- Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S.  Treasury notes and bonds.  These Funds also may invest in zero coupon and other deep discount  securities  issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and  payment-in-kind  securities.  Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest  in the  form of  additional  securities.  However,  a  portion  of the original  issue  discount  on  zero  coupon  securities  and the  "interest"  on payment-in-kind  securities  will be included in the  investing  Fund's  income.
Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid  certain  taxes,  the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions  must be made from the Fund's cash assets or, if  necessary,  from the  proceeds  of sales of  portfolio  securities.  The Fund will not be able to purchase  additional  income-producing  securities  with  cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and  payment-in-kind  securities  usually  trade at a deep  discount from their face or par value and will be subject  to greater  fluctuations  of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

FOREIGN INVESTMENT RISKS -- Investment in foreign securities  involves risks and considerations not present in domestic investments.  Foreign companies generally are  not  subject  to  uniform  accounting,  auditing  and  financial  reporting standards,  practices and  requirements  comparable to those  applicable to U.S.
companies.  The securities of non-U.S. issuers generally are not registered with the SEC,  nor are the issuers  thereof  usually  subject to the SEC's  reporting requirements.  Accordingly,  there may be less  publicly  available  information about  foreign  securities  and issuers than is  available  with respect to U.S.
securities and issuers.  Foreign  securities  markets,  while growing in volume, have for the most part  substantially  less volume than United States securities markets and  securities of foreign  companies  are generally  less liquid and at times their prices may be more volatile than prices of comparable  United States companies.  Foreign stock exchanges,  brokers and listed companies generally are subject to less government supervision and regulation than in the United States.
The  customary  settlement  time for foreign  securities  may be longer than the customary  settlement  time for United  States  securities.  A Fund's income and gains from  foreign  issuers  may be subject to  non-U.S.  withholding  or other taxes, thereby reducing its income and gains. In addition,  with respect to some foreign  countries,  there is the  increased  possibility  of  expropriation  or confiscatory  taxation,  limitations  on the removal of funds or other assets of the Fund,  political or social  instability,  or diplomatic  developments  which could  affect  the  investments  of  the  Fund  in  those  countries.  Moreover, individual  foreign  economies may differ favorably or unfavorably from the U.S.
economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment,  resource self-sufficiency and balance of payments positions.

RISKS OF  CONVERSION  TO EURO -- On  January 1, 1999,  eleven  countries  in the
European  Monetary Union adopted the euro as their official  currency.  However, their current  currencies (for example,  the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries.  A common currency is expected to provide some benefits in those markets,  by  consolidating  the government  debt market for those countries and reducing some currency risks and costs.  However, the  conversion  to the new  currency  could have a negative  impact on the Fund operationally.  The exact impact is not known,  but it could affect the value of some of the Fund's holdings and increase its operational costs.

BRADY  BONDS --  Certain  Funds  may  invest in  "Brady  Bonds,"  which are debt restructurings  that provide for the exchange of cash and loans for newly issued bonds.  Brady Bonds are  securities  created  through  the  exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt  restructuring  under a debt restructuring plan  introduced by former U.S.  Secretary of the  Treasury,  Nicholas F. Brady.
Investors  should recognize that Brady Bonds have been issued only recently and,
accordingly,   do  not  have  a  long  payment  history.   Brady  Bonds  may  be
collateralized or uncollateralized,  are issued in various currencies (primarily the U.S.  dollar)  and are  actively  traded in the  secondary  market for Latin
American debt.  The Salomon  Brothers Brady Bond Index provides a benchmark that can be used to compare  returns of emerging  market  Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Some  Funds  invest  only in  collateralized  Brady  Bonds  denominated  in U.S.
dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S.  Treasury  zero coupon  bonds having the same  maturity as the bonds.  Interest payments on such bonds generally are  collateralized by cash or securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of rolling  interest  payments  or, in the case of floating  rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

EMERGING  COUNTRIES  --  Certain  Funds may  invest in  securities  in  emerging markets.  Investing in securities in emerging countries may entail greater risks than  investing in  securities in developed  countries.  These risks include (i)
less social,  political and economic  stability;  (ii) the small current size of the markets for such  securities and the currently low or nonexistent  volume of trading,  which result in a lack of liquidity and in greater  price  volatility;
(iii)  certain  national  policies  which may  restrict  the  Fund's  investment opportunities,  including  restrictions  on  investment in issuers or industries deemed  sensitive  to national  interests;  (iv) foreign  taxation;  and (v) the absence of  developed  structures  governing  private or foreign  investment  or allowing for judicial redress for injury to private property.

POLITICAL AND ECONOMIC  RISKS -- Investing in  securities of non-U.S.  companies may  entail  additional  risks  due  to the  potential  political  and  economic
instability   of   certain   countries   and   the   risks   of   expropriation,
nationalization,  confiscation  or the  imposition  of  restrictions  on foreign investment  and on  repatriation  of  capital  invested.  In the  event  of such expropriation,  nationalization  or other  confiscation  by any country,  a Fund could lose its entire investment in any such country.

An  investment  in the Fund is  subject  to the  political  and  economic  risks associated with investments in emerging markets.  Even though  opportunities for investment  may exist in  emerging  markets,  any  change in the  leadership  or policies of the  governments of those countries or in the leadership or policies of any other  government  which  exercises a  significant  influence  over those countries,  may halt the expansion of or reverse the  liberalization  of foreign
investment   policies  now  occurring  and  thereby   eliminate  any  investment
opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large  quantities of real and personal  property  similar to the property  which will be  represented  by the  securities  purchased  by the Fund.  The claims of property owners against those governments were never finally settled.  There can be no assurance  that any property  represented  by securities  purchased by the
Fund will not also be expropriated,  nationalized,  or otherwise confiscated. If such  confiscation  were to occur, the Fund could lose a substantial  portion of its investments in such  countries.  The Fund's  investments  would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS  AND ETHNIC  INSTABILITY  -- Certain  countries in which the Funds may
invest  may  have  vocal   minorities   that  advocate   radical   religious  or
revolutionary  philosophies or support ethnic  independence.  Any disturbance on the  part  of  such  individuals  could  carry  the  potential  for  wide-spread destruction  or  confiscation  of property  owned by  individuals  and  entities foreign to such  country  and could cause the loss of the Fund's  investment  in those countries.

FOREIGN  INVESTMENT   RESTRICTIONS  --  Certain  countries  prohibit  or  impose substantial  restrictions on investments in their capital markets,  particularly their equity markets,  by foreign entities such as the Funds. As  illustrations, certain countries require governmental  approval prior to investments by foreign persons,  or limit the amount of investment  by foreign  persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of  certain  countries  may  restrict  investment  opportunities  in  issuers or industries deemed sensitive to national interests.  In addition,  some countries require governmental approval for the repatriation of investment income, capital or the  proceeds of  securities  sales by foreign  investors.  The Fund could be
adversely   affected  by  delays  in,  or  a  refusal  to  grant,  any  required governmental  approval for repatriation,  as well as by the application to it of other restrictions on investments.

NON-UNIFORM  CORPORATE  DISCLOSURE  STANDARDS  AND  GOVERNMENTAL  REGULATION  --
Foreign  companies are subject to accounting,  auditing and financial  standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular,  the assets, liabilities and profits appearing on the  financial  statements  of such a company may not  reflect its  financial position or results of  operations  in the way they would be reflected  had such financial  statements been prepared in accordance with U.S.  generally  accepted accounting principles. Such securities will not be registered with the SEC or in some cases  regulators of any foreign  country,  nor will the issuers thereof be subject to the SEC's reporting requirements.  Thus, there will be less available information  concerning  foreign  issuers of such  securities held by Funds that invest in foreign  securities  than is available  concerning  U.S.  issuers.  In instances where the financial  statements of an issuer are not deemed to reflect accurately the financial  situation of the issuer, the Investment Manager or the applicable  Sub-Adviser  will take  appropriate  steps to evaluate  the proposed investment,  which may include  interviews with its management and consultations with accountants,  bankers and other  specialists.  There is substantially  less publicly  available  information  about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where  public  information  is  available,  it may be less  reliable  than  such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their  prices  more  volatile  than  securities  of  comparable  U.S.
issuers.  In addition,  foreign  securities  exchanges and brokers generally are subject to less  governmental  supervision  and regulation than in the U.S., and
foreign  securities   exchange   transactions   usually  are  subject  to  fixed
commissions,  which  generally are higher than  negotiated  commissions  on U.S.
transactions.  In addition,  foreign  securities  exchange  transactions  may be subject to  difficulties  associated  with the settlement of such  transactions.
Delays in settlement  could result in temporary  periods when assets of the Fund are  uninvested  and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems could cause it to miss attractive opportunities.  Inability to dispose of a portfolio security due to  settlement  problems  either  could  result  in  losses  to the  Fund due to subsequent  declines  in value of the  portfolio  security  or,  if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.  The Investment Manager or relevant  Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S.  WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

CURRENCY RISK -- Because certain Funds, under normal  circumstances,  may invest substantial  portions of its total assets in the  securities of foreign  issuers which are  denominated  in foreign  currencies,  the strength or weakness of the
U.S. dollar against such foreign  currencies will account for part of the Fund's investment  performance.  A  decline  in the  value of any  particular  currency against  the U.S.  dollar will cause a decline in the U.S.  dollar  value of the
Fund's holdings of securities denominated in such currency and, therefore,  will cause an overall  decline in the Fund's net asset  value and any net  investment income and capital gains to be distributed in U.S.  dollars to  shareholders  of the Fund.

The rate of exchange  between the U.S. dollar and other currencies is determined by several  factors  including the supply and demand for particular  currencies, central bank efforts to support particular currencies,  the movement of interest rates,  the pace of business  activity in certain other  countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert  holdings of foreign  currencies into U.S.  dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference ("spread")
between  the prices at which they are buying  and  selling  various  currencies.
Thus,  a dealer  may offer to sell a foreign  currency  to the Fund at one rate, while  offering a lesser  rate of  exchange  should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS -- WRITING  (SELLING)  COVERED CALL OPTIONS.  A call option gives the holder  (buyer)  the "right to  purchase"  a security or currency at a specified  price  (the  exercise  price) at any time  until a certain  date (the expiration  date).  So long as the  obligation  of the  writer of a call  option continues,  he may be assigned an exercise notice by the  broker-dealer  through whom such option was sold,  requiring him to deliver the underlying  security or currency against payment of the exercise price. This obligation  terminates upon the  expiration  of the call  option,  or such  earlier time at which the writer effects a closing  purchase  transaction by repurchasing an option  identical to that previously sold.

Certain Funds may write (sell)  "covered"  call options and purchase  options to close out  options  previously  written  by the Fund.  In writing  covered  call options,  the Fund expects to generate  additional  premium  income which should serve to  enhance  the  Fund's  total  return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies  which,  in the opinion of the  Investment  Manager or relevant  Sub-Adviser,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency,  having an exercise price equal to or less than the exercise price of the "covered"  option, or will establish and maintain with its  custodian  for the term of the  option,  an account  consisting  of cash or liquid  securities  having a value equal to the fluctuating  market value of the optioned  securities or currencies.  Fund securities or currencies on which call options  may be  written  will be  purchased  solely on the basis of  investment considerations consistent with the Fund's investment objectives.  The writing of covered call options is a conservative  investment technique believed to involve relatively  little  risk (in  contrast  to the  writing  of  naked or  uncovered options,  which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the  opportunity  for profit from a price  increase  in the  underlying security or currency above the exercise price, but conversely,  retains the risk of loss should the price of the  security or  currency  decline.  Unlike one who owns securities or currencies not subject to an option,  the Fund has no control over when it may be required to sell the  underlying  securities or  currencies, since it may be assigned an exercise  notice at any time prior to the expiration of its  obligations  as a writer.  If a call  option  which the Fund has written expires,  the Fund will  realize a gain in the amount of the  premium;  however, such  gain may be  offset by a decline  in the  market  value of the  underlying security or currency during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

Call options  written by the Fund will  normally have  expiration  dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time,  the Fund may purchase an underlying  security or currency for delivery in accordance with an exercise  notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying  security or currency,  the  relationship  of the exercise  price to such market price,  the  historical  price  volatility of the underlying  security or currency,  and the length of the option period. Once the decision  to write a call  option  has been  made,  the  Investment  Manager  or relevant Sub-Adviser,  in determining whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness of the  anticipated  premium and the likelihood that a liquid  secondary  market will exist for those  options.  The  premium  received  by the Fund for  writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock  Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon expiration of the option,  the purchase of an identical  option in a closing  transaction,  or delivery of the underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction is less or more than the premium  received from the writing of the option.  Because  increases  in the market price of a call option will generally reflect increases in the market price of the underlying  security or currency,  any loss  resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation  of the underlying  security or currency owned by the Fund.

WRITING (SELLING)  COVERED PUT OPTIONS.  A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying  security or currency at the exercise  price during the option period
(American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to make payment of the exercise  price against  delivery of the  underlying  security or currency.  The  operation  of put  options in other  respects,  including  their related risks and rewards,  is substantially  identical to that of call options.
Certain  Funds may write  American  or  European  style  covered put options and purchase options to close out options previously written by the Fund.

Certain  Funds may write put  options on a covered  basis,  which means that the
Fund would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise  price at all times while the put option is  outstanding;  (ii) sell short the  security or currency  underlying  the put option at the same or higher price than the exercise price of the put option; or
(iii) purchase an option to sell the underlying  security or currency subject to the option having an exercise  price equal to or greater than the exercise price of the "covered"  option at all times while the put option is outstanding.  (The rules of a clearing corporation  currently require that such assets be deposited in escrow to secure  payment of the  exercise  price.) The Fund would  generally write  covered  put options in  circumstances  where the  Investment  Manager or relevant  Sub-Adviser wishes to purchase the underlying security or currency for the Fund's  portfolio  at a price  lower than the  current  market  price of the security  or  currency.  In such event the Fund  would  write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt  securities or currencies  maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market  uncertainty.  The risk in such a  transaction  would be that the  market price of the  underlying  security or currency  would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant  loss to the Fund. In addition,  the Fund,  because it does not own the specific  securities or currencies  which it may be required to purchase in the exercise of the put,  cannot  benefit  from  appreciation,  if any,  with respect to such specific securities or currencies.

PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option,  which  increases  such Fund's  return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect,  among other things,  the  relationship  of the market price of the underlying  security to the exercise price of the option,  the term of the option and the volatility of the market price of the underlying security.
By writing a call  option,  a Fund  limits its  opportunity  to profit  from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option,  a Fund assumes the risk that it may be required to purchase the  underlying  security for an exercise price higher than its then current  market  value,  resulting  in a potential  capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an  outstanding  call  option,  to prevent an  underlying  security or currency from being called, or, to permit the sale of the underlying security or currency.  A Fund may  terminate  an  option  that it has  written  prior to its expiration by entering into a closing purchase transaction in which it purchases an option  having the same terms as the option  written.  A Fund will  realize a profit or loss from such  transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market  price of a call option will  generally  reflect  increases in the market price of the underlying security, any loss resulting from the purchase of a call  option  is  likely  to be  offset  in  whole  or in part  by  unrealized appreciation of the underlying security owned by such Fund.

Furthermore,  effecting  a closing  transaction  will  permit  the Fund to write another  call  option on the  underlying  security  or  currency  with  either a different exercise price or expiration date or both. If the Fund desires to sell a particular  security or currency  from its portfolio on which it has written a call  option,  it will  seek to  effect  a  closing  transaction  prior  to,  or concurrently with, the sale of the security or currency. There is, of course, no assurance  that the Fund will be able to effect such closing  transactions  at a favorable  price.  If the Fund cannot enter into such a  transaction,  it may be required to hold a security or currency that it might  otherwise have sold. When the Fund  writes a covered  call  option,  it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the  exercise  price,  as  well  as the  risk of  being  required  to hold on to securities or currencies that are  depreciating  in value.  This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are  normally  higher  than those  applicable  to  purchases  and sales of portfolio securities.

PURCHASING  CALL OPTIONS.  Certain Funds may purchase  American or European call options.  The Fund may enter into closing sale transactions with respect to such options,  exercise  them or permit them to expire.  The Fund may  purchase  call options for the purpose of increasing its current return.

Call options may also be  purchased  by a Fund for the purpose of acquiring  the underlying securities or currencies for its portfolio. Utilized in this fashion, the  purchase of call  options  enables the Fund to acquire  the  securities  or currencies  at the exercise  price of the call option plus the premium  paid. At times the net cost of acquiring  securities  or currencies in this manner may be less than the cost of acquiring  the  securities or  currencies  directly.  This technique may also be useful to a Fund in purchasing a large block of securities or  currencies  that  would  be more  difficult  to  acquire  by  direct  market purchases.  So long as it holds such a call option  rather  than the  underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the  underlying  security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

As an  operating  policy,  the Funds will  purchase a put or call option only if after such purchase, the value of all call and put options held by the Fund will not  exceed 5% of the  Fund's  total  assets.  The Fund may also  purchase  call options  on  underlying  securities  or  currencies  it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an  underlying  security  or currency  having a current market value below the price at which such security or currency was purchased by the Fund,  an increase in the market  price could  result in the exercise of the call option written by the Fund and the  realization of a loss on the underlying security or currency with the same  exercise  price and  expiration  date as the option previously written.

PURCHASING  PUT OPTIONS.  Certain  Funds may purchase put options.  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit  them to expire.  A Fund may  purchase  a put option on an  underlying security  or  currency  (a  "protective  put")  owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency.  Such hedge protection is provided only during the life of the put option when the Fund,  as the holder of the put option,  is able to sell the underlying  security or currency at the put exercise price regardless of any decline in the underlying  security's market price or currency's exchange value.
The premium paid for the put option and any  transaction  costs would reduce any capital gain otherwise  available for distribution when the security or currency is eventually sold.

A Fund may  purchase  put  options  at a time  when  the  Fund  does not own the underlying  security or  currency.  By  purchasing  put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining  value,  and if the market price of the underlying  security or currency  remains equal to or greater than the exercise price during the life of the put option,  the Fund will lose its entire  investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying  security or currency  must decline  sufficiently  below the exercise price to cover the premium and transaction costs,  unless the put option is sold in a closing sale transaction.

DEALER  OPTIONS.  Certain  Funds may  engage in  transactions  involving  dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise  exchange-traded options, if the Fund were to purchase a dealer option,  it would rely on the dealer from whom it purchased the  option to perform if the option  were  exercised.  Exchange-traded  options generally  have a  continuous  liquid  market  while  dealer  options have none.
Consequently,  the Fund will  generally be able to realize the value of a dealer option it has purchased  only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option  prior to its  expiration  only by entering  into a closing purchase  transaction with the dealer to which the Fund originally wrote the  option.  While the Fund will seek to enter into  dealer  options  only with dealers who will agree to and which are expected to be capable of entering  into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer  option at a favorable  price at any time prior to expiration.  Failure  by the  dealer  to do so would  result  in the loss of the premium  paid  by the  Fund as well  as  loss  of the  expected  benefit  of the transaction.  Until the Fund, as a covered dealer call option writer, is able to effect  a  closing  purchase  transaction,  it will  not be  able  to  liquidate securities  (or other  assets)  used as cover  until the  option  expires  or is exercised.  In the event of  insolvency  of the  contra  party,  the Fund may be unable to  liquidate a dealer  option.  With  respect to options  written by the
Fund, the inability to enter into a closing  transaction  may result in material losses to the Fund. For example, since the Fund must maintain a secured position with  respect to any call option on a security it writes,  the Fund may not sell the assets which it has  segregated to secure the position while it is obligated under the  option.  This  requirement  may  impair  the  Fund's  ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that  purchased  dealer  options and the assets used to secure the written  dealer  options are illiquid  securities.
The Fund may treat the  cover  used for  written  OTC  options  as liquid if the dealer agrees that the Fund may  repurchase  the OTC option it has written for a maximum price to be calculated by a predetermined  formula.  In such cases,  the
OTC  option  would  be  considered  illiquid  only  to the  extent  the  maximum repurchase price under the formula exceeds the intrinsic value of the option. To this  extent,  the Fund will  treat  dealer  options  as  subject  to the Fund's limitation  on  illiquid  securities.  If the SEC  changes  its  position on the liquidity  of  dealer  options,  the Fund  will  change  its  treatment  of such instrument accordingly.

CERTAIN  RISK FACTORS IN WRITING  CALL  OPTIONS AND IN  PURCHASING  CALL AND PUT
OPTIONS.  During the option  period,  a Fund, as writer of a call option has, in return for the  premium  received on the option,  given up the  opportunity  for capital  appreciation  above the  exercise  price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus  transaction  costs. If the Fund does not exercise the option and is unable to close out the position  prior to expiration  of the option,  it will lose its entire investment.

An option  position  may be closed  out only on an  exchange  which  provides  a secondary market.  There can be no assurance that a liquid secondary market will exist for a particular  option at a particular time and that the Fund, can close out its  position by effecting a closing  transaction.  If the Fund is unable to effect a closing purchase  transaction,  it cannot sell the underlying  security until the option expires or the option is exercised.  Accordingly,  the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous  to do so. Possible  reasons for the absence of a liquid  secondary market  include the  following:  (i)  insufficient  trading  interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts,  suspensions  or other  restrictions  imposed with respect to  particular classes or series of options or underlying  securities;  (iv)  inadequacy of the facilities of an exchange or the clearing  corporation to handle trading volume;
and (v) a  decision  by one or more  exchanges  to  discontinue  the  trading of options or impose restrictions on orders. In addition,  the hours of trading for options may not conform to the hours during which the underlying  securities are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant  price and rate movements can take place in the  underlying  markets that cannot be reflected  in the options  markets.  The purchase of options is a highly specialized  activity which involves  investment techniques  and  risks  different  from  those  associated  with  ordinary  Fund securities transactions.

Each exchange has established  limitations  governing the maximum number of call options,  whether or not  covered,  which may be  written  by a single  investor acting alone or in concert with others  (regardless  of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of  positions  found to be in  violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK  INDICES.  Options on stock  indices  are similar to options on specific  securities except that, rather than the right to take or make delivery of the specific  security at a specific  price, an option on a stock index gives the holder the right to receive,  upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than,  in the case of a put,  the  exercise  price of the  option.  This amount of cash is equal to such  difference  between  the  closing  price of the index and the exercise price of the option expressed in dollars  multiplied by a specified  multiple.  The writer of the option is  obligated,  in return for the premium  received,  to make delivery of this amount.  Unlike options on specific securities,  all settlements of options on stock indices are in cash and gain or loss  depends on general  movements  in the stocks  included in the index rather than price movements in particular  stocks. A stock index futures contract is an agreement  in which one party  agrees to  deliver to the other an amount of cash equal to a specific amount  multiplied by the difference  between the value of a specific  stock index at the close of the last  trading day of the  contract and the price at which the agreement is made. No physical  delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the  movements in the level of the index rather than upon  movements in the price of a particular  security,  whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index  depends upon the  movements in the level of prices in the market  generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful  use of  positions  will depend  upon the  ability of the  Investment
Manager or relevant  Sub-Adviser to predict correctly movements in the direction of the market  generally  or in the  direction of a  particular  industry.  This requires  different skills and techniques than predicting  changes in the prices of individual securities.

Index prices may be distorted if trading of securities  included in the index is interrupted.  Trading  in index  options  also  may be  interrupted  in  certain circumstances,  such as if  trading  were  halted  in a  substantial  number  of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if  restrictions on exercise were imposed, might be unable to exercise an option it purchased,  which would result in substantial losses.

Price movements in Fund  securities will not correlate  perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the  securities  may not  increase  as much as the level of the  index.  In this event,  the Fund  would bear a loss on the call  which  would not be  completely offset by movements in the prices of the  securities.  It is also  possible that the index may rise when the value of the  Fund's  securities  does not.  If this occurred,  a Fund would  experience a loss on the call which would not be offset by an increase in the value of its securities  and might also  experience a loss in the market value of its securities.

Unless a Fund has other  liquid  assets  which are  sufficient  to  satisfy  the exercise  of a call on the  index,  the  Fund  will  be  required  to  liquidate securities in order to satisfy the exercise.

When a Fund has  written  a call on an  index,  there is also the risk  that the market may decline between the time the Fund has the call exercised  against it, at a price  which is fixed as of the  closing  level of the index on the date of exercise,  and the time the Fund is able to sell securities.  As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on  securities  where  the Fund  would be able to  deliver  the  underlying security  in  settlement,  the Fund may have to sell part of its  securities  in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination  of the closing index value for the day, it runs the risk that the level of the underlying  index may change before closing.  If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the  difference  between the closing  index value and the exercise  price of the option  (multiplied  by  the  applicable  multiplier)  to the  assigned  writer.
Although  the Fund may be able to  minimize  this risk by  withholding  exercise instructions  until just before the daily cutoff time or by selling  rather than exercising an option when the index level is close to the exercise price, it may not be  possible to  eliminate  this risk  entirely  because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES.  Certain Funds may enter into futures  contracts,  including stock and bond index,  interest rate and currency futures ("futures" or "futures contracts").  A futures  contract  provides for the future sale by one party and purchase by another party of a specific  financial  instrument (e.g., units of a stock index) for a specified price,  date, time and place designated at the time the contract is made.  Brokerage  fees are incurred  when a futures  contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly  referred to as buying or  purchasing a contract or holding a long  position.  Entering  into a contract  to sell is  commonly  referred to as selling a contract or holding a short position.

An example of a stock index futures contract follows.  The Standard & Poor's 500
Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which  are  listed on the New York  Stock  Exchange.  The S&P 500 Index  assigns relative  weightings to the common stocks  included in the Index,  and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x
$150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place.  Instead,  settlement in cash occurs.
Over the life of the contract,  the gain or loss realized by the Fund will equal the  difference  between the  purchase  (or sale) price of the  contract and the price at which the contract is terminated.  For example, if the Fund enters into a futures  contract to buy 500 units of the S&P 500 Index at a specified  future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date,  the Fund will gain  $2,000  (500 units x gain of $4).  If the Fund enters into a futures  contract  to sell 500 units of the  stock  index at a  specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

Unlike when the Fund  purchases  or sells a security,  no price would be paid or received  by the Fund  upon the  purchase  or sale of a futures  contract.  Upon entering into a futures  contract,  and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities  known as "initial  margin."  The margin  required  for a  particular futures contract is set by the exchange on which the contract is traded, and may be  significantly  modified from time to time by the exchange during the term of the contract.  Futures  contracts are customarily  purchased and sold on margins that may range  upward  from less  than 5% of the  value of the  contract  being traded.

Margin  is the  amount  of funds  that  must be  deposited  by the Fund with its custodian in a segregated account in the name of the futures commission merchant
(or, in some cases, may be held on deposit directly with the futures  commission merchant) in order to initiate  futures  trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance  of the  futures  contract.  The margin  required  for a  particular futures contract is set by the exchange on which the futures contract is traded, and may be  significantly  modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures  contract  changes (by increase in the case of a sale or by decrease  in the case of a purchase)  so that the loss on the futures contract  reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position  increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent  payments,  called "variation  margin," to and from the futures broker,  are  made  on a daily  basis  as the  price  of the  underlying  assets fluctuate  making the long and short  positions in the futures  contract more or less  valuable,  a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although  certain  futures  contracts,  by their terms,  require  actual  future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery  date.  Closing out an open futures  contract  sale or purchase is effected by entering  into an  offsetting futures contract purchase or sale,  respectively,  for the same aggregate amount of the  identical  securities  and the same  delivery  date.  If the  offsetting purchase  price is less than the original sale price,  the Fund realizes a gain;
if it is more,  the Fund realizes a loss.  Conversely,  if the  offsetting  sale price is more than the original  purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The  transaction  costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter  into an  offsetting  transaction  with  respect  to a  particular futures  contract at a particular time. If the Fund is not able to enter into an offsetting  transaction,  the Fund will  continue to be required to maintain the margin deposits on the futures contract.

Options on futures are similar to options on underlying  instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures  contract (a long  position if the option is a call and a short  position  if the option is a put),  rather than to purchase or sell the futures contract,  at a specified exercise price at any time during the period of the option.  The writer of an option on a futures contract is required to deposit  margin  pursuant  to  requirements  similar to those  applicable  to futures  contracts.  Upon  exercise of the option,  the  delivery of the futures position  by the  writer of the  option  to the  holder  of the  option  will be accompanied by the delivery of the accumulated  balance in the writer's  futures margin  account  which  represents  the amount by which the market  price of the futures contract,  at exercise,  exceeds (in the case of a call) or is less than
(in the case of a put) the exercise price of the option on the futures contract.
Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise  their  options prior to the exercise date suffer a loss of the premium paid.

Commissions on financial futures contracts and related options  transactions may be higher  than those which would  apply to  purchases  and sales of  securities directly.  From  time to  time,  a  single  order to  purchase  or sell  futures contracts  (or  options  thereon)  may be made on  behalf  of the Fund and other mutual  funds or series of mutual  funds  for which the  Investment  Manager  or relevant  Sub-Adviser  serves as  adviser  or  sub-adviser,  respectively.  Such aggregated  orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following  financial  instruments:  U.S.  Treasury bonds;  U.S.  Treasury notes;
Government  National  Mortgage   Association   ("GNMA")  modified   pass-through
mortgage-backed  securities;  three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar  certificates of deposit. It is expected that futures contracts trading in additional  financial  instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S.  Treasury bonds,  U.S.  Treasury notes, and GNMA  pass-through securities and $1,000,000 for the other designated futures  contracts.  A public market exists in futures contracts covering a number of indexes,  including, but not  limited  to, the  Standard & Poor's  500 Index,  the  Standard & Poor's 100
Index,  the NASDAQ 100 Index,  the Value Line  Composite  Index and the New York
Stock Exchange Composite Index.

Stock index  futures  contracts  may be used to provide a hedge for a portion of the Fund's portfolio,  as a cash management tool, or as an efficient way for the
Investment  Manager or relevant  Sub-Adviser to implement  either an increase or decrease in portfolio market exposure in response to changing market conditions.
Stock index futures  contracts are currently  traded with respect to the S&P 500
Index and other broad stock market indices,  such as the New York Stock Exchange
Composite  Stock Index and the Value Line Composite  Stock Index.  The Fund may,
however,  purchase or sell  futures  contracts  with respect to any stock index.
Nevertheless,  to hedge the Fund's  portfolio  successfully,  the Fund must sell futures  contracts  with respect to indexes or subindexes  whose  movements will have a  significant  correlation  with  movements  in the  prices of the  Fund's securities.

Interest  rate or  currency  futures  contracts  may be used as a hedge  against changes in prevailing  levels of interest  rates or currency  exchange  rates in order to  establish  more  definitely  the  effective  return on  securities  or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such  futures as an offset  against the effect of expected  declines in interest rates or currency exchange rates.

The Fund may enter  into  futures  contracts  which are  traded on  national  or foreign  futures  exchanges  and  are  standardized  as  to  maturity  date  and underlying  financial  instrument.  The principal financial futures exchanges in the United  States are the Board of Trade of the City of  Chicago,  the  Chicago
Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of
Trade.  Futures  exchanges and trading in the United States are regulated  under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").
Futures  are  traded in London at the  London  International  Financial  Futures
Exchange,  in Paris at the  MATIF  and in Tokyo  at the  Tokyo  Stock  Exchange.
Although  techniques other than the sale and purchase of futures contracts could be used for the above-referenced  purposes, futures contracts offer an effective and relatively  low cost means of  implementing  the Fund's  objectives in these areas.

CERTAIN  RISKS  RELATING TO FUTURES  CONTRACTS  AND RELATED  OPTIONS.  There are
special risks involved in futures transactions.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. VOLATILITY AND LEVERAGE. The
prices of futures contracts are volatile and are influenced, among other things, by actual and  anticipated  changes in the market and interest  rates,  which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most  futures  exchanges  limit the amount of  fluctuation  permitted in futures contract  prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down from the previous day's settlement  price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit  governs only price  movement  during a particular  trading day and  therefore  does not limit potential  losses,  because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have  occasionally  moved to the daily limit for  several  consecutive  trading  days  with  little  or no  trading,  thereby preventing  prompt  liquidation of futures positions and subjecting some futures traders to substantial losses.

Because  of the low  margin  deposits  required,  futures  trading  involves  an extremely  high  degree of  leverage.  As a result,  a  relatively  small  price movement in a futures  contract may result in immediate and substantial  loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value  of the  futures  contract  would  result  in a total  loss of the  margin deposit,  before any deduction for the  transaction  costs,  if the account were then  closed  out. A 15%  decrease  would  result in a loss equal to 150% of the original  margin  deposit,  if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures  contract.  However,  the Fund would  presumably  have  sustained comparable  losses if, instead of the futures  contract,  it had invested in the underlying financial instrument and sold it after the decline.  Furthermore,  in the case of a futures  contract  purchase,  in order to be certain that the Fund has sufficient assets to satisfy its obligations  under a futures contract,  the
Fund earmarks to the futures  contract cash or liquid  securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY.  The Fund may elect to close some or all of its futures  positions at any time  prior to their  expiration.  The Fund  would do so to reduce  exposure represented by long futures positions or increase exposure  represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's  position in the futures  contracts.
Final  determinations  of variation  margin would then be made,  additional cash would be  required  to be paid by or  released  to the Fund,  and the Fund would realize a loss or a gain.

Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example,  stock index futures contracts can  currently  be  purchased  or sold with  respect to the S&P 500 Index on the
Chicago Mercantile  Exchange,  the New York Stock Exchange Composite Stock Index
on the New York Futures Exchange and the Value Line Composite Stock Index on the
Kansas  City  Board of Trade.  Although  the Fund  intends to  purchase  or sell futures contracts only on exchanges or boards of trade where there appears to be an active  market,  there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event,  it might not be possible  to close a futures  contract,  and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge  portfolio  securities,  the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated.
In such circumstances, an increase in the price of the securities, if any, might partially or  completely  offset  losses on the futures  contract.  However,  as described below, there is no guarantee that the price of the securities will, in fact,  correlate  with the price  movements  in the  futures  contract  and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether,  when,  and how to hedge involves skill and judgment,  and even a  well-conceived  hedge may be  unsuccessful to some degree because of unexpected market behavior or market trends.  There are several risks in connection with the use by the Fund of futures contracts as a hedging device.
One risk arises because of the imperfect  correlation  between  movements in the prices of the futures and movements in the prices of the underlying  instruments which  are  the  subject  of the  hedge.  The  Investment  Manager  or  relevant
Sub-Adviser will, however,  attempt to reduce this risk by entering into futures contracts whose movements,  in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying  instruments  sought to be hedged.

Successful  use of futures  contracts  by the Fund for hedging  purposes is also subject  to the  Investment  Manager's  or  relevant  Sub-Adviser's  ability  to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its  portfolio  against a decline in the market, the index, indices, or instruments  underlying futures might advance and the value of the  underlying  instruments  held in the  Fund's  portfolio  might decline.  If this were to occur,  the Fund would lose money on the  futures  and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over  time  the  value of the  Fund's  portfolio  will  tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge  against  the  possibility  of a  decline  in the market  (adversely  affecting the underlying  instruments held in its portfolio)
and prices instead increased,  the Fund would lose part or all of the benefit of increased value of those underlying  instruments that it had hedged,  because it would have  offsetting  losses in its futures  positions.  In addition,  in such situations,  if the Fund had insufficient cash, it might have to sell underlying
instruments  to  meet  daily  variation  margin  requirements.   Such  sales  of
underlying  instruments  might be, but would not  necessarily  be, at  increased prices  (which  would  reflect the rising  market).  The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation,  or no correlation at all, between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit  requirements,  investors might close future contracts through  offsetting  transactions  which could  distort the normal  relationship between the  underlying  instruments  and futures  markets.  Second,  the margin requirements in the futures market are less onerous than margin  requirements in the  securities  markets,  and as a result the futures market might attract more
speculators  than  the  securities   markets  do.  Increased   participation  by
speculators in the futures market might also cause temporary price  distortions.
Due to the  possibility  of price  distortion  in the  futures  market  and also because  of the  imperfect  correlation  between  movements  in  the  underlying instruments  and  movements in the prices of futures  contracts,  even a correct forecast  of  general  market  trends  by the  Investment  Manager  or  relevant
Sub-Adviser  might not result in a successful  hedging  transaction  over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option  position by writing or buying an  offsetting  option  covering  the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the  absence  of a  liquid  secondary  market  on an  exchange  include  the following:  (i) there may be insufficient  trading  interest in certain options;
(ii)  restrictions  may be imposed by an  exchange  on opening  transactions  or closing  transactions  or  both;  (iii)  trading  halts,  suspensions  or  other restrictions  may be imposed  with  respect to  particular  classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a  clearing  corporation  may not at all times be  adequate  to  handle  current trading  volume;  or (vi) one or more  exchanges  could,  for  economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options  (or a  particular  class or series of  options),  in which event the secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options  on the  exchange  that had been issued by a clearing  corporation  as a result of trades on that exchange  would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated  trading activity or other unforeseen  events might not,  at  times,  render  certain  of the  facilities  of  any  of the  clearing corporations inadequate, and thereby result in the institution by an exchange of special  procedures  which may interfere with the timely execution of customers'
orders.

REGULATORY  LIMITATIONS.  The Funds  will  engage  in  transactions  in  futures contracts and options thereon only for bona fide hedging,  yield enhancement and risk  management  purposes,  in each  case in  accordance  with  the  rules  and regulations of the CFTC.

The Funds may not enter into  futures  contracts  or options  thereon  if,  with respect to positions which do not qualify as bona fide hedging under  applicable
CFTC  rules,  the sum of the  amounts of initial  margin  deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after  taking into account  unrealized  profits and unrealized losses on any such contracts it has entered into; provided,  however, that in the case of an option that is in-the-money at the time of purchase,  the in-the-money amount may be excluded in calculating the 5% limitation.

To the extent  necessary  to comply with  applicable  regulations,  in instances involving  the  purchase of futures  contracts  or call  options  thereon or the writing  of put  options  thereon  by the  Fund,  an  amount  of cash or  liquid securities,  equal to the market  value of the  futures  contracts  and  options thereon (less any related margin deposits),  will be identified in an account on the books of the Fund or with the Fund's  custodian  to cover the  position,  or alternative cover will be employed.

In addition,  CFTC  regulations may impose  limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies.  If the CFTC or other regulatory  authorities  adopt different  (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

FORWARD  CURRENCY  CONTRACTS AND RELATED  OPTIONS.  A forward  foreign  currency exchange contract involves an obligation to purchase or sell a specific currency at a future  date,  which may be any  fixed  number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract.
These  contracts  are  principally  traded  in the  interbank  market  conducted directly between currency  traders (usually large,  commercial  banks) and their customers.  A forward  contract  generally  has no deposit  requirement,  and no commissions are charged at any stage for trades.

Depending on the investment  policies and  restrictions  applicable to a Fund, a
Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in"
the U.S. dollar price of the security.  By entering into a forward  contract for the purchase or sale,  for a fixed  amount of dollars,  of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect  itself  against a possible loss  resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period  between the date the  security is  purchased or sold and the date on which payment is made or received.

Second,  when the Investment Manager or relevant  Sub-Adviser  believes that the currency  of a  particular  foreign  country  may suffer or enjoy a  substantial movement against another currency,  including the U.S. dollar, it may enter into a forward  contract  to sell or buy the amount of the former  foreign  currency, approximating  the  value  of some  or all of the  Fund's  portfolio  securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its  foreign  currency  exposure  through  the use of a basket of currencies or a proxy currency  where such  currencies or currency act as an effective proxy for other  currencies.  In such a case, the Fund may enter into a forward  contract  where the amount of the  foreign  currency  to be sold exceeds the value of the securities  denominated  in such  currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward  contracts for each currency held in the Fund. The precise matching  of the  forward  contract  amounts  and the  value  of the  securities involved  will  not  generally  be  possible  since  the  future  value  of such securities  in  foreign  currencies  will  change  as a  consequence  of  market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term  currency market  movement is  extremely  difficult,  and the  successful  execution  of a short-term hedging strategy is highly uncertain.

The Fund will also not enter  into such  forward  contracts  or  maintain  a net exposure  to such  contracts  where  the  consummation  of the  contracts  would obligate a Fund to deliver an amount of foreign  currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.
The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net  exposure to forward  contracts in excess of the value of the
Fund's  portfolio  securities  or other  assets to which the  forward  contracts relate  (including  accrued  interest to the maturity of the forward contract on such securities)  provided the excess amount is "covered" by liquid  securities, denominated  in any currency,  at least equal at all times to the amount of such excess.  For these  purposes the securities or other assets to which the forward contracts  relate may be securities or assets  denominated in a single currency, or where  proxy  forwards  are  used,  securities  denominated  in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be  incorporated  into the longer term  investment  decisions made with  regard to overall  diversification  strategies.  However,  the  Investment
Manager and  relevant  Sub-Advisers  believe  that it is  important  to have the flexibility  to enter into such forward  contracts  when it determines  that the best interests of the Fund will be served.

At the maturity of a forward  contract,  the Fund may either sell the  portfolio security  and make  delivery  of the  foreign  currency,  or it may  retain  the security  and  terminate  its  contractual  obligation  to deliver  the  foreign currency by purchasing an "offsetting"  contract  obligating it to purchase,  on the same maturity date, the same amount of the foreign currency.

As indicated  above,  it is impossible  to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward contract.
Accordingly,  it may be  necessary  for a Fund to  purchase  additional  foreign currency  on the spot  market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign  currency  the
Fund is  obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the portfolio  security if its market value  exceeds the amount of foreign  currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions  and  transaction  costs,  the  Fund  may  use  liquid  securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the  Fund  retains  the  portfolio  security  and  engages  in an  offsetting transaction,  the Fund will incur a gain or a loss (as  described  below) to the extent that there has been  movement  in forward  contract  prices.  If the Fund engages  in an  offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase,  the Fund will suffer a loss to the extent the price of the  currency it has agreed to purchase  exceeds the price of the currency it has agreed to sell.

The Funds dealing in forward foreign currency exchange  contracts will generally be limited to the transactions  described above.  However, the Funds reserve the right to enter into forward foreign  currency  contracts for different  purposes and under  different  circumstances.  Of course,  the Funds are not  required to enter into forward  contracts with regard to their foreign  currency-denominated securities  and will  not do so  unless  deemed  appropriate  by the  Investment
Manager or relevant Sub-Adviser.  It also should be realized that this method of hedging  against  a  decline  in the  value of a  currency  does  not  eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged  currency, at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets  daily in terms of U.S.  dollars,  they do not intend to convert their holdings of foreign  currencies into U.S. dollars on a daily basis.  They will do so from time to time, and investors should be aware of the costs of currency  conversion.  Although  foreign exchange dealers do not charge a fee for  conversion,  they do realize a profit based on the  difference
(the "spread")  between the prices at which they are buying and selling  various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate,  while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES  CONTRACTS AND RELATED  OPTIONS.  As noted
above,  a currency  futures  contract  sale creates an  obligation by a Fund, as seller,  to deliver  the amount of  currency  called  for in the  contract  at a specified  future  time for a  specified  price.  A  currency  futures  contract purchase  creates an obligation by a Fund, as purchaser,  to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt,  in most instances the contracts  are closed out before the  settlement  date without the making or taking of delivery of the currency.  Closing out of a currency futures
contract  is  effected  by  entering  into  an   offsetting   purchase  or  sale
transaction.  Unlike a currency futures contract,  which requires the parties to buy and sell  currency on a set date, an option on a currency  futures  contract entitles  its holder to decide on or before a future date  whether to enter into such a  contract.  If the holder  decides  not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

SWAPS,  CAPS,  FLOORS AND COLLARS.  Certain Funds may enter into interest  rate, securities  index,  commodity,  or  security  and  currency  exchange  rate swap agreements  for  any  lawful  purpose  consistent  with  the  Fund's  investment objective,  such as for the  purpose  of  attempting  to  obtain or  preserve  a particular desired return or spread at a lower cost to the Fund than if the Fund had invested  directly in an  instrument  that  yielded  that desired  return or spread.  The Fund also may  enter  into  swaps in order to  protect  against  an increase  in the  price  of,  or  the  currency  exchange  rate  applicable  to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party  contracts  entered into primarily by institutional  investors for periods  ranging  from a few  weeks  to  several  years.  In a  standard  "swap"
transaction,  two parties  agree to exchange  the returns (or  differentials  in rates of return) earned or realized on particular  predetermined  investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are  calculated  with  respect to a "notional  amount,"  i.e.,  the return on or increase  in  value of a  particular  dollar  amount  invested  at a  particular interest rate, in a particular foreign currency,  or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which,  in return for a premium,  one party agrees to make payments to the other to the extent that  interests  rates  exceed a specified  rate,  or "cap";
interest rate floors under which,  in return for a premium,  one party agrees to make  payments  to the other to the  extent  that  interest  rates  fall below a specified  level,  or "floor";  and interest rate  collars,  under which a party sells a cap and  purchases  a floor,  or vice  versa,  in an  attempt to protect itself  against  interest  rate  movements  exceeding  given  minimum or maximum levels.

The  "notional  amount"  of the swap  agreement  is the  agreed  upon  basis for calculating the obligations  that the parties to a swap agreement have agreed to exchange.  Under most swap agreements entered into by the Funds, the obligations of the parties  would be exchanged on a "net  basis."  Consequently,  the Fund's obligation  (or rights) under a swap  agreement  will generally be equal only to the net amount to be paid or received under the agreement  based on the relative value of the positions  held by each party to the agreement  (the "net amount").
The Fund's  obligation  under a swap  agreement  will be accrued  daily  (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty  will be covered by the maintenance of a segregated  account consisting of cash or liquid securities.

Whether a Fund's use of swap  agreements  will be successful  in furthering  its investment objective will depend, in part, on the Investment Manager or relevant
Sub-Adviser's  ability to predict correctly whether certain types of investments are likely to produce  greater returns than other  investments.  Swap agreements may be considered to be illiquid.  Moreover,  the Fund bears the risk of loss of the amount  expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap  agreement  counterparty.  Certain  restrictions imposed on the Funds by the Internal  Revenue Code may limit a Fund'  ability to use swap agreements. The swaps market is largely unregulated.

The  Funds  will  enter  swap  agreements  only  with  counterparties  that  the
Investment Manager or relevant  Sub-Adviser  reasonably  believes are capable of performing under the swap  agreements.  If there is a default by the other party to such a transaction,  the Fund will have to rely on its  contractual  remedies
(which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

SPREAD  TRANSACTIONS.  Certain Funds may purchase  covered  spread  options from
securities   dealers.   Such   covered   spread   options   are  not   presently
exchange-listed  or  exchange-traded.  The purchase of a spread option gives the
Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own,  but  which is used as a  benchmark.  The risk to the  Funds in  purchasing covered spread options is the cost of the premium paid for the spread option and any  transaction  costs.  In  addition,  there  is  no  assurance  that  closing transactions  will be available.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing  credit quality  spreads,
i.e., the yield spread between high quality and lower quality  securities.  Such protection is only provided during the life of the spread option.

HYBRID INSTRUMENTS. Hybrid instruments combine the elements of futures contracts or  options  with those of debt,  preferred  equity or a  depositary  instrument
("Hybrid Instruments").  Often these Hybrid Instruments are indexed to the price of a commodity  or  particular  currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not  limited  to,  debt  instruments  with  interest  or  principal  payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time,  preferred  stock with dividend  rates  determined by reference  to the  value  of a  currency,  or  convertible  securities  with the conversion  terms related to a particular  commodity.  The risks of investing in
Hybrid  Instruments  reflect  a  combination  of the  risks  from  investing  in securities, futures and currencies,  including volatility and lack of liquidity.
Reference  is made to the  discussion  of futures and forward  contracts in this
Statement of Additional  Information  for a discussion of these risks.  Further, the prices of the Hybrid  Instrument  and the related  commodity or currency may not move in the same direction or at the same time. Hybrid  Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal)
rates. In addition,  because the purchase and sale of Hybrid  Instruments  could take place in an  over-the-counter  market or in a private transaction between a
Fund and the  seller  of the  Hybrid  Instrument,  the  creditworthiness  of the contract  party to the  transaction  would be a risk factor which the Fund would have to consider.  Hybrid  Instruments  also may not be subject to regulation of the CFTC,  which  generally  regulates the trading of commodity  futures by U.S.
persons,  the SEC,  which  regulates  the offer and sale of securities by and to
U.S. persons, or any other governmental regulatory authority.

LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Funds may make secured loans of Fund  securities  amounting to not more than
33 1/3% of its  total  assets.  Securities  loans  are  made to  broker/dealers, institutional  investors, or other persons pursuant to agreements requiring that the loans be  continuously  secured by collateral at least equal at all times to the  value of the  securities  lent  marked  to  market  on a daily  basis.  The collateral received will consist of cash, U.S. Government securities, letters of credit  or such  other  collateral  as may be  permitted  under  its  investment program.  While the securities are being lent, the Fund will continue to receive the  equivalent  of  the  interest  or  dividends  paid  by  the  issuer  on the securities,  as well as interest on the  investment  of the  collateral or a fee from  the  borrower.  The  Fund has a right to call  each  loan and  obtain  the securities  on five  business  days' notice or, in  connection  with  securities trading on foreign  markets,  within such longer period of time which  coincides with the normal  settlement period for purchases and sales of such securities in such foreign markets.  The Fund will not have the right to vote securities while they are being lent,  but it will call a loan in  anticipation  of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving additional collateral or in the recovery of the  securities or possible loss of rights in the  collateral should the borrower fail financially.  Loans will only be made to persons deemed by the  Investment  Manager or relevant  Sub-Adviser  to be of good standing and will not be made unless,  in the judgment of the Investment  Manager or relevant
Sub-Adviser,  the  consideration  to be earned from such loans would justify the risk.

INVESTMENT POLICY LIMITATIONS

Each  of  the  Funds  operates  within  certain  fundamental   policies.   These
fundamental  policies  may not be changed  without the approval of the lesser of
(i) 67% or more of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the  outstanding  shares of the Fund are  present or represented  by proxy,  or (ii) more than 50% of the Fund's  outstanding  voting shares.  Other  restrictions  in the form of  operating  policies are subject to change by the  Fund's  Board of  Directors  without  shareholder  approval.  Any investment  restrictions  that involve a maximum  percentage  of  securities  or assets  shall  not be  considered  to be  violated  unless  an  excess  over the percentage  occurs  immediately  after,  and is  caused  by, an  acquisition  of securities  or assets of, or borrowing by, the Fund.  Calculation  of the Fund's total assets for compliance  with any of the following  fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional  Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

1.  PERCENT  LIMIT ON ASSETS  INVESTED IN ANY ONE ISSUER Not to invest more than
    5% of its total  assets in the  securities  of any one  issuer  (other  than obligations  of, or  guaranteed  by, the U.S.  Government,  its agencies and instrumentalities);  provided that this limitation applies only with respect to 75% of the Fund's total assets.  (This fundamental policy number one does not apply to the  Large  Cap  Growth  Fund or the  Technology  Fund and if a
    proposal   to  change  this  policy  for  Select  25  Fund  is  approved  by shareholders, will not apply to Select 25 Fund, effective May 1, 2002.)

2.  PERCENT  LIMIT  ON SHARE  OWNERSHIP  OF ANY ONE  ISSUER  Not to  purchase  a security  if, as a result,  with  respect  to 75% of the value of the Fund's total  assets,  more than 10% of the  outstanding  voting  securities of any issuer  would  be  held  by the  Fund  (other  than  obligations  issued  or guaranteed by the U.S. Government, its agencies or instrumentalities). (This fundamental policy number two does not apply to the Large Cap Growth Fund or the  Technology  Fund and if a proposal  to change this policy for Select 25
    Fund is  approved  by  shareholders,  will  not  apply  to  Select  25 Fund, effective May 1, 2002.)

3.  UNDERWRITING  Not to act as  underwriter  of  securities  issued by  others, except to the extent that a Fund may be considered an underwriter within the meaning  of the  Securities  Act of 1933 in the  disposition  of  restricted securities.

4.  INDUSTRY CONCENTRATION Not to invest in an amount equal to, or in excess of,
    25% or more of the Fund's total assets in a particular  industry (other than securities of the of U.S.  Government,  its agencies or  instrumentalities);
    provided however, that this fundamental policy number four does not apply to the Large Cap Growth  Fund or the  Technology  Fund which are  permitted  to invest  more  than 25% of their  respective  total  assets  in a  particular industry or group of industries.

5.  REAL ESTATE Not to purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments (but this shall not prevent a Fund from  investing in  securities  or other  instruments  backed by real estate or securities of companies engaged in the real estate business).

6.  COMMODITIES Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

7.  LOANS Not to lend any security or make any other loan if, as a result,  more than 33 1/3% of a  Fund's  total  assets  would  be lent to  other  parties, except, (i) through the purchase of a portion of an issue of debt securities in  accordance  with its  investment  objectives  and  policies,  or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.  BORROWING Not to borrow in excess of 33 1/3% of a Fund's total assets.

9.  SENIOR SECURITIES Not to issue senior securities,  except as permitted under the Investment Company Act of 1940.

For the purposes of fundamental  policies two and four above,  each governmental subdivision,  i.e.,  state,  territory,  possession  of the United States or any political subdivision of any of the foregoing, including agencies,  authorities, instrumentalities,  or similar entities, or of the District of Columbia shall be considered a separate  issuer if its assets and revenues are separate from those of the governmental  body creating it and the security is backed only by its own assets and revenues.  Further, in the case of an industrial development bond, if the  security  is backed only by the assets and  revenues of a  non-governmental user, then such  non-governmental  user will be deemed to be the sole issuer. If an industrial  development bond or government issued security is guaranteed by a governmental  or other  entity,  such  guarantee  would be considered a separate security  issued by the guarantor.  For the purpose of fundamental  policy four, industries are determined by reference to the  classifications of industries set forth in the Funds' semiannual and annual reports.

OPERATING POLICIES -- The operating policies of the Funds are:

1.  LOANS The Funds may not lend assets other than  securities to other parties.
    (This  limitation  does not  apply to  purchases  of debt  securities  or to repurchase agreements.)

2.  BORROWING  The Funds may not borrow  money or  securities  for any  purposes except that  borrowing up to 10% of the Fund's total assets from  commercial banks is permitted for emergency or temporary purposes.

3.  OPTIONS The Funds may buy and sell  exchange-traded and over-the-counter put and call options,  including  index options,  securities  options,  currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by a
    Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.

4.  OIL AND GAS PROGRAMS The Funds may not invest in oil, gas, or mineral leases or other mineral exploration, or development of programs.

5.  INVESTMENT  COMPANIES  Except in  connection  with a merger,  consolidation, acquisition,  or  reorganization,  the Funds may not invest in securities of other investment companies, except in compliance with the Investment Company
    Act of 1940.

6.  CONTROL OF PORTFOLIO COMPANIES The Funds may not invest in companies for the purpose of exercising management or control.

7.  SHORT  SALES  The  Funds,  except  Growth  and  Income  Fund,  may not  sell securities  short,  unless a Fund owns or has the right to obtain securities equivalent  in kind and amount to the  securities  sold short,  and provided that  transactions  in  futures  contracts  and  options  are not  deemed to constitute  selling  securities  short.  Growth  and  Income  Fund  may sell securities short as described under "Security Growth and Income Fund."

8.  MARGINS The Funds do not intend to  purchase  securities  on margin,  except that the Funds may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

OFFICERS AND DIRECTORS

The officers and directors of the Funds and their  principal  occupations for at least the last five years are as follows.

NAME,  ADDRESS,  POSITIONS HELD WITH THE FUNDS AND PRINCIPAL  OCCUPATIONS DURING
THE PAST FIVE YEARS

DONALD A. CHUBB, JR.** (55)
---------------------------
(Birth Date:  December 14, 1946)
2222 SW 29th Street, Topeka, Kansas 66611
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--Business  broker,  Griffith & Blair  Realtors.  Prior to
   1997, Manager, Star Sign, Inc.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS(SM) COMPLEX--40

PENNY A. LUMPKIN** (62)
-----------------------
(Birth Date:  August 20, 1939)
3616 Canterbury Town Road, Topeka, Kansas 66610
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--President,  Vivian's Gift Shop (Corporate Retail).  Vice
   President,  Palmer  Companies,  Inc.  (Small  Business  and  Shopping  Center
   Development),  and Bellairre Shopping Center (Managing and Leasing); Partner,
   Goodwin Enterprises (Retail),  PLB (Real Estate Equipment Leasing),  and Town
   Crier  (Retail).  Prior to 1999,  Vice President and Treasurer,  Palmer News,
   Inc.; Vice President, M/S News, Inc. and Secretary, Kansas City Periodicals.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

MARK L. MORRIS, JR.** (67)
--------------------------
(Birth Date:  February 3, 1934)
5500 SW 7th Street, Topeka, Kansas 66606
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Independent  Investor, Morris Co. (personal investments).
   Former  General  Partner,  Mark Morris  Associates  (Veterinary  Research and
   Education).
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

MAYNARD F. OLIVERIUS (58)
-------------------------
(Birth Date:  December 18, 1943)
1500 SW 10th Avenue, Topeka, Kansas 66604
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--President  and Chief  Executive  Officer,  Stormont-Vail
   HealthCare.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

The following  officers and directors are interested persons of the Fund. Unless otherwise noted, the address of each of the following  officers and directors is
700 SW Harrison Street, Topeka, Kansas 66636-0001.

JOHN D. CLELAND* (65)
---------------------
(Birth Date:  May 1, 1936)
POSITION HELD WITH THE FUND--Chairman of the Board and Director
PRINCIPAL OCCUPATIONS--Senior Vice President and Managing Member Representative,
   Security  Management  Company,  LLC; Senior Vice President,  Security Benefit
   Group,  Inc. and Security Benefit Life Insurance  Company,  Director and Vice
   President, Security Distributors, Inc.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

JAMES R. SCHMANK* (48)
----------------------
(Birth Date:  February 21, 1953)
POSITION HELD WITH THE FUND--President and Director
PRINCIPAL  OCCUPATIONS--President  and Managing Member Representative,  Security
   Management Company, LLC; Senior Vice President,  Security Benefit Group, Inc.
   and Security Benefit Life Insurance Company, Director, Security Distributors,
   Inc.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

TERRY A. MILBERGER (53)
-----------------------
(Birth Date:  March 10, 1948)
POSITION HELD WITH THE FUND--Vice President (Equity Fund)
PRINCIPAL  OCCUPATIONS--Senior  Vice  President  and Senior  Portfolio  Manager,
   Security  Management  Company,  LLC; Senior Vice President,  Security Benefit
   Group, Inc. and Security Benefit Life Insurance Company.

AMY J. LEE (40)
---------------
(Birth Date:  June 5, 1961)
POSITION HELD WITH THE FUND--Secretary
PRINCIPAL OCCUPATIONS--Secretary,  Security Management Company, LLC and Security
   Distributors,  Inc., Vice President,  Associate General Counsel and Assistant
   Secretary,  Security Benefit Group,  Inc. and Security Benefit Life Insurance
   Company.

BRENDA M. HARWOOD (38)
----------------------
(Birth Date:  November 3, 1963)
POSITION HELD WITH THE FUND--Treasurer
PRINCIPAL   OCCUPATIONS--Assistant   Vice  President  and  Treasurer,   Security
   Management  Company,  LLC; Assistant Vice President,  Security Benefit Group,
   Inc.  and  Security  Benefit  Life  Insurance  Company,  Vice  President  and
   Director, Security Distributors, Inc.

CINDY L. SHIELDS (34)
---------------------
(Birth Date:  June 5, 1967)
POSITION HELD WITH THE FUND--Vice President (Equity Fund only)
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
   Management  Company,  LLC;  Security Benefit Group, Inc. and Security Benefit
   Life Insurance Company.

JAMES P. SCHIER (44)
--------------------
(Birth Date:  December 28, 1957)
POSITION HELD WITH THE FUND--Vice President (Equity Fund and Ultra Fund only)
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
   Management  Company,  LLC; Vice President,  Security Benefit Group,  Inc. and
   Security Benefit Life Insurance  Company.  Prior to February 1997,  Assistant
   Vice President and Senior Research Analyst, Security Management Company, LLC.
   Prior to August 1995, Portfolio Manager,  Mitchell Capital Management.  Prior
   to March 1993, Vice President and Portfolio Manager, Fourth Financial.

CHRISTOPHER D. SWICKARD (36)
----------------------------
(Birth Date:  October 9, 1965)
POSITION HELD WITH THE FUND--Assistant Secretary
PRINCIPAL  OCCUPATIONS--Assistant  Secretary,  Security Management Company, LLC;
   Second Vice President and Assistant Counsel, Security Benefit Group, Inc. and
   Security Benefit Life Insurance Company.

 *These  directors are deemed to be "interested  persons" of the Funds under the
  Investment Company Act of 1940, as amended,  by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These  directors  serve on the Funds'  joint audit  committee,  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the auditors,  and to oversee the handling by Security Management Company,  LLC of the accounting functions for the Funds.

The  directors and officers of the Funds hold  identical  offices in each of the other Funds managed by the Investment Manager,  with the exceptions noted below.
Mr.  Milberger is Vice President only of Security Equity Fund, and SBL Fund, Ms.
Shields is Vice  President  only of Security  Equity Fund and SBL Fund;  and Mr.
Schier is Vice  President  only of Security  Equity Fund,  SBL Fund and Security
Ultra Fund. (See the table under "Investment Management," page 48, for positions held by such  persons  with the  Investment  Manager.)  Ms. Lee holds  identical offices for the Funds' distributor, Security Distributors, Inc., and Mr. Cleland serves as Vice President and Director, Mr. Schmank serves as Director, while Ms.
Harwood serves as Director and Vice President of the Distributor.

REMUNERATION OF DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the
Funds,  receive from each of Security  Growth and Income Fund,  Security  Equity
Fund and  Security  Ultra Fund an annual  retainer of $2,083 and a fee of $3,000 per  meeting,  plus  reasonable  travel  costs,  for each  meeting  of the board attended.  In addition,  certain  directors  who are members of the Funds' joint audit committee  receive a fee of $1,500 per meeting and reasonable travel costs for each meeting of the Funds' audit  committee  attended.  Such fees and travel costs are paid by the Investment Manager for each of Growth and Income,  Equity,
Ultra and Global  Funds,  pursuant to its  Investment  Management  and  Services
Agreements with those Funds, which provide that the Investment Manager will bear all Fund expenses except for its fee and the expenses of brokerage  commissions, interest,  taxes,  extraordinary expenses approved by the Board of Directors and
Class B, Class C and Class S distribution fees. Total Return,  Social Awareness,
Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large
Cap Growth and Technology  Funds pay their  respective share of directors' fees, audit  committee  fees and travel costs based on relative net assets.  (See page
48, "Investment Management.")

The Funds do not pay any fees to, or reimburse  expenses of,  directors  who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the  directors  during the fiscal year ended  September 30,
2001,  and the  aggregate  compensation  paid to  each of the  directors  during calendar year 2001 by all seven of the registered  investment companies to which the Investment Manager provides investment advisory services (collectively,  the
"Security  Fund  Complex"),  are set forth  below.  Each of the  directors  is a director of each of the other  registered  investment  companies in the Security
Fund Complex.

=====================================================================================
                                                                            TOTAL
                                                                         COMPENSATION
                              AGGREGATE COMPENSATION       ESTIMATED       FROM THE
                       ---------------------------------     ANNUAL     SECURITY FUND
                        SECURITY     SECURITY   SECURITY    BENEFITS       COMPLEX,
NAME OF DIRECTOR       GROWTH AND     EQUITY     ULTRA        UPON        INCLUDING
OF THE FUND            INCOME FUND     FUND       FUND     RETIREMENT     THE FUNDS
-------------------------------------------------------------------------------------
Donald A. Chubb, Jr.     $4,640       $3,429     $3,395        $0          $35,238
John D. Cleland               0            0          0         0                0
Penny A. Lumpkin          4,640        3,429      3,395         0           35,238
Mark L. Morris, Jr.       4,640        3,429      3,395         0           35,238
Maynard Oliverius         3,140        3,179      3,145         0           29,738
James R. Schmank              0            0          0         0                0
=====================================================================================

The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. On December 18, 2001, the Funds' officers and directors (as a group) beneficially owned less than one percent of the total outstanding  Class A shares of Growth and Income Fund, Equity Fund, Total Return
Fund,  Mid  Cap  Value  Fund,  Small  Cap  Growth  Fund,  Enhanced  Index  Fund,
International  Fund, Global Fund, Ultra Fund,  Technology Fund, Large Cap Growth
Fund and Social Awareness Fund. On December 18, 2001, the officers and directors of Security Equity Fund (as a group)  beneficially owned  approximately 1.04% of the total outstanding Class A shares of the Select 25 Series.

PRINCIPAL HOLDERS OF SECURITIES

As of December 18, 2001, Security Benefit Life Insurance Company ("SBL"), 700 SW
Harrison Street, Topeka, Kansas, 66636-0001,  owned, of record and beneficially,
31.5% of the voting  securities  of Growth and Income  Fund  (36.8% of the total outstanding  Class A shares and 0% of the total outstanding Class B, Class C and
Class S shares); 40.3% of the voting securities of Enhanced Index Fund (37.0% of the total  outstanding  Class A shares,  34.7% of the total  outstanding Class B shares,  53.6%  of the  total  outstanding  Class C shares  and 0% of the  total outstanding Class S shares), and 52.2% of the voting securities of International
Fund  (41.0%  of the  total  outstanding  Class A  shares,  68.9%  of the  total outstanding Class B shares, 53.7% of the total outstanding Class C shares and 0%
of the total outstanding Class S shares).  SBL's percentage  ownership of Growth and Income Fund,  Enhanced Index Fund and  International  Fund may permit SBL to effectively  control  the  outcome  of  any  matters  submitted  to  a  vote  of shareholders  of these  funds.  SBL is a stock  life  insurance  company  and is incorporated under the laws of Kansas. SBL is ultimately  controlled by Security
Benefit  Mutual  Holding  Company,  700  SW  Harrison  Street,  Topeka,  Kansas,
66636-0001, a mutual holding company organized under the laws of Kansas.

As of December 18, 2001,  Security Benefit Group, Inc. ("SBG"),  700 SW Harrison
Street, Topeka, Kansas, 66636-0001, owned, of record and beneficially,  50.0% of the voting securities of Total Return Fund (51.4% of the total outstanding Class
A shares and 54.5% of the total  outstanding  Class B shares and 0% of the total outstanding  Class C and Class S shares).  SBG's  percentage  ownership of Total
Return  Fund may permit SBG to  effectively  control  the outcome of any matters submitted to a vote of shareholders of these two funds.  SBG is an insurance and financial  services  holding  company  wholly-owned  by  Security  Benefit  Life
Insurance Company ("SBL"),  700 SW Harrison Street,  Topeka,  Kansas 66636-0001.
SBG and SBL are  incorporated  under  the  laws  of  Kansas.  SBG is  ultimately controlled by Security Benefit Mutual Holding  Company,  700 SW Harrison Street,
Topeka, Kansas 66636-0001,  a mutual holding company organized under the laws of
Kansas.

As  of  December  18,  2001,  the  following   entities  owned,  of  record  and
beneficially  unless  otherwise  indicated,  5% or more of a class  of a  Fund's outstanding securities:

================================================================================
                                                          CLASS       PERCENTAGE
NAME OF SHAREHOLDER                    FUND OWNED         OWNED         OWNED
--------------------------------------------------------------------------------
Security Benefit Life                    Equity           Class A       17.29
Insurance Company                  Growth and Income      Class A       34.22
                                   Diversified Income     Class A        5.72
                                     Enhanced Index       Class A       37.08
                                     Enhanced Index       Class B       34.74
                                     Enhanced Index       Class C       53.65
                                      Mid Cap Value       Class A       17.36
                                    Small Cap Growth      Class A       30.36
                                      International       Class A       53.89
                                      International       Class B       68.90
                                      International       Class C       53.86
                                         Ultra            Class A       11.97
                                    Large Cap Growth      Class A       33.41
                                    Large Cap Growth      Class B       45.96
                                    Large Cap Growth      Class C       36.04
                                       Technology         Class A       16.57
                                       Technology         Class B       60.00
                                       Technology         Class C       38.29
--------------------------------------------------------------------------------
Security Benefit Group Inc.           Total Return        Class A       51.37
                                      Total Return        Class B       54.50
--------------------------------------------------------------------------------
Security Financial Resources             Global           Class A       18.59
                                         Global           Class C       25.62
                                   Diversified Income     Class A        5.51
                                    Social Awareness      Class A       21.01
                                    Social Awareness      Class C       19.77
                                      Mid Cap Value       Class A       12.87
                                      Mid Cap Value       Class C       18.44
                                    Small Cap Growth      Class A       22.04
                                    Small Cap Growth      Class C       26.42
                                     Enhanced Index       Class A       14.09
                                     Enhanced Index       Class C        7.73
                                      International       Class A       29.22
                                         Ultra            Class A       11.19
                                         Ultra            Class C       18.72
                                   Growth and Income      Class A        9.38
                                   Growth and Income      Class C       24.41
                                      Total Return        Class A       21.69
                                      Total Return        Class C       57.50
                                    Large Cap Growth      Class A       20.71
                                    Large Cap Growth      Class C       27.40
                                       Technology         Class A       50.24
                                       Technology         Class C       21.07
                                       Select 25          Class A       21.69
                                         Equity           Class C       10.62
--------------------------------------------------------------------------------
Trust Company of America             Enhanced Index       Class A        6.30
--------------------------------------------------------------------------------
David G. and Tammy S. Kotcher         Total Return        Class B        6.10
--------------------------------------------------------------------------------
James and Carol Sherman              Enhanced Index       Class B        5.64
--------------------------------------------------------------------------------
Allan R. Phillips                     Total Return        Class C       10.31
--------------------------------------------------------------------------------
Raymond J. and Linda Antonelli         Technology         Class C        5.17
--------------------------------------------------------------------------------
                                         Equity           Class S       37.21
Elaine M. Goodman                        Global           Class S       67.10
Revocable Living Trust              Small Cap Growth      Class S       67.14
                                       Technology         Class S       25.24
--------------------------------------------------------------------------------
James L. Ridenour                   Small Cap Growth      Class S        7.23
--------------------------------------------------------------------------------
                                    Small Cap Growth      Class S        5.46
Janice Gramaglia                         Global           Class S        5.34
                                        Select 25         Class S       22.81
--------------------------------------------------------------------------------
Wisconsin Muffler PSP                 Total Return        Class C       10.60
--------------------------------------------------------------------------------
Susy L. Kingston                      Total Return        Class C        5.01
--------------------------------------------------------------------------------
Alexander B. Giacobetti
PSP FBO                                  Ultra            Class S        5.43
Alexander B. Giacobetti
--------------------------------------------------------------------------------
Marianne and                             Equity           Class S       39.47
Thomas J. Billiard
--------------------------------------------------------------------------------
Maryann and Renee C.                     Equity           Class S        6.30
and William Farley                 Growth and Income      Class S       11.47
--------------------------------------------------------------------------------
Mary Zadorozny                     Growth and Income      Class S       26.45
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette
Securities Corporation*            Growth and Income      Class S       59.41
--------------------------------------------------------------------------------
LW 1& JA Denison                         Global           Class S       25.26
Charitable Remainder Trust          Social Awareness      Class S      100.00
                                       Technology         Class S        7.99
--------------------------------------------------------------------------------
Jack A. Delmoro                        Select 25          Class S       16.87
--------------------------------------------------------------------------------
Donald Shannon                         Select 25          Class S       30.64
--------------------------------------------------------------------------------
                                    Large Cap Growth      Class S       36.11
Carla Milnes                         Enhanced Index       Class S       33.33
                                       Select 25          Class S        6.22
--------------------------------------------------------------------------------
Alice E. Delano                     Large Cap Growth      Class S       63.90
--------------------------------------------------------------------------------
Angelo L. & Lorraine
Scaricamazza                           Technology         Class S        9.68
--------------------------------------------------------------------------------
Michael L. & Annette L. Turner         Technology         Class S        8.33
--------------------------------------------------------------------------------
Alexander B. Giacobetti                Technology         Class S       15.82
--------------------------------------------------------------------------------
                                     Enhanced Index       Class S       66.67
Elizabeth Davis                        Select 25          Class S       12.44
                                      Total Return        Class S      100.00
--------------------------------------------------------------------------------
Clifton A. Barnes                       Select 25         Class S       11.01
--------------------------------------------------------------------------------
Donald Furmanski                       Technology         Class S        5.73
--------------------------------------------------------------------------------
Donna & Adam Zaccaria, Jr.             Technology         Class S       10.25
--------------------------------------------------------------------------------
Brian and Susan Rybarczyk           Small Cap Growth      Class S        6.77
--------------------------------------------------------------------------------
*owned of record only
================================================================================

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2001, the directors of the Funds beneficially owned shares of the Funds in the  dollar  ranges  set forth  below and also  beneficially  owned shares of other  mutual  funds in the  family of mutual  funds  overseen  by the directors in the dollar ranges set forth below:

==========================================================================================
                                                                       AGGREGATE DOLLAR
                                                                        RANGE OF EQUITY
                                                                       SECURITIES IN ALL
                                                   DOLLAR RANGE      REGISTERED INVESTMENT
                                                    OF EQUITY        COMPANIES OVERSEEN BY
                                                    SECURITIES       DIRECTOR IN FAMILY OF
NAME OF DIRECTOR        NAME OF FUND                 IN FUND         INVESTMENT COMPANIES
------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.    Security Equity Fund,
                        Select 25 Series         $10,001-$50,000         over $100,000
                        ------------------------------------------------------------------
                        Security Ultra Fund      $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Equity Series            $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Growth
                        and Income Fund             $1-$10,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Global Series               $1-$10,000
                        ------------------------------------------------------------------
                        Security Income Fund,
                        Diversified Income
                        Series                      $1-$10,000
                        ------------------------------------------------------------------
                        Security Cash Fund       $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Total Return Series         $1-$10,000
                        ------------------------------------------------------------------
                        SBL Fund, Large
                        Cap Value Series            $1-$10,000
                        ------------------------------------------------------------------
                        SBL Fund, Social
                        Awareness Series            $1-$10,000
                        ------------------------------------------------------------------
                        SBL Fund,
                        Equity Series            $50,001-$100,000
------------------------------------------------------------------------------------------
Penny A. Lumpkin        Security Equity Fund,
                        Select 25 Series            $1-$10,000         $50,001-$100,000
                        ------------------------------------------------------------------
                        Security Ultra Fund      $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Equity Series            $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Growth
                        and Income Fund             $1-$10,000
                        ------------------------------------------------------------------
                        Security Municipal
                        Bond Fund                   $1-$10,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Global Series            $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Income Fund,
                        Diversified Income
                        Series                      $1-$10,000
                        ------------------------------------------------------------------
                        Security Cash Fund          $1-$10,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Mid Cap Value Series        $1-10,000
                        ------------------------------------------------------------------
                        SBL Fund, Large
                        Cap Value Series            $1-$10,000
------------------------------------------------------------------------------------------
Mark L. Morris, Jr.     Security Income Fund,
                        Diversified Income
                        Series                   $10,001-$50,000         over $100,000
                        ------------------------------------------------------------------
                        Security Ultra Fund       over $100,000
------------------------------------------------------------------------------------------
Maynard Oliverius       SBL Fund, Small
                        Cap Value Series         $50,001-$100,000        over $100,000
                        ------------------------------------------------------------------
                        Security Income Fund,
                        Capital Preservation
                        Series                    over $100,000
==========================================================================================

The following  directors who are "interested  persons" of the Funds beneficially owned  shares  of the  Funds in the  dollar  ranges  set  forth  below  and also beneficially  owned  shares of other  mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

==========================================================================================
                                                                       AGGREGATE DOLLAR
                                                                        RANGE OF EQUITY
                                                                       SECURITIES IN ALL
                                                   DOLLAR RANGE      REGISTERED INVESTMENT
                                                    OF EQUITY        COMPANIES OVERSEEN BY
                                                    SECURITIES       DIRECTOR IN FAMILY OF
NAME OF DIRECTOR        NAME OF FUND                 IN FUND         INVESTMENT COMPANIES
------------------------------------------------------------------------------------------
John D. Cleland         Security Equity Fund,
                        Equity Series             over $100,000          Over $100,000
                        ------------------------------------------------------------------
                        Security Growth
                        and Income Fund          $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Select 25 Series          over $100,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Mid Cap Value Series      over $100,000
                        ------------------------------------------------------------------
                        Security Ultra Fund      $50,001-$100,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Global Series            $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Cash Fund          $1-$10,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Technology Series        $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Small Cap Growth
                        Series                   $50,001-$100,000
------------------------------------------------------------------------------------------
James R. Schmank        Security Ultra Fund       over $100,000          Over $100,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Equity Series             over $100,000
                        ------------------------------------------------------------------
                        Security Cash Fund       $10,001-$50,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Global Series             over $100,000
                        ------------------------------------------------------------------
                        Security Equity Fund,     over $100,000
                        Mid Cap Value Series
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Small Cap Growth
                        Series                   $50,001-$100,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Select 25 Series         $50,001-$100,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Large Cap Growth
                        Series                      $1-$10,000
                        ------------------------------------------------------------------
                        Security Equity Fund,
                        Technology Series        $10,001-$50,000
==========================================================================================

HOW TO PURCHASE SHARES

Investors may purchase  shares of the Funds through  authorized  dealers who are members of the National  Association  of Securities  Dealers,  Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers.  The minimum initial investment is $100. The minimum subsequent investment  is $100 unless made  through an  Accumulation  Plan which allows for
subsequent   investments  of  $20.  (See  "Accumulation   Plan,"  page  48.)  An
application may be obtained from the Investment Manager.

As a convenience to investors and to save operating  expenses,  the Funds do not issue  certificates  for full shares except upon written request by the investor or his or her investment  dealer.  Certificates will be issued at no cost to the shareholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

Orders for the  purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next  determined  after  receipt of the order in proper  form by Security  Distributors,  Inc.  (the  "Distributor")
(generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares.  Orders  received by dealers or other firms prior to the close of the Exchange and received by the Distributor  prior to the close of its business day will be  confirmed  at the offering  price  effective as of the close of the Exchange on that day.  Dealers and other  financial  services firms are obligated to transmit orders promptly.

The Funds  reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS -- The Funds offer four classes of shares:

CLASS A SHARES -  FRONT-END  LOAD  OPTION.  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed  (except that shares sold in an amount of  $1,000,000  or more without a front-end  sales charge will be subject to a contingent  deferred sales charge of 1% for one year).  See Appendix B for a discussion of "Rights of
Accumulation"  and "Statement of  Intention,"  which options may serve to reduce the front-end sales charge.

CLASS B SHARES - BACK-END  LOAD OPTION.  Class B shares are sold without a sales charge at the time of  purchase,  but are subject to a deferred  sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically  convert  to  Class A  shares  at the  end of  eight  years  after purchase.

CLASS C SHARES - LEVEL  LOAD  OPTION.  Class C shares  are sold  without a sales charge at the time of purchase,  but are subject to a contingent  deferred sales charge if they are redeemed within one year of the date of purchase.

CLASS S SHARES - FLEXIBLE  LOAD OPTION.  Class S shares are sold without a sales charge at the time of  purchase,  but are subject to a deferred  sales charge if they are redeemed within seven years of the date of purchase.  Class S shares do not convert to another class of shares after a specified number of years.

The decision as to which class is more beneficial to an investor  depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of  distribution  at the time of  investment,  rather than spreading such cost over  time,  might  consider  Class A shares.  Other  investors  might consider Class B, Class C or Class S shares,  in which case 100% of the purchase price is invested  immediately,  depending on the amount of the purchase and the intended length of investment.

Dealers or others may receive  different  levels of  compensation  depending  on which class of shares they sell.

CLASS A SHARES -- Class A shares are  offered at net asset value plus an initial sales charge as follows:

================================================================================
                                                    SALES CHARGE
                                    --------------------------------------------
                                                     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF     NET AMOUNT     REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE     INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000 ..................    5.75%            6.10%          5.00%
$50,000 but less than $100,000 .....    4.75             4.99           4.00
$100, 000 but less than $250,000 ...    3.75             3.90           3.00
$250,000 but less than $500,000 ....    2.75             2.83           2.25
$500,000 but less than $1,000,000 ..    2.00             2.04           1.75
$1,000,000 and over ................    None             None        (See below)
================================================================================

The  Underwriter  will pay a commission to dealers on purchases of $1,000,000 or more as  follows:  1.00%  on  sales  up to  $5,000,000,  plus  .50% on  sales of
$5,000,000 or more up to  $10,000,000,  and .10% on any amount of $10,000,000 or more.  The  Underwriter  may also pay a  commission  of up to 1% to dealers  who initiate  or are  responsible  for  purchases  of  $500,000  or more by  certain retirement  plans as  described  under  "Purchases  at Net  Asset  Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1%
in the event of a redemption within one year of the purchase.

The  Investment  Manager may, at its  expense,  pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security  Funds during prior periods and certain other factors,  including providing to their clients who are  shareholders of the Funds certain  services,
which  include  assisting  in  maintaining  records,   processing  purchase  and
redemption   requests   and   establishing   shareholder   accounts,   assisting
shareholders in changing  account  options or enrolling in specific  plans,  and
providing   shareholders  with  information  regarding  the  Funds  and  related developments.  Service fees are paid  quarterly and may be  discontinued  at any time.

CLASS A DISTRIBUTION  PLAN -- As discussed in the  prospectus,  Small Cap Growth
Fund, Enhanced Index Fund,  International Fund, Select 25 Fund, Large Cap Growth
Fund and  Technology  Fund have a  Distribution  Plan for  their  Class A shares pursuant  to Rule  12b-1  under the  Investment  Company  Act of 1940.  The Plan authorizes each such Fund to pay an annual fee to the Distributor of .25% of the average  daily  net asset  value of the  Class A shares  of the Fund to  finance various  activities  relating to the  distribution of such shares of the Fund to investors.  These  expenses  include,  but are not  limited  to, the  payment of compensation  (including  compensation to securities dealers and other financial institutions and  organizations) to obtain various  administrative  services for the Fund. These services include, among other things, processing new shareholder account  applications  and  serving  as the  primary  source of  information  to customers in answering questions concerning the Fund and their transactions with the  Fund.  The  Plan  may  also be used  to pay for  sub-administration  and/or sub-transfer  agency  services  provided  for  the  benefit  of  the  Fund.  The
Distributor is also  authorized to engage in  advertising,  the  preparation and distribution of sales literature and other  promotional  activities on behalf of the Fund.  The  Distributor  is  required  to report in  writing to the Board of
Directors  of Equity  Fund and the board  will  review  at least  quarterly  the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other  information  as may reasonably be requested  in order to enable  the board to make an  informed  determination  of whether the Plan should be continued.

The Plan will continue  from year to year,  provided  that such  continuance  is approved at least  annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent  directors cast in person at a meeting  called for the purpose of voting on such  continuance.  The Plan can be terminated  at any  time on 60  days'  written  notice,  without  penalty,  if a majority of the  disinterested  directors  or the Class A  shareholders  vote to terminate the Plan.  Any agreement  relating to the  implementation  of the Plan terminates  automatically  if it is  assigned.  The Plan may not be  amended  to increase  materially the amount of payments  thereunder  without approval of the
Class A shareholders of the Fund.

Because  all amounts  paid  pursuant  to the  Distribution  Plan are paid to the
Distributor,  the Investment Manager and its officers,  directors and employees, including Messrs. Cleland and Schmank (directors of the Fund), Messrs. Swickard,
Milberger,  Schier, Ms. Harwood, Ms. Lee and Ms. Shields (officers of the Fund), all may be  deemed  to have a  direct  or  indirect  financial  interest  in the operation of the  Distribution  Plan. None of the  independent  directors have a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution  Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public  pursuant  to the
Distribution  Agreement  with the  Distributor.  Increases  in the net assets of
Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and
Technology Funds from sales pursuant to their respective  Distribution Plans and
Agreements may benefit  shareholders by reducing per share expenses,  permitting increased investment  flexibility and diversification of such Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

Shareholders  will vote on a proposal  to adopt for Growth and  Income,  Equity,
Global,  Ultra  and Mid Cap  Value  Funds a Class A  Distribution  Plan  that is comparable  to  plans  that  currently  are in place  for the  other  Funds.  If approved,  the Class A Distribution  Plan for those Funds would be effective May
1, 2002.

CLASS B SHARES -- Class B shares  are  offered  at net asset  value,  without an initial sales charge. With certain  exceptions,  the Funds may impose a deferred sales charge on shares  redeemed  within five years of the date of purchase.  No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge  will depend on the number of years  since the  investor  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                  ===========================================
                  YEAR SINCE PURCHASE     CONTINGENT DEFERRED
                   PAYMENT WAS MADE          SALES CHARGE
                  -------------------------------------------
                        First                     5%
                        Second                    4%
                        Third                     3%
                        Fourth                    3%
                        Fifth                     2%
                  Sixth and Following             0%
                  ===========================================

Class B shares (except shares  purchased  through the  reinvestment of dividends and other  distributions paid with respect to Class B shares) will automatically convert,  on the eighth  anniversary of the date such shares were purchased,  to
Class A shares which are subject to a lower  distribution  fee.  This  automatic conversion of Class B shares will take place  without  imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment
Manager.)  All shares  purchased  through  reinvestment  of dividends  and other distributions paid with respect to Class B shares  ("reinvestment  shares") will be considered to be held in a separate subaccount.  Each time any Class B shares
(other than those held in the subaccount)  convert to Class A shares, a pro rata portion of the  reinvestment  shares held in the subaccount will also convert to
Class A shares.  Class B shares so  converted  will no longer be  subject to the higher  expenses borne by Class B shares.  Because the net asset value per share of the Class A shares  may be higher or lower than that of the Class B shares at the  time  of  conversion,  although  the  dollar  value  will  be the  same,  a shareholder  may receive  more or less Class A shares than the number of Class B shares  converted.  Under  current  law,  it is the Funds'  opinion  that such a conversion  will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case,  the Board of Directors will consider what action,  if any, is  appropriate  and in the best  interests of the Class B shareholders.

CLASS B  DISTRIBUTION  PLAN -- Each Fund bears some of the costs of selling  its
Class B shares  under a  Distribution  Plan  adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment
Company Act of 1940 ("1940  Act").  This Plan provides for payments at an annual rate of 1.00% of the average  daily net asset  value of Class B shares.  Amounts paid by the Funds are  currently  used to pay  dealers and other firms that make
Class B shares  available to their  customers  (1) a  commission  at the time of purchase  normally  equal  to 4.00% of the  value of each  share  sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially,  and for each year thereafter,  quarterly,  in an amount  equal to .25%  annually of the average  daily net asset value of Class B shares sold by such  dealers and other firms and  remaining  outstanding  on the
books  of  the   Funds.   The   service   fee  may  also  be  used  to  pay  for
sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its  Class B  shares  to 6.25% of  gross  sales of Class B shares  since  the inception of the  Distribution  Plan, plus interest at the prime rate plus 1% on such  amount  (less  any  contingent  deferred  sales  charges  paid by  Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue  distribution  charges  incurred in connection with the Class B Distribution Plan which exceed current annual payments  permitted to be received by the Distributor from the Funds.  The Distributor  intends to seek full  payment of such  charges  from the Fund  (together  with  annual  interest thereon  at the prime  rate plus 1%) at such time in the  future  as, and to the extent that, payment thereof by the Funds would be within permitted limits.

Each Fund's Class B  Distribution  Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class B shares. In the event the
Class B  Distribution  Plan is  terminated  by the Class B  shareholders  or the
Funds' Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  The Funds make no payments in  connection  with the sales of their
Class B shares other than the distribution fee paid to the Distributor.

CLASS C SHARES -- Class C shares  are  offered  at net asset  value,  without an initial sales charge. With certain  exceptions,  the Funds may impose a deferred sales  charge on shares  redeemed  within one year of the date of  purchase.  No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

CLASS C  DISTRIBUTION  PLAN -- Each Fund bears some of the costs of selling  its
Class C shares  under a  Distribution  Plan  adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the Investment
Company Act of 1940 ("1940  Act").  This Plan provides for payments at an annual rate of 1.00% of the average  daily net asset  value of Class C shares.  Amounts paid by the Fund are  currently  used to pay  dealers  and other firms that make
Class C shares  available to their  customers  (1) a  commission  at the time of purchase  normally  equal to .75% of the value of each share sold,  and for each year thereafter,  quarterly,  in an amount equal to .75% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter,  quarterly, in an amount equal to .25%  annually of the  average  daily net asset value of Class C shares sold by such dealers and other firms and remaining  outstanding  on the books of the Fund. The service fee may also be used to pay for sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

Rules of the NASD limit the  aggregate  amount  that a Fund may pay  annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of
Class C shares since the inception of the  Distribution  Plan,  plus interest at the  prime  rate plus 1% on such  amount  (less any  contingent  deferred  sales charges  paid by  Class C  shareholders  to the  Distributor).  The  Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection  with the Class C Distribution  Plan which exceed current annual payments  permitted to be received by the Distributor from the Funds. The
Distributor intends to seek full payment of such charges from the Fund (together with  annual  interest  thereon  at the prime  rate plus 1%) at such time in the future as, and to the extent that,  payment thereof by the Funds would be within permitted limits.

The Fund's Class C  Distribution  Plan may be  terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class C shares. In the event the
Class C  Distribution  Plan is  terminated  by the Class C  shareholders  or the
Fund's Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  The Funds make no payments in  connection  with the sales of their
Class C shares other than the distribution fee paid to the Distributor.

CLASS S SHARES -- Class S shares  are  offered  at net asset  value,  without an initial sales charge. With certain  exceptions,  the Funds may impose a deferred sales charge on shares redeemed  within seven years of the date of purchase.  No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge  will depend on the number of years  since the  investor  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                  ============================================
                  YEAR SINCE PURCHASE      CONTINGENT DEFERRED
                   PAYMENT WAS MADE           SALES CHARGE
                  --------------------------------------------
                        First                      6%
                        Second                     6%
                        Third                      5%
                        Fourth                     4%
                        Fifth                      3%
                        Sixth                      2%
                        Seventh                    1%
                  Eighth and Following             0%
                  ============================================

CLASS S  DISTRIBUTION  PLAN -- Each Fund bears some of the costs of selling  its
Class S shares  under a  Distribution  Plan  adopted with respect to its Class S shares ("Class S Distribution Plan") pursuant to Rule 12b-1 under the Investment
Company Act of 1940 ("1940  Act").  This Plan provides for payments at an annual rate of 1.00% of the average  daily net asset  value of Class S shares.  Amounts paid by the Funds are  currently  used to pay  dealers and other firms that make
Class S shares  available to their  customers  (1) a  commission  at the time of purchase  normally equal to 4.00% of the value of each share sold, (2) a service fee for  account  maintenance  and  personal  service  to  shareholders  payable calendar  quarterly  beginning  in the  second  year in an amount  equal to .25%
annually  of the  average  daily net asset  value of Class S shares sold by such dealers  remaining  outstanding  on the  books  of the  Funds,  and  (3) a trail commission  payable  calendar  quarterly  beginning in the seventh year, and for each year  thereafter,  in an amount equal to .75% annually of the average daily net asset value of Class S shares sold by such dealers remaining  outstanding on the  books  of the  Funds.  The  service  fee  may  also  be  used  to  pay  for sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

Rules of the NASD limit the  aggregate  amount  that a Fund may pay  annually in distribution costs for the sale of its Class S shares to 6.25% of gross sales of
Class S shares since the inception of the  Distribution  Plan,  plus interest at the  prime  rate plus 1% on such  amount  (less any  contingent  deferred  sales charges  paid by  Class S  shareholders  to the  Distributor).  The  Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection  with the Class S Distribution  Plan which exceed current annual payments  permitted to be received by the Distributor from the Funds. The
Distributor intends to seek full payment of such charges from the Fund (together with  annual  interest  thereon  at the prime  rate plus 1%) at such time in the future as, and to the extent that,  payment thereof by the Funds would be within permitted limits.

Each Fund's Class S  Distribution  Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class S shares. In the event the
Class S  Distribution  Plan is  terminated  by the Class S  shareholders  or the
Fund's Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  The Funds make no payments in  connection  with the sales of their
Class S shares other than the distribution fee paid to the Distributor.

CALCULATION  AND WAIVER OF CONTINGENT  DEFERRED  SALES CHARGES -- Any contingent deferred  sales charge imposed upon  redemption of Class A shares  (purchased in amounts  of  $1,000,000  or more),  Class B shares,  Class C shares  and Class S shares is a  percentage  of the lesser of (1) the net asset  value of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon  redemption  of amounts  derived from (1) increases in the value above the net cost of such  shares due to  increases  in the net asset value per share of the Fund; (2) shares acquired through  reinvestment of income dividends and capital gain  distributions;  or (3) Class A shares (purchased in amounts of
$1,000,000  or more) or  Class C shares  held for more  than one year or Class B shares  held for more than five years or Class S shares held for more than seven years.  Upon  request  for  redemption,  shares not  subject  to the  contingent deferred  sales  charge  will be  redeemed  first.  Thereafter,  shares held the longest will be the first to be redeemed.

The  contingent  deferred  sales charge is waived:  (1) following the death of a shareholder  if  redemption  is made within one year after  death;  (2) upon the disability  (as defined in section  72(m)(7) of the Internal  Revenue Code) of a shareholder  prior to age 65 if  redemption  is made  within  one year after the disability,  provided such disability  occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an
IRA,  SAR-SEP or Keogh or any other  retirement  plan  qualified  under  Section
401(a),  401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement  plans  qualified  under  Section  401(a) or  401(k) of the  Internal
Revenue  Code due to (i)  returns  of excess  contributions  to the  plan,  (ii)
retirement of a participant in the plan,  (iii) a loan from the plan  (repayment of loans,  however,  will  constitute  new sales for purposes of  assessing  the contingent deferred sales charge), (iv) "financial hardship" of a participant in
the  plan,   as  that  term  is   defined   in   Treasury   Regulation   Section
1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.  The  contingent  deferred  sales charge will also be waived in the case of certain  redemptions  of Class B, Class C or Class S shares of the Funds pursuant  to  a  systematic  withdrawal  program.  (See  "Systematic  Withdrawal
Program," page 48.)

ARRANGEMENTS  WITH  BROKER-DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor,  from time to time,  will pay a bonus,  to  certain  dealers  whose representatives  have sold or are  expected to sell  significant  amounts of the
Funds  and/or  certain  other funds  managed by the  Investment  Manager.  Bonus compensation  may include  reallowance  of the entire  sales charge and may also include,  with  respect to Class A shares,  an amount  which  exceeds the entire sales charge and, with respect to Class B, Class C or Class S shares,  an amount which  exceeds  the  maximum  commission.  The  Distributor,  or the  Investment
Manager,  may also provide financial assistance to certain dealers in connection with conferences,  sales or training programs for their employees,  seminars for the public,  advertising,  sales  campaigns,  and/or  shareholder  services  and programs  regarding one or more of the Funds managed by the Investment  Manager.
In addition,  the  Investment  Manager or  Distributor  may sponsor  training or education meetings at various locations.  In connection with such meetings it is expected  that the  Investment  Manager  or  Distributor  would pay the  travel, lodging and other expenses of representatives of the dealers in attendance.  The
Fund  Administrator  or  Distributor  may also pay certain  transaction or order processing  costs  incurred  by dealers who sell Fund  shares  through  clearing dealers.  Certain of the foregoing  arrangements  may be financed by payments to the Distributor under a Rule 12b-1  Distribution Plan. These arrangements do not change the price an  investor  will pay for shares or the amount  that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.
A dealer to whom  substantially  the  entire  sales  charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

The  Distributor  also may pay banks and other  financial  services  firms  that facilitate  transactions  in shares of the Funds for their clients a transaction fee up to the level of the  payments  made  allowable to dealers for the sale of such shares as described above.

The  Investment  Manager or  Distributor  also may pay a marketing  allowance to dealers who meet  certain  eligibility  criteria.  This  allowance  is paid with reference to new sales of Fund shares in a calendar year and may be discontinued
at any time.  To be eligible for this  allowance  in any given year,  the dealer must sell a  minimum  of  $2,000,000  of Class A,  Class B,  Class C and Class S
shares during that year.  The  applicable  marketing  allowance  factors are set forth in the accompanying table.

       =================================================================
                                                    APPLICABLE MARKETING
       AGGREGATE NEW SALES                            ALLOWANCE FACTOR*
       -----------------------------------------------------------------
       Less than $2 million ........................        .00%
       $2 million but less than $5 million .........        .15%
       $5 million but less than $10 million ........        .25%
       $10 million but less than $15 million .......        .35%
       $15 million but less than $20 million .......        .50%
       or $20 million or more ......................        .75%
       -----------------------------------------------------------------
       *The  maximum  marketing  allowance  factor  applicable  per this schedule  will be applied to all new sales in the calendar  year to determine the marketing allowance payable for such year.
       =================================================================

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1)  directors,  officers  and  employees  of the Funds,  the
Funds' Investment Manager or Distributor;  directors,  officers and employees of
Security Benefit Life Insurance  Company and its  subsidiaries;  agents licensed with Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following relatives of any such directors,  officers and employees (and their spouses):  spouses,  grandparents,  parents,  children, grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

Class A shares  of the  Funds  may be  purchased  at net  asset  value  when the purchase is made on the recommendation of (i) a registered  investment  adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor;  or (ii) a certified  financial planner or registered broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement  plans that
(i) buy shares of the Security  Funds worth  $500,000 or more;  (ii) have 100 or more  eligible  employees at the time of purchase;  (iii)  certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv)
are provided administrative services by certain third-party  administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least
$1,000,000.  Purchases  made  pursuant  to this  provision  may be  subject to a deferred  sales charge of up to 1% in the event of a redemption  within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

A shareholder of Equity Fund who formerly  invested in the Bondstock  Investment
Plans or Life Insurance  Investors  Investment  Plans received Class A shares of
Equity Fund in liquidation of the Plans. Such a shareholder may purchase Class A shares  of  Equity  Fund at net  asset  value  provided  that  such  shareholder maintains his or her Equity Fund account.

PURCHASES  FOR   EMPLOYER-SPONSORED   RETIREMENT  PLANS  --  Security  Financial
Resources,  Inc.,  an  affiliated  company  of  the  Distributor,   offers  plan
recordkeeping  services on a fee basis to  employer-sponsored  retirement plans.
Employer-sponsored  retirement  plans that have  entered  into an  agreement  to receive such services from Security Financial Resources, Inc. may purchase Class
A shares of the Funds at net asset value under certain circumstances. Such plans would first  purchase  Class C shares of the Funds for an initial period of time that would  vary with the size of the plan,  amount of assets  flowing  into the plan and level of service  provided by the dealer.  After that initial period of time has elapsed,  the plan would  exchange at net asset value  existing Class C shares for Class A shares of the respective  funds,  and new purchases under the plans would be made in Class A shares at net asset value.

The  schedule  below sets forth the amount of time that  retirement  plan assets would  remain  invested  in Class C shares  before  they would be  eligible  for exchange to Class A shares of the respective Funds. The schedule below also sets forth the  commissions  paid to dealers in connection  with sales of Fund shares with respect to such retirement plans, which commissions  replace those normally paid in connection with sales of Class C shares.

================================================================================
                                                           COMMISSION BY
                               NUMBER OF YEARS           YEAR OF PURCHASE*
                                 INVESTED IN        ----------------------------
ELIGIBLE PLANS                  CLASS C SHARES      1       2     3     4     5+
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow         8 years          5%      4%    3%    2%    1%
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow         8 years          6%      4%    2%    1%    1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow          6 years          4%      3%    2%    1%    1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow          5 years          3%      2%    1%    1%    1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow          3 years          2%      1%    1%    1%    1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow         0 years**         1%++    1%    1%    1%    1%
--------------------------------------------------------------------------------
 *The commission is a percentage of the amount invested. The year of purchase is measured  from  the  date  of the  plan's  initial  investment  in the  Funds.
  Notwithstanding  the  foregoing  schedule,  if 50% or more of the plan  assets allocated to the Funds is redeemed  within the four-year  period  beginning on the date of the plan's initial  investment in the Funds,  the commission  will immediately drop to 1% for all subsequent purchases.
**Amounts will be invested in Class A shares at net asset value.
++Certain dealers may receive 1.25% in year 1.
================================================================================

The Distributor may also enter into  arrangements with dealers whereby it agrees to "annualize" the first-year  commission expected to be paid on the purchase of
Fund shares by  retirement  plans  receiving  plan  recordkeeping  services from
Security Financial Resources,  Inc. Such arrangements will typically provide for an up-front  payment by the Distributor to the dealer of a specified  percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances,  a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources,  Inc. may transfer its assets in an arrangement where it receives such services. In such circumstances, the Distributor  may pay the dealer a commission on the transferred  assets that is different  from the  commission  otherwise set forth in the table above,  but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions  set forth above,  dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment.
The  Distributor  pays  service  fees  quarterly,  in an  amount  equal to 0.25%
annually of the average  daily net asset value of Class C shares sold by dealers in  connection  with such  employer-sponsored  retirement  plans  and  remaining outstanding on the books of the Funds.

ACCUMULATION PLAN

Investors may purchase  shares on a periodic  basis under an  Accumulation  Plan which  provides  for an  initial  investment  of  $100  minimum  and  subsequent investments  of $20  minimum at any time.  An  Accumulation  Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will.  Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and  fractional  shares of the Fund as of the close of business on the day such payment is received.  A confirmation and statement of account will be sent to the investor following each investment.
Certificates for whole shares will be issued upon request.  No certificates will be issued for  fractional  shares which may be withdrawn  only by redemption for cash.  Investors may choose to use an Automatic  Investment Plan (automatic bank draft) to make their Fund purchases.  There is no additional charge for choosing to use an  Automatic  Investment  Plan.  Withdrawals  from your bank account may occur up to 3 business  days before the date  scheduled to purchase Fund shares.
An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic  Withdrawal  Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of
$25 or more. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified  dollar amount.  The Program may also be based upon the  liquidation of a fixed or variable  number of shares provided that the amount withdrawn monthly is at least $25.  However,  the Funds do  not  recommend  this  (or  any  other  amount)  as  an  appropriate  monthly withdrawal.  Shares with a current  aggregate  offering  price of $5,000 or more must  be  deposited  with  the  Investment  Manager  acting  as  agent  for  the shareholder under the Program. There is no service charge on the Program.

Sufficient  shares will be  liquidated  at net asset value to meet the specified withdrawals.  Liquidation of shares may deplete the investment,  particularly in the event of a market decline.  Payments cannot be considered as actual yield or income  since part of such  payments  is a return of capital.  Such  withdrawals constitute a taxable event to the  shareholder.  The maintenance of a Withdrawal
Program  concurrently  with purchases of additional  shares of the Fund would be disadvantageous  because  of the sales  commission  payable  in  respect to such purchases.  During the withdrawal  period, no payments will be accepted under an
Accumulation  Plan.  Income  dividends  and  capital  gains   distributions  are
automatically  reinvested at net asset value. If an investor has an Accumulation
Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B, Class C or Class S shares  without  the  imposition  of any  applicable contingent  deferred sales charge,  provided that such withdrawals do not in any
12-month period, beginning on the date the Program is established, exceed 10% of the value of the  account on that date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B, Class C or Class S shares  provides for withdrawals in excess of 10%
of  the  value  of the  account  in any  Program  year  and,  as a  result,  all withdrawals  under  such a Program  are  subject  to any  applicable  contingent deferred  sales  charge.  Free  Systematic  Withdrawals  will be made  first  by redeeming  those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming  shares held the longest.  The contingent  deferred sales charge  applicable  to a redemption of Class B, Class C and Class S shares requested while Free Systematic Withdrawals are being made will be calculated as described under  "Calculation and Waiver of Contingent  Deferred Sales Charges,"
page 45.

The shareholder receives  confirmation of each transaction showing the source of the payment and the share  balance  remaining in the  Program.  A Program may be terminated  on written  notice by the  shareholder  or by the Fund,  and it will terminate  automatically  if all shares are  liquidated  or  withdrawn  from the account.

INVESTMENT MANAGEMENT

The Investment Manager,  located at 700 SW Harrison Street,  Topeka, Kansas, has served as  investment  adviser to  Security  Growth and  Income  Fund  (formerly
Security  Investment  Fund),  Security  Equity Fund,  and  Security  Ultra Fund,
respectively,  since April 1, 1964,  January 1, 1964,  and April 22,  1965.  The
Investment  Manager  also acts as  investment  adviser to Security  Income Fund,
Security Cash Fund, SBL Fund,  and Security  Municipal Bond Fund. The Investment
Manager is a limited  liability  company  controlled  by its  members,  Security
Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG").  SBG is
an insurance and financial  services  holding  company  wholly-owned by Security
Benefit  Life  Insurance  Company,  700  SW  Harrison  Street,   Topeka,  Kansas
66636-0001.  Security Benefit Life, a stock life insurance company, incorporated under the laws of Kansas, is controlled by Security Benefit Corp.  ("SBC").  SBC is wholly owned by Security  Benefit  Mutual Holding  Company,  which is in turn controlled  by  Security  Benefit  Life  policyholders.  Security  Benefit  Life together with its  subsidiaries,  has  approximately  $9 billion of assets under management as of September 30, 2001.

The  Investment  Manager  serves as  investment  adviser to Security  Growth and
Income Fund, Security Equity Fund and Security Ultra Fund,  respectively,  under
Investment  Management  and  Services  Agreements,  which were  approved  by the shareholders  of the Funds on January 26, 2000,  and which  became  effective on
January 27, 2000. Pursuant to the Investment Management and Services Agreements,
the Investment Manager furnishes investment  advisory,  statistical and research services to the Funds,  supervises  and  arranges  for the  purchase and sale of securities  on  behalf  of the  Funds,  and  provides  for the  compilation  and maintenance of records pertaining to the investment advisory function.

The  Investment  Manager  has entered  into a  sub-advisory  agreement  with The
Dreyfus  Corporation,  200 Park  Avenue,  New York,  New York 10166,  to provide investment  advisory  services  to Growth  and  Income  Fund.  Pursuant  to this agreement,  Dreyfus  furnishes  investment  advisory  services,  supervises  and arranges for the purchase and sale of  securities on behalf of Growth and Income
Fund and provides for the compilation  and maintenance of records  pertaining to such investment advisory services, subject to the control and supervision of the
Fund's Board of Directors and the Investment  Manager.  For such  services,  the
Investment  Manager  pays  Dreyfus an annual  fee equal to 0.25% of the  average daily closing  value of the net assets of Growth and Income Fund,  computed on a daily basis and paid monthly.  Beginning as of January 1, 2003, the fee shall be equal to an annual rate of 0.30% of the  average  daily net assets of Growth and
Income Fund as of any business day that the  aggregate  net assets of Growth and
Income Fund and SBL Fund,  Series B do not exceed one billion  dollars and shall be equal to an annual  rate of 0.25% of the  average  daily net assets of Growth and Income Fund as of any business day that the  aggregate  net assets of Growth and Income Fund and SBL Fund, Series B equal or exceed one billion dollars.

Dreyfus  is  a  wholly-owned  subsidiary  of  Mellon  Bank,  N.A.,  which  is  a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon").  Mellon is a
global financial  services company  incorporated  under Pennsylvania law in 1971 and registered  under the Federal Bank Holding  Company Act of 1956, as amended.
Founded in 1947,  Dreyfus manages  approximately $181 billion in over 190 mutual fund portfolios.

The  Investment   Manager  has  entered  into  a  sub-advisory   agreement  with
OppenheimerFunds,  Inc.,  498 Seventh  Avenue,  New York,  NY 10018,  to provide investment  advisory  services  to  Global  Fund.  Pursuant  to this  agreement,
Oppenheimer furnishes investment advisory,  statistical and research facilities, supervises  and arranges for the  purchase and sale of  securities  on behalf of
Global  Fund  and  provides  for the  compilation  and  maintenance  of  records pertaining  to such  investment  advisory  services,  subject to the control and supervision  of the Fund's Board of Directors and the  Investment  Manager.  For
such services,  the Investment Manager pays Oppenheimer an annual fee equal to a percentage  of the average  daily  closing  value of the  combined net assets of
Global Fund and another Fund managed by the Investment Manager, SBL Fund, Series
D, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300  million,  plus 0.30% of such assets  over $300  million up to
$750 million and 0.25% of such assets over $750 million.

Oppenheimer is owned by Oppenheimer Acquisition Corp., a holding company that is owned  in  part  by  senior  officers  of  OppenheimerFunds  and  controlled  by
Massachusetts  Mutual Life  Insurance  Company.  Oppenheimer  has operated as an investment advisor since 1960. In addition, Oppenheimer and its subsidiaries and affiliates  currently manage investment  companies with assets of more than $120 billion as of October 31, 2001, and more than 5 million shareholder accounts.

The Investment Manager has engaged Strong Capital Management, Inc., 100 Heritage
Reserve,  Menomonee  Falls,  Wisconsin  53051,  to provide  investment  advisory services to the Small Cap Growth Fund. For such services, the Investment Manager pays Strong, an annual fee based on the combined average net assets of Small Cap
Growth Fund and another fund for which the Investment Manager has engaged Strong to provide advisory services.  The fee is equal to 0.50% of the combined average net assets under $150  million,  0.45% of the combined  average net assets at or above $150 million but less than $500 million, and 0.40% of the combined average net assets at or above $500  million.  Strong is a  privately  held  corporation which is controlled by Richard S. Strong.  Strong was established in 1974 and as of September 30, 2001, manages over $42.3 billion in assets.

The Investment  Manager has retained Deutsche Asset  Management,  Inc., 280 Park
Avenue,  New York, New York 10017, to provide  investment  advisory  services to
Enhanced Index Fund and  International  Fund.  Pursuant to the  agreement,  DAMI furnishes investment advisory,  statistical and research facilities,  supervises and arranges for the purchase and sale of  securities on behalf of the Funds and provides for the  compilation  and  maintenance  of records  pertaining  to such investment  advisory  services,  subject to the control and  supervision  of the
Fund's Board of  Directors  and the  Investment  Manager.  For such  services to
Enhanced Index Fund,  the Investment  Manager pays DAMI an annual fee equal to a percentage  of the average  daily  closing  value of the  combined net assets of
Enhanced  Index Fund and  another  fund,  computed  on a daily basis as follows:
0.20% of the  combined  average  daily net assets of $100  million or less;  and
0.15% of the  combined  average  daily net assets of more than $100  million but less than $300  million;  and 0.13% of the combined  average daily net assets of more than $300 million.  The Investment Manager also will pay DAMI the following minimum fees with respect to the Enhanced  Index Fund: (i) no minimum fee in the first year the  Enhanced  Index Fund  begins  operations;  (ii)  $100,000 in the
Fund's second year of operations;  and (iii) $200,000 in the third and following years of the Fund's  operations.  For the services provided to the International
Fund,  the  Investment  Manager pays DAMI an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Fund and another fund managed by the Investment Manager, computed on a daily basis as follows:  0.60% of the combined average daily net assets of $200 million or less and 0.55% of the combined average daily net assets of more than $200 million.

DAMI is an indirect  wholly  owned  subsidiary  of Deutsche  Bank AG  ("Deutsche
Bank"). DAMI has provided asset management services since 1953. Deutsche Bank is
split  into  5  business  divisions,   including  DAMI,  which  encompasses  the
investment  management  capabilities  of DAMI.  As of September 30, 2001, in the
U.S., DAMI is responsible for $73.9 billion in client assets.

The Investment Manager has engaged Wellington  Management Company, LLP, 75 State
Street, Boston, Massachusetts,  02109 to provide investment advisory services to the Technology Fund.

Wellington is a limited liability  partnership which traces its origins to 1928.
It  currently  manages  over $281  billion  in  assets  on behalf of  investment
companies,   employee   benefit  plans,   endowments,   foundations   and  other
institutions.

For the services  provided to the Technology  Fund, the Investment  Manager pays
Wellington  an annual fee equal to 0.50% of the average  daily  closing value of the combined  net assets of  Technology  Fund and Series T of SBL Fund,  another fund managed by the Investment Manager.

Pursuant to the Investment  Management and Services  Agreements,  the Investment
Manager also performs administrative  functions and the bookkeeping,  accounting and pricing  functions  for the Funds,  and performs all  shareholder  servicing functions,  including  transferring  record ownership,  processing  purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.

The  Investment  Manager  has also  agreed to arrange  for others (or itself) to provide to the  Growth  and  Income,  Equity,  Global and Ultra  Funds all other services,  including custodian and independent accounting services,  required by those Funds. The Investment Manager will, when necessary, engage the services of third parties such as a custodian  bank or independent  auditors,  in accordance with applicable legal  requirements,  including approval by each Fund's Board of
Directors.  The Investment  Manager bears the expenses of providing the services it is required  to furnish  under the  Agreement  for each of Growth and Income,
Equity,  Global and Ultra Funds.  Thus,  those Funds' expenses include only fees paid to the  Investment  Manager as well as expenses of  brokerage  commissions, interest, taxes,  extraordinary expenses approved by the Board of Directors, and
Class A, Class B, Class C and Class S distribution fees.  Shareholders of Growth and Income,  Equity, Ultra and Global Funds will vote on a proposal to amend the
Investment Management and Services Agreement.  If the proposal is approved, each such  Fund  would  pay all of its  expenses,  which  are  currently  paid by the
Investment Manager, effective May 1, 2002.

Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index,
International, Select 25, Large Cap Growth and Technology Funds pay all of their respective  expenses not assumed by the Investment  Manager or the  Distributor, including organization expenses;  directors' fees; fees of the Fund's custodian;
taxes and governmental fees;  interest charges;  any membership dues;  brokerage commissions;  expenses of preparing and  distributing  reports to  shareholders;
costs of shareholder and other  meetings;  Class A, Class B, Class C and Class S distribution fees; and legal,  auditing and accounting  expenses.  Total Return,
Social   Awareness,   Mid  Cap  Value,   Small  Cap  Growth,   Enhanced   Index,
International, Select 25, Large Cap Growth and Technology Funds also pay for the preparation  and  distribution of the prospectus to their  shareholders  and all expenses in connection  with  registration  under the Investment  Company Act of
1940 and the  registration  of their  capital  stock  under  federal  and  state securities  laws.  Total  Return,  Social  Awareness,  Mid Cap Value,  Small Cap
Growth,  Enhanced  Index,  International,   Select  25,  Large  Cap  Growth  and
Technology Funds pay nonrecurring expenses that may arise,  including litigation expenses affecting them.

The  Investment  Manager has agreed to reimburse the Funds or waive a portion of its  management  fee for any amount by which the total  annual  expenses  of the
Funds  (including  management  fees, but excluding  interest,  taxes,  brokerage commissions,  extraordinary  expenses  and Class A, Class B, Class C and Class S distribution  fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most  restrictive  expense  limitation imposed by any state in which shares of the Funds are then  qualified  for sale.
(The Investment  Manager is not aware of any state that currently imposes limits on the level of mutual fund  expenses.) The Investment  Manager,  as part of the investment  advisory  agreement with Security Equity Fund, has agreed to cap the total  annual  expenses of  Enhanced  Index Fund and Select 25 Fund to 1.75% and
International  Fund to  2.25%,  in  each  case  exclusive  of  interest,  taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.

As compensation for its services,  the Investment  Manager receives with respect to Growth and Income,  Equity and Ultra  Funds,  on an annual  basis,  2% of the first $10 million of the  average net assets,  1 1/2% of the next $20 million of the average net assets and 1% of the remaining  average net assets of the Funds, determined  daily and payable  monthly.  The  Investment  Manager  receives with respect to the Global Fund, on an annual  basis,  2% of the first $70 million of the  average  net  assets  and 1  1/2%  of the  remaining  average  net  assets, determined daily and payable monthly. Shareholders of Growth and Income, Equity,
Ultra  and  Global  Funds  will  vote on a  proposal  to  amend  the  Investment
Management and Services Agreement.  If the proposal is approved,  the management fees for Growth and Income, Equity and Ultra Funds would be 0.75% and for Global
Fund would be 1%, effective May 1, 2002.

Separate fees are paid by Total Return,  Social Awareness,  Mid Cap Value, Small
Cap  Growth,  Enhanced  Index,  International,  Select 25,  Large Cap Growth and
Technology   Funds  to  the   Investment   Manager  for   investment   advisory,
administrative  and  transfer  agency  services.  With  respect  to  the  Social
Awareness,  Mid Cap Value,  Small Cap  Growth,  Large Cap Growth and  Technology
Funds,  the  Investment  Manager  receives,  on an annual  basis,  an investment advisory  fee  equal to 1% of the  average  daily net  assets of the  respective
Funds,  calculated  daily and payable monthly.  The investment  advisory fee for
Enhanced  Index,  Total  Return  and  Select  25  Funds is equal to 0.75% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment  advisory fee for International Fund is equal to 1.10% of the average daily  net  assets of the  Fund,  calculated  daily  and  payable  monthly.  The
Investment  Manager also receives,  on an annual basis,  an  administrative  fee equal to 0.09% of the average  daily net assets of the Social  Awareness,  Total
Return, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25 and Large Cap
Growth  Funds.  The  Investment  manager  receives,   on  an  annual  basis,  an
administrative  fee  equal  to  0.045%  of  the  average  daily  net  assets  of
International  Fund  plus the  greater  of 0.10% of its  average  net  assets or
$60,000.  The administrative fee for Technology Fund on an annual basis is equal to .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or (i) $45,000 in the year ending  April 30, 2002 or (ii)
$60,000  thereafter.  For transfer agency services provided to each of the Total
Return,  Social  Awareness,  Mid Cap Value,  Small Cap Growth,  Enhanced  Index,
International,  Select 25, Large Cap Growth and Technology Funds, the Investment
Manager  receives  an  annual  maintenance  fee  of  $8.00  per  account,  and a transaction  fee  of  $1.00  per  transaction.  If the  proposal  to  amend  the
Investment Management and Services Agreement is approved, the administrative fee for the Growth and Income,  Equity and Ultra  Funds on an annual  basis would be equal to 0.09% of the average daily net assets of each such Fund, and for Global
Fund would be equal to 0.045% of the  average  daily net assets of the Fund plus the  greater of 0.10% of its average  net assets or  $60,000,  effective  May 1,
2002. If the proposal were  approved,  the transfer  agency fees for those Funds would be an annual  maintenance fee of $8.00 per account,  and a transaction fee of $1.00 per transaction, effective May 1, 2002.

During the fiscal years ended September 30, 2001,  2000, and 1999 the Funds paid the following amounts to the Investment Manager for its services:

==========================================================================================
                           INVESTMENT      INVESTMENT     ADMINISTRATIVE   TRANSFER AGENCY
                            ADVISORY        ADVISORY       SERVICE FEES     SERVICE FEES
                            FEES PAID      FEES WAIVED       PAID TO          PAID TO
                          TO INVESTMENT   BY INVESTMENT     INVESTMENT       INVESTMENT
FUND            YEAR         MANAGER         MANAGER         MANAGER           MANAGER
------------------------------------------------------------------------------------------
Growth and      2001       $   819,249      $      0         $     0          $      0
Income Fund     2000           942,194             0               0                 0
                1999         1,101,276             0               0                 0
------------------------------------------------------------------------------------------
Equity          2001         8,523,319             0               0                 0
Fund            2000        11,139,289             0               0                 0
                1999        11,048,439             0               0                 0
------------------------------------------------------------------------------------------
Global          2001         1,648,290             0               0                 0
Fund            2000         1,532,893             0               0                 0
                1999           835,806             0               0                 0
------------------------------------------------------------------------------------------
Total           2001            50,679             0           6,081             6,966
Return          2000            58,548             0           7,026            10,727
Fund            1999(1)         67,956             0          49,157            10,768
------------------------------------------------------------------------------------------
Social          2001           276,531             0          24,888            47,997
Awareness       2000           291,335             0          26,220            43,826
Fund            1999           189,229             0          16,807            29,225
------------------------------------------------------------------------------------------
Mid Cap         2001           748,052             0          67,326            79,775
Value           2000           393,950             0          35,455            39,655
Fund            1999           258,906             0          23,301            31,436
------------------------------------------------------------------------------------------
Small Cap       2001           362,309             0           32,608          134,829
Growth          2000           408,564        35,191          36,771            56,866
Fund            1999                 0       114,419           9,398             9,645
------------------------------------------------------------------------------------------
Enhanced        2001           175,022             0          21,003            20,043
Index Fund      2000           194,986             0          23,398            17,934
                1999(2)         82,418             0           9,890             4,312
------------------------------------------------------------------------------------------
International   2001            96,963       109,649          58,967             8,613
Fund            2000           113,344       103,999          44,637             5,513
                1999(2)         44,906             0          21,837             1,425
------------------------------------------------------------------------------------------
Select 25       2001           301,879             0          36,226            60,759
Fund            2000           323,864             0          38,864            56,873
                1999(2)         95,115             0          11,414            16,830
------------------------------------------------------------------------------------------
Large Cap       2001            72,451        11,930           6,521             6,838
Growth Fund     2000            23,741             0           2,137               405
------------------------------------------------------------------------------------------
Technology      2001            80,170        36,973          39,858            14,008
Fund            2000            29,670         1,046          13,835             1,645
------------------------------------------------------------------------------------------
Ultra Fund      2001         2,434,028             0               0
                2000         1,981,499             0               0                 0
                1999         1,137,409             0               0                 0
------------------------------------------------------------------------------------------
1  For the fiscal year ended  September 30, 1999,  the Investment  Manager  reimbursed the
   Total Return Fund $20,929 of the Fund's administrative and transfer agency fees.

2  Enhanced  Index,  International  and Select 25 Funds'  figures  are based on the period
   January 29, 1999 (date of inception) to September 30, 1999.  Percentage amounts for the period have been annualized.
==========================================================================================

================================================================================
                                              TOTAL EXPENSE RATIO
                               -------------------------------------------------
FUND                  YEAR     CLASS A     CLASS B     CLASS C(1)     CLASS S(2)
--------------------------------------------------------------------------------
Growth and            2001      1.32%       2.32%        2.33%         2.36%
Income Fund           2000      1.27%       2.27%        2.28%           --
                      1999      1.22%       2.22%        2.22%           --
--------------------------------------------------------------------------------
Equity Fund           2001      1.02%       2.02%        2.02%         2.03%
                      2000      1.02%       2.02%        2.02%           --
                      1999      1.02%       2.02%        2.02%           --
--------------------------------------------------------------------------------
Global Fund           2001      1.90%       2.39%        2.91%         2.92%
                      2000      1.92%       2.29%        2.92%           --
                      1999      2.00%       3.00%        3.00%           --
--------------------------------------------------------------------------------
Total Return Fund     2001      1.51%       2.51%        2.56%         1.65%
                      2000      1.49%       2.49%        2.30%           --
                      1999      2.00%       2.94%        2.93%           --
--------------------------------------------------------------------------------
Social                2001      1.43%       2.43%        2.45%         2.38%
Awareness Fund        2000      1.42%       2.43%        2.55%           --
                      1999      1.42%       2.51%        2.66%           --
--------------------------------------------------------------------------------
Mid Cap               2001      1.30%       2.30%        2.30%         2.29%
Value Fund            2000      1.29%       2.32%        2.36%           --
                      1999      1.33%       2.37%        2.38%           --
--------------------------------------------------------------------------------
Small Cap             2001      1.91%       2.67%        2.68%         2.79%
Growth Fund           2000      1.55%       2.44%        2.39%           --
                      1999      0.49%       1.94%        1.47%           --
--------------------------------------------------------------------------------
Enhanced              2001      1.42%       2.17%        2.17%         2.17%
Index Fund            2000      1.44%       2.18%        2.15%           --
                      1999      1.48%       2.20%        2.05%           --
--------------------------------------------------------------------------------
International         2001      2.51%       3.25%        3.25%           --
Fund                  2000      2.46%       3.26%        3.11%           --
                      1999      2.50%       3.19%        2.78%           --
--------------------------------------------------------------------------------
Select 25 Fund        2001      1.39%       2.14%        2.14%         2.22%
                      2000      1.35%       2.11%        2.10%           --
                      1999      1.48%       2.19%        2.07%           --
--------------------------------------------------------------------------------
Large Cap             2001      2.00%       2.75%        2.75%         2.75%
Growth Fund           2000      1.92%       2.68%        2.66%           --
--------------------------------------------------------------------------------
Technology Fund       2001      2.26%       3.01%        3.01%         3.01%
                      2000      2.28%       3.03%        3.03%           --
--------------------------------------------------------------------------------
Ultra Fund            2001      1.09%       2.09%        2.09%         2.10%
                      2000      1.11%       2.11%        2.11%           --
                      1999      1.21%       2.21%        2.21%           --
--------------------------------------------------------------------------------
1  Class C  shares  were  initially  offered  for  sale  on  January  29,  1999.
   Percentage amounts for the period have been annualized.
2  Class S  shares  were  initially  offered  for  sale  on  February  1,  2001.
   Percentage amounts for the period have been annualized.
================================================================================

The Funds' Investment  Management and Services Agreements are renewable annually by each Fund's Board of  Directors or by a vote of a majority of the  individual
Fund's  outstanding  securities and, in either event, by a majority of the board who are not parties to the  Agreement or  interested  persons of any such party.
The Agreements  provide that they may be terminated  without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

The  following  persons are  affiliated  with the Funds and also with the Funds'
investment adviser, Security Management Company, LLC, in these capacities:

==========================================================================================
                                                         POSITION(S) WITH SECURITY
NAME                       POSITION(S) WITH THE FUNDS    MANAGEMENT COMPANY, LLC
------------------------------------------------------------------------------------------
James R. Schmank           President and Director        President and Managing
                                                           Member Representative
------------------------------------------------------------------------------------------
John D. Cleland            Chairman of the Board         Senior Vice President and
                             and Director                  Managing Member Representative
------------------------------------------------------------------------------------------
Terry A. Milberger         Vice President                Senior Vice President and
                             (Equity Fund)                 Senior Portfolio Manager
------------------------------------------------------------------------------------------
Amy J. Lee                 Secretary                     Secretary
------------------------------------------------------------------------------------------
Brenda M. Harwood          Treasurer                     Assistant Vice President
                                                           and Treasurer
------------------------------------------------------------------------------------------
Cindy L. Shields           Vice President                Vice President and Senior
                             (Equity Fund only)            Portfolio Manager
------------------------------------------------------------------------------------------
Christopher D. Swickard    Assistant Secretary           Assistant Secretary
------------------------------------------------------------------------------------------
James P. Schier            Vice President                Vice President and Senior
                             (Equity Fund                  Portfolio Manager
                             and Ultra Fund only)
==========================================================================================

PORTFOLIO MANAGEMENT--

DEAN S. BARR,  Managing  Director and Global Chief  Investment  Officer of DAMI,
joined  DAMI in  September  1999 as a  Managing  Director  and Chief  Investment
Officer of the Americas. Prior to joining the Company in 1999 he had 18 years of experience, including Chief Investment Officer of active quantitative strategies at State Street Global Advisors,  Chief Executive Officer at Advanced Investment
Technology and in various  positions at Goldman Sachs. He has a B.A. degree from
Cornell University and a M.B.A. degree from New York University, Stern School of
Business.

CLARE BRODY,  Director of DAMI, has been Co-Manager of International  Fund since
February of 2002. Ms. Brody joined DAMI in 1993 and is a Portfolio  Manager with a primary focus on European markets. Ms. Brody earned a B.S. degree from Cornell
University and is a Chartered Financial Analyst charterholder.

MANISH  KESHIVE,  Director of DAMI,  has been  co-manager of Enhanced Index Fund since  September  1999. He joined DAMI in 1996.  Prior to joining DAMI, he was a student  earning a B.S.  degree  in  Technology  from the  Indian  Institute  of
Technology  in 1993 and an M.S.  degree  from  the  Massachusetts  Institute  of
Technology in 1995.

TERRY A. MILBERGER,  Senior  Portfolio  Manager of the Investment  Manager,  has
managed  Equity Fund since 1981.  He has been the lead manager of Select 25 Fund since its  inception in January 1999 and of Total Return Fund since May 1999. He has more  than 25 years of  investment  experience.  He began  his  career as an investment  analyst in the  insurance  industry,  and from 1974 through 1978, he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned  to the  Investment  Manager in 1981.  Mr.  Milberger  holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst charterholder.

BRANDON  NELSON was named  co-manager  of the Small Cap Growth  Fund in December
2000. Mr. Nelson has over four years of investment  experience and joined Strong in 1996 after  working as a summer intern on the Ognar team in 1995. He received a M.S.  degree in  finance  from the  University  of  Wisconsin-Madison  and was selected to participate in the Applied  Security  Analysis  Program.  Mr. Nelson
earned a B.B.A. degree in finance from the University of  Wisconsin-Madison.  He is also a Chartered Financial Analyst charterholder.

RONALD C. OGNAR,  Portfolio Manager of Strong, has managed Small Cap Growth Fund since its inception in 1997. He is a Chartered  Financial Analyst  charterholder with more than 30 years of  investment  experience.  Mr. Ognar joined  Strong in
April 1993 after two years as a principal and portfolio manager with RCM Capital
Management.  For  approximately  3 years  prior to his  position  at RCM Capital
Management,  he was a portfolio manager at Kemper Financial Services in Chicago.
Mr. Ognar began his investment  career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

ROBERT  REINER,  Managing  Director  at DAMI,  has been  co-lead  manager of the
International  Fund since its inception in January 1999. He has been a portfolio manager of other investment  products with similar  investment  objectives since joining DAMI in 1994. At DAMI, he has been involved in developing analytical and investment  tools for the group's  international  equity team. His primary focus has been on Japanese  and European  markets.  Prior to joining  DAMI,  he was an equity analyst and also provided macroeconomic  coverage for Scudder,  Stevens &
Clark from 1993 to 1994.  He previously  served as Senior  Analyst at Sanford C.
Bernstein & Co. from 1991 to 1992, and was  instrumental  in the  development of
Bernstein's  International  Value Fund. Mr. Reiner spent more than nine years at
Standard  &  Poor's  Corporation,  where he was a  member  of its  international ratings group.  His tenure  included  managing the day-to-day  operations of the
Standard & Poor's Corporation Tokyo office for three years.

WELLINGTON   MANAGEMENT   COMPANY'S  GLOBAL  TECHNOLOGY  TEAM  has  managed  the
Technology  Fund since its  inception  in May of 2000.  The  Technology  Team is comprised of a group of global industry analysts who focus on various industries of the  Technology  sector.  The  Technology  Team is supported by a significant number of specialized  fundamental,  quantitative  and technical  analysts,  and macro-economic analysts and traders.

JAMES P. SCHIER, Senior Portfolio Manager of the Investment Manager, has managed
Mid Cap Value Fund  since its  inception  in 1997 and Ultra  Fund since  January
1998. He has 18 years of experience in the  investment  field and is a Chartered
Financial Analyst  charterholder.  While employed by the Investment  Manager, he also served as research  analyst.  Prior to joining  the  Investment  Manager in
1995, he was a portfolio  manager for Mitchell  Capital  Management from 1993 to
1995.  From 1988 to 1995 he served as Vice  President and Portfolio  Manager for
Fourth  Financial.  Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial,  Josepthal & Company and Mercantile Trust
Company now part of Firstar.  Mr.  Schier  earned a Bachelor of Business  degree from the University of Notre Dame and an M.B.A. from Washington University.

CINDY L.  SHIELDS,  Senior  Portfolio  Manager of the  Investment  Manager,  has
managed  Social  Awareness Fund since its inception in 1996 and Large Cap Growth since its inception in May 2000.  Ms.  Shields has 13 years of experience in the securities  field and joined  the  Investment  Manager  in 1989.  She has been a portfolio  manager since 1994,  and prior to that time, she served as a research analyst  for  the  Investment  Manager.  Ms.  Shields  graduated  from  Washburn
University  with a bachelor  of  business  administration  degree,  majoring  in finance and economics. She is a Chartered Financial Analyst charterholder.

VALERIE J. SILL was named the  portfolio  manager  of Growth and Income  Fund in
July 2001.  Ms. Sill has been a portfolio  manager of Dreyfus since 1996. She is also a senior  vice  president  of The Boston  Company  Asset  Management,  Inc.
(TBCAM),  an affiliate of Dreyfus and is a member of the equity  policy group of
TBCAM.  She  previously  served as director of equity  research and as an equity research  analyst for TBCAM.  Ms. Sill is a graduate  of  Wellesley  College and received her M.B.A. from Harvard Business School.  She is a Chartered  Financial
Analyst charterholder.

ALEXANDER  TEDDER,  Director of and Consultant to DAMI,  has been  Co-Manager of
International  Fund since  February of 2002.  Mr.  Tedder has been with Deutsche
Asset  Management  Investment  Services,  an affiliate of DAMI,  since 1994. Mr.
Tedder earned a Masters in Economics and Business  Administration  from Freiburg
University.

JULIE WANG, Director at DAMI, has been co-lead manager of the International Fund since its inception in January 1999. She has been a manager of other  investment products with similar investment objectives since joining DAMI in 1994. Ms. Wang has primary  focus on the  Asia-Pacific  region and the Fund's  emerging  market exposure.  Prior to joining DAMI, Ms. Wang was an investment manager at American
International Group, where she advised in the management of $7 billion of assets in Southeast  Asia,  including  private and listed  equities,  bonds,  loans and structured  products.  Ms. Wang received her B.A.  degree in economics from Yale
University and her M.B.A. from the Wharton School.

FRANK  WHITSELL,  Portfolio  Manager of the Investment  Manager,  has co-managed
Total  Return  Fund  since  May 1999 and has  co-managed  Select  25 Fund  since
February 2000. He joined the Investment  Manager in 1994. Mr. Whitsell graduated from  Washburn  University  with a bachelor of business  administration  degree, majoring in  accounting  and  finance,  and an MBA. He is a Chartered  Financial
Analyst charterholder.

WILLIAM L. WILBY,  Senior Vice President of  Oppenheimer,  became the manager of
Global Fund in November  1998.  Prior to joining  Oppenheimer in 1991, he was an international  investment  strategist  at Brown  Brothers  Hamman & Co. Prior to
Brown Brothers,  Mr. Wilby was a managing  director and portfolio manager at AIG
Global  Investors.  He joined AIG from Northern Trust Bank in Chicago,  where he was an international  pension  manager.  Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust
Bank and at the Federal Reserve Bank in Chicago.  Mr. Wilby is a graduate of the
United States  Military  Academy and holds an M.A. and a Ph.D. in  International
Monetary Economics from the University of Colorado.  He is a Chartered Financial
Analyst charterholder.

CODE OF ETHICS -- The Funds, the Investment Manager and the Distributor each has adopted a written  code of ethics  (the  "Code of  Ethics")  which  governs  the personal  securities  transactions  of "access  persons"  of the  Funds.  Access persons may invest in securities,  including securities that may be purchased or held by the Funds;  provided that they obtain prior clearance before engaging in securities  transactions,  or engage  only in  transactions  that do not  exceed certain DE MINIMIS  amounts as set forth in the Code of Ethics.  Access  persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain  information  regarding,  the purchase or sale of
securities   by  the  Funds  or  whose  job   relates   to  the  making  of  any
recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter.

Access persons will not be permitted to effect  transactions in a security above certain DE MINIMIS  amounts if it: (a) is being  considered for purchase or sale by the  Funds;  or (b) is  being  purchased  or  sold  by the  Funds.  Portfolio managers,  research  analysts and traders are also prohibited from purchasing or selling a security  within seven calendar days before or after a Fund that he or she manages trades in that security (the "blackout  period").  The exception for de minimis  transactions  is not  available  to such access  persons  during the blackout period. Any material violation of the Code of Ethics is reported to the
Board of the Funds.  The Board also  reviews the  administration  of the Code of
Ethics on an annual basis.  In addition,  each  Sub-Adviser  has adopted its own code of ethics to which the personal  securities  transactions  of its portfolio managers and other access  persons are subject.  The Code of Ethics is on public file  with  the  Securities  Exchange  Commission  and  is  available  from  the
Commission.

DISTRIBUTOR

The Distributor,  a Kansas  corporation and wholly-owned  subsidiary of Security
Benefit Group,  Inc.,  serves as the principal  underwriter for shares of Growth and Income Fund,  Equity Fund,  Global Fund, Total Return Fund, Social Awareness
Fund,  Mid  Cap  Value  Fund,  Small  Cap  Growth  Fund,  Enhanced  Index  Fund,
International  Fund, Select 25 Fund, Large Cap Growth Fund,  Technology Fund and
Ultra Fund pursuant to Distribution  Agreements with the Funds.  The Distributor also acts as principal  underwriter for Security Income Fund, Security Municipal
Bond Fund and SBL Fund.

The  Distributor  receives  a maximum  commission  on sales of Class A shares of
5.75% and allows a maximum  discount of 5% from the offering price to authorized dealers on the Fund shares sold.  The discount is the same for all dealers,  but the  Distributor  at its  discretion  may  increase  the  discount  for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

For the fiscal years ended  September 30, 1999,  2000, and 2001, the Distributor
(i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting  commissions  on Class A  shares,  and  (iii)  received  contingent deferred sales charges on redemptions of Class B, Class C, and Class S shares in the amounts set forth in the tables below.

     ======================================================================
     GROSS UNDERWRITING COMMISSIONS
     ----------------------------------------------------------------------
                                        1999           2000          2001
     Growth and Income Fund.......   $   63,182     $   42,847     $ 38,381
     Equity Fund..................    1,361,567      1,258,870      728,119
     Global Fund..................       28,694         73,749       60,470
     Total Return Fund............        6,452          6,631        7,547
     Social Awareness Fund........      353,066        100,910       45,974
     Mid Cap Value Fund...........       73,459         85,281      122,636
     Small Cap Growth Fund........       10,311         81,712       36,956
     Enhanced Index Fund(1).......      103,177         40,632       13,282
     International Fund(1)........       16,430         13,072        4,142
     Select 25 Fund(1)............      346,485        300,739       51,860
     Large Cap Growth Fund(2).....          ---          7,277       13,287
     Technology Fund(2)...........          ---         10,334       15,438
     Ultra Fund...................       52,603        157,766      123,290
     ----------------------------------------------------------------------
     1  For the period  January 29, 1999 (date of  inception)  to September
        30, 1999.
     2  For the period May 1, 2000 (date of  inception)  to  September  30,
        2000.
     ======================================================================

     ======================================================================
     NET UNDERWRITING COMMISSIONS
     ----------------------------------------------------------------------
                                         1999            2000         2001
     Growth and Income Fund ......     $ 10,480        $ 2,728      $ 1,288
     Equity Fund .................      160,666         32,889       17,220
     Global Fund .................        3,301          2,506          628
     Total Return Fund ...........        1,156            159          686
     Social Awareness Fund .......      193,400          1,777          463
     Mid Cap Value Fund ..........        8,929          2,131        1,900
     Small Cap Growth Fund .......          266          6,617          905
     Enhanced Index Fund(1).......        2,153          2,511        1,202
     International Fund(1)........        1,422          1,145          640
     Select 25 Fund(1)............       10,249         16,845        1,512
     Large Cap Growth Fund(2).....          ---            233          588
     Technology Fund(2)...........          ---            453          863
     Ultra Fund ..................        7,112         10,148        7,637
     ----------------------------------------------------------------------
     1  For the period  January 29, 1999 (date of  inception)  to September
        30, 1999.
     2  For the period May 1, 2000 (date of  inception)  to  September  30,
        2000.
     ======================================================================

     ======================================================================
     COMPENSATION ON REDEMPTIONS
     ----------------------------------------------------------------------
                                         1999           2000         2001
     Growth and Income Fund.......     $ 20,267       $ 23,918     $ 13,056
     Equity Fund..................      162,305        368,103      252,651
     Global Fund..................       17,455         27,344       33,559
     Total Return Fund............        2,420          4,792        1,718
     Social Awareness Fund........        7,142         15,950       18,511
     Mid Cap Value Fund...........       26,386         17,442       39,799
     Small Cap Growth Fund........        1,025          5,246       10,570
     Enhanced Index Fund(1).......        3,015         22,639       21,853
     International Fund(1)........           50            569        1,740
     Select 25 Fund(1)............       11,783         43,327       32,777
     Large Cap Growth Fund(2).....          ---             12        4,383
     Technology Fund(2)...........          ---            243        2,747
     Ultra Fund...................        4,914         17,901       39,883
     ----------------------------------------------------------------------
     1  For the period  January 29, 1999 (date of  inception)  to September
        30, 1999.
     2  For the period May 1, 2000 (date of  inception)  to  September  30,
        2000.
     ======================================================================

The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of  securities,  provided that any such  transactions  and any  commissions shall comply with  requirements  of the  Investment  Company Act of 1940 and all
rules and regulations of the SEC. The Distributor has not acted as a broker.

Each Fund's Distribution  Agreement is renewable annually either by its Board of
Directors  or by the vote of a majority  of the Fund's  outstanding  securities, and,  in either  event,  by a majority  of the board who are not  parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best  interests  of the  respective  Funds.  In reaching a judgment relative to the qualifications of a broker-dealer  ("broker") to obtain the best execution of a particular  transaction,  all relevant factors and  circumstances will be taken into account by the  Investment  Manager or relevant  Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's
general  execution  and  operational  capabilities,   and  its  reliability  and
financial condition.  Subject to the foregoing considerations,  the execution of portfolio  transactions  may be  directed  to  brokers  who  furnish  investment
information  or  research  services  to  the  Investment   Manager  or  relevant
Sub-Adviser. Such investment information and research services include advice as to the value of  securities,  the  advisability  of investing in,  purchasing or selling securities, and the availability of securities and purchasers or sellers
of  securities,   and  furnishing   analyses  and  reports   concerning  issues,
industries,  securities,  economic  factors and trends,  portfolio  strategy and performance of accounts.  Such investment  information and research services may be furnished by brokers in many ways, including:  (1) on-line data base systems, the  equipment for which is provided by the broker,  that enable the  Investment
Manager to have real-time access to market  information,  including  quotations;
(2) economic research services, such as publications,  chart services and advice
from  economists  concerning  macroeconomic  information;   and  (3)  analytical
investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional  uses that are not related to the  investment  services  and research information.  In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other  equipment  into  research and  non-research categories.  Since that  portion  allocable  to  research  can be paid from Fund brokerage  commissions  rather  than  being  paid by the  Investment  Manager or
Sub-Adviser,  the  Investment  Manager or  Sub-Adviser  will have a conflict  of interest in making the allocation.  Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

If a  transaction  is  directed  to a broker  supplying  investment  services or research  information,  the transaction  charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission)  paid for such  transaction may be in excess of the  transaction  charges  another broker would have charged for effecting that transaction  provided that the Investment Manager or relevant
Sub-Adviser shall have determined in good faith that the transaction charges are reasonable  in  relation  to the  value  of the  investment  information  or the
research  services   provided,   viewed  in  terms  of  either  that  particular
transaction  or the  overall  responsibilities  of  the  Investment  Manager  or relevant  Sub-Adviser  with  respect to all  accounts  as to which it  exercises investment  discretion.  The Investment Manager or relevant  Sub-Adviser may use all,  none,  or some of such  information  and services in providing  investment advisory  services to each of the mutual funds under its  management,  including the Funds.  Portfolio  transactions,  may also be placed with the Distributor or with a Sub-Adviser's  affiliated  broker/dealer (including transactions in which the security is being underwritten by an affiliated broker/dealer) to the extent and in the manner permitted by applicable law.

In addition,  brokerage  transactions may be placed with broker-dealers who sell shares of the Funds  managed by the  Investment  Manager  and who may or may not also provide  investment  information  and  research  services.  The  Investment
Manager may, consistent with the NASD's Conduct Rules,  consider sales of shares of the Funds in the selection of a broker.

The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers.  The Investment Manager generally will not purchase investment  information or research  services in connection  with such principal transactions.  The Investment  Manager and relevant  Sub-Adviser,  however,  may purchase investment information or research services in connection with riskless principal  transactions  that are  reported  pursuant to certain NASD rules that ensure  transparency  as  to  security  price  and  transaction  charges,  or in connection  with  transactions in other markets having  regulations  that ensure comparable transparency of security prices and charges.

Securities  held by the  Funds  may  also be held by other  investment  advisory clients of the Investment Manager and/or relevant  Sub-Adviser,  including other investment  companies.  In addition,  Security  Benefit Life  Insurance  Company
("SBL"),  may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund,  the  Investment  Manager may at the same time be purchasing or selling the same  securities  for one or more of such other  accounts.  Subject to the  Investment  Manager's  obligation to seek best execution,  such purchases or sales may be executed simultaneously or "bunched."
It is the policy of the  Investment  Manager not to favor one  account  over the other.  Any  purchase or sale  orders  executed  simultaneously  (which may also include  orders from SBL) are  allocated  at the average  price and as nearly as practicable on a pro rata basis  (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account.  In those instances  where it is not practical to allocate  purchase or sale orders on a pro rata basis,  then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could  adversely  affect the price or number of shares involved in the
Fund's transaction,  it is believed that the procedure generally  contributes to better overall execution of the Fund's portfolio  transactions.  With respect to the allocation of initial public offerings ("IPOs"),  the Investment Manager may determine not to purchase such  offerings for certain of its clients  (including investment  company  clients)  due to the  limited  number of  shares  typically available to the Investment Manager in an IPO.

The following  table sets forth the brokerage  fees paid by the Funds during the last three fiscal years and certain other information:

==========================================================================================
                                                    FUND
                                                  BROKERAGE     FUND TRANSACTIONS DIRECTED
                                                 COMMISSIONS     TO AND COMMISSIONS PAID
                                                  PAID TO         TO BROKER-DEALERS WHO
                                  FUND TOTAL      SECURITY       ALSO PERFORMED SERVICES
                                   BROKERAGE    DISTRIBUTORS,   --------------------------
                                  COMMISSIONS     INC., THE                     BROKERAGE
FUND                    YEAR         PAID        UNDERWRITER    TRANSACTIONS   COMMISSIONS
------------------------------------------------------------------------------------------
Security Growth         2001      $  271,911         $0         $ 59,611,468    $ 72,351
and Income Fund         2000         285,101          0           71,612,604     123,228
                        1999         283,962          0           52,804,552      95,172
------------------------------------------------------------------------------------------
Security                2001         433,627          0          106,136,839      83,875
Equity Fund -           2000       1,178,755          0          261,455,213     315,992
Equity Fund             1999       1,061,580          0          242,335,957     371,592
------------------------------------------------------------------------------------------
Security                2001         112,850          0                 ---3        ---3
Equity Fund -           2000         197,126          0           17,492,348      44,752
Global Fund             1999         205,358          0           19,042,698      41,461
------------------------------------------------------------------------------------------
Security                2001           5,058          0            4,146,929       5,058
Equity Fund -           2000           8,049          0            6,712,897       8,049
Total Return Fund       1999          25,284          0           15,281,864      25,284
------------------------------------------------------------------------------------------
Security                2001           7,318          0                    0           0
Equity Fund -           2000          17,498          0            2,692,332       2,798
Social Awareness Fund   1999          18,988          0            5,210,696       7,612
------------------------------------------------------------------------------------------
Security                2001         203,466          0           11,764,066      34,635
Equity Fund -           2000         139,613          0            5,302,746      24,225
Mid Cap Value Fund      1999         128,100          0            6,287,986      18,084
------------------------------------------------------------------------------------------
Security                2001         173,677          0           22,713,111      12,472
Equity Fund -           2000         169,092          0                    0           0
Small Cap Growth Fund   1999          74,858          0                    0           0
------------------------------------------------------------------------------------------
Security                2001           9,937          0               31,446          54
Equity Fund -           2000          21,591          0                    0           0
Enhanced Index Fund     1999(1)       15,495          0                    0           0
------------------------------------------------------------------------------------------
Security                2001          56,711          0            1,860,748       2,749
Equity Fund -           2000          53,222          0                    0           0
International Fund      1999(1)       43,773          0                    0           0
------------------------------------------------------------------------------------------
Security                2001          23,744          0                    0           0
Equity Fund -           2000          55,992          0           47,124,399      44,726
Select 25 Fund          1999(1)       27,042          0           26,372,448      27,042
------------------------------------------------------------------------------------------
Security                2001           3,328          0            3,375,993       3,328
Equity Fund -           2000(2)        3,521          0              145,108         132
Large Cap Growth Fund
------------------------------------------------------------------------------------------
Security                2001          26,656          0            1,870,579       2,056
Equity Fund -           2000(2)        5,306          0              689,530         385
Technology Fund
------------------------------------------------------------------------------------------
Security Ultra Fund     2001         290,150          0           13,534,781      43,082
                        2000         262,807          0           18,345,008      68,651
                        1999         150,072          0           14,817,087      41,430
------------------------------------------------------------------------------------------
1  Enhanced  Index,  International  and Select 25 Funds'  figures  are based on the period
   January 29, 1999 (date of inception) to September 30, 1999.
2  Large Cap  Growth  and  Technology  Funds are based on the  period May 1, 2000 (date of inception) to September 30, 2000.
3  These figures are not available.
==========================================================================================

BROKERAGE ENHANCEMENT PLAN

The Boards of Directors of the Funds, including all of the Directors who are not
"interested  persons" (as defined in the Investment  Company Act of 1940) of the
Funds,  the  Investment   Manager  or  the  Distributor   (referred  to  as  the
"Independent  Directors"),  and each Fund's (or Series thereof,  as applicable), shareholders  have voted  pursuant  to the  provisions  of Rule 12b-1  under the
Investment  Company  Act of 1940 to  adopt a  Brokerage  Enhancement  Plan  (the
"Plan") for the purpose of utilizing the Funds'  brokerage  commissions,  to the extent  available,  to promote the sale and  distribution  of the Funds' shares.
However, to date, none of the Funds has implemented the Plan.

Under the Plan, the Distributor,  on behalf of the Funds is authorized to direct the Investment  Manager or a Sub-Adviser  to effect  brokerage  transactions  in
portfolio  securities  through  certain  broker-dealers,   consistent  with  the
obligation to achieve best price and execution. These broker-dealers have agreed either (i) to pay a portion of their  commission  from the  purchase and sale of
securities  to  the  Distributor  or  other  introducing   brokers   ("Brokerage
Payments") that provide distribution activities, or (ii) or to provide brokerage credits,  benefits  or  other  services  ("Brokerage  Credits")  to be used  for distribution  activities  in  addition  to  the  execution  of  the  trade.  The
Distributor  will use a part of the  Brokerage  Payments  to  defray  legal  and administrative  costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the Brokerage Payments or Brokerage
Credits  generated  will  be  used  by the  Distributor  to  finance  activities principally  intended  to  result  in the  sale  of  the  Funds'  shares.  These activities will include, but are not limited to:

o  holding or participating in seminars and sales meetings promoting the sale of the Funds' shares

o  paying  marketing  fees  requested by  broker-dealers  who sell shares of the
   Funds

o  training sales personnel

o  creating and mailing advertising and sales literature

o  financing  any other  activity  that is intended to result in the sale of the
   Funds' shares.

The  Distributor  is obligated to use all amounts  generated  under the Plan for distribution  expenses,  except  for a small  amount  to be used to  defray  the incidental  costs  associated  with  implementation  of the  Plan.  The Plan may indirectly  benefit the Distributor in that amounts  expended under the Plan may help defray, in whole or in part,  distribution expenses that otherwise might be borne by the Distributor or an affiliate.

The  Plan  provides  (i)  that it will be  subject  to  annual  approval  by the
Directors and the Independent Directors;  (ii) that the Distributor must provide the Directors a quarterly written report of payments made under the Plan and the purpose of the  payments;  and (iii) that the Plan may be terminated at any time by the vote of a  majority  of the  Independent  Directors.  The Plan may not be
amended to increase  materially the amount to be spent for distribution  without shareholder  approval,  and all material Plan  amendments  must be approved by a vote of the Independent Directors.  In addition, the selection and nomination of the Independent Directors must be committed to the Independent Directors.

HOW NET ASSET VALUE IS DETERMINED

The per share net asset value of each Fund is  determined  by dividing the total value of its securities and other assets, less liabilities,  by the total number of shares outstanding.  The public offering price for each Fund is its net asset value  per  share  plus,  in the case of Class A shares,  the  applicable  sales charge. The net asset value and offering price are computed once daily as of the close of regular  trading hours on the New York Stock  Exchange  (normally  3:00
p.m. Central time) on each day the Exchange is open for trading, which is Monday through  Friday,  except for the following  dates when the exchange is closed in observance of federal  holidays:  New Year's Day,  Martin Luther King,  Jr. Day,
President's  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving Day and Christmas Day.

The  offering  price  determined  at the close of business on the New York Stock
Exchange  on each day on which the  Exchange is open will be  applicable  to all orders for the  purchase  of Fund shares  received  by the dealer  prior to such close of  business  and  transmitted  to the  Funds  prior to the close of their business day (normally 5:00 p.m. Central time unless the Exchange closes early).
Orders  accepted by the dealer after the close of business of the Exchange or on a day when the  Exchange is closed  will be filled on the basis of the  offering price  determined as of the close of business of the Exchange on the next day on which the Exchange is open. It is the  responsibility  of the dealer to promptly transmit orders to the Funds.

In  determining  net asset  value,  securities  listed  or traded on a  national securities exchange are valued on the basis of the last sale price. If there are no sales on a particular  day, then the  securities  shall be valued at the last bid price.  All other  securities for which market  quotations are available are valued on the basis of the last current bid price.  If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the
Investment  Manager,  then the securities  shall be valued in good faith by such method as the Board of  Directors  determines  will  reflect  their fair  market value.

In addition,  if between the time trading ends on a particular  security and the close of trading on the New York Stock  Exchange,  events occur that  materially affect the value of the  security,  the Funds may value the security at its fair value as determined  in good faith by the  Investment  Manager under  procedures approved by the Board of Directors.  In such a case,  the Fund's net asset value will be subject to the  judgment  of the  Investment  Manager  rather than being determined by the market.

Because  the  expenses  of  distribution  are borne by Class A shares  through a front-end  sales  charge and by Class B,  Class C and Class S shares  through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B,
Class C and Class S shares will  generally  be lower than the net asset value of
Class A shares as a result of the  distribution  fee charged to Class B, Class C and Class S shares. It is expected,  however, that the net asset value per share will tend to  converge  immediately  after the payment of  dividends  which will differ in amount for Class A, B, C and S shares by  approximately  the amount of the different distribution expenses attributable to Class A, B, C and S shares.

HOW TO REDEEM SHARES

Shareholders  may turn in their shares  directly to the  Investment  Manager for redemption  at net asset  value  (which may be more or less than the  investor's cost, depending upon the market value of the portfolio securities at the time of redemption).  The  redemption  price in cash  will be the net asset  value  next determined  after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge.

Shares  will be redeemed on request of the  shareholder  in proper  order to the
Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1)
a written request for redemption  signed by all registered owners exactly as the account is registered,  including  fiduciary  titles, if any, and specifying the account  number and the dollar amount or number of shares to be redeemed;  (2) a guarantee of all signatures on the written  request or on the share  certificate or accompanying  stock power; (3) any share  certificates  issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment  Manager for redemption by corporations  or other  organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements.  A signature guarantee is not required for redemptions of $10,000 or less,  requested by and payable to all shareholders of record  for an  account,  to be sent to the  address of  record.  The  signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union,  national securities exchange or savings association.  The
Investment Manager reserves the right to reject any signature guarantee pursuant to its written  procedures which may be revised in the future. To avoid delay in redemption  or  transfer,  shareholders  having  questions  should  contact  the
Investment Manager.

The Articles of  Incorporation of Security Equity Fund provide that the Board of
Directors, without the vote or consent of the shareholders,  may adopt a plan to redeem at net asset value all shares in any  shareholder  account in which there has been no  investment  (other than the  reinvestment  of income  dividends  or capital  gains  distributions)  for the last six months  and in which  there are fewer than 25 shares or such fewer  number of shares as may be  specified by the
Board of Directors.  Any plan of involuntary  redemption adopted by the Board of
Directors  shall provide that the plan is in the economic best  interests of the
Fund  or is  necessary  to  reduce  disproportionately  burdensome  expenses  in servicing  shareholder  accounts.  Such plan shall  further  provide  that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid  redemption by increasing  his or her account to at least the minimum number of shares  established in the Articles of  Incorporation,  or such fewer shares as are specified in the plan.

When  investing in the Funds,  shareholders  are  required to furnish  their tax identification  number  and  to  state  whether  or  not  they  are  subject  to withholding  for prior  underreporting,  certified under penalties of perjury as prescribed by the Internal  Revenue  Code.  To the extent  permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to  reimburse  for the IRS penalty  imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption,  less any  applicable  deferred sales charge,  for shares  redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock  Exchange is restricted or such Exchange is closed for other than weekends or holidays,  or any emergency is deemed to exist by the
Securities and Exchange Commission.  When a redemption request is received,  the redemption  proceeds are deposited into a redemption account  established by the
Distributor  and the  Distributor  sends a check  in the  amount  of  redemption proceeds  to the  shareholder.  The  Distributor  earns  interest on the amounts maintained  in  the  redemption  account.  Conversely,  the  Distributor  causes payments  to be made to the Funds in the case of  orders  for  purchase  of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption  procedure,  the Funds repurchase shares from  broker-dealers  at the price determined as of the close of business on the day such offer is confirmed.  The Distributor has been authorized,  as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a  tax-qualified  retirement plan must be  effected  through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 71.)

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption  check  until  such time as they have  assured  themselves  that good payment  (e.g.,  cash or certified  check on a U.S. bank) has been collected for the purchase of such shares.

The Funds intend to pay  redemption  proceeds in cash.  However,  under  unusual conditions  that make  payment in cash  unwise  (and for the  protection  of the remaining shareholders of the Funds), the Funds reserve the right to pay all, or part, of the redemption  proceeds in liquid securities with a market value equal to the redemption price  ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio  securities of the Funds,  it would be the  responsibility  of the  shareholder  to dispose of the  securities.  The shareholder  would be at risk that the  value of the  securities  would  decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

TELEPHONE  REDEMPTIONS  -- A  shareholder  may redeem  uncertificated  shares in amounts  up to  $10,000 by  telephone  request,  provided  the  shareholder  has completed the Telephone  Redemption  section of the  application  or a Telephone
Redemption form which may be obtained from the Investment Manager.  The proceeds of a telephone  redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written  authorization with a signature  guarantee.  Once  authorization  has been received by the  Investment
Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and
6:00 p.m.  Central time.  Redemption  requests  received by telephone  after the close of the New York Stock Exchange  (normally 3:00 p.m.  Central time) will be treated as if received on the next business day.  Telephone  redemptions are not accepted for IRA and 403(b)(7) accounts.  A shareholder who authorizes telephone redemptions  authorizes the Investment  Manager to act upon the  instructions of any person  identifying  themselves  as the owner of the  account or the owner's broker.  The  Investment  Manager has  established  procedures  to confirm  that instructions  communicated  by  telephone  are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its  procedures.  The Investment  Manager's  procedures  require that any person requesting  a  redemption  by  telephone  provide the account  registration  and number, the owner's tax  identification  number, and the dollar amount or number of shares to be redeemed,  and such  instructions must be received on a recorded line.  Neither the Fund, the Investment  Manager,  nor the  Distributor  will be liable for any loss,  liability,  cost or expense  arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a shareholder  who authorizes  telephone  redemptions  may bear the risk of loss from a fraudulent or unauthorized  request.  The telephone  redemption privilege may be  changed or  discontinued  at any time by the  Investment  Manager or the
Funds.

During periods of severe market or economic  conditions,  telephone  redemptions may be difficult to implement and  shareholders  should make redemptions by mail as described under "How to Redeem Shares," page 61.

HOW TO EXCHANGE SHARES

Shareholders of the Funds may exchange their shares for shares of another of the
Funds  or  for  shares  of  certain  other  mutual  funds,   including  Security
Diversified Income, High Yield, and Municipal Bond Funds.  Shareholders who hold their shares in a tax-qualified  retirement plan may also exchange shares of the
Funds for shares of Security  Capital  Preservation  Fund,  but may not exchange into Security  Municipal Bond Fund.  Shareholders may also exchange their shares of the Funds for  shares of  Security  Cash Fund,  provided  that  exchanges  to
Security Cash Fund are not available to shareholders who have purchased  through the following custodial accounts of the Investment Manager:  403(b)(7) accounts,
SEPP accounts and SIMPLE plans. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale.

Class A, Class B, Class C and Class S shares of the Funds may be  exchanged  for
Class A,  Class B, Class C and Class S shares,  respectively,  of another of the available  funds or for shares of Security  Cash Fund,  a money market fund that offers a single  class of shares.  No exchanges of Class C or Class S shares are allowed  with a Fund that does not offer  such Class of  shares,  except  that a shareholder  may exchange  Class C or Class S shares for shares of Security Cash
Fund. Any contingent  deferred sales charge applicable to such Class A, Class B,
Class C or Class S shares will be imposed upon  redemption and  calculated  from the date of the  initial  purchase  without  regard to the time such shares were held in  Security  Cash  Fund.  Such  transactions  generally  have the same tax consequences  as  ordinary  sales and  purchases.  No service  fee is  presently imposed on such an exchange. They are not tax-free exchanges.

Exchanges  are made  promptly  upon  receipt  of a properly  completed  Exchange
Authorization  form  and  (if  issued)  share  certificates  in good  order  for transfer. If the shareholder is a corporation,  partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and  guaranteed  signature,  will be  required.  (See "How to Redeem
Shares," page 61.)

This privilege may be changed or  discontinued  at any time at the discretion of the  management  of the  Funds  upon 60  days'  notice  to  shareholders.  It is contemplated,  however,  that the  privilege  will be extended in the absence of objection by regulatory  authorities and provided shares of the respective funds are  available  and  may be  legally  sold  in the  jurisdiction  in  which  the shareholder  resides. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

EXCHANGE BY TELEPHONE -- To exchange  shares by telephone,  a  shareholder  must have completed  either the Telephone  Exchange  section of the  application or a
Telephone Transfer  Authorization form which may be obtained from the Investment
Manager.  Authorization  must be on file  with  the  Investment  Manager  before exchanges may be made by telephone.  Once authorization has been received by the
Investment  Manager,  a shareholder  may exchange shares by telephone by calling the  Funds at (800)  888-2461,  extension  3127 on  weekdays  (except  holidays)
between the hours of 7:00 a.m. and 6:00 p.m.  Central  time.  Exchange  requests received  after the close of the New York  Stock  Exchange  (normally  3:00 p.m.
Central time) will be treated as if received on the next  business  day.  Shares which are held in certificate form may not be exchanged by telephone.

The  telephone  exchange  privilege  is only  permitted  between  accounts  with identical  registrations.  The Investment Manager has established  procedures to confirm  that  instructions  communicated  by  telephone  are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures.  The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account  registration and number, the tax identification number, the dollar amount or number of shares to be exchanged,  and the names of the Security  Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line.  Neither the Funds,  the Investment  Manager nor the  Distributor  will be liable for any loss,  liability,  cost or expense  arising  out of any  request, including any fraudulent  request provided the Investment  Manager complied with its procedures.  Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss in the event of a  fraudulent  or  unauthorized  request.  This telephone  exchange  privilege may be changed or discontinued at any time at the discretion of the  management  of the Funds.  In  particular,  the Funds may set limits on the amount and  frequency of such  exchanges,  in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

It is each Fund's policy to pay  dividends  from net  investment  income as from time to time  declared by the Board of  Directors,  and to  distribute  realized capital  gains  (if any) in  excess  of any  capital  losses  and  capital  loss carryovers,  at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge,  while  Class B, Class C and Class S shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B, Class C and
Class S shares,  generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B, Class C and Class S shares  generally will be lower than those paid with respect to Class A shares.  Because the value of a share is based  directly on the amount of the net assets rather than on the principle of supply and demand,  any distribution of capital gains or payment of an income  dividend  will  result in a decrease in the value of a share equal to the  amount  paid.  All  such  dividends  and  distributions  are  automatically reinvested  on the payable  date in shares of the Funds at net asset value as of the record  date  (reduced by an amount  equal to the amount of the  dividend or distribution),  unless the Investment Manager is previously  notified in writing by the shareholder  that such dividends or  distributions  are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the  shareholder's  bank account.  A shareholder who elected not to reinvest  dividends or distributions paid with respect to Class A shares may, at any time  within 30 days after the  payment  date,  reinvest  a  dividend  check without imposition of a sales charge.

The following  summarizes  certain federal income tax  considerations  generally affecting  the Funds and their  shareholders.  No  attempt  is made to present a detailed  explanation  of the tax treatment of the Funds or their  shareholders, and  the  discussion  here is not  intended  as a  substitute  for  careful  tax planning.  The  discussion  is based upon present  provisions  of the Code,  the regulations  promulgated  thereunder,  and  judicial and  administrative  ruling
authorities,   all  of  which  are  subject  to  change,  which  change  may  be retroactive.  Prospective  investors  should consult their own tax advisors with regard  to  the  federal  tax  consequences  of  the  purchase,  ownership,  and disposition of Fund shares,  as well as the tax  consequences  arising under the laws of any state, foreign country, or other taxing jurisdiction.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate  stockholder's dividends received deduction to the  extent  the  Funds  designate  the  amount  distributed  as a  qualified dividend.  The aggregate amount designated as a qualified  dividend by the Funds cannot  exceed the  aggregate  amount of  dividends  received  by the Funds from domestic  corporations  for the taxable year. The corporate  dividends  received deduction  will be limited if the shares with respect to which the dividends are received are treated as  debt-financed or are deemed to have been held less than
46 days. In addition, a corporate stockholder must hold Fund shares for at least
46 days to be eligible to claim the dividends received deduction.  All dividends from net  investment  income,  together with  distributions  of any realized net short-term  capital gains,  whether paid direct to the shareholder or reinvested in shares of the Funds, are taxable as ordinary income.

The  excess of net  long-term  capital  gains  over  short-term  capital  losses realized  and  distributed  by the  Funds  or  reinvested  in Fund  shares  will generally be taxable to  shareholders  as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will  be  subject  to  these  capital  gains  rates  regardless  of  how  long a shareholder  has held Fund  shares.  Advice as to the tax status of each  year's dividends  and  distributions  will be mailed  annually.  A  purchase  of shares shortly before payment of a dividend or distribution is disadvantageous  because the dividend or distribution to the purchaser has the effect of reducing the per share  net  asset  value  of the  shares  by the  amount  of  the  dividends  or distributions.  In addition, all or a portion of such dividends or distributions
(although in effect a return of capital) may be taxable.

Each Fund intends to qualify  annually and to elect to be treated as a regulated investment company under the Code.

To qualify as a  regulated  investment  company,  each Fund  must,  among  other things:  (i) derive in each  taxable  year at least 90% of its gross income from dividends,  interest,  payments with respect to certain  securities  loans,  and gains  from  the sale or other  disposition  of  stock,  securities  or  foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its  holdings so that,  at the end of each quarter of the taxable  year,  (a) at least 50% of the market value of the Fund's assets is represented by cash,  cash items, U.S. Government securities,  the securities of other regulated investment companies,  and other  securities,  with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the  value  of the  Fund's  total  assets  and  10% of  the  outstanding  voting securities  of such issuer,  and (b) not more than 25% of the value of its total assets  is  invested  in the  securities  of any one  issuer  (other  than  U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies),  or of two or more issuers  which the Fund controls (as that term is defined in the relevant  provisions of the Code) and which are  determined to be engaged  in the same or  similar  trades  or  businesses  or  related  trades or businesses;  and  (iii)  distribute  at least  90% of the sum of its  investment company taxable income (which includes, among other items, dividends,  interest, and net short-term  capital gains in excess of any net long-term capital losses)
and its net tax-exempt  interest each taxable year.  The Treasury  Department is authorized to promulgate  regulations  under which foreign  currency gains would constitute  qualifying income for purposes of the Qualifying Income Test only if such gains are  directly  related to  investing  in  securities  (or options and futures with respect to  securities).  To date,  no such  regulations  have been issued.

Certain  requirements  relating  to the  qualification  of a Fund as a regulated investment  company  may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities  transactions.  In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign  investments  or due to the holding of illiquid  securities,  the Fund's ability to qualify as a regulated investment company might be affected.

A Fund  qualifying  as a  regulated  investment  company  generally  will not be subject to U.S. federal income tax on its investment  company taxable income and net  capital  gains  (any  net  long-term  capital  gains in  excess  of the net short-term  capital losses),  if any, that it distributes to shareholders.  Each
Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the  Fund,  must  distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years. To avoid  application of the excise tax, each Fund intends to make its  distributions  in  accordance  with  the  calendar  year  distribution requirement.  A  distribution  is treated as paid on December 31 of the calendar year if it is declared  by a Fund in October,  November or December of that year to  shareholders of record on a date in such a month and paid by the Fund during
January of the  following  calendar  year.  Such  distributions  are  taxable to shareholders  in the  calendar  year in which the  distributions  are  declared, rather than the calendar year in which the distributions are received.

If, as a result of  exchange  controls  or other  foreign  laws or  restrictions regarding  repatriation  of capital,  a Fund was unable to  distribute an amount equal  to  substantially  all of  its  investment  company  taxable  income  (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable  federal income tax treatment  afforded  regulated investment companies,  or, even if it did so qualify, it might become liable for federal taxes on  undistributed  income.  In addition,  the ability of a Fund to obtain  timely  and  accurate  information  relating  to  its  investments  is a significant  factor in complying with the  requirements  applicable to regulated investment  companies in making tax-related  computations.  Thus, if a Fund were unable to obtain  accurate  information on a timely basis, it might be unable to qualify as a regulated  investment  company,  or its tax  computations  might be subject to revisions  (which could result in the  imposition of taxes,  interest and penalties).

Generally,  gain  or  loss  realized  upon  the  sale or  redemption  of  shares
(including  the  exchange of shares for shares of another  fund) will be capital gain or loss if the shares are capital assets in the  shareholder's  hands,  and will be taxable to  shareholders  as long-term  capital  gains if the shares had been held for more than one year at the time of sale or redemption.  Net capital gains on shares held for less than one year will be taxable to  shareholders  as ordinary income.  Investors should be aware that any loss realized upon the sale or  redemption  of  shares  held for six  months or less  will be  treated  as a long-term  capital loss to the extent of any  distribution of long-term  capital gain to the  shareholder  with  respect to such shares.  In  addition,  any loss realized on a sale or exchange  of shares will be  disallowed  to the extent the shares  disposed of are replaced  within a period of 61 days,  beginning 30 days before and ending 30 days after the date the  shares are  disposed  of,  such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under  certain  circumstances,  the sales charge  incurred in acquiring  Class A shares of the Funds may not be taken  into  account in  determining  the gain or loss on the disposition of those shares. This rule applies in circumstances when shares  of the Fund are  exchanged  within  90 days  after  the date  they  were purchased and new shares in a regulated  investment company are acquired without a sales  charge or at a reduced  sales  charge.  In that case,  the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares  exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge  initially.  Instead,  the portion of the sales charge  affected  by this rule  will be  treated  as an amount  paid for the new shares.

The  Funds  are  required  by  law to  withhold  31% of  taxable  dividends  and distributions  to  shareholders  who  do  not  furnish  their  correct  taxpayer identification  numbers,  or are  otherwise  subject to the  backup  withholding provisions of the Code.

Each Series of Security  Equity Fund will be treated  separately in  determining the amounts of income and capital gains  distributions.  For this purpose,  each
Fund will reflect only the income and gains, net of losses of that Fund.

PASSIVE FOREIGN  INVESTMENT  COMPANIES -- Some of the Funds may invest in stocks of foreign  companies  that are  classified  under the Code as  passive  foreign investment companies ("PFICs"). In general, a foreign company is classified as a
PFIC if at least one half of its assets  constitutes  investment-type  assets or
75% or more of its gross income is investment-type income. Under the PFIC rules, an  "excess  distribution"  received  with  respect  to PFIC stock is treated as having been  realized  ratably over a period during which the Fund held the PFIC stock.  The Fund  itself will be subject to tax on the  portion,  if any, of the excess  distribution  that is  allocated to the Fund's  holding  period in prior taxable  years (an  interest  factor will be added to the tax, as if the tax had actually  been  payable  in such  prior  taxable  years)  even  though  the Fund distributes  the  corresponding  income to  shareholders.  Excess  distributions include  any gain from the sale of PFIC stock as well as  certain  distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect  alternative  tax  treatment  with  respect  to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross  income its share of the  earnings of a PFIC on a current basis,  regardless of whether any  distributions  are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions,  would not apply. In addition,  another election may be  available  that would  involve  marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates  prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would  be  eliminated,  but  a  Fund  could,  in  limited  circumstances,  incur nondeductible  interest  charges.  A Fund's  intention to qualify  annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

Because the  application of the PFIC rules may affect,  among other things,  the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain  income  from  PFIC  stock,  the  amount  that  must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased  substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS,  FUTURES AND FORWARD  CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures  contracts,  and  forward  contracts  in which a Fund may  invest may be
"Section 1256  contracts."  Gains or losses on Section 1256 contracts  generally are  considered  60%  long-term  and 40%  short-term  capital  gains or  losses;
however,  foreign  currency  gains or losses  arising from certain  Section 1256 contracts  may be  treated  as  ordinary  income  or loss.  Also,  Section  1256 contracts  held by a Fund at the end of each taxable year (and at certain  other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally,  the  hedging  transactions  undertaken  by  a  Fund  may  result  in
"straddles" for U.S. federal income tax purposes.  The straddle rules may affect the  character  of gains (or losses)  realized by a Fund.  In  addition,  losses realized  by a Fund on  positions  that are part of a straddle  may be  deferred under the straddle  rules,  rather than being taken into account in  calculating the  taxable  income for the  taxable  year in which such  losses are  realized.
Because  only a few  regulations  implementing  the  straddle  rules  have  been promulgated,  the tax consequences of transactions in options,  futures, forward contracts,  swap  agreements  and other  financial  contracts  to a Fund are not entirely clear. The  transactions may increase the amount of short-term  capital gain realized by a Fund which is taxed as ordinary  income when  distributed  to shareholders.

A Fund may make one or more of the elections  available under the Code which are applicable  to  straddles.  If a Fund makes any of the  elections,  the  amount, character  and timing of the  recognition  of gains or losses from the  affected straddle  positions  will be determined  under rules that vary  according to the election(s)  made.  The rules  applicable  under  certain of the  elections  may operate to  accelerate  the  recognition  of gains or losses  from the  affected straddle positions.

Because  application  of the straddle rules may affect the character of gains or losses,  defer losses and/or  accelerate the recognition of gains or losses from the  affected  straddle  positions,  the  amount  which must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations  regarding the treatment of swap agreements,  and related caps, floors and collars, have been implemented, the tax consequences of such  transactions  are not entirely clear. The Funds intend to account for such transactions  in a manner  deemed by them to be  appropriate,  but the  Internal
Revenue Service might not necessarily accept such treatment.  If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements  applicable to a Fund's qualification as a regulated investment company  may  limit  the  extent  to  which a Fund  will be  able to  engage  in transactions in options, futures contracts,  forward contracts,  swap agreements and other financial contracts.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated  redemption  price  of such  debt  security,  the  excess  of the  stated
redemption price over the purchase amount is "market discount." If the amount of market  discount  is more than a DE MINIMIS  amount,  a portion  of such  market discount  must be included as ordinary  income (not capital gain) by the Fund in each taxable  year in which the Fund owns an interest in such debt  security and receives a principal payment on it. In particular,  the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income.
In general,  the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously  taken into account) or (ii) the amount of the  principal  payment with respect to such period.  Generally,  market  discount  accrues on a daily basis for each day the debt  security is held by a Fund at a constant  rate over the time  remaining to the debt  security's  maturity  or, at the  election of the Fund,  at a constant yield to  maturity  which  takes into  account the  semi-annual  compounding  of interest.  Gain realized on the disposition of a market discount obligation must be  recognized as ordinary  interest  income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities  acquired by the Funds may be treated as debt  securities  that were  originally  issued at a  discount.  Very generally,  original  issue  discount is defined as the  difference  between the price  at  which a  security  was  issued  and its  stated  redemption  price at maturity.  Although  no cash  income on account  of such  discount  is  actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore,  such  income  would  be  subject  to the  distribution  requirements applicable to regulated investment companies.

Some debt  securities  may be purchased by the Funds at a discount  that exceeds the original issue  discount on such debt  securities,  if any. This  additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE  SALES -- Recently enacted rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding  substantially  identical  property,  the
Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the  constructive  sale.  The character of gain from a constructive  sale would depend upon the Fund's holding period in the property.  Loss from a constructive  sale would be recognized when the property was subsequently disposed of, and its character would depend on the
Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN  TAXATION  -- Income  received by a Fund from  sources  within a foreign country may be subject to  withholding  and other taxes imposed by that country.
Tax conventions  between certain  countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and  distributions paid to the Fund's  shareholders.  So long as a Fund  qualifies  as a  regulated investment company,  certain distribution  requirements are satisfied,  and more than 50% of such  Fund's  assets at the close of the  taxable  year  consists of securities of foreign  corporations,  the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

FOREIGN CURRENCY TRANSACTIONS -- Under the Code, gains or losses attributable to fluctuations  in  exchange  rates which  occur  between the time a Fund  accrues income or other receivables or accrues expenses or other liabilities denominated in a  foreign  currency  and  the  time  that  a  Fund  actually  collects  such receivables or pays such  liabilities,  generally are treated as ordinary income or ordinary loss. Similarly,  on disposition of debt securities denominated in a foreign  currency  and on  disposition  of certain  futures  contracts,  forward contracts and options, gains or losses attributable to fluctuations in the value of foreign  currency between the date of acquisition of the security or contract and the date of  disposition  also are treated as ordinary  gain or loss.  These gains or losses,  referred to under the Code as  "Section  988" gains or losses, may  increase  or decrease  the amount of a Fund's  investment  company  taxable income to be distributed to its shareholders as ordinary income.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive  presentation of the tax consequences of investing in a
Fund.  Distributions may also be subject to additional state,  local and foreign taxes, depending on each shareholder's particular situation.  Depending upon the nature and extent of a Fund's contacts with a state or local  jurisdiction,  the
Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable  law as doing  business in, or as having  income  derived  from,  the jurisdiction.  Shareholders  are advised to consult  their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The  Articles  of  Incorporation  of each Fund  provide  for the  issuance of an indefinite  number of shares of common  stock in one or more  classes or series.
Security  Equity  Fund  has  authorized  capital  stock of $.25  par  value  and currently  issues its shares in eleven series,  Equity Fund,  Global Fund, Total
Return Fund,  Social  Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund,
Enhanced Index Fund,  International  Fund, Select 25 Fund, Large Cap Growth Fund
and Technology Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets.  Growth and Income and Ultra Funds have not issued shares in any  additional  series at the present time.  Growth and Income and Ultra Funds each have  authorized  capital stock of
$1.00 par value and $.50 par value, respectively.

Each of the Funds  currently  issues four  classes of shares  which  participate proportionately  based on their  relative  net  asset  values in  dividends  and distributions  and have equal voting,  liquidation  and other rights except that
(i)  expenses  related  to the  distribution  of each  class of  shares or other expenses that the Board of Directors  may designate as class  expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting  rights with  respect to any  Distribution  Plan  adopted for that class;
(iii) each class has different  exchange  privileges;  and (iv) each class has a different  designation.  When issued and paid for, the shares will be fully paid and nonassessable by the Funds.  Shares may be exchanged as described under "How to Exchange  Shares,"  page 62, but will have no other  preference,  conversion,
exchange  or  preemptive  rights.   Shares  are  transferable,   redeemable  and
assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors,  all shares of the series of Security Equity Fund,  Equity Fund,  Global Fund,  Total Return Fund,  Social
Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund,  Enhanced Index Fund,
International  Fund,  Select 25 Fund, Large Cap Growth Fund and Technology Fund,
vote  together,  with each share having one vote. On other  matters  affecting a particular  Fund,  such as the investment  advisory  contract or the fundamental policies,  only shares of that Fund are entitled to vote, and a majority vote of the shares of that Fund is required for approval of the proposal.

The Funds do not generally hold annual meetings of  shareholders  and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders.  Such a meeting will be called at the  written  request  of 10% of the  outstanding  shares of  Security
Growth and Income Fund, Security Equity Fund or Security Ultra Fund.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street Bank and Trust Company, 225 Franklin, Boston,  Massachusetts 02110,
currently  acts as custodian for the  portfolio  securities of Large Cap Growth,
Technology,  Global and  International  Funds,  including  those held by foreign banks and foreign  securities  depositories  which  qualify as eligible  foreign custodians under the rules adopted by the SEC.

UMB Bank,  N.A.,  928 Grand Avenue,  Kansas City,  Missouri  64106,  acts as the custodian for the portfolio  securities of Growth and Income Fund,  Equity Fund,
Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index
Fund,  Select 25 Fund,  Total  Return Fund and Ultra Fund.  Security  Management
Company, LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

The firm of Ernst & Young LLP, One Kansas City Place,  1200 Main Street,  Kansas
City, Missouri  64105-2143,  has been selected by each Fund's Board of Directors to serve as the Funds'  independent  auditors,  and as such,  will  perform  the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

The  Funds  may,  from  time  to  time,  include   performance   information  in
advertisements,  sales  literature  or reports to  shareholders  or  prospective investors.  Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

Quotations  of average  annual  total  return will be  expressed in terms of the average annual  compounded  rate of return of a  hypothetical  investment in the
Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a  hypothetical  initial  payment of $1,000,  T = the average  annual total return, n = the number of years, and ERV = the ending  redeemable value of a hypothetical  $1,000  payment made at the beginning of the period).  All total return  figures will reflect the deduction of the maximum  initial sales load of
5.75%  in the  case of  quotations  of  performance  of  Class A  shares  or the applicable  contingent  deferred  sales  charge  in the  case of  quotations  of performance of Class B, Class C, and Class S shares and a proportional  share of
Fund  expenses  on  an  annual   basis,   and  assume  that  all  dividends  and
distributions are reinvested when paid.

For the 1-, 5- and 10-year  periods ended  September 30, 2001 the average annual total return for each Fund was the following:

================================================================================
                                                   1 YEAR
                           -----------------------------------------------------
                           CLASS A       CLASS B       CLASS C         CLASS S
--------------------------------------------------------------------------------
Growth and Income Fund .   (20.51)%      (20.76)%      (17.29)%      (21.57)%(1)
Equity Fund ............   (31.84)%      (31.92)%      (29.07)%      (28.22)%(1)
Global Fund ............   (31.76)%      (31.47)%      (28.92)%      (30.22)%(1)
Total Return Fund ......   (35.37)%      (35.54)%      (32.94)%      (34.27)%(1)
Social Awareness Fund ..   (33.75)%      (33.92)%      (31.08)%      (30.34)%(1)
Mid Cap Value Fund .....   (10.05)%      (10.18)%       (6.37)%      (17.97)%(1)
Small Cap Growth Fund ..   (54.71)%      (54.70)%      (52.94)%      (37.72)%(1)
Enhanced Index Fund ....   (32.40)%      (32.37)%      (29.50)%      (29.59)%(1)
International Fund .....   (38.74)%      (38.67)%      (36.14)%      (33.36)%(1)
Select 25 Fund .........   (36.99)%      (37.01)%      (34.32)%      (34.17)%(1)
Large Cap Growth Fund ..   (41.75)%      (41.72)%      (39.16)%      (33.51)%(1)
Technology Fund ........   (65.56)%      (65.96)%      (64.53)%      (56.52)%(1)
Ultra Fund .............   (41.74)%      (41.89)%      (39.39)%      (38.67)%(1)
--------------------------------------------------------------------------------
1  From  February  1, 2001  (date of  inception)  to  September  30,  2001,  and percentage amounts are not annualized
================================================================================

================================================================================
                                                 5 YEARS
                           -----------------------------------------------------
                             CLASS A       CLASS B       CLASS C     CLASS S
--------------------------------------------------------------------------------
Growth and Income Fund..     0.56%         0.29%        (8.25)%(4)     ---
Equity Fund.............     4.47%         4.34%       (10.77)%(4)     ---
Global Fund.............     8.21%         8.39%         5.25%(4)      ---
Total Return Fund.......    (2.17)%       (2.36)%      (11.49)%(4)     ---
Social Awareness Fund...     3.56%(1)      3.32%(1)    (10.83)%(4)     ---
Mid Cap Value Fund......    17.09%(2)     17.25%(2)     12.96%(4)      ---
Small Cap Growth Fund...     0.68%(3)      0.38%(3)     (1.88)%(4)     ---
Enhanced Index Fund.....    (7.22)%(4)    (8.96)%(4)    (7.87)%(4)     ---
International Fund......   (13.71)%(4)   (13.38)%(4)   (12.30)%(4)     ---
Select 25 Fund..........   (11.83)%(4)   (11.50)%(4)   (10.35)%(4)     ---
Large Cap Growth Fund...   (33.08)%(5)   (32.85)%(5)   (30.80)%(5)     ---
Technology Fund.........   (55.06)%(5)   (55.51)%(5)   (54.21)%(5)     ---
Ultra Fund..............     9.92%         9.88%         5.84%(4)      ---
--------------------------------------------------------------------------------
1  From November 1, 1996 (date of inception) to September 30, 2001
2  From May 1, 1997 (date of inception) to September 30, 2001
3  From October 15, 1997 (date of inception) to September 30, 2001
4  From January 29, 1999 (date of inception) to September 30, 2001
5  From May 1, 2000 (date of inception) to September 30, 2001
================================================================================

================================================================================
                                                 10 YEARS
                           -----------------------------------------------------
                             CLASS A       CLASS B     CLASS C       CLASS S
--------------------------------------------------------------------------------
Growth and Income Fund..     5.21%         3.84%(1)      ---           ---
Equity Fund.............    10.59%         8.87%(1)      ---           ---
Global Fund.............     8.68%(2)      8.70%(1)      ---           ---
Total Return Fund.......     0.60%(3)      0.56%(3)      ---           ---
Social Awareness Fund...      ---           ---          ---           ---
Mid Cap Value Fund......      ---           ---          ---           ---
Small Cap Growth Fund...      ---           ---          ---           ---
Enhanced Index Fund.....      ---           ---          ---           ---
International Fund......      ---           ---          ---           ---
Select 25 Fund..........      ---           ---          ---           ---
Large Cap Growth Fund...      ---           ---          ---           ---
Technology Fund.........      ---           ---          ---           ---
Ultra Fund..............    10.91%         9.88%(1)      ---           ---
--------------------------------------------------------------------------------
1  From October 19, 1993 (date of inception) to September 30, 2001
2  From October 1, 1993 (date of inception) to September 30, 2001
3  From June 1, 1995 (date of inception) to September 30, 2001
================================================================================

Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                   ERV - P
                                   ------- = T
                                      P

(where P = a hypothetical  initial payment of $1,000, T = the total return,  and
ERV = the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions  are  reinvested  when  paid.  The Funds  may,  from time to time, include  quotations of aggregate  total return that do not reflect  deduction of the sales load. The sales load, if reflected, would reduce the total return.

The  aggregate  total  return  on an  investment  for each  Fund  calculated  as described above was as indicated in the  accompanying  table.  Unless  otherwise noted,  the total return numbers are for the ten-year period ended September 30,
2001.

================================================================================
                             CLASS A       CLASS B       CLASS C     CLASS S(9)
--------------------------------------------------------------------------------
Growth and Income Fund..    76.33%        34.92%(1)    (20.54)%(7)    (16.56)%
Equity Fund.............   190.59%        96.46%(1)    (26.24)%(7)    (23.64)%
Global Fund.............   106.55%(2)     94.13%(1)     14.65%(7)     (25.76)%
Total Return Fund.......    10.20%(3)      3.61%(1)    (27.81)%(7)    (30.07)%
Social Awareness Fund...    26.04%(4)     19.41%(4)    (26.37)%(7)    (25.89)%
Mid Cap Value Fund......   113.05%(5)    104.00%(5)     38.46%(7)     (12.74)%
Small Cap Growth Fund...     8.98%(6)      4.52%(6)     (4.94)%(7)    (33.74)%
Enhanced Index Fund.....   (18.15)%(7)   (19.77)%(7)   (19.67)%(7)    (25.09)%
International Fund......   (28.45)%(7)   (29.77)%(7)   (29.57)%(7)    (29.10)%
Select 25 Fund..........   (24.20)%(7)   (25.60)%(7)   (25.30)%(7)    (29.97)%
Large Cap Growth Fund...   (40.00)%(8)   (40.80)%(8)   (40.70)%(8)    (29.27)%
Technology Fund.........   (65.90)%(8)   (67.00)%(8)   (67.00)%(8)    (53.74)%
Ultra Fund..............   198.91%       111.49%(1)     16.37%(7)     (34.75)%
--------------------------------------------------------------------------------
1   From October 19, 1993 (date of inception)
2   From October 1, 1993 (date of inception)
3   From June 1, 1995 (date of inception)
4   From November 1, 1996 (date of inception)
5   From May 1, 1997 (date of inception)
6   From October 15, 1997 (date of inception)
7   From January 29, 1999 (date of inception)
8   From May 1, 2000 (date of inception)
9   From February 1, 2001 (date of inception)
================================================================================

These figures  reflect  deduction of the maximum sales load. Fee waivers for the
Total Return, Social Awareness,  Mid Cap Value, Small Cap Growth,  International
and  Technology  Funds  reduced Fund expenses and in the absence of such waiver, the average annual total return and aggregate total return would be reduced.

Quotations  of average  annual  total  return and  aggregate  total  return will reflect only the  performance of a  hypothetical  investment in the Funds during the particular time period shown.  Such quotations for the Funds will vary based on changes in market  conditions  and the level of the Funds'  expenses,  and no reported  performance  figure should be considered an indication of  performance which may be expected in the future.

PERMISSIBLE ADVERTISING INFORMATION

From  time to  time,  the  Funds  may,  in  addition  to any  other  permissible information, include the following types of information in advertisements, sales
literature,   reports  to   shareholders   and  other  investor   communications
("advertisements"):  (1) discussions of general economic or financial principles
(such as the effects of compounding and the benefits of dollar-cost  averaging);
(2) discussions about past, current or possible  economic,  market and political trends and events;  (3)  presentations  of statistical  data to supplement  such discussions; (4) published evaluations by nationally recognized ranking services and financial or business  publications or other media including reprints of, or selections from, such publications;  (5) descriptions and updates concerning the
Funds' strategies,  and past or anticipated portfolio investments;  (6) analysis
of  their  investments  by  industry,   country,  credit  quality  and/or  other
characteristics;  (7) the general  biography or work experience of the portfolio managers  of the  Funds  including  information  about  awards  received  by the portfolio managers,  mentions of a manager in the media, or announcements of the portfolio manager's appearance on television or radio programs, or presentations at  conferences  or trade shows;  (8)  portfolio  manager  commentary  or market updates; (9) investment philosophy and the research methodology underlying stock selection  or  the  Funds'  investment  objective;  (10)  a  discussion  of  the risk/return  continuum  relating to different  investments;  (11) discussions on general  principles of investing such as asset allocation,  diversification  and risk tolerance;  (12) testimonials describing the experience of persons who have invested  in a  Fund;  (13)  discussions  about  retirement  and  investing  for retirement;  (14) data  concerning the projected cost of a college  education in future  years based on current or recent costs of college and an assumed rate of increase for such costs;  (15)  information  regarding the relative  reliance in recent years on personal savings for retirement income versus reliance on Social
Security  benefits  and  company  sponsored  retirement  plans;  and (16)  other information of interest to investors.

Advertisements  also may  include  the  Funds'  performance,  goals,  risks  and expenses  compared  with (a)  various  indexes so that  investors  may compare a
Fund's results with those of a group of unmanaged  securities widely regarded by investors as  representative  of the  securities  markets in general;  (b) other groups of mutual funds tracked by Lipper Analytical  Services Inc.,  Morningstar or  another  independent  research  firm  which  ranks  mutual  funds by overall performance,  investment  objectives,  and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other  criteria;  (c) the Consumer  Price Index  (measure for  inflation)  to assess  the real  rate of  return  from an  investment  in the  Fund;  (d) other statistics  such as gross  national  product  or gross  domestic  product of the
United  States or other  countries  or  regions,  net import and export  figures derived from governmental publications (e.g., The Survey of Current Business) or
other  independent  parties  (e.g.,  the  Investment  Company   Institute),   to
illustrate investment attributes to the Funds or the general economic, business, investment,  or financial  environment  in which the Funds  operate;(e)  various financial,  economic and market  statistics  developed  by brokers,  dealers and other persons to illustrate aspects of a Fund's performance;  (f) the sectors or industries  in which the Funds  invest  compared to relevant  indexes or surveys
(e.g.,  S&P  Industry   Surveys)  in  order  to  evaluate  the  Funds'  historic
performance  or  current or  potential  value  with  respect  to the  particular industry or sector;  (g) a hypothetical or model portfolio;  or (h) other mutual funds.  The Funds also may  discuss  and  compare in  advertising  the  relative performance  of  various  types of  investment  instruments  including,  but not limited to, certificates of deposit,  ordinary interest savings accounts,  other forms of fixed or variable time deposits,  qualified  retirement plans,  stocks,
Treasury  securities,  and bonds, over various time periods and covering various holding periods.  Such  comparisons may compare these  investment  categories to each other or to changes in the Consumer Price Index. In addition, the Funds may quote various  measures of volatility  and benchmark  correlation in advertising and other  materials and may compare these  measures to those of indexes,  other funds or types of investments.

The Funds'  advertisements  may also include rankings or ratings of its transfer agent,  and  of  the  investor  services  provided  by  the  transfer  agent  to shareholders  of the  Security  Funds  other than  performance  rankings  of the
Security Funds themselves. Those ratings or rankings of shareholder and investor services by third  parties may include  comparisons  of their  services to those provided  by other  mutual  fund  families  selected  by the  rating or  ranking services.  They may be based upon the opinions of the rating or ranking  service itself,  using its  research or judgment,  or based upon  surveys of  investors, brokers, shareholders or others.

The Funds, in their  advertisements,  may refer to pending legislation from time to time and the possible  effect of such  legislation  on investors,  investment strategy and related  matters.  This would  include any tax  proposals and their effect on marginal tax rates and tax-equivalent yields.

From time to time,  advertisements  may include  general  information  about the services and  products  offered by the Security  Funds,  Security  Distributors,
Inc., and Security  Benefit Life  Insurance  Company and its  subsidiaries.  For example,  such  advertisements may include  statistical  information about those entities  including,  but not  limited  to, the  number of  current  shareholder accounts,  the  amount  of  assets  under  management,  sales  information,  the distribution  channels  through  which the  entities'  products  are  available, marketing  efforts  and  statements  about  this  information  by the  entities'
officers, directors and employees.

All performance information that the Funds advertise is historical in nature and is not  intended to  represent or  guarantee  future  results.  The value of the
Funds'  shares  when  redeemed  may be more or less than  their  original  cost.
Performance information may be quoted numerically or presented in a table, graph or other illustration.  The Funds' returns and share price are not guaranteed or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.

In connection with a ranking, the Funds may provide additional information, such as the  particular  category to which it is related,  the number of funds in the category,  the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.  In assessing comparisons of performance,  you should keep in mind that the composition of the investments in the reported indexes and averages is not identical to any Fund's portfolios, the indexes and  averages are  generally  unmanaged,  and the items  included in the calculations  of the averages may not be identical to the formula used by a Fund to calculate its figures. For example, unmanaged indexes may assume reinvestment of dividends  but generally do not reflect  deductions  for  administrative  and management  costs.  In addition,  there can be no assurance  that the Funds will continue their performance as compared to these other averages.

RETIREMENT PLANS

Security  Financial  Resources,  Inc., an affiliate of the  Investment  Manager, offers  tax-qualified  retirement plans for individuals  (Individual  Retirement
Accounts,   known  as  IRAs),   several  prototype   retirement  plans  for  the
self-employed (Keogh plans),  pension and profit-sharing plans for corporations, and  custodial  account  plans  for  employees  of  public  school  systems  and organizations  meeting the  requirements  of Section  501(c)(3)  of the Internal
Revenue Code.  Actual  documents and detailed  materials about the plans will be provided upon request to the Distributor.

Purchases  of the Funds'  shares under any of these plans are made at the public
offering  price  next  determined  after   contributions  are  received  by  the
Distributor.  The Funds'  shares owned under any of the plans have full dividend and  redemption  privileges.  Depending  on the  terms of the  particular  plan, retirement benefits may be paid in a lump sum or in installment  payments over a specified period. There are possible penalties for premature  distributions from such plans.

Security Management Company,  LLC is available to act as custodian for the plans on a fee basis. Beginning in 2002, UMB Bank, n.a. will serve as the custodian of the plans.  For IRAs,  SIMPLE  IRAs,  Roth  IRAs,  Coverdell  Education  Savings
Accounts,  and  Simplified  Employee  Pension (SEP) plans,  service fee for such custodial  services  currently  is: $10 for annual  maintenance  of the account.
Service  fees for  Section  403(b)  Retirement  Plans are set  forth in  "403(b)
Retirement  Plans,"  page 73.  Service  fees for other types of plans will vary.
These fees will be deducted from the plan assets. Optional supplemental services are available from Security Financial Resources, Inc. for additional charges.

Retirement  investment programs involve commitments covering future years. It is important  that  the  investment  objectives  and  structure  of  the  Funds  be considered by the investors for such plans. A brief description of the available tax-qualified  retirement  plans  is  provided  below.  However  the  tax  rules applicable to such  qualified  plans vary  according to the type of plan and the terms and  conditions  of the plan  itself.  Therefore,  no  attempt  is made to provide  more than  general  information  about the various  types of  qualified plans.

Investors  are  urged to  consult  their  own  attorneys  or tax  advisers  when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Individual  Retirement  Account  Custodial  Agreements  are available to provide investment  in shares of the Funds or in other Funds in the Security  Group.  An individual  may  initiate  an IRA  through  the  Underwriter  by  executing  the custodial  agreement and making a minimum initial investment of at least $100. A
$10 annual fee is charged for maintaining the account.

An individual  may make a contribution  to a traditional  IRA each year of up to the lesser of 100% of earned  income  under  current  tax law or the  applicable dollar amount as shown in the table below:

                        ===============================
                             TAX YEAR           AMOUNT
                        -------------------------------
                             2002-2004          $3,000
                             2005-2007          $4,000
                        2008 and thereafter     $5,000
                        ===============================

The  IRAs  described  in  this  paragraph  are  called   "traditional  IRAs"  to
distinguish them from the "Roth IRAs," which are described  below.  Spousal IRAs allow an  individual  and his or her spouse to  contribute  up to the maximum to each of their  respective  IRAs (up to 100% of joint earned income) so long as a joint tax return is filed. The maximum amount the higher  compensated spouse may contribute  for the year is the  lesser of the  applicable  sum set forth in the table  above  or 100% of that  spouse's  compensation.  The  maximum  the  lower compensated  spouse may  contribute is the lesser of (i) the  applicable sum set forth in the table  above or (ii) 100% of that  spouse's  compensation  plus the amount by which the higher compensated spouse's  compensation exceeds the amount the higher  compensated  spouse contributes to his or her IRA. If you are age 50 or over, you may make an additional  catch up contribution  to your  traditional
IRA of $500  during the tax years of  2002-2005,  or $1,000 for tax year 2006 or any tax year thereafter.

Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions  to an IRA is the  lesser of the  applicable  sum set forth in the table above or the  taxpayer's  compensation  for the year.  If the  taxpayer is
covered  by  an   employer-sponsored   retirement   plan,   the  amount  of  IRA
contributions  the  taxpayer  may deduct in a year may be reduced or  eliminated based on the  taxpayer's  adjusted gross income for the year. The adjusted gross income  level at  which a  single  taxpayer's  deduction  for 2002 is  affected,
$34,000,  will increase annually to $50,000 in the year 2005. The adjusted gross income level at which the  deduction  for 2002 for a married  taxpayer (who does not file a separate  return) is affected,  $54,000,  will  increase  annually to
$80,000 in the year 2007.  If the  taxpayer  is  married,  files a separate  tax return, and is covered by a qualified retirement plan, the taxpayer may not make a deductible contribution to an IRA if the taxpayer's income exceeds $10,000. If the taxpayer is not covered by an  employer-sponsored  retirement  plan, but the taxpayer's  spouse is, the amount the taxpayer may deduct for IRA  contributions will be phased out if the taxpayer's  adjusted gross income is between  $150,000 and $160,000.

Contributions must be made in cash no later than April 15 following the close of the tax year.  No annual  contribution  is  permitted  for the year in which the investor reaches age 70 1/2 or any year thereafter.

In addition to annual  contributions,  total  distributions  and certain partial distributions from certain  employer-sponsored  retirement plans may be eligible to be reinvested  into a traditional  IRA if the  reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

Section 408A of the Code permits  eligible  individuals to establish a Roth IRA.
Contributions  to a Roth  IRA are not  deductible,  but  withdrawals  that  meet certain  requirements  are not subject to federal income tax. The maximum annual contribution  amount is equal to the applicable dollar amount shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                              2002-2004          $3,000
                              2005-2007          $4,000
                         2008 and thereafter     $5,000
                         ==============================

However,  your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently  $150,000 for a married couple filing a joint return and $95,000 for a single taxpayer).  If you are age 50 or over,  you may make an additional  catch up  contribution  to your
Roth IRA of $500 during the tax years of 2002-2005 or $1,000 if it is during the
2006 tax year or any year  thereafter.  In  general,  Roth IRAs are  subject  to certain required distribution requirements.  Unlike a traditional IRA, Roth IRAs are not  subject to  minimum  required  distribution  rules  during the  owner's lifetime.  Generally,  however,  the  amount  remaining  in a Roth  IRA  must be distributed by the end of the fifth year after the death of the owner.

The owner of a traditional  IRA may convert the  traditional IRA into a Roth IRA under certain  circumstances.  The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted  traditional IRA to federal income tax.
If a  traditional  IRA is  converted  to a Roth IRA,  the taxable  amount of the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of conversion. Generally, all amounts in a traditional IRA are taxable  except for the owner's prior  non-deductible  contributions  to the traditional IRA.

COVERDELL EDUCATION SAVINGS ACCOUNTS

Section 530 of the Code permits  eligible  individuals  to establish a Coverdell
Education  Savings  Account  on  behalf  of a  beneficiary.  Contributions  to a
Coverdell   Education   Savings  Account  are  not  deductible,   but  qualified
distributions  to the  beneficiary  are not subject to federal  income tax.  The maximum annual  contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000,  or if the individual  is  married  and the couple has a  combined  adjusted  gross  income between $190,000 and $220,000.  Coverdell Education Savings Accounts are subject to certain required distribution  requirements.  Generally, the amount remaining
in  a  Coverdell   Education   Savings   Account  must  be  distributed  by  the
beneficiary's  30th  birthday or rolled into a new Coverdell  Education  Savings
Account for another eligible beneficiary.

SIMPLE IRAS

The Small  Business Job  Protection  Act of 1996 created a retirement  plan, the
Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans) for
tax years.  SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

The  Investment  Manager makes  available  SIMPLE IRAs to provide  investment in shares of the Funds.  Contributions  to a SIMPLE IRA will  include  both  salary deferral contributions and employer contributions. Contributions must be made in cash and cannot exceed the maximum  amount  allowed  under the Internal  Revenue
Code.  On a  pre-tax  basis,  compensation  (through  salary  deferrals)  may be contributed to a SIMPLE IRA. Elective deferrals are based on a stated percentage of the employee's compensation,  and are limited to the applicable dollar amount per year as shown in the table below.

                    =======================================
                         TAX YEAR           DEFERRED AMOUNT
                    ---------------------------------------
                           2002                 $ 7,000
                           2003                 $ 8,000
                           2004                 $ 9,000
                    2005 and thereafter         $10,000
                    =======================================

The $10,000  limit will be adjusted  for  inflation in $500  increments  for tax years  beginning  after the 2005 tax year.  If you are age 50 or over,  catch up contributions  can be made to your  SIMPLE  IRA  during the tax years and at the rates set forth in the table below:

                    ========================================
                                            ADDITIONAL CATCH
                         TAX YEAR              UP AMOUNT
                    ----------------------------------------
                           2002                  $  500
                           2003                  $1,000
                           2004                  $1,500
                           2005                  $2,000
                    2006 and thereafter          $2,500
                    ========================================

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning  after the 2006 tax year. In addition,  employers are required to make either  (1) a  dollar-for-dollar  matching  contribution  or  (2) a  nonelective contribution  to each  participant's  account  each year.  In general,  matching
contributions   must  equal  up  to  3%  of  compensation,   but  under  certain
circumstances,  employers may make lower matching contributions.  Instead of the match, employers may make a nonelective contribution equal to 2% of compensation
(compensation  for  purposes  of any  nonelective  contribution  is  limited  to
$200,000, as indexed).

Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

Distributions  prior to age 59 1/2 may be  subject  to a 10%  penalty  tax which increases to 25% for distributions made before a participant has participated in the  SIMPLE  Plan for at least two years.  An annual  fee of $10 is charged  for maintaining the SIMPLE IRA.

PENSION AND PROFIT SHARING PLANS

Prototype corporate pension or profit-sharing  plans meeting the requirements of
Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(B) RETIREMENT PLANS

Employees of public  school  systems and  tax-exempt  organizations  meeting the requirements of Internal  Revenue Code Section  501(c)(3) may purchase shares of the Funds or of other funds in the Security Group,  which funds include Security
Social Awareness, Capital Preservation, Diversified Income and High Yield Funds,
under a Section  403(b)  Plan.  Class S shares are not  available  to  custodial accounts of the  Investment  Manager and Class A shares may not be  available to custodial  accounts of the  Investment  Manager opened on or after June 5, 2000.
The minimum  initial or  subsequent  investment  in a custodial  account under a
Section 403(b) Plan is $50. An annual  administration fee of $25 is required for each custodial  account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

Employees may request loans from their custodial accounts. An administration fee of $125 will be  charged  at the time of  application  for a loan and a $50 loan maintenance  fee will be  deducted  each year  from the  account  balance.  Loan repayments  will be treated as  purchases  for the  purpose of  determining  any applicable  deferred sales charge.  See "How to Purchase Shares," page 41, for a discussion of the  application  of deferred sales charges to Class B and Class C shares. Loans may not be available from certain accounts, including those opened prior  to  June  5,  2000.  Please  contact  Security  Management  Company,  LLC concerning loan availability.

Section 403(b) Plans are subject to numerous restrictions on the amount that may be  contributed,  the persons who are  eligible  to  participate,  the time when distributions may commence, and the number and amount of any loans requested.

SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS

A prototype SEP is available for corporations,  partnerships or sole proprietors desiring  to  adopt  such a plan for  purchases  of IRAs  for  their  employees.
Employers  establishing  a SEP may  contribute a maximum of $40,000 a year to an
IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

The audited financial  statement of the Funds, which are contained in the Funds'
September 30, 2001 Annual Report, are incorporated  herein by reference.  Copies of the Annual  Report are  provided to every  person  requesting  a Statement of
Additional Information.

                                   APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.--

AAA. Bonds which are rated Aaa are judged to be of the best quality.  They carry the  smallest  degree  of  investment  risk  and are  generally  referred  to as
"gilt-edge."  Interest  payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper medium grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither  highly  protected nor poorly  secured.  Interest  payments and principal  security  appear  adequate  for the present,  but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

BA.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B. Bonds  which are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

CAA.  Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent  obligations  which are  speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION--

AAA. Bonds rated AAA have the highest rating  assigned by Standard & Poor's to a debt  obligation.  Capacity to pay  interest  and repay  principal  is extremely strong.

AA.  Bonds  rated AA have a very  strong  capacity  to pay  interest  and  repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong  capacity  to pay  interest  and repay  principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest
and  repay  principal.   Whereas  they  normally  exhibit  adequate   protection
parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  CC.  Bonds rated BB, B, CCC and CC are  regarded,  on  balance,  as predominately  speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of  speculation  and CC the highest degree of  speculation.  While such bonds will likely have some quality and protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in  default  and  payment of  interest  and/or  repayment  of principal is in arrears.

                                   APPENDIX B
--------------------------------------------------------------------------------

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations  purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of Intention  (also  referred to as a
"Letter of Intent"),  the term "Purchaser"  includes the following  persons:  an individual,  his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary  account  established for their  benefit;  an  organization  exempt from federal  income tax under Section
501(c)(3) or (13) of the Internal Revenue Code; or a pension,  profit-sharing or other  employee  benefit plan whether or not qualified  under Section 401 of the
Internal Revenue Code.

RIGHTS OF  ACCUMULATION  -- A Purchaser may combine all previous  purchases with his or her contemplated  current  purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase.  For example,  an  investor  who already  owns Class A shares of a Fund either  worth
$30,000 at the  applicable  current  offering price or purchased for $30,000 and who invests an  additional  $25,000,  is entitled to a reduced  front-end  sales charge of 4.75% on the latter purchase.  The Underwriter must be notified when a sale takes  place which  would  qualify  for the reduced  charge on the basis of previous purchases subject to confirmation of the investor's holding through the
Fund's records.  Rights of accumulation  apply also to purchases  representing a combination of the Class A shares of the Funds, Security Income Fund or Security
Municipal Bond Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION -- A Purchaser may sign a Statement of  Intention,  which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter  covering purchases of Class A shares of the Funds,  Security  Income  Fund or  Security  Municipal  Bond Fund to be made within a period of 13 months (or a 36-month  period for  purchases of $1 million or more) and thereby  become  eligible  for the reduced  front-end  sales charge applicable to the actual amount  purchased under the Statement.  Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the  Statement  is  completed  or  terminated.  The  shares so held may be redeemed  by the Funds if the  investor  is  required  to pay  additional  sales charges which may be due if the amount of purchases made by the Purchaser during the period the  Statement is  effective is less than the total  specified in the
Statement of Intention.

A  Statement  of  Intention  may be  revised  during the  13-month  period (or a
36-month period for purchases of $1 million or more).  Additional Class A shares received from  reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced sales  charges.  The
Statement is not a binding  obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Funds. An investor  considering  signing such an agreement  should read the Statement of Intention carefully.

REINSTATEMENT  PRIVILEGE -- Shareholders  who redeem their Class A shares of the
Funds have a one-time  privilege (1) to reinstate  their  accounts by purchasing shares  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds,  or (2) to the extent the redeemed shares would have been eligible for the  exchange  privilege,  to  purchase  Class A shares of another of the Funds,
Security Income Fund and Security Municipal Bond Fund, without a sales charge up to the dollar amount of the redemption  proceeds.  Written notice and a check in the amount of the reinvestment  from eligible  shareholders  wishing to exercise this reinstatement privilege must be received by a fund within 30 days after the redemption  request was received  (or such longer  period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The reinstatement  or exchange  will be made at the net asset value next  determined after the reinvestment is received by the Fund.  Shareholders  making use of the reinstatement  privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.